UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

March 20, 2023
Dear Shareholder:
We cordially invite you to the special general meeting of the shareholders of Argo Group International Holdings, Ltd. (which we refer to as “Argo Group,” “we,” “us,” or “our”), to be held at Wellesley House South, W Room (2nd Floor), 90 Pitts Bay Rd., Pembroke HM 08, Bermuda, on April 19, 2023 at 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) or any adjournment thereof. We refer to such meeting as the “special general meeting.”
On February 8, 2023, Argo Group entered into an Agreement and Plan of Merger with Brookfield Reinsurance Ltd. (“Brookfield Reinsurance”) and BNRE Bermuda Merger Sub Ltd., an indirect wholly-owned subsidiary of Brookfield Reinsurance (“Merger Sub”) (we refer to the Agreement and Plan of Merger as the “merger agreement”). Pursuant to the merger agreement and a statutory merger agreement that is an exhibit to the merger agreement, Merger Sub will be merged with and into Argo Group, with Argo Group surviving the merger as an indirect wholly-owned subsidiary of Brookfield Reinsurance (which we refer to as the “merger”).
Pursuant to the terms and subject to the conditions set forth in the merger agreement, at the effective time of the merger (which we refer to as the “effective time”), each holder of common shares of Argo Group, $1.00 par value per share (which we refer to as the “common shares,” and each as a “common share”), issued and outstanding immediately prior to such time (other than any common share that is owned by Argo Group as treasury shares, by Argo Group, Brookfield Reinsurance, Merger Sub or wholly-owned subsidiaries of Argo Group or Brookfield Reinsurance or any common share that is subject to an Argo Group equity award) will be entitled to receive, with respect to each such common share, $30.00 in cash, without interest and less any required withholding taxes (which we refer to as the “merger consideration”). Common shares are currently quoted on the New York Stock Exchange under the symbol “ARGO.” In addition, Argo Group’s issued and outstanding 7.00% resettable fixed rate preference shares, series A, par value $1.00 per share (which we refer to as the “preferred shares” and each as a “preferred share”), will continue as preferred shares of Argo Group as the surviving company following the merger and the relative rights, terms and conditions of each such preferred share will remain unchanged. Depositary shares, each representing a 1/1000th interest in a preferred share, are currently quoted on the New York Stock Exchange under the symbol “ARGOPrA.”
We are soliciting proxies for use at the special general meeting or any adjournment thereof to consider and vote upon proposals to approve: (1) the merger agreement, the statutory merger agreement required in accordance with Section 105 of the Bermuda Companies Act 1981, as amended, and the merger (which we refer to as the “merger proposal”), (2) on an advisory (non-binding) basis, the compensation that may be paid or become payable to Argo Group’s named executive officers that is based on or otherwise relates to the merger, as described in the proxy statement (which we refer to as the “compensation advisory proposal”) and (3) an adjournment of the special general meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes to approve the merger proposal at the special general meeting (which we refer to as the “adjournment proposal”). Holders of common shares will be entitled to vote on all three proposals, whereas holders of preferred shares will be entitled to vote only on the merger proposal and the adjournment proposal. We urge all shareholders to read this proxy statement and the documents included with this proxy statement carefully and in their entirety.
The Argo Group board of directors unanimously (1) approved the merger agreement, the statutory merger agreement and the merger, (2) determined that the terms of the merger agreement and the statutory merger are in the best interests of Argo Group, (3) declared the advisability of the merger agreement, the statutory merger agreement and the merger and (4) resolved to recommend approval of the merger, the merger agreement and the statutory merger agreement to Argo Group’s shareholders (subject to the right of the Argo Group board of directors to withdraw, modify or amend such recommendation or terminate the merger agreement in accordance with the terms of the merger agreement). Accordingly, the Argo Group board of directors unanimously recommends that Argo Group’s shareholders vote “FOR” the merger proposal, “FOR” the compensation advisory proposal and “FOR” the adjournment proposal.
The approval of the merger proposal requires the affirmative vote of a majority of the voting power of the outstanding common shares and preferred shares, voting as one class, that are entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws. Approval of the merger proposal is necessary to complete the merger.

Your vote is very important.   Whether or not you plan to attend the special general meeting, please take the time to complete, date, sign and return the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy by telephone or through the Internet. We ask that you do so as promptly as possible to ensure that your shares may be represented and voted at the special general meeting or any adjournment thereof. Holders of record may revoke a submitted proxy prior to its exercise at the special general meeting, or any adjournment thereof, in any of the following ways: (1) submitting a later dated vote by telephone or through the Internet in a timely manner (and in any event no later than 48 hours prior to the time of the commencement of the special general meeting); that is, by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023; (2) submitting a valid, later dated proxy card in a timely manner that is received no later than 48 hours prior to the time of the commencement of the special general meeting; that is, by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023; (3) giving written notice of such revocation to Argo Group’s corporate secretary (at Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda), which written notice is received at least 48 hours prior to the time of the commencement of the special general meeting; that is, by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023; or (4) attending and voting at the special general meeting, or any adjournment thereof (although attendance at the meeting will not by itself revoke a proxy).
If your shares are held in street name by your bank, broker, trustee, custodian or other nominee, your bank, broker or other nominee, as applicable, will not be permitted to vote your shares without instructions from you. You should instruct your bank, broker or other nominee as to how to vote your shares by following the procedures provided by your bank, broker or other nominee. You also will not be able to vote your shares in person at the special general meeting or any adjournment thereof unless you obtain a legal proxy form from your broker, bank or other nominee.
The accompanying proxy statement provides you with detailed information about the special general meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the proxy statement. A copy of the statutory merger agreement is attached as Annex A-1 to this proxy statement. We encourage you to read the entire proxy statement and its annexes, including the merger agreement, carefully.
Please note that under Argo Group’s Bye-Laws, all proxies must be received 48 hours prior to the time of the commencement of the special general meeting. This means that your proxy must be received by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023. If you are a holder of shares through a bank, broker or other nominee, you must submit your voting instruction form to such bank, broker or other nominee by the deadline specified therein, which may be earlier.
Thank you in advance for your continued support. If you have any questions, please contact Innisfree M&A Incorporated, our proxy solicitor assisting us in connection with the special general meeting. Shareholders in the U.S. and Canada may call toll-free at +1 (877) 750-9496. Banks and brokers may call collect at +1 (212) 750-5833.
Sincerely,
/s/ Thomas A. Bradley

Thomas A. Bradley
Executive Chairman and Chief Executive Officer
The proxy statement is dated March 20, 2023, and is first being mailed to Argo Group’s shareholders on or about March 20, 2023.
NONE OF THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION, THE REGISTRAR OF COMPANIES IN BERMUDA OR THE BERMUDA MONETARY AUTHORITY HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.
Wellesley House
90 Pitts Bay Road
Pembroke HM 08, Bermuda

NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS
To be Held on April 19, 2023

March 20, 2023
To Argo Group International Holdings, Ltd. Shareholders:
On February 8, 2023, Argo Group International Holdings, Ltd. (which we refer to as “Argo Group,” “we,” “us,” or “our”) entered into an Agreement and Plan of Merger with Brookfield Reinsurance Ltd. (“Brookfield Reinsurance”) and BNRE Bermuda Merger Sub Ltd., an indirect wholly-owned subsidiary of Brookfield Reinsurance (“Merger Sub”) (we refer to the Agreement and Plan of Merger as the “merger agreement”). Pursuant to the merger agreement and a statutory merger agreement that is an exhibit to the merger agreement, Merger Sub will be merged with and into Argo Group, with Argo Group surviving as an indirect wholly-owned subsidiary of Brookfield Reinsurance (which we refer to as the “merger”).
Notice is hereby given that a special general meeting of shareholders (which we refer to as the “special general meeting”) of Argo Group will be held at Wellesley House South, W Room (2nd Floor), 90 Pitts Bay Rd., Pembroke HM 08, Bermuda, on April 19, 2023 at 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time), for the following purposes:
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Proposal 1:   to approve the merger agreement, the statutory merger agreement required in accordance with Section 105 of the Bermuda Companies Act 1981, as amended (which we refer to as the “Companies Act”), and the merger;

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Proposal 2:   on an advisory (non-binding) basis, to approve the compensation that may be paid or become payable to Argo Group’s named executive officers that is based on or otherwise relates to the merger, as described in this proxy statement; and

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Proposal 3:   to approve an adjournment of the special general meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes to approve Proposal 1 at the special general meeting.

Consummation of the merger is conditioned on, among other things, the approval of Proposal 1 (which we refer to as the “merger proposal”), but is not conditioned on the approval of Proposal 2 (which we refer to as the “compensation advisory proposal”) or Proposal 3 (which we refer to as the “adjournment proposal”).
Only Argo Group shareholders of record, as shown in Argo Group’s register of members at the close of business on March 16, 2023, will be entitled to notice of, and to vote at, the special general meeting and any postponement or adjournment thereof. Holders of common shares, par value $1.00 per common share, of Argo Group (which we refer to as the “common shares,” and each as a “common share”), will be entitled to vote on all of the proposals, whereas holders of 7.00% resettable fixed rate preference shares, series A, par value $1.00 per share (which we refer to as the “preferred shares” and each as a “preferred share”), will be entitled to vote only on Proposal 1 and Proposal 3.
Your vote is very important. Whether or not you plan to attend the special general meeting, please take the time to complete, date, sign and return the enclosed proxy card in the accompanying prepaid reply envelope, or submit your proxy by telephone or through the Internet. We ask that you do so as promptly as possible to ensure that your shares may be represented and voted at the special general meeting.
Holders of record may revoke a submitted proxy prior to its exercise at the special general meeting, or any adjournment thereof, in any of the following ways: (1) submitting a later dated vote by telephone or through the Internet in a timely manner (and in any event no later than 48 hours prior to the time of the commencement of the special general meeting); that is, by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023; (2) submitting a valid, later dated proxy card in a timely manner that is received no later than 48 hours prior to the time of the commencement of the special general meeting; that is, by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023; (3) giving written notice of such revocation to Argo Group’s corporate secretary (at Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda), which written notice is received at least 48 hours prior to the time of the commencement of the special general meeting; that is, by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023; or (4) attending and voting at the special general meeting, or any adjournment thereof (although attendance at the meeting will not by itself revoke a proxy).
THE ARGO GROUP BOARD OF DIRECTORS UNANIMOUSLY (1) APPROVED THE MERGER AGREEMENT, THE STATUTORY MERGER AGREEMENT AND THE MERGER, (2) DETERMINED THAT THE TERMS OF THE MERGER AGREEMENT AND THE STATUTORY MERGER ARE IN THE BEST INTERESTS OF ARGO GROUP, (3) DECLARED THE ADVISABILITY OF THE MERGER AGREEMENT, THE STATUTORY MERGER AGREEMENT AND THE MERGER AND (4) RESOLVED TO RECOMMEND APPROVAL OF THE MERGER, THE MERGER AGREEMENT AND THE STATUTORY MERGER AGREEMENT TO ARGO GROUP’S SHAREHOLDERS (SUBJECT TO THE RIGHT OF THE ARGO GROUP BOARD OF DIRECTORS TO WITHDRAW, MODIFY OR AMEND SUCH RECOMMENDATION OR TERMINATE THE MERGER AGREEMENT IN ACCORDANCE WITH THE TERMS OF THE MERGER AGREEMENT). ACCORDINGLY, THE ARGO GROUP BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ARGO GROUP’S SHAREHOLDERS VOTE “FOR” THE MERGER PROPOSAL, “FOR” THE COMPENSATION ADVISORY PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.
For purposes of Section 106(2)(b)(i) of the Companies Act, the Argo Group board of directors determined that the fair value for (i) each common share to be $30.00, without interest and less any applicable withholding taxes, and (ii) each preferred share (and the related depositary shares) to be the continuation of each such preferred share as a preferred share of Argo Group as the surviving company following the merger with all of its relative rights, terms and conditions remaining unchanged.
In accordance with Section 106(2)(b)(ii) of the Companies Act, a dissenting shareholder is entitled to be paid the fair value of its shares. Argo Group shareholders who are not satisfied that they have been offered fair value for their shares and whose shares are not voted in favor of the merger proposal may exercise their appraisal rights under the Companies Act to have the fair value of their shares appraised by the Supreme Court of Bermuda (which we refer to as the “Bermuda Court”). Argo Group shareholders intending to exercise appraisal rights MUST file their application for appraisal of the fair value of their shares with the Bermuda Court within ONE MONTH of the giving of the notice convening the special general meeting.
If you have any questions regarding this information or the proxy materials, please contact Innisfree M&A Incorporated, our proxy solicitor. Shareholders in the U.S. and Canada may call toll-free at +1 (877) 750-9496. Banks and brokers may call collect at +1 (212) 750-5833. You can obtain directions to the special general meeting by contacting Argo’s Investor Relations Department at +1 441-296-5858.
Whether you plan to be present at the special general meeting or not, you are requested to promptly submit your proxy either electronically via the Internet or by telephone as described on the proxy card or by completing, signing and returning the proxy card to ensure that your shares will be represented. Under our Bye-Laws, all proxies must be received not less than 48 hours prior to the time of the commencement of the special general meeting.
By Order of The Board of Directors,
/s/ Allison D. Kiene

Allison D. Kiene
General Counsel & Secretary
Pembroke, Bermuda
March 20, 2023

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SUMMARY
This summary highlights the material information in this proxy statement. To fully understand Argo Group’s proposals and for a more complete description of the legal terms of the merger, you should carefully read this entire proxy statement, including the annexes and documents incorporated by reference herein, and the other documents to which Argo Group has referred you. For information on how to obtain the documents that are on file with the United States Securities and Exchange Commission (which we refer to as the “SEC”), please see the section of this proxy statement titled “Where You Can Find More Information.”
The proxy statement is dated March 20, 2023, and is first being mailed to shareholders of Argo Group International Holdings, Ltd. on or about March 20, 2023.
Parties to the Merger (Page 23)
Argo Group International Holdings, Ltd.   (which we refer to as “Argo Group,” “we,” “us,” or “our” and, following the merger, as the “surviving company”), a Bermuda exempted company limited by shares, is a U.S. focused underwriter of specialty insurance products in the property and casualty market. Argo Group offers a full line of products and services designed to meet the unique coverage and claims-handling needs of businesses. Argo Group’s common shares are listed on the New York Stock Exchange (which we refer to as the “NYSE”) under the symbol “ARGO.” For additional information on Argo Group and its business, including how to obtain the documents that Argo Group has filed with the SEC, see the section of this proxy statement titled “Where You Can Find More Information.”
Brookfield Reinsurance Ltd.   (which we refer to as “Brookfield Reinsurance”) is a Bermuda exempted company limited by shares focused on providing capital-based solutions to the insurance industry. Through its operating subsidiaries, Brookfield Reinsurance offers a broad range of insurance products and services to individuals and institutions, including life insurance and annuities, and personal and commercial property and casualty insurance. Brookfield Reinsurance’s class A exchangeable limited voting shares are listed on the NYSE and the Toronto Stock Exchange (which we refer to as the “TSX”) under the symbol “BNRE.”
BNRE Bermuda Merger Sub Ltd.   (which we refer to as “Merger Sub”), a Bermuda exempted company limited by shares, is an indirect wholly-owned subsidiary of Brookfield Reinsurance that was formed solely for purposes of entering into the merger agreement and the statutory merger agreement and completing the transactions contemplated thereby. Merger Sub has not engaged in any business except for activities incidental to its formation and as contemplated by the merger agreement. Upon completion of the merger, Merger Sub will be merged with and into Argo Group and will cease to exist.
The Merger (Page 24)
Pursuant to an Agreement and Plan of Merger, entered into on February 8, 2023, among Argo Group, Brookfield Reinsurance and Merger Sub (which we refer to as the “merger agreement”) and the statutory merger agreement required in accordance with Section 105 of the Bermuda Companies Act 1981, as amended (which we refer to as the “Companies Act”), Merger Sub will merge with and into Argo Group, with Argo Group continuing as the surviving company (which we refer to as the “merger”). Argo Group, as the surviving company, will continue in existence as a Bermuda exempted company and as an indirect wholly-owned subsidiary of Brookfield Reinsurance. As a result of the merger, under Bermuda law, Argo Group’s and Merger Sub’s respective undertakings, property and liabilities will become vested in Argo Group as the surviving company following the merger. The closing of the merger (which we refer to as the “closing”) will occur on the fourth business day following the satisfaction or waiver of the closing conditions set forth in the merger agreement (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions) or at such other date and time as Argo Group and Brookfield Reinsurance may mutually agree in writing. The merger will be effective upon the issuance of a certificate of merger by the Bermuda Registrar of Companies and at the time and date shown on such certificate of merger (which we refer to as the “effective time”).
Merger Consideration (Page 24)
At the effective time, each common share of Argo Group, $1.00 par value per share (which we refer to as the “common shares,” and each as a “common share”), issued and outstanding immediately prior to the effective time (other than any common share that is owned by Argo Group as treasury shares, by Argo Group, Brookfield Reinsurance, Merger Sub or wholly-owned subsidiaries of Argo Group or Brookfield Reinsurance or any common share that is subject to an Argo Group equity award) will be canceled and converted into the right to receive $30.00 in cash, without interest and less any required withholding taxes (which we refer to as the “merger consideration”).
Preferred Shares (Page 24)
At the effective time, each 7.00% resettable fixed rate preference share of Argo Group, series A, par value $1.00 per share (which we refer to as the “preferred shares,” and each as a “preferred share”), issued and outstanding immediately prior to the effective time will continue as a preferred share of Argo Group as the surviving company following the merger and the relative rights, terms and conditions of each such preferred share will remain unchanged. Following the merger, Brookfield Reinsurance may cause the surviving company to exercise any of its rights with respect to each preferred share issued and outstanding or the depositary shares representing interests in such preferred shares.
The Statutory Merger Agreement (Page 24)
The statutory merger agreement, together with the merger agreement, governs the legal effects of the merger under Bermuda law. A copy of the statutory merger agreement is attached as Annex A-1 to this proxy statement.
The Special General Meeting (Page 90)
Time, Place and Purpose of the Special General Meeting (Page 90)
The special general meeting (which we refer to as the “special general meeting”) will be held on April 19, 2023, starting at 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) at Wellesley House South, W Room (2nd Floor), 90 Pitts Bay Rd., Pembroke HM 08, Bermuda. At the special general meeting, Argo Group shareholders will be asked to consider and vote on each of the following proposals:
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Proposal l (the “merger proposal”):   to approve the merger agreement, the statutory merger agreement and the merger;

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Proposal 2 (the “compensation advisory proposal”):   on an advisory (non-binding) basis, to approve the compensation that may be paid or become payable to Argo Group’s named executive officers that is based on or otherwise relates to the merger, as described in this proxy statement; and

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Proposal 3 (the “adjournment proposal”):   to approve an adjournment of the special general meeting, if necessary or appropriate, to solicit additional proxies in the event that there are insufficient votes to approve the merger proposal at the special general meeting.

Holders of common shares issued and outstanding as of the record date (as defined below) will be entitled to vote on each of the above proposals, whereas holders of preferred shares issued and outstanding as of the record date will be entitled to vote only on Proposal 1 and Proposal 3.
Consummation of the merger is conditioned on, among other things, the approval of Proposal 1 above, but is not conditioned on the approval of Proposals 2 or 3.
Record Date (Page 90)
Only shareholders of record, as shown on Argo Group’s register of members, at the close of business on March 16, 2023, the record date for the special general meeting (which we refer to as the “record date”), will be entitled to notice of, and to vote at, the special general meeting or any adjournment or postponement thereof. As of March 16, 2023, the record date for the special general meeting, there were 35,097,821 common shares issued and outstanding and 6,000 preferred shares issued and outstanding.
Quorum (Page 90)
Pursuant to Argo Group’s Bye-Laws, a majority of the outstanding shares carrying the right to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the special general meeting.

Each common share and each preferred share carries the right to vote on the merger proposal and the adjournment proposal. Accordingly, the quorum required at the special general meeting to consider the merger proposal and the adjournment proposal is the presence in person or represented by proxy of shareholders representing in excess of 50% of the total voting power of all outstanding common shares and preferred shares, voting as one class, as of the record date. Only common shares carry the right to vote on the compensation advisory proposal. Accordingly, the quorum required at the special general meeting to consider the compensation advisory proposal is the presence in person or represented by proxy of shareholders representing in excess of 50% of the total voting power of all outstanding common shares as of the record date.
Required Vote (Page 91)
The approval of the merger proposal requires the affirmative vote of a majority of the voting power of the outstanding common shares and preferred shares, voting as one class, that are entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws.
The approval of the compensation advisory proposal requires the affirmative vote of a majority of the votes cast by holders of common shares that are present in person or represented by proxy and entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws.
The approval of the adjournment proposal requires the affirmative vote of a majority of the voting power of holders of common shares and preferred shares, voting as one class, that are present in person or represented by proxy and entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws.
Voting Securities (Page 91)
Except as provided below, (i) holders of common shares have one vote for each common share held by them as of the record date and are entitled to vote all common shares held by them as of the record date on all the proposals voted on at the special general meeting or any adjournment thereof and (ii) holders of preferred shares have one vote for each preferred share held by them as of the record date and are entitled to vote all preferred shares held by them as of the record date only on the merger proposal and on the adjournment proposal. See the section of this proxy statement titled “The Special General Meeting — Voting Securities” for a description of the voting rights of the preferred shares. Holders of depositary shares must act through the depositary to exercise any voting rights in respect of the preferred shares (or fractions thereof) represented thereby and the depositary will vote preferred shares held by it in accordance with the terms of its depositary agreement.
Under Argo Group’s Bye-Laws, no “U.S. Person” (as that term is defined in Argo Group’s Bye-Laws) that owns Argo Group shares directly, or indirectly through foreign entities, is entitled to exercise voting power on a matter (either directly or through a person whose ownership of shares in us is attributed to such U.S. Person) to the extent such voting power equals or exceeds 9.5% of the votes conferred on all of Argo Group shares entitled to vote on such matter, after taking into consideration all votes held by such U.S. Person directly or through attribution. Pursuant to Argo Group’s Bye-Laws, if there is any U.S. Person which had voting power which equaled or exceeded 9.5% of such shares and so could be considered a “9.5% U.S. Member” (as that term is defined in Argo Group’s Bye-Laws) as of the record date, the voting power of all shares will be adjusted (and will be automatically adjusted in the future) to the extent necessary so that there will be no such 9.5% U.S. Member.
If your shares are held in “street name” by your bank, broker or other nominee, you should instruct your bank, broker or other nominee how to vote your shares using the instructions provided by your bank, broker or other nominee.
If you fail to submit a proxy or to attend and vote in person at the special general meeting and you are a record holder, your shares will not be counted for purposes of quorum or as votes cast at the special general meeting. If your shares are held in “street name” and you do not provide your bank, broker or other nominee with voting instructions, your shares will not be voted. If you choose to vote in person at the special general meeting and your shares are held in “street name,” you must first obtain a legal proxy form from your broker, bank or other nominee and bring such executed form with you to the meeting.
Abstentions and “Broker Non-Votes” (Page 92)
Abstentions will be counted toward the presence of a quorum at the special general meeting. Because all proposals presented to shareholders will be considered non-discretionary, your broker, bank or other nominee will not have discretionary authority to vote your shares on any of the proposals without your instructions and accordingly, there will not be any broker non-votes at the special general meeting. Broker non-votes (if any) will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the special general meeting.
Because approval of the merger proposal requires the affirmative vote of a majority of the voting power of the outstanding common shares and preferred shares, voting as one class, that are entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws (assuming a quorum is present), an abstention will have the effect of a vote against the merger proposal.
Because approval of the compensation advisory proposal requires the affirmative vote of a majority of the votes cast by holders of common shares that are present in person or represented by proxy and entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws (assuming a quorum is present), an abstention with respect to the compensation advisory proposal will not have the effect of a vote for or against the compensation advisory proposal, but will reduce the number of votes cast and therefore increase the relative influence of those shareholders voting.
Because approval of the adjournment proposal requires the affirmative vote of a majority of the voting power of the outstanding common shares and preferred shares, voting as one class, that are present in person or represented by proxy and entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws, an abstention with respect to the adjournment proposal will have the effect of a vote against the adjournment proposal, but common shares or preferred shares deemed not in attendance at the special general meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee, will have no effect on the outcome of the adjournment proposal.
Revocation of Proxies (Page 92)
Holders of record may revoke a submitted proxy prior to its exercise at the special general meeting, or any adjournment thereof, in any of the following ways: (1) submitting a later dated vote by telephone or through the Internet in a timely manner (and in any event no later than 48 hours prior to the time of the commencement of the special general meeting); that is, by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023; (2) submitting a valid, later dated proxy card in a timely manner that is received no later than 48 hours prior to the time of the commencement of the special general meeting; that is, by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023; (3) giving written notice of such revocation to Argo Group’s corporate secretary (at Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda), which written notice is received at least 48 hours prior to the time of the commencement of the special general meeting; that is, by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023; or (4) attending and voting at the special general meeting, or any adjournment thereof (although attendance at the meeting will not by itself revoke a proxy).
If your shares are held in “street name” by your bank, broker or other nominee, please follow the instructions provided by your bank, broker or other nominee as to how to revoke your previously provided voting instructions.
Background of the Merger (Page 24)
A description of the actions that led to the execution of the merger agreement is included under the section of this proxy statement titled “The Merger — Background of the Merger.”

Recommendation of the Argo Group Board of Directors (Page 33)
The Argo Group board of directors unanimously (1) approved the merger agreement, the statutory merger agreement and the merger, (2) determined that the terms of the merger agreement and the statutory merger are in the best interests of Argo Group, (3) declared the advisability of the merger agreement, the statutory merger agreement and the merger and (4) resolved to recommend approval of the merger, the merger agreement and the statutory merger agreement to Argo Group’s shareholders (subject to the right of the Argo Group board of directors to withdraw, modify or amend such recommendation or terminate the merger agreement in accordance with the terms of the merger agreement). Accordingly, the Argo Group board of directors unanimously recommends that Argo Group’s shareholders vote “FOR” the merger proposal, “FOR” the compensation advisory proposal and “FOR” the adjournment proposal. See the section of this proxy statement titled “The Merger — Argo Group’s Reasons for the Merger and Recommendation of the Argo Group Board of Directors” for the factors considered by the Argo Group board of directors in reaching its determination that the terms of the merger agreement and the statutory merger agreement are in the best interests of Argo Group.
Opinion of Argo Group’s Financial Advisor (Page 37)
Goldman Sachs & Co. LLC (which we refer to as “Goldman Sachs”) delivered its opinion to Argo Group’s board of directors that, as of February 8, 2023 and based upon and subject to the factors and assumptions set forth therein, the $30.00 in cash per common share to be paid to the holders (other than Brookfield Reinsurance and its affiliates) of common shares pursuant to the merger agreement was fair from a financial point of view to such holders of common shares.
The full text of the written opinion of Goldman Sachs, dated February 8, 2023, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this proxy statement. Goldman Sachs provided advisory services and its opinion for the information and assistance of Argo Group’s board of directors in connection with its consideration of the merger. Goldman Sachs’ opinion is not a recommendation as to how any holder of common shares should vote with respect to the merger or any other matter.
Pursuant to an engagement letter between Argo Group and Goldman Sachs, Argo Group has agreed to pay Goldman Sachs a transaction fee of approximately $10.5 million, all of which is contingent upon consummation of the merger.
Financing (Page 44)
The transaction is not subject to a financing condition or contingency. Brookfield Reinsurance has informed us that it has the financial resources to complete the merger and it expects to use existing cash on hand and liquidity available to Brookfield Reinsurance to fund the aggregate merger consideration.
Interests of Certain Persons in the Merger (Page 45)
Argo Group’s executive officers and directors may have interests in the merger that may be different from, or in addition to, those of Argo Group’s shareholders generally. The Argo Group board of directors was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the merger agreement, in approving the merger agreement and the merger and in recommending that the merger agreement be approved by the shareholders of Argo Group. As described in more detail below, these interests potentially include:
•
for the Argo Group executive officers, if applicable, the accelerated vesting upon the closing of the merger (or, solely with respect to the Argo Group cash awards, upon a qualifying termination of employment following the closing of the merger), in each case, as described further below, of 55,563 Argo Group restricted shares (assuming performance levels for performance-vesting Argo Group restricted shares as described in detail below) with an estimated aggregate value of $1,666,890 based on the per share merger consideration of $30.00, Argo Group cash awards with an estimated aggregate value of $12,281, and 135,000 Argo Group SARs with an estimated aggregate value of $0 based on an exercise price of $43.80 per Argo Group SAR and the per share merger consideration of $30.00;

•
the payment of certain severance payments and benefits that certain Argo Group executive officers may become entitled to receive under the Argo Group Executive Severance Plan upon a qualifying termination of employment following the closing of the merger, with an estimated aggregate value of $8,793,890;

•
the grant of fixed long-term cash awards in March of 2023 in lieu of annual equity awards for certain Argo Group executive officers with an estimated aggregate grant date value of $1,950,000 that will vest in equal installments over four years (or upon a qualifying termination of employment following the closing of the merger) and are conditioned upon the executive officer executing a “good reason acknowledgement” (as described in further detail below);

•
a transaction bonus of $1.2 million to the Argo Group Chief Executive Officer, subject to his continued employment through the effective time of the merger;

•
potential employment arrangements or understandings, if any, with certain Argo Group executive officers for which Brookfield Reinsurance, may, in its discretion, initiate discussions or enter into definitive agreements prior to the effective time of the merger; and

•
certain indemnification arrangements for Argo Group’s current officers and directors and the continuation of certain insurance arrangements for Argo Group’s current officers and directors for six years after the effective time.

See the section of this proxy statement titled “The Merger — Interests of Argo Group’s Directors and Executive Officers in the Merger” for a more detailed discussion of these interests.
The Merger Agreement (Page 57)
Treatment of Common Shares (Page 57)
At the effective time, each common share issued and outstanding immediately prior to the effective time (other than any common share that is owned by Argo Group as treasury shares, by Argo Group, Brookfield Reinsurance, Merger Sub or wholly-owned subsidiaries of Argo Group or Brookfield Reinsurance or any common share that is subject to an Argo Group equity award) will be canceled and converted into the right to receive the merger consideration of $30.00 in cash, without interest and less any required withholding taxes.
Treatment of Preferred Shares (Page 58)
At the effective time, each preferred share issued and outstanding immediately prior to the effective time will continue as a preferred share of Argo Group as the surviving company following the merger and the relative rights, terms and conditions of each such preferred share will remain unchanged.
Treatment of Argo Group Equity Awards (Page 66)
The merger agreement provides that the Argo Group’s equity awards that are outstanding immediately prior to the effective time will be subject to the following treatment at the effective time:
Restricted Shares.   Each Argo Group common share granted under Argo Group’s 2014 Long-Term Incentive Plan and 2019 Omnibus Incentive Plan (which we refer to as the “Argo Group share plans”) that is subject to vesting restrictions and outstanding immediately prior to the effective time (which we refer to as a “Argo Group restricted share”) will (i) become fully vested, in the case of a time-based vesting Argo Group restricted share, or become vested at an assumed level of performance, in the case of a performance-based vesting Argo Group restricted share, based on the following: (a) if the effective time occurs prior to half-way through the applicable performance period, then the number of Argo Group common shares in respect of such performance-based vesting Argo Group restricted share will be based on the applicable performance goals being deemed to have been satisfied at the target level; and (b) if the effective time occurs on or after half-way through the applicable performance period, then the number of Argo Group common shares in respect of such performance-based vesting Argo Group restricted share will be based on the projected actual level of performance through the end of the applicable performance period, as determined by Argo Group board of directors in accordance with the terms of the Argo Group share plans prior to the date of the effective time taking into account performance through the date of such determination (but, if the Argo Group board of directors determines in good faith that the projected actual level of performance is not reasonably determinable, the number of Argo Group common shares in respect of such performance-based vesting Argo Group restricted share will be based on the target level), and (ii) be canceled and converted into solely the right to receive an amount in cash, without interest, equal to the sum of (x) the merger consideration of $30.00 and (y) the value of any dividends accrued in respect of such Argo Group restricted share that remain unpaid as of immediately prior to the effective time of the merger, less any required withholding taxes.
Share Appreciation Rights.   Each Argo Group share appreciation right award (which we refer to as a “Argo Group SAR”) outstanding immediately prior to the effective time, whether vested or unvested, will be deemed to be fully vested and will be canceled and converted into solely the right to receive a lump-sum amount in cash, without interest, equal to the product of (i) the excess, if any of (a) the merger consideration of $30.00, over (b) the per share exercise price of such Argo Group SAR, multiplied by (ii) the total number of Argo Group common shares subject to such Argo Group SAR immediately prior to the effective time of the merger, less any required withholding taxes.
Employee Share Purchase Plan.   Prior to the effective time, Argo Group will take all actions necessary or required under the Argo Group Employee Share Purchase Plan (which we refer to as the “ESPP”) to (i) cause the purchase period then underway under the ESPP (which we refer to as the “final purchase period”) to be terminated no later than four business days prior to the date on which the effective time occurs, (ii) make any pro rata adjustments that may be necessary to reflect the final purchase period, but otherwise treat the final purchase period as a fully effective and completed purchase period for all purposes pursuant to the ESPP, (iii) cause the exercise (as of no later than four business days prior to the date on which the effective time occurs) of each outstanding purchase right pursuant to the ESPP and (iv) cause the ESPP to be terminated immediately following the end of the final purchase period. Participants in the ESPP will not be permitted to increase the percentage of their payroll deduction elections from those in effect as of February 8, 2023, and no additional persons will be permitted to commence participation in the ESPP from and after February 8, 2023.
Save As You Earn (SAYE) Share Option Plan.   Argo Group will use commercially reasonable efforts to procure that participants holding outstanding share options (which we refer to as the “options”) under the Save As You Earn Share Option Plan (which we refer to as the “UK ESPP”) will exercise their options effective on the closing date in respect of the maximum number of Argo Group common shares possible under the terms of their options as of the closing date, and receive, in respect of each such Argo Group common share, the merger consideration of $30.00 in cash, without interest and less any required withholding taxes. If a participant in the UK ESPP so exercises their options, at the closing date, the balance of their options not so exercised, if any, will immediately lapse and the participant will have a right to receive a compensation payment in cash, without interest and less any required withholding taxes, in respect of such unexercised options of an amount which is, once paid net of applicable income tax and employee’s social security due on such gross amount, equal to (i) the merger consideration of $30.00 in respect of each Argo Group common share underlying such unexercised options, less the applicable exercise price per such Argo Group common share, multiplied by (ii) the number of Argo Group common shares that the participant would otherwise have been able to acquire on exercise of their unexercised options at the latest possible time had they continued to make savings under the terms of the UK ESPP for a period of up to six months from the closing date. The UK ESPP participants will not be permitted to increase the percentage of their payroll deduction elections from those in effect as of February 8, 2023, and no additional persons will be permitted to commence participation in the UK ESPP from and after February 8, 2023. The Argo Group will take all actions necessary or required to cause the UK ESPP to be terminated immediately following the exercise or lapse of all options.
Regulatory Clearances Required for the Merger (Page 53)
Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (which we refer to as the “HSR Act”), Argo Group and Brookfield Reinsurance cannot consummate the merger until Argo Group and Brookfield Reinsurance have notified the Department of Justice’s Antitrust Division and the Federal Trade Commission of the merger and furnished them with certain information and materials relating to the merger and the applicable waiting period has terminated or expired.
The merger is also conditioned on the receipt of required regulatory approvals from (or notification to, as applicable) regulatory authorities including, but not limited to, the Illinois Department of Insurance, the New

York State Department of Financial Services, the Ohio Department of Insurance, the Pennsylvania Insurance Department, the Commonwealth of Virginia State Corporation Commission, Bureau of Insurance, the Bermuda Monetary Authority and (if required) the Italian Istituto per la vigilanza sulle assicurazioni (IVASS).
No Solicitation of Takeover Proposals; Adverse Recommendation Change; Alternative Acquisition Agreements (Page 62)
Argo Group has agreed in the merger agreement that it will, and will cause each of its subsidiaries and its and their respective directors, officers and employees to, and will use its reasonable best efforts to cause its other representatives to, not, among other things, solicit, encourage, initiate or take any action to knowingly facilitate the submission of any inquiry or the making of any proposal, in each case, that constitutes, or would reasonably be expected to lead to, a “takeover proposal.”
If Argo Group receives a bona fide takeover proposal prior to the date Argo Group shareholders approve the merger proposal that did not result from a breach by Argo Group of such non-solicitation provisions, and the Argo Group board of directors has determined in good faith, after consultation with Argo Group’s financial advisors and outside legal counsel, that such takeover proposal constitutes or would reasonably be expected to lead to a “superior proposal,” then Argo Group may, subject to certain conditions, enter into a confidentiality agreement with and furnish information (including non-public information) about Argo Group and its subsidiaries to the person or group of persons making the takeover proposal and engage in or otherwise participate in discussions or negotiations with the person or group of persons making such takeover proposal.
The Argo Group board of directors has agreed to recommend approval of the merger proposal at the special general meeting and that it will not change such recommendation, except in certain circumstances described below.
However, the Argo Group board of directors may make an “adverse recommendation change” in compliance with the terms of the merger agreement if the Argo Group board of directors has determined in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law in response to either (i) a superior proposal received by Argo Group or (ii) an “intervening event.”
Subject to the procedures set forth in the merger agreement, if Argo Group receives a superior proposal, Argo Group may terminate the merger agreement to enter into an alternative acquisition agreement in respect of such superior proposal if the Argo Group board of directors has determined in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law. In such case Argo Group will be required to pay Brookfield Reinsurance a $37,183,000 termination fee.
Argo Group is also permitted to waive any standstill provision to allow a third party to make a takeover proposal to the Argo Group board of directors on a non-public basis if the Argo Group board of directors has determined in good faith, after consultation with Argo Group’s outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.
See the section of this proxy statement titled “The Merger Agreement — No Solicitation of Takeover Proposals; Adverse Recommendation Change; Alternative Acquisition Agreement.”
Conditions to the Merger (Page 58)
The obligations of Argo Group, Brookfield Reinsurance and Merger Sub to effect the merger are subject to the satisfaction (or waiver by the applicable parties, if permissible under applicable law) of the following conditions:
•
the merger proposal having been approved by Argo Group’s shareholders;

•
the required regulatory approvals having been obtained and being in full force and effect;

•
there being no injunction, judgment or ruling, enacted, promulgated, issued, entered, amended or enforced by any governmental authority of competent jurisdiction enjoining, restraining or otherwise making illegal, preventing or prohibiting the consummation of the merger;

•
with respect to Brookfield Reinsurance’s and Merger Sub’s obligations, (i) since February 8, 2023, no “company material adverse effect” (as defined below) having occurred and (ii) no “burdensome condition” (as defined below) having been imposed;

•
with respect to Argo Group’s obligations, on the one hand, and Brookfield Reinsurance’s and Merger Sub’s obligations, on the other hand, subject to the applicable materiality standards provided in the merger agreement, the representations and warranties of the other party in the merger agreement being true and correct as of February 8, 2023 and as of the closing date (except, to the extent expressly made as of an earlier date, in which case, as of such date) and such party having received a certificate signed on behalf of such other party by an executive officer of such other party, to that effect; and

•
the parties having performed or complied in all material respects with all obligations and covenants required to be performed by them under the merger agreement at or prior to the effective time and such party having received a certificate signed on behalf of such other party by an executive officer of such other party, to that effect.

See the section of this proxy statement titled “The Merger Agreement — Conditions to Completion of the Merger” for more information on the conditions to the parties’ respective obligations to effect the merger.
Termination of the Merger Agreement (Page 69)
The merger agreement may be terminated at any time prior to the effective time by mutual written consent of Argo Group and Brookfield Reinsurance and, subject to certain limitations described in the merger agreement, by either Argo Group or Brookfield Reinsurance if any of the following occurs:
•
the merger has not been consummated by November 8, 2023 (we refer to such date, as may be automatically extended to February 8, 2024 under certain circumstances, as the “outside date”), except that this right of termination is not available to any party whose breach of a representation or warranty or failure to perform any of its obligations under the merger agreement, failure to act in good faith or failure to use its reasonable best efforts to consummate the transactions has been a principal cause of the failure of the merger to occur on or before the outside date;

•
there is in effect any injunction, judgment or ruling, enacted, promulgated, issued, entered, amended or enforced by any governmental authority of competent jurisdiction enjoining, restraining or otherwise making illegal, preventing or prohibiting the consummation of the merger that is final and nonappealable, except that this right of termination is only available if the applicable party has performed, in all material respects, its obligations under the merger agreement, acted in good faith and used reasonable best efforts to prevent the entry of and to remove such restraint in accordance with its obligations under the merger agreement;

•
if Argo Group’s shareholders do not approve the merger proposal following a vote thereon having been taken at the special general meeting; or

•
there has been a breach by the other party of its representations, warranties, covenants or agreements contained in the merger agreement, which breach would result in the failure of certain closing conditions relating to compliance with such representations, warranties, covenants and agreements to be satisfied on or prior to the outside date, and such breach is not capable of being cured or has not been cured by the earlier of the outside date and 30 days after written notice of such breach has been received by the party alleged to be in breach.

The merger agreement may be terminated by Brookfield Reinsurance at any time prior to the approval by Argo Group’s shareholders of the merger proposal if the Argo Group board of directors makes an adverse recommendation change. In such case, Argo Group will be required to pay Brookfield Reinsurance a $37,183,000 termination fee.
Subject to the procedures set forth in the merger agreement, if Argo Group receives a superior proposal and Argo Group’s shareholders have not yet approved the merger proposal, Argo Group may terminate the merger agreement to enter into an alternative acquisition agreement in respect of such superior proposal if the Argo Group board of directors has determined in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law. In such case Argo Group will be required to pay Brookfield Reinsurance a $37,183,000 termination fee.
Payment of the termination fee will not relieve Argo Group or Brookfield Reinsurance from liability for any willful breach of the merger agreement or fraud.
See the section of this proxy statement titled “The Merger Agreement — Termination of the Merger Agreement” for more information on the respective termination rights of the parties under the merger agreement.
Expenses and Termination Fee (Page 70)
Generally, all fees and expenses incurred in connection with the merger agreement and the transactions contemplated by the merger agreement and the statutory merger agreement will be paid by the party incurring or required to incur such fees and expenses, whether or not the merger is consummated.
In the event termination of the merger agreement, Argo Group may be required, under certain circumstances, to pay a termination fee of $37,183,000 to Brookfield Reinsurance. See the section of this proxy statement titled “The Merger Agreement — Expenses and Termination Fee” for more information on the expenses and termination fee under the merger agreement.
Market Price of Argo Group Common Shares (Page 83)
The last reported sales price of the common shares on the NYSE on September 7, 2022, the last full trading day prior to Argo Group announcing the sale of Argo Underwriting Agency Limited and its Lloyd’s Syndicate 1200 and the continuation of its strategic alternatives review process, was $20.18 per common share. On February 7, 2023, the last full trading day prior to the announcement of the transaction, the last reported sales price of the common shares on the NYSE was $28.11 per common share. On March 17, 2023, the most recent practicable date before this proxy statement was mailed to our shareholders, the last reported sales price of the common shares on the NYSE was $28.90 per common share. You are encouraged to obtain current market quotations for common shares prior to voting your common shares.
Appraisal Rights (Page 87)
Under Bermuda law, Argo Group shareholders of record have rights of appraisal, pursuant to which those Argo Group shareholders who do not vote in favor of the merger proposal and who are not satisfied that they have been offered fair value for their shares will be permitted to apply to the Supreme Court of Bermuda (which we refer to as the “Bermuda Court”) for an appraisal of the fair value of their shares within one month from the giving of the notice convening the special general meeting. See the sections of this proxy statement titled “The Merger Dissenters’ Rights of Appraisal for Argo Group Shareholders,” “The Merger Agreement — Dissenting Shares” and “Appraisal Rights” for a more detailed description of the appraisal rights available to Argo Group shareholders.
Delisting and Deregistration of Argo Group Shares (Page 89)
If the merger is completed, the common shares will be delisted from the NYSE and deregistered under the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”).
At the effective time, each preferred share issued and outstanding immediately prior to the effective time will continue as a preferred share of Argo Group as the surviving company following the merger and the relative rights, terms and conditions of each such preferred share will remain unchanged. The depositary shares (representing interests in such preferred shares) will remain listed on the NYSE and registered by Argo Group under the Exchange Act immediately after the merger. Brookfield Reinsurance may decide, following the merger, to delist the depositary shares from the NYSE, to deregister such depositary shares under the Exchange Act or to take other action with respect to the depositary shares and preferred shares.
Voting and Support Agreement (Page 81)
Concurrently with the execution of the merger agreement, Argo Group, Brookfield Reinsurance and Voce Capital Management LLC (“Voce”) have entered into a voting and support agreement (which we refer to as the “voting agreement”). During the term of the voting agreement, at every meeting of Argo Group’s shareholders (whether annual, special or otherwise) at which any covered proposals (as defined below) are to be voted on (and at every adjournment or postponement thereof), and on any action or approval of Argo Group’s shareholders by written consent with respect to any covered proposal, Voce has agreed to vote all covered shares (as defined below) and when a written consent is proposed, respond to each request by Argo Group for written consent and consent:
•
in favor of the merger proposal (including approval of the merger agreement, the statutory merger agreement and any other matters necessary to secure the required shareholder vote); and

•
against (i) any action or agreement that would reasonably be expected to (a) result in any of the conditions to Argo Group’s obligations set forth in the merger agreement not being satisfied or (b) result in a breach of any covenant, representation or warranty or any other obligation or agreement of Argo Group under the merger agreement and (ii) any takeover proposal or agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, frustrate, delay, interfere with or materially and adversely affect the consummation of the merger and the other transactions contemplated by the merger agreement.

The voting agreement will automatically terminate upon the earliest of:
•
the effective time;

•
such date and time as the merger agreement is validly terminated in accordance with its terms;

•
upon any amendment of any term or provision of the merger agreement that reduces the merger consideration or changes the form of consideration payable to Voce pursuant to the terms thereof without Voce’s prior consent;

•
the written agreement of Voce and Brookfield Reinsurance to terminate the voting agreement; and

•
an adverse recommendation change under the merger agreement.

The covered shares account for approximately 9.5% of the outstanding common shares.
During the term of the voting agreement, Voce has agreed to not, and will not permit any entity under its control to, (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in opposition to any covered proposal, (b) initiate a shareholders’ vote with respect to a takeover proposal, (c) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Argo Group with respect to a takeover proposal or (d) take any action that Argo Group is prohibited from taking by the covenants described under “No Solicitation of Takeover Proposals,” except, in the case of this clause (c), to the extent expressly permitted by the voting agreement and/or that Voce may make as disclosures or communications to existing or prospective general or limited partners, employees, equity holders, members, managers and investors of Voce or its affiliates.
See the section of this proxy statement titled “The Voting and Support Agreement” for a more detailed description of the voting agreements. A copy of the voting agreement is also attached as Annex C of this proxy statement.
U.S. Federal Income Tax Considerations (Page 97)
The exchange of common shares for the merger consideration pursuant to the merger agreement generally will be a taxable transaction to U.S. holders of common shares for U.S. federal income tax purposes. On an exchange of common shares for the merger consideration in the merger, exchanging U.S. holders will generally recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received by them in the merger and their adjusted tax basis in their common shares.
The continuation of preferred shares as preferred shares of the surviving company in the merger will not be a taxable event for U.S. federal income tax purposes for holders of preferred shares. If you are a holder of preferred shares, you will not recognize any income, gain or loss for U.S. federal income tax purposes upon the continuation of your preferred shares as preferred shares of Argo Group as the surviving company following the merger, and will retain an adjusted tax basis and holding period in your surviving company preferred shares equal to the adjusted tax basis and holding period you had in your preferred shares prior to the merger.
See the section of this proxy statement titled “U.S. Federal Income Tax Considerations” for a more detailed description of the U.S. federal income tax considerations of the Merger.
TAX MATTERS ARE COMPLICATED AND THE TAX CONSEQUENCES OF THE MERGER TO HOLDERS WILL DEPEND UPON THE FACTS OF THEIR RESPECTIVE SITUATIONS. BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, ARGO GROUP STRONGLY URGES HOLDERS TO CONSULT WITH THEIR RESPECTIVE TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO THEM INCLUDING THE APPLICABILITY OF U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL GENERAL MEETING
The following questions and answers are intended to address briefly some commonly asked questions regarding the merger, the merger agreement and the special general meeting. These questions and answers may not address all questions that may be important to you as a shareholder of Argo Group. For more information, please see the section of this proxy statement titled “Summary” and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement.
Q:
Why am I receiving this proxy statement?

A:
Argo Group, Brookfield Reinsurance, and Merger Sub, an indirect wholly-owned subsidiary of Brookfield Reinsurance, have entered into the merger agreement, pursuant to which Merger Sub will be merged with and into Argo Group, with Argo Group surviving the merger as an indirect wholly-owned subsidiary of Brookfield Reinsurance.

In order to consummate the merger, Argo Group shareholders must approve the merger proposal. Argo Group will hold the special general meeting to obtain approval of the merger proposal and to consider certain other related matters which are not prerequisites to the consummation of the merger. This proxy statement, which you should read carefully, contains important information about the merger and related transactions and other matters being considered at the special general meeting.
Q:
When and where is the special general meeting?

A:
The special general meeting will take place at 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time), on April 19, 2023 at Wellesley House South, W Room (2nd Floor), 90 Pitts Bay Rd., Pembroke HM 08, Bermuda.

Q:
What is happening at the special general meeting?

A:
At the special general meeting, Argo Group shareholders will be asked to consider and vote on each of the following proposals:

•
Proposal 1:   to approve the merger agreement, the statutory merger agreement and the merger;

•
Proposal 2:   on an advisory (non-binding) basis, to approve the compensation that may be paid or become payable to Argo Group’s named executive officers that is based on or otherwise relates to the merger, as described in this proxy statement; and

•
Proposal 3:   to approve an adjournment of the special general meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes to approve the merger proposal at the special general meeting.

Holders of common shares issued and outstanding as of the record date will be entitled to vote on each of the above proposals, whereas holders of preferred shares issued and outstanding as of the record date will be entitled to vote only on Proposal 1 and Proposal 3.
Q:
Does the Argo Group board of directors recommend approval of the proposals?

A:
The Argo Group board of directors unanimously recommends that Argo Group shareholders vote “FOR” the merger proposal, “FOR” the compensation advisory proposal and “FOR” the adjournment proposal.

See the section of this proxy statement titled “The Merger — Argo Group’s Reasons for the Merger and Recommendation of the Argo Group Board of Directors” for a more complete description of the recommendations of the Argo Group board of directors. In considering the recommendations of the Argo Group board of directors, you should be aware that Argo Group’s executive officers and directors may have interests in the merger that are different from, or in addition to, those of Argo Group’s shareholders generally. See the section of this proxy statement titled “The Merger — Interests of Argo Group’s Directors and Executive Officers in the Merger.”

Q:
What will happen in the merger?

A:
If the merger proposal is approved and all other conditions to the merger have been satisfied or waived, Merger Sub will be merged with and into Argo Group, with Argo Group surviving the merger as an indirect wholly-owned subsidiary of Brookfield Reinsurance.

Q:
What will holders of common shares receive in the merger?

A:
Pursuant to the terms of the merger agreement and the statutory merger agreement, each common share issued and outstanding immediately prior to the effective time (other than any common share that is owned by Argo Group as treasury shares, by Argo Group, Brookfield Reinsurance, Merger Sub or wholly-owned subsidiaries of Argo Group or Brookfield Reinsurance or any common share that is subject to an Argo Group equity award) will be canceled and converted into the right to receive the merger consideration of $30.00 in cash, without interest and less any required withholding taxes.

Q:
How does the merger consideration compare to the closing price of common shares prior to announcement of the transaction?

A:
The merger consideration represents a premium of 48.7% to the closing price of common shares on September 7, 2022, the last full trading day prior to Argo Group announcing the sale of Argo Underwriting Agency Limited and its Lloyd’s Syndicate 1200 and the continuation of its strategic alternatives review process, and a premium of 6.7% to the closing price of common shares on February 7, 2023, the last full trading day prior to the announcement of the transaction.

Q:
What will happen to issued and outstanding preferred shares in the merger?

A:
Pursuant to the terms of the merger agreement, each preferred share issued and outstanding immediately prior to the effective time will continue as a preferred share of Argo Group as the surviving company following the merger and the relative rights, terms and conditions of each such preferred share will remain unchanged. Following the merger, Brookfield Reinsurance may cause the surviving company to exercise any of its rights with respect to each preferred share issued and outstanding or the depositary shares representing interests in such preferred shares.

Q:
Are shareholders able to exercise appraisal or dissenters’ rights?

A:
Under Bermuda law, Argo Group shareholders of record have rights of appraisal, pursuant to which those shareholders of Argo Group who do not vote in favor of the merger proposal and who are not satisfied that they have been offered fair value for their shares will be permitted to apply to the Bermuda Court for an appraisal of the fair value of their shares within one month from the giving of the notice convening the special general meeting. See the section of this proxy statement titled “The Merger — Dissenters’ Rights of Appraisal for Argo Group Shareholders” and “Appraisal Rights” for more information on appraisal rights.

Q:
When do the parties expect to complete the merger?

A:
The parties expect to complete the merger in the second half of 2023, although there can be no assurance that the parties will be able to do so. The closing is subject to customary closing conditions, including approval by Argo Group shareholders and receipt of certain insurance and other regulatory approvals.

See the section of this proxy statement titled “The Merger Agreement — Conditions to Completion of the Merger” for more information.
Q:
What happens if the merger is not completed?

A:
If the merger proposal is not approved by the requisite vote of Argo Group shareholders, or the merger is not completed for any other reason, the merger will not occur and Argo Group shareholders will not receive the merger consideration, which is described in greater detail in the section of this proxy statement titled “Summary — The Merger Agreement.” Argo Group shareholders will continue to own the common shares and preferred shares owned by them until sold or otherwise disposed by them. Argo Group will remain an independent public company and the common shares will continue to be registered under the

Exchange Act and traded on the NYSE. In addition, if the merger agreement is terminated, Argo Group may be required, under certain circumstances, to pay a termination fee of $37,183,000 to Brookfield Reinsurance.
Q:
What are the U.S. federal income tax consequences of the merger to holders of common shares?

A:
The exchange of common shares for the merger consideration pursuant to the merger agreement generally will be a taxable transaction to U.S. holders of common shares for U.S. federal income tax purposes. On an exchange of common shares for the merger consideration in the merger, exchanging U.S. holders will generally recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received by them in the merger and their adjusted tax basis in their common shares.

See the section of this proxy statement titled “U.S. Federal Income Tax Considerations” for a more detailed description of the U.S. federal income tax considerations of the Merger.
TAX MATTERS ARE COMPLICATED AND THE TAX CONSEQUENCES OF THE MERGER TO HOLDERS WILL DEPEND UPON THE FACTS OF THEIR RESPECTIVE SITUATIONS. BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, ARGO GROUP STRONGLY URGES HOLDERS TO CONSULT WITH THEIR RESPECTIVE TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO THEM, INCLUDING THE APPLICABILITY OF U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS.
Q:
What are the U.S. federal income tax consequences of the merger to holders of preferred shares?

A:
The continuation of preferred shares as preferred shares of Argo Group as the surviving company following the merger will not be a taxable event for U.S. federal income tax purposes for holders of preferred shares. If you are a holder of preferred shares, you will not recognize any income, gain or loss for U.S. federal income tax purposes upon the continuation of your preferred shares as preferred shares of Argo Group as the surviving company following the merger, and you will retain an adjusted tax basis and holding period in your surviving company preferred shares equal to the adjusted tax basis and holding period you had in your preferred shares prior to the merger.

See the section of this proxy statement titled “U.S. Federal Income Tax Considerations” for a more detailed description of the U.S. federal income tax considerations of the Merger.
TAX MATTERS ARE COMPLICATED AND THE TAX CONSEQUENCES OF THE MERGER TO YOU WILL DEPEND UPON THE FACTS OF YOUR PARTICULAR SITUATION. BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, ARGO GROUP STRONGLY URGES YOU TO CONSULT WITH YOUR TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO YOU, INCLUDING THE APPLICABILITY OF U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS.
Q:
Why are holders of common shares being asked to cast an advisory (non-binding) vote to approve “golden parachute compensation” that may be paid or become payable to Argo Group’s named executive officers that is based on or otherwise relates to the merger?

A:
The SEC, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, adopted rules that require Argo Group to seek an advisory (non-binding) vote with respect to certain payments that will or may be made to Argo Group’s named executive officers that is based on or otherwise relates to the merger. The compensation advisory proposal satisfies this requirement. See the section of this proxy statement titled “The Merger — Interests of Argo Group’s Directors and Executive Officers in the Merger” for more details on such payments.

Q:
What will happen if the holders of common shares do not approve the advisory (non-binding) compensation advisory proposal?

A:
The vote to approve the advisory (non-binding) compensation advisory proposal is a vote separate and apart from the vote to adopt the merger proposal. Approval of the advisory (non-binding) compensation advisory proposal is not a condition to completion of the merger and is advisory in nature only, meaning that it will not be binding on Argo Group or Brookfield Reinsurance or any of their respective subsidiaries. Accordingly, if the Argo Group shareholders approve the merger proposal and the merger is consummated, the compensation that is based on or otherwise relates to the merger will or may be payable to Argo Group’s named executive officers in accordance with the terms of the underlying compensation agreements and arrangements, even if this proposal is not approved.
Q:
Do any of Argo Group’s directors or officers have interests in the merger that may differ from or be in addition to the interests of Argo Group shareholders?

A:
Yes. In considering the recommendation of the board of directors with respect to the proposal to adopt the merger agreement, you should be aware that our directors and executive officers may have interests in the merger that are different from, or in addition to, the interests of Argo Group shareholders generally. The Argo Group board of directors was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating the merger agreement, in approving the merger agreement and the merger and in recommending that the merger agreement be approved by the shareholders of Argo Group. For more information, see the section of this proxy statement titled “The Merger — Interests of Argo Group’s Directors and Executive Officers in the Merger” for a more detailed discussion of these interests.

Q:
I am an employee of Argo Group who holds Argo Group equity awards. How will my Argo Group equity awards be treated in the merger?

A:
The merger agreement provides that the Argo Group’s equity awards that are outstanding immediately prior to the effective time will be subject to the following treatment at the effective time:

Restricted Shares.   Each Argo Group restricted share will (i) become fully vested, in the case of a time-based vesting Argo Group restricted share, or become vested at an assumed level of performance, in the case of a performance-based vesting Argo Group restricted share, based on the following: (a) if the effective time occurs prior to half-way through the applicable performance period, then the number of Argo Group common shares in respect of such performance-based vesting Argo Group restricted share will be based on the applicable performance goals being deemed to have been satisfied at the target level; and (b) if the effective time occurs on or after half-way through the applicable performance period, then the number of Argo Group common shares in respect of such performance-based vesting Argo Group restricted share will be based on the projected actual level of performance through the end of the applicable performance period, as determined by Argo Group board of directors in accordance with the terms of the Argo Group share plans prior to the date of the effective time taking into account performance through the date of such determination (but, if the Argo Group board of directors determines in good faith that the projected actual level of performance is not reasonably determinable, the number of Argo Group common shares in respect of such performance-based vesting Argo Group restricted share will be based on the target level), and (ii) be canceled and converted into solely the right to receive an amount in cash, without interest, equal to the sum of (x) the merger consideration of $30.00 and (y) the value of any dividends accrued in respect of such Argo Group restricted share that remain unpaid as of immediately prior to the effective time of the merger, less any required withholding taxes.
Share Appreciation Rights.   Each Argo Group SAR outstanding immediately prior to the effective time, whether vested or unvested, will be deemed to be fully vested and will be canceled and converted into solely the right to receive a lump-sum amount in cash, without interest, equal to the product of (i) the excess, if any of (a) the merger consideration of $30.00, over (b) the per share exercise price of such Argo Group SAR, multiplied by (ii) the total number of Argo Group common shares subject to such Argo Group SAR immediately prior to the effective time of the merger, less any required withholding taxes.
Employee Share Purchase Plan.   Prior to the effective time, Argo Group will take all actions necessary or required under the ESPP to (i) cause the final purchase period under the ESPP to be terminated no later than four business days prior to the date on which the effective time occurs, (ii) make any pro rata adjustments that may be necessary to reflect the final purchase period, but otherwise treat the final purchase period as a fully effective and completed purchase period for all purposes pursuant to the ESPP, (iii) cause the exercise (as of no later than four business days prior to the date on which the effective time occurs) of each outstanding purchase right pursuant to the ESPP and (iv) cause the ESPP to be terminated immediately following the end of the final purchase period. Participants in the ESPP will not be permitted to increase the percentage of their payroll deduction elections from those in effect as of February 8, 2023, and no additional persons will be permitted to commence participation in the ESPP from and after February 8, 2023.
Save As You Earn (SAYE) Share Option Plan.   Argo Group will use commercially reasonable efforts to procure that participants holding outstanding options under the UK ESPP will exercise their options effective on the closing date in respect of the maximum number of Argo Group common shares possible under the terms of their options as of the closing date, and receive, in respect of each such Argo Group common share, the merger consideration of $30.00 in cash, without interest and less any required withholding taxes. If a participant in the UK ESPP so exercises their options, at the closing date, the balance of their options not so exercised, if any, will immediately lapse and the participant will have a right to receive a compensation payment in cash, without interest and less any required withholding taxes, in respect of such unexercised options of an amount which is, once paid net of applicable income tax and employee’s social security due on such gross amount, equal to (i) the merger consideration of $30.00 in respect of each Argo Group common share underlying such unexercised options, less the applicable exercise price per such Argo Group common share, multiplied by (ii) the number of Argo Group common shares that the participant would otherwise have been able to acquire on exercise of their unexercised options at the latest possible time had they continued to make savings under the terms of the UK ESPP for a period of up to six months from the closing date. Participants in the UK ESPP will not be permitted to increase the percentage of their payroll deduction elections from those in effect as of February 8, 2023, and no additional persons will be permitted to commence participation in the UK ESPP from and after February 8, 2023. The Argo Group will take all actions necessary or required to cause the UK ESPP to be terminated immediately following the exercise or lapse of all options.
Q:
What is the required quorum for the special general meeting?

A:
Pursuant to Argo Group’s Bye-Laws, a majority of the outstanding shares carrying the right to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the special general meeting.

Each common share and preferred share carries the right to vote on the merger proposal and the adjournment proposal. Accordingly, the quorum required at the special general meeting to consider the merger proposal and the adjournment proposal is the presence in person or represented by proxy of shareholders representing in excess of 50% of the total voting power of all outstanding common shares and preferred shares, voting as one class, as of the record date. Only common shares carry the right to vote on the compensation advisory proposal. Accordingly, the quorum required at the special general meeting to consider the compensation advisory proposal is the presence in person or represented by proxy of shareholders representing in excess of 50% of the total voting power of all common shares as of the record date
Q:
What shareholder vote is required to approve the items to be voted on at the special general meeting, including the merger?

A:
The approval of the merger proposal requires the affirmative vote of a majority of the voting power of the outstanding common shares and preferred shares, voting as one class, that are entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws.

The approval of the compensation advisory proposal requires the affirmative vote of a majority of the votes cast by holders of common shares that are present in person or represented by proxy and entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws.
The approval of the adjournment proposal requires the affirmative vote of a majority of the voting power of holders of common shares and preferred shares, voting as one class, that are present in person or represented by proxy and entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws.
See the section of this proxy statement titled “Questions and Answers About the Merger and the Special General Meeting — Who is entitled to vote at the special general meeting?” for a more detailed description.

Q:
What effect do abstentions and “broker non-votes” have on the proposals?

A:
Abstentions will be counted toward the presence of a quorum at the special general meeting. Because all proposals presented to shareholders will be considered non-discretionary, your broker, bank or other nominee will not have discretionary authority to vote your shares on any of the proposals without your instructions and accordingly, there will not be any broker non-votes at the special general meeting. Broker non-votes (if any) will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the special general meeting.

Because approval of the merger proposal requires the affirmative vote of a majority of the voting power of the outstanding common shares and preferred shares, voting as one class, that are entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws (assuming a quorum is present), an abstention will have the effect of a vote against the merger proposal. Because approval of the compensation advisory proposal requires the affirmative vote of a majority of the votes cast by holders of common shares that are present in person or represented by proxy and entitled to vote at the special general meeting (assuming a quorum is present), an abstention with respect to the compensation advisory proposal will not have the effect of a vote for or against the compensation advisory proposal, but will reduce the number of votes cast and therefore increase the relative influence of those shareholders voting. Because approval of the adjournment proposal requires the affirmative vote of a majority of the voting power of the outstanding common shares and preferred shares, voting as one class, that are present in person or represented by proxy and entitled to vote at the special general meeting, an abstention with respect to the adjournment proposal will have the effect of a vote against the adjournment proposal, but common shares or preferred shares deemed not in attendance at the special general meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee, will have no effect on the outcome of the adjournment proposal.
Q:
Does Brookfield Reinsurance have the financial resources to complete the merger?

A:
Yes. The transaction is not subject to a financing condition or contingency. Brookfield Reinsurance has informed us that it has the financial resources to complete the merger and it expects to use existing cash on hand and liquidity available to Brookfield Reinsurance to fund the aggregate merger consideration.

Q:
Who is entitled to vote at the special general meeting and what is the record date?

A:
Only Argo Group shareholders of record, as shown on Argo Group’s register of members at the close of business on March 16, 2023, the record date for the special general meeting, will be entitled to notice of, and to vote at, the special general meeting or any adjournment or postponement thereof. Holders of common shares will be entitled to vote on all proposals, whereas holders of preferred shares will be entitled to vote only on the merger proposal and the adjournment proposal.

If you hold your shares in “street name” beneficially through a bank, broker or nominee, you must follow the procedures required by your bank, broker or other nominee. You should contact your bank, broker or other nominee, as applicable, for more information on these procedures.
Q:
What do l need to do now?

A:
We urge you to carefully read this proxy statement, including its annexes and the documents incorporated by reference in this proxy statement. You are also encouraged to review the documents referenced under the section of this proxy statement titled “Where You Can Find More Information” and consult with your accounting, legal and tax advisors. Once you have considered all relevant information, we encourage you to fill in and return the enclosed proxy card (if you are a shareholder of record) or voting instruction form you receive from your bank, broker or other nominee (if you are a shareholder who holds your shares through a bank, broker or other nominee) or to follow the instructions provided to you for voting over the Internet or by telephone. Holders of depositary shares must act through the depositary to exercise any voting rights in respect of the preferred shares (or fractions thereof) represented thereby and the depositary will vote preferred shares held by it in accordance with the terms of the depositary agreement. If you hold depositary shares, you must submit a voting instruction form no later than 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 13, 2023.

Q:
How do I vote my shares?

A:
Shareholder of Record.   If your common or preferred shares are registered directly in your name, then you are considered a shareholder of record of Argo Group with respect to those shares and this proxy statement and the enclosed proxy card were sent to you directly by Argo Group. As an Argo Group shareholder of record, you may vote by completing, dating, signing and mailing the enclosed proxy card in the return envelope provided as soon as possible or by following the instructions on the proxy card to submit your proxy by telephone or over the Internet at the website indicated. Please note that under Argo Group’s Bye-Laws, all proxies (whether submitted by mail, telephone or Internet) must be received 48 hours prior to the time of the commencement of the special general meeting. This means that your proxy must be received by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023. Argo Group shareholders of record may also vote by attending the special general meeting in person. However, whether or not you plan to attend the special general meeting in person, we encourage you to vote your common shares or preferred shares in advance to ensure that your vote is represented at the special general meeting.

Beneficial Owner of Shares Held in Street Name.   If your shares are held in the name of a bank, broker or other similar organization or nominee, then you are considered a beneficial owner of such shares held for you in what is known as “street name.” Most shareholders of Argo Group hold their shares in “street name.” If this is the case, this proxy statement has been forwarded to you by your bank, broker or other organization or nominee together with a voting instruction form. You may vote by completing and returning your voting instruction form to your broker. Please review the voting instruction form to see if you are able to submit your voting instructions by telephone or over the Internet. The organization or nominee holding your account is considered the shareholder of record for purposes of voting at the special general meeting. As a beneficial owner, you have the right to instruct the organization that holds your shares of record how to vote the common shares or preferred shares that you beneficially own. Because all proposals presented to shareholders will be considered non-discretionary, your broker, bank or other nominee will not have discretionary authority to vote your shares on any of the proposals without your instructions and accordingly, there will not be any broker non-votes at the special general meeting. Broker non-votes (if any) will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the special general meeting.
Owner of Depositary Shares in Respect of Preferred Shares.   Holders of depositary shares must act through the depositary to exercise any voting rights in respect of the preferred shares (or fractions thereof) represented thereby and the depositary will vote preferred shares held by it in accordance with the terms of its depositary agreement. If you hold depositary shares, you may vote by completing and returning your voting instruction form in accordance with the instructions therein. If you hold depositary shares, you must submit a voting instruction form no later than 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 13, 2023.
Q:
What do I need for admission at the special general meeting?

A:
All shareholders attending the special general meeting in person will be required to show valid picture identification. If your shares are in the name of your bank, broker or other nominee, you will also need to bring evidence of your share ownership as of the record date, such as a brokerage account statement which shows your holdings as of the record date or a copy of your voting instruction form. If you do not have valid picture identification or proof of your share ownership, you may not be admitted to the meeting. For security purposes, packages and bags will be inspected and you may be required to check these items. Please arrive early enough to allow yourself adequate time to clear security.

Shareholders whose shares are held in the name of a bank, broker or other nominee and who desire to vote in person at the meeting must obtain a legal proxy.
Q:
What do I do if I want to change my vote?

A:
If your common shares are registered directly in your name, then you are considered a shareholder of record of Argo Group with respect to those shares and this proxy statement and the enclosed proxy card were sent to you directly by Argo Group. If you are a record holder, you may revoke a submitted proxy prior to its exercise at the special general meeting, or any adjournment thereof, in any of the following ways:

•
submitting a later dated vote by telephone or through the Internet in a timely manner (and in any event no later than 48 hours prior to the time of the commencement of the special general meeting); that is, by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023;

•
submitting a valid, later dated proxy card in a timely manner that is received no later than 48 hours prior to the time of the commencement of the special general meeting; that is, by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023;

•
giving written notice of such revocation to Argo Group’s corporate secretary (at Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda), which written notice is received at least 48 hours prior to the time of the commencement of the special general meeting; that is, by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023; or

•
attending and voting at the special general meeting, or any adjournment thereof (although attendance at the meeting will not by itself revoke a proxy).

If your shares are held in “street name” by your bank, broker or other nominee, please follow the instructions provided by your bank, broker or other nominee as to how to revoke or change your previously provided voting instructions.
Q:
If I hold my shares in certificated form, should I send in my share certificates now?

A:
No.   You should NOT return your share certificates with the enclosed proxy card, and you should not forward your share certificates to the paying agent (see the section of this proxy statement titled “The Merger — Payment of Merger Consideration and Surrender of Share Certificates” for a more detailed discussion) without a letter of transmittal. Promptly after the effective time, each shareholder of record of a certificate representing common shares that has been converted into the right to receive the merger consideration will be sent a letter of transmittal describing the procedure for surrendering its shares in exchange for the merger consideration. If you hold your shares in certificated form, you will receive your cash payment after the paying agent receives your share certificates and any other documents requested in the instructions.

Q:
If I hold my shares in book-entry form, how will I receive payment when the merger occurs?

A:
If you hold shares in non-certificated book-entry form that have been converted into the right to receive the merger consideration, you will receive your cash payment in respect of those shares as promptly as practicable following the effective time and the paying agent’s receipt of the documents that it requests from you, if any.

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
Argo Group has engaged Innisfree M&A Incorporated to assist in the solicitation of proxies for the special general meeting. Argo Group estimates that it will pay Innisfree M&A Incorporated a fee of approximately $40,000 and reimbursement of certain expenses.

Q:
Who should Argo Group shareholders contact with any additional questions?

A:
If you have any additional questions about the merger or you would like additional copies of this proxy statement or assistance voting your shares, you should contact Innisfree M&A Incorporated at:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022

Shareholders within the United States and Canada may call toll-free: +1 (877) 750-9496
Banks and brokers may call collect: +1 (212) 750-5833
Q:
Where can I find more information about Argo Group?

A:
You can find more information about Argo Group in the documents described under the section of this proxy statement titled “Where You Can Find More Information.”

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement may include, and Argo Group and Brookfield Reinsurance may make related oral, forward-looking statements which reflect Argo Group’s or Brookfield Reinsurance’s current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general, and to the insurance and reinsurance sectors in particular (both as to underwriting and investment matters). Statements that include the words “expect,” “estimate,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “aim,” “likely,” “will,” “may,” “could,” “should” or “would” and similar statements of a future or forward-looking nature identify forward-looking statements in this material for purposes of the U.S. federal securities laws or otherwise. Argo Group intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
The proposed transaction is subject to risks and uncertainties and factors that could cause Argo Group’s and Brookfield Reinsurance’s actual results to differ, possibly materially, from those in the specific projections, goals, assumptions and statements herein including, but not limited to:
•
that Argo Group and Brookfield Reinsurance may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived, including the failure to obtain Argo Group’s shareholder approval for the proposed transaction or that a governmental authority may prohibit, delay or refuse to grant approval for the consummation of the transaction;

•
uncertainty as to the timing of completion of the proposed transaction;

•
the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

•
risks related to disruption of management’s attention from Argo Group’s or Brookfield Reinsurance’s ongoing business operations due to the proposed transaction;

•
the effect of the announcement of the proposed transaction on Argo Group’s or Brookfield Reinsurance’s relationships with its clients, employees, operating results and business generally;

•
the outcome of any legal proceedings to the extent initiated against Argo Group or Brookfield Reinsurance or others following the announcement of the proposed transaction; and

•
Argo Group or Brookfield Reinsurance management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein or elsewhere, including the risk factors included in Argo Group’s most recent Annual Report on Form 10-K, and Quarterly Report on Form 10-Q, Brookfield Reinsurance’s Form 20-F and other documents of Argo Group’s or Brookfield Reinsurance on file with, or furnished to, the SEC. Any forward-looking statements made in this material are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Argo Group will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Argo Group or its business or operations. Argo Group undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by the federal securities laws. References to additional information about Argo Group and Brookfield Reinsurance have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this filing.

PARTIES TO THE MERGER
Argo
Argo Group International Holdings, Ltd.
Wellesley House
90 Pitts Bay Road
Pembroke HM 08, Bermuda
Argo Group International Holdings, Ltd., a Bermuda exempted company limited by shares, is a U.S. focused underwriter of specialty insurance products in the property and casualty market. Argo Group offers a full line of products and services designed to meet the unique coverage and claims-handling needs of businesses. Argo Group’s common shares are listed on the NYSE under the symbol “ARGO.” For additional information on Argo Group and its business, including how to obtain the documents that Argo Group has filed with the SEC, see the section of this proxy statement titled “Where You Can Find More Information.”
Brookfield Reinsurance
Ideation House, First Floor
94 Pitts Bay Road
Pembroke, HM08, Bermuda
Brookfield Reinsurance Ltd., a Bermuda exempted company limited by shares, is a reinsurance company focused on providing capital-based solutions to the insurance industry. Through its operating subsidiaries, Brookfield Reinsurance offers a broad range of insurance products and services to individuals and institutions, including life insurance and annuities, and personal and commercial property and casualty insurance. Brookfield Reinsurance’s class A exchangeable limited voting shares are listed on the NYSE and the TSX under the symbol “BNRE.”
Merger Sub
BNRE Bermuda Merger Sub Ltd.
Ideation House, First Floor
94 Pitts Bay Road
Pembroke, HM08, Bermuda
BNRE Bermuda Merger Sub Ltd., a Bermuda exempted company limited by shares, is an indirect wholly-owned subsidiary of Brookfield Reinsurance that was formed solely for purposes of entering into the merger agreement and the statutory merger agreement and completing the transactions contemplated thereby. Merger Sub has not engaged in any business except for activities incidental to its formation and as contemplated by the merger agreement. Upon completion of the merger, Merger Sub will be merged with and into Argo Group and will cease to exist.

THE MERGER
This discussion of the merger is qualified in its entirety by reference to the merger agreement, a copy of which is incorporated by reference in its entirety and included in this proxy statement as Annex A. You should read the merger agreement in its entirety because it, and not this proxy statement, is the legal document that governs the merger.
Effects of the Merger
Pursuant to the merger agreement and the statutory merger agreement, Merger Sub will merge with and into Argo Group, with Argo Group continuing as the surviving company. Argo Group, as the surviving company, will continue in existence as a Bermuda exempted company and an indirect wholly-owned subsidiary of Brookfield Reinsurance. As a result of the merger under Bermuda law, Argo Group’s and Merger Sub’s respective undertakings, property and liabilities will become vested in Argo Group as the surviving company following the merger.
At the effective time, each common share issued and outstanding immediately prior to the effective time (other than any common share that is owned by Argo Group as treasury shares, by Argo Group, Brookfield Reinsurance, Merger Sub or wholly-owned subsidiaries of Argo Group or Brookfield Reinsurance or any common share that is subject to an Argo Group equity award) will be canceled and converted into the right to receive the merger consideration.
At the effective time, each preferred share issued and outstanding immediately prior to the effective time will continue as a preferred share of Argo Group as the surviving company following the merger and the relative rights, terms and conditions of each such preferred share will remain unchanged.
Background of the Merger
The Argo Group board of directors and Argo Group’s senior management periodically review Argo Group’s operations, financial condition, financial performance and long-term strategic plans and objectives, as well as industry conditions, regulatory developments and their impact on Argo Group’s long-term strategic plan and objectives. During the past two years, the Argo Group board of directors has reviewed and considered the current and future industry trends and risks to Argo Group’s ability to execute its strategic plan as a stand-alone entity, including the impact of adverse development of Argo Group’s loss reserves, continuing consolidation in the insurance and reinsurance industry, losses incurred within the insurance and reinsurance industry and increasingly competitive pricing in many of the insurance and reinsurance markets in which Argo Group operates. In connection with Argo Group’s strategic review process and consideration of a potential transaction, between April 2022 and February 8, 2023 (the date of the announcement of the transaction with Brookfield Reinsurance), the Argo Group board of directors and the strategic review committee of the board of directors (the “strategic review committee”) collectively met over 40 times.
Beginning in September 2021, Argo Group received requests from a shareholder of Argo Group to, among other things, initiate a review of potential strategic alternatives, including a sale of Argo Group.
On March 23, 2022, another institutional shareholder of Argo Group sent a letter to the Argo Group board of directors requesting, among other things, that the Argo Group board of directors initiate a review of potential strategic alternatives, including a sale of Argo Group.
On March 28, 2022, the Argo Group board of directors met to discuss, among other things, Argo Group’s long term strategic plan and the possibility of initiating a review of potential strategic alternatives, including a sale of Argo Group.
Between March 28, 2022 and April 26, 2022, the Argo Group board of directors, together with members of Argo Group’s senior management team, representatives of Goldman Sachs, Argo Group’s financial advisor, and Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), Argo Group’s outside legal counsel, discussed and evaluated the possibility of initiating a strategic review process for Argo Group. Management solicited and received input from certain shareholders during this time period, and this feedback was shared with the Argo Group board of directors to inform its decision with respect to commencing a strategic review process.

On April 21, 2022, the Argo Group board of directors met, with representatives of Argo Group’s management, Goldman Sachs, Skadden and ASW Law Limited (“ASW”), Argo Group’s outside Bermuda legal counsel. At the meeting, representatives of Skadden and ASW presented to the directors regarding the legal principles and standards that would apply if the Argo Group board of directors were to consider a potential transaction. The directors also discussed, among other things, the possibility of initiating a strategic review process and certain related matters, including communications guidelines and best practices, preparing financial projections and the scope of outreach to potential counterparties. Representatives of Skadden also reviewed with the Argo Group board of directors a proposed form of engagement letter for engaging Goldman Sachs to serve as Argo Group’s financial advisor in connection with a potential strategic review process. Goldman Sachs had previously been engaged by Argo Group to assist with shareholder activism matters in connection with Argo Group’s 2022 annual general meeting of shareholders.
On April 26, 2022, the Argo Group board of directors met, with representatives of Argo Group’s management, Goldman Sachs and Skadden present, at which meeting, among other things, the board of directors determined to initiate a strategic review process for Argo Group, including exploring a potential sale, merger or other strategic transaction with respect to Argo Group.
Later on April 26, 2022, Argo Group engaged Goldman Sachs to serve as its financial advisor in connection with the strategic review process, including the possible sale of all or a portion of Argo Group.
On April 28, 2022, Argo Group issued a press release announcing that it was initiating a strategic review process to explore potential strategic alternatives in order to maximize shareholder value, including, among other things, a potential sale, merger or other strategic transaction.
Later on April 28, 2022, representatives of Goldman Sachs, acting at the direction of the Argo Group board of directors, began outreach to a list of potential counterparties approved by Argo Group, including sharing a form of confidentiality agreement with such potential counterparties. During the nine-month period between April 2022 and the time of entry into the merger agreement with Brookfield Reinsurance, more than 80 potentially interested parties were contacted at the direction of the Argo Group board of directors.
On May 4, 2022, the Argo Group board of directors met, with representatives of Argo Group’s management, Goldman Sachs and Skadden present, to discuss, among other things, (i) the status of outreach to potential counterparties, (ii) the confidential information memorandum prepared by Argo Group’s management with the assistance of Goldman Sachs to be provided to any potential counterparties that entered into confidentiality agreements with Argo Group, (iii) the status of negotiations of confidentiality agreements with potential counterparties, (iv) Goldman Sachs’ assessment of the level of interest expressed by the parties it had contacted with respect to a potential strategic transaction with Argo Group and (v) Goldman Sachs’ anticipated timeline for management presentations to potential counterparties.
From May 4, 2022 through May 23, 2022, Argo Group entered into confidentiality agreements with 18 counterparties in connection with its initial outreach process regarding a potential sale of Argo Group, all of which included customary standstill provisions (including “don’t ask, don’t waive” provisions). Each such confidentiality agreement contained an exception to the “don’t ask, don’t waive” provision allowing for the counterparty to make a confidential proposal to the Argo Group board of directors at any time.
On June 1, 2022, the Argo Group board of directors met, with representatives of Argo Group’s management, Goldman Sachs and Skadden present, to discuss, among other things, (i) the feedback received from potential counterparties who had entered into confidentiality agreements with Argo Group with respect to a potential transaction, (ii) materials that were provided to such parties in connection with their ongoing due diligence, including the confidential information memorandum, and (iii) the anticipated timeline for due diligence being conducted by potential counterparties. Representatives of Goldman Sachs also informed the Argo Group board of directors that, in connection with its outreach to potential counterparties, the Westfield Group (“Westfield”) had communicated interest to Argo Group’s Chief Financial Officer in potentially acquiring, or having one of its affiliates acquire, Argo Group’s Lloyd’s Syndicate 1200 business and the directors discussed possibly pursuing a sale of the Lloyd’s Syndicate 1200 business to Westfield as part of the ongoing strategic review process. The Argo Group board of directors also determined to form the strategic review committee, which initially consisted of Thomas A. Bradley (Chair), Bernard Bailey, Fred Donner and Dymphna Lehane, in order to (i) explore, consider and examine all potential transactions with respect to Argo

Group that the strategic review committee determined to be advisable to consider in the course of the strategic review process and (ii) make recommendations to the Argo Group board of directors concerning potential transactions that the strategic review committee deemed appropriate, including a recommendation as to whether the final terms of any such potential transaction were in the best interests of Argo Group and should be approved by the Argo Group board of directors and, if applicable, by Argo Group’s shareholders. The strategic review committee was not obligated to take any specific action with respect to any potential transaction and was permitted to take no action if it deemed advisable.
On June 21, 2022, three parties, which we refer to as “Party A,” “Party B” and “Party C” submitted initial, non-binding indications of interest to representatives of Goldman Sachs with respect to a potential transaction with Argo Group, which were communicated to the Argo Group board of directors. Party A proposed a stock-for-stock merger with pro forma ownership of 48% for Argo’s existing shareholders and 52% for Party A’s shareholders following completion of the proposed transaction and an implied value of $49.71 per Argo Group common share, with such pro forma ownership split and implied per common share value based on Party A’s valuation assumptions which Argo Group had not yet been able to verify through diligence. Party A also stated that in connection with its proposed transaction, it would expect to release up to $500 million of excess capital to repurchase shares from Argo Group shareholders following completion of the transaction. Party B proposed to acquire Argo Group for $40.00 per common share in cash, which represented a 4.17% premium to the then-current trading price of Argo Group’s common shares. Party C proposed to acquire Argo Group for cash consideration at or around the then-current trading price of Argo Group’s common shares. On that same day, two other parties also submitted indications of interest in acquiring certain core business lines of Argo Group, but not in a whole company acquisition of Argo Group.
On June 27, 2022, Argo Group received an initial, non-binding indication of interest from Ohio Farmers Insurance Company (“Ohio Farmers”), part of Westfield, pursuant to which Ohio Farmers proposed to acquire the entire issued share capital of Argo Underwriting Agency Limited, the entity operating Argo Group’s Lloyd’s Syndicate 1200 business.
On June 29, 2022, the Argo Group board of directors met, with representatives from Argo Group’s management, Goldman Sachs and Skadden present, to discuss, among other things, the status of the strategic review process, including the indication of interest received from Ohio Farmers with respect to the acquisition of the Lloyd’s Syndicate 1200 business and the five preliminary indications of interest received on June 21, 2022. Following review of the three indications of interest for a whole company merger or acquisition of Argo Group, including discussions with the members of management present at the meeting regarding (i) feedback received from potential interested parties regarding the need for Argo Group to advance simplification of its portfolio, exit international business lines and improve its reserve positions in order for such parties to further consider a potential business combination transaction with Argo Group and (ii) the potential for one or more of the offer prices in the preliminary indications of interest to be decreased following further diligence by the parties, the Argo Group board of directors determined to pursue the sale of the Lloyd’s Syndicate 1200 business to Ohio Farmers and to pause its outreach process to interested parties regarding a whole company merger or sale of Argo Group until it had entered into a definitive agreement with Ohio Farmers to sell the Lloyd’s Syndicate 1200 business, which, based on interested party feedback, the Argo Group board of directors believed would potentially increase the number of parties interested in pursuing a whole company business combination transaction with Argo Group.
During July and early August of 2022, Argo Group evaluated and discussed a potential loss portfolio transfer agreement with Enstar Group Limited (“Enstar”) and its affiliates, including providing due diligence information to Enstar.
On August 2 and 3, 2022, the Argo Group board of directors met, with representatives from Argo Group’s management, Goldman Sachs and Skadden present, at which, among other things, the board of directors discussed the impact of potential strategic transactions being considered by Argo Group, including a potential sale of the Lloyd’s Syndicate 1200 business, on the financial projections prepared by Argo Group’s management that were previously distributed to parties that had entered into confidentiality agreements with Argo Group.
On August 4, 2022, following a review of his qualifications and background, Argo Group’s board of directors appointed J. Daniel Plants as an independent director. Mr. Plants was also appointed as the chair of the strategic review committee on September 1, 2022.

On August 8, 2022, Argo Group issued a press release announcing that it had entered into a loss portfolio transfer agreement with a wholly owned subsidiary of Enstar covering a majority of Argo Group’s U.S. casualty insurance reserves, including construction, for accident years 2011 to 2019 (the “LPT”). The LPT is expected to provide protection against reserve volatility and provide the Argo Group with additional capital flexibility.
During August and early September of 2022, Argo Group evaluated and discussed a potential sale of its Lloyd’s Syndicate 1200 business to Ohio Farmers, including providing due diligence information to Ohio Farmers.
On September 8, 2022, Argo Group issued a press release announcing that it had entered into a definitive agreement for the sale of Argo Underwriting Agency Limited and its Lloyd’s Syndicate 1200 business to Ohio Farmers for total cash proceeds of approximately $125 million (1.16x price to tangible book value or 0.81x price to book value as of first quarter 2022), subject to closing-related adjustments. The press release also noted that as part of Argo Group’s previously announced and ongoing review of strategic alternatives, the Argo Group board of directors was continuing to actively consider a wide range of options for Argo Group. In connection with the announcement, Argo Group also distributed an investor presentation regarding the strategic review developments, including the Lloyd’s Syndicate 1200 sale and the LPT.
Following the announcement of the Lloyd’s Syndicate 1200 sale, the Argo Group board of directors instructed representatives of Goldman Sachs to conduct additional outreach to a list of potential interested parties approved by Argo Group regarding a business combination transaction. Between September 11, 2022 and October 7, 2022, Argo Group entered into confidentiality agreements with nine additional counterparties, all of which included customary standstill provisions (including “don’t ask, don’t waive” provisions). Each such confidentiality agreement contained an exception to the “don’t ask, don’t waive” provision allowing for the counterparty to make a confidential proposal to the Argo Group board of directors at any time.
On September 30, 2022, the Argo Group board of directors met, with representatives from Argo Group’s management, Goldman Sachs and Skadden present, to discuss, among other things, the status of outreach to potential interested parties regarding a business combination transaction following the announcement of the LPT and the sale of the Lloyd’s Syndicate 1200 business. At the meeting, representatives from Argo Group’s management presented updated financial projections to the directors that reflected the expected impact of the LPT and Lloyd’s Syndicate 1200 sale.
On October 10, 2022, the strategic review committee met, with representatives from Argo Group’s management, Goldman Sachs and Skadden present. At the meeting, the members of the strategic review committee were presented with an updated confidential information memorandum that would be provided to potential counterparties that entered into confidentiality agreements with Argo Group, which included updated management financial projections reflecting the expected impact of the LPT and the Lloyd’s Syndicate 1200 sale.
On October 24, 2022, Fred Donner informed Argo Group that he did not intend to stand for re-election to the board of directors at the 2022 annual general meeting of shareholders to be held on December 15, 2022, and would step down from the board of directors and the strategic review committee immediately upon the commencement of the 2022 annual general meeting.
On October 31, 2022, Argo Group received a revised, non-binding indication of interest from Party B, pursuant to which Party B proposed to acquire Argo Group for $26.50 per common share in cash.
Later that day, Argo Group also received an initial, non-binding indication of interest from an additional party, which we refer to as “Party D,” pursuant to which Party D proposed that Argo Group and a portfolio company of Party D enter into either (i) a stock-for-stock merger, pursuant to which Argo Group would issue new shares to acquire 100% of Party D’s portfolio company at a valuation to be agreed upon or (ii) a minority stock-for-stock exchange whereby Argo Group would issue no more than 19.9% of its outstanding shares to Party D’s portfolio company in exchange for shares of the portfolio company at an exchange ratio to be agreed upon.
On November 1, 2022, Argo Group received an initial, non-binding indication of interest from Brookfield Reinsurance, pursuant to which Brookfield Reinsurance proposed to acquire all of the outstanding common shares of Argo Group for $30.00 per common share in cash. Argo Group also received a revised, non-binding indication of interest for a reverse merger transaction from Party A and an initial, non-binding indication of interest for a reverse merger transaction from an additional party, which we refer to as “Party E.” Party A proposed a stock-for-stock merger with pro forma ownership of 35-37% for Argo’s existing shareholders and 63-65% for Party A’s shareholders following completion of the proposed transaction and an implied value ranging from $29.78 to $33.09 for each Argo Group common share, with such pro forma ownership split and implied per common share value based on Party A’s valuation assumptions which Argo Group had not yet been able to verify through diligence. Party A also stated that in connection with its proposed transaction, it would expect to release up to $500 million of excess capital to repurchase shares from Argo Group shareholders following completion of the transaction. Party E proposed a stock-for-stock merger with pro forma ownership of 41.2% for existing Argo shareholders and 58.8% for Party E’s shareholders following completion of the proposed transaction and an implied value of $40.40 per Argo Group common share, with such pro forma ownership split and implied per common share value based on Party E’s valuation assumptions which Argo Group had not yet been able to verify through diligence. Party C did not submit a revised indication of interest as part of the outreach process following the announcement of the sale of the Lloyd’s Syndicate 1200 business.
On November 3, 2022, the Argo Group board of directors met, with representatives from Argo Group’s management, Goldman Sachs and Skadden present, to discuss, among other things, the five proposals received earlier that week. After reviewing the terms of each proposal, the directors determined to permit each party that had submitted a proposal other than Party D to conduct further due diligence of Argo Group in connection with a potential transaction. The directors determined that the structure and potential value proposition of the proposal submitted by Party D was not attractive in comparison to the other four proposals received to merit continuing discussions with Party D.
On November 7, 2022, Argo Group reported its earnings results for the third quarter of fiscal year 2022, including announcing a net adverse prior year reserve development of $16.2 million or 4.9 percentage points on the loss ratio (as compared to $0.2 million or 0.1 percentage points on the loss ratio for the third quarter of fiscal year 2021).
From November 10, 2022 through November 18, 2022, Argo Group held management presentations with Brookfield Reinsurance, Party A, Party B and Party E at Skadden’s New York office.
On November 17, 2022, representatives of Goldman Sachs, acting at the direction of the Argo Group board of directors, distributed a second round process letter to Brookfield Reinsurance, Party A, Party B and Party E.
On November 21, 2022, representatives of Goldman Sachs, acting at the direction of the Argo Group board of directors, distributed a draft merger agreement prepared by Skadden to Brookfield Reinsurance, Party A, Party B and Party E.
Later on November 21, 2022, the strategic review committee met, with representatives from Argo Group’s management, Goldman Sachs and Skadden present, to discuss, among other things, the status of the ongoing due diligence being conducted by Brookfield Reinsurance, Party A, Party B and Party E, and related discussions with such parties regarding a potential transaction.
On December 8, 2022, Party B notified representatives of Goldman Sachs that it was no longer interested in considering a possible strategic transaction with Argo Group.
On December 11, 2022, an additional party, which we refer to as “Party F,” submitted an initial, non-binding indication of interest to representatives of Goldman Sachs, pursuant to which Party F proposed to acquire Argo Group for consideration in the range of $30.00-33.00 per common share, consisting of a mix of cash and Party F’s stock.
On December 12, 2022, the strategic review committee met, with representatives from Argo Group’s management and Goldman Sachs present, to discuss, among other things, the status of reverse due diligence being conducted by Argo Group with respect to Party A and Party E, in light of the reverse merger structures included in their respective proposals, and the status of due diligence of Argo Group being conducted by Brookfield Reinsurance, Party A and Party E. The directors also reviewed the proposal received from Party F on December 11, 2022, and following review of the terms of such proposal, determined to permit Party F to conduct further due diligence with respect to a potential transaction with Argo Group.
On December 13, 2022, Party A informed representatives of Goldman Sachs that it was no longer interested in considering a possible strategic transaction with Argo Group.
On December 21, 2022, Brookfield Reinsurance submitted a revised proposal to acquire Argo Group for consideration of $30.50 per common share in cash, which proposal was conditioned on Argo Group granting Brookfield Reinsurance a five week exclusivity period to negotiate and finalize the terms of a potential transaction.
Also on December 21, 2022, representatives of Goldman Sachs, acting at the direction of the Argo Group board of directors, provided Party F with a second round process letter and draft merger agreement prepared by Skadden.
On December 28, 2022, the Argo Group board of directors met, with representatives from Argo Group’s management, Goldman Sachs and Skadden present, to discuss, among other things, the status of the strategic review process, including the status and expected closing date of the sale of the Lloyd’s Syndicate 1200 business to Ohio Farmers and the revised proposal received from Brookfield Reinsurance on December 21, 2022, to acquire Argo Group for $30.50 per common share in cash, conditioned upon Argo Group agreeing to a five week exclusivity period with Brookfield Reinsurance during which the parties would negotiate and finalize the terms of a potential transaction. The directors determined not to grant exclusivity to Brookfield Reinsurance at that time so that they could provide Party E and Party F the opportunity to conduct additional due diligence and submit revised proposals in early January 2023.
On January 11, 2023, Party F verbally submitted a revised proposal to acquire Argo Group for consideration (consisting of a mix of cash and Party F’s stock) that was meaningfully below the then-current trading price of Argo Group’s common shares.
On January 18, 2023, Brookfield Reinsurance submitted an updated proposal to representatives of Goldman Sachs to acquire Argo Group for consideration of $29.50 per common share in cash, which proposal was conditioned on (i) Voce agreeing to enter into a voting agreement to vote its Argo Group common shares in favor of the approval of a transaction with Brookfield Reinsurance and (ii) a two-week exclusivity period between Argo Group and Brookfield Reinsurance. Concurrently with the submission of the updated proposal by Brookfield Reinsurance, representatives of Debevoise & Plimpton LLP (“Debevoise”), outside legal counsel to Brookfield Reinsurance, submitted a revised draft of the merger agreement and a draft exclusivity agreement to representatives of Skadden.
On January 18, 2023, the Argo Group board of directors met, with representatives from Argo Group’s management, Goldman Sachs and Skadden present, to discuss, among other things, the updated proposals received from Brookfield Reinsurance and Party F. The directors concluded that Party F’s latest proposal did not offer sufficient value to Argo Group shareholders. The directors also discussed anticipated timing for receiving an updated proposal from Party E in relation to Brookfield Reinsurance’s request for a two week exclusivity period. The directors instructed representatives of Goldman Sachs to inform Party E that it needed to submit a revised proposal in the next several days and determined to schedule another board meeting for January 22, 2023 to further discuss Brookfield Reinsurance’s pending exclusivity request.
On January 22, 2023, the Argo Group board of directors met, with representatives from Argo Group’s management, Goldman Sachs, Skadden and ASW present. At the meeting, the representatives from Skadden and ASW reviewed with the Argo Group board of directors the legal principles and standards applicable to its consideration of a proposed transaction and also reviewed a disclosure letter provided by Goldman Sachs that described material relationships between Goldman Sachs and Brookfield Reinsurance, Party E and Party F, as well as certain other related parties and Voce. The directors concluded that, based upon the disclosure letter provided by Goldman Sachs and the relationships described therein, Goldman Sachs did not have any material conflicts of interest that would interfere with its ability to serve as Argo Group’s financial advisor in connection with a potential transaction involving Brookfield Reinsurance, Party E or Party F. Representatives of Goldman Sachs then joined the meeting and together with members of Argo Group’s management, reviewed the financial projections prepared by Argo Group management and the preliminary financial analyses prepared by Goldman Sachs based upon management’s projections. The representatives of Goldman Sachs also provided an overview of the revised proposal received from Brookfield Reinsurance to acquire Argo Group for $29.50 per common share in cash and Brookfield Reinsurance’s request for a two week exclusivity period. Following these discussions and in light of the fact that Party E had still not submitted an updated proposal, the Argo Group board of directors authorized representatives of Goldman Sachs to make a counterproposal to Brookfield Reinsurance whereby (i) Brookfield Reinsurance would increase its offer price to $31.50 per common share in cash and (ii) Argo Group would agree to enter into exclusivity with Brookfield Reinsurance through January 31, 2023.
Later on January 22, 2023, representatives of Skadden sent a revised draft of the merger agreement to representatives of Debevoise.
On January 23, 2023, Brookfield Reinsurance communicated to representatives of Goldman Sachs that it would be willing to increase its offer price to $31.00 per common share in cash, subject to Argo Group agreeing to (i) suspend quarterly dividends on its common shares between signing and closing of a potential transaction, (ii) a termination fee of 4.0% of the transaction equity value to be payable under the circumstances set forth in the merger agreement and (iii) enter into exclusivity with Brookfield Reinsurance through January 31, 2023 in order to allow Brookfield Reinsurance to complete further due diligence. In a subsequent discussion, representatives of Goldman Sachs, acting at the direction of the Argo Group board of directors, indicated that Argo Group would be willing to enter into exclusivity with Brookfield Reinsurance on that basis, subject to Brookfield Reinsurance agreeing to a termination fee of 3.5% of the transaction equity value to be payable under the circumstances set forth in the merger agreement.
On January 24, 2023, Argo Group and Brookfield Reinsurance entered into an exclusivity agreement (the “exclusivity agreement”), pursuant to which, among other things, Argo Group agreed to continue discussions on an exclusive basis with Brookfield Reinsurance regarding a possible transaction until the earliest of (i) 6:00 p.m., New York Time, on January 31, 2023, (ii) Argo Group and Brookfield Reinsurance executing a definitive written agreement for the consummation of a possible transaction, (iii) the date that Brookfield Reinsurance notified Argo Group in writing that Brookfield Reinsurance was no longer interested in pursuing a possible transaction on the terms and conditions set forth in the exclusivity agreement and (iv) the date Argo Group notified Brookfield Reinsurance in writing that Argo Group was no longer interested in pursuing a possible transaction as a result of Brookfield Reinsurance (A) modifying or proposing to modify the terms and conditions set forth in the exclusivity agreement or (B) introducing or proposing to introduce any term or condition that was inconsistent with the terms and conditions set forth in the exclusivity agreement.
From January 24, 2023 until February 8, 2023, Argo Group and its advisors negotiated with Brookfield Reinsurance and its advisors to finalize the terms of a potential transaction and Argo Group provided due diligence information to Brookfield Reinsurance.
Also on January 24, 2023, representatives of Skadden sent an initial draft of the voting agreement prepared by representatives of Schulte Roth & Zabel LLP (“Schulte”), outside legal counsel to Voce, to representatives of Debevoise.
From January 26, 2023 to January 29, 2023, representatives of Skadden and Debevoise exchanged drafts of the merger agreement and related transaction documents. During this same period, representatives of Debevoise, Schulte and Skadden also exchanged drafts of the voting agreement.
On January 30, 2023, Brookfield Reinsurance communicated to representatives of Goldman Sachs via email that it had identified certain outstanding diligence items that it would need to obtain further information on and resolve prior to entering into a transaction with Argo Group and that until such diligence items had been resolved, Brookfield Reinsurance was not willing to engage further with respect to negotiation of the merger agreement and related transaction documents.
On January 31, 2023, the Argo Group board of directors met, with representatives from Argo Group’s management, Goldman Sachs and Skadden present. Representatives of Goldman Sachs updated the board of directors on the remaining diligence items identified by Brookfield Reinsurance earlier that day and the steps being taken by Argo Group’s management and Goldman Sachs to resolve these points in order to resume negotiations of the transaction documents. The Argo Group board of directors also authorized an extension of the exclusivity period with Brookfield Reinsurance, if requested by Brookfield Reinsurance, in order to provide additional time to resolve the remaining diligence issues.

On January 31, 2023, Argo Group and Brookfield Reinsurance entered into an amendment to the exclusivity agreement, pursuant to which Argo Group agreed to extend the exclusivity period with Brookfield Reinsurance until the earliest of (i) 6:00 p.m., New York Time, on February 6, 2023, (ii) the execution and delivery by Argo Group and Brookfield Reinsurance of a definitive written agreement for the consummation of a possible transaction, (iii) the date that Brookfield Reinsurance notified Argo Group in writing that Brookfield Reinsurance was no longer interested in pursuing a possible transaction on the terms and conditions set forth in the exclusivity agreement and (iv) the date Argo Group notified Brookfield Reinsurance in writing that Argo Group was no longer interested in pursuing a possible transaction as a result of Brookfield Reinsurance (A) modifying or proposing to modify the terms and conditions set forth in the exclusivity agreement or (B) introducing or proposing to introduce any term or condition that was inconsistent with the terms and conditions set forth in the exclusivity agreement.
On February 1, 2023, representatives of Debevoise sent a revised draft of the voting agreement to representatives of Schulte and Skadden.
On February 2, 2023, Argo Group completed the sale of its Lloyd’s Syndicate 1200 business to Ohio Farmers.
On February 3, 2023, Party E submitted a revised, non-binding proposal to Argo Group, pursuant to which Party E indicated it was not interested in submitting a whole company acquisition proposal for Argo Group at that time, but proposed acquiring two business lines of Argo Group. Party E’s proposal letter stated that it was also willing to pursue either of those transactions on a stand alone basis. Argo Group did not engage with Party E regarding its revised, non-binding proposal.
Later on February 3, 2023, Brookfield Reinsurance, following further due diligence regarding Argo Group, communicated to representatives of Goldman Sachs an updated proposal to acquire Argo Group for $29.00 per common share in cash (conditioned on the suspension of quarterly dividends for Argo Group’s common shares between signing and closing of a potential transaction). During the same discussion, Brookfield Reinsurance increased its offer price to $30.00 per common share in cash (conditioned on the suspension of quarterly dividends for Argo Group’s common shares between signing and closing of a potential transaction), but indicated that it was not willing to increase its offer price further.
Following the discussions between representatives of Brookfield Reinsurance and Goldman Sachs on February 3, 2023, representatives of Debevoise sent a revised draft of the merger agreement and related transaction documents to representatives of Skadden.
On February 4, 2023, the Argo Group board of directors met, with representatives of Argo Group’s management, Goldman Sachs and Skadden present, to discuss, among other things, the revised proposal of $30.00 per common share in cash received from Brookfield Reinsurance and the remaining open issues with respect to the merger agreement, voting agreement and other transaction documents, including with respect to the merger agreement (i) the matters that would constitute a burdensome condition that would excuse Brookfield Reinsurance from consummating the proposed transaction and (ii) the scope of certain covenants related to (A) the capital position of Argonaut Insurance Company (“AIC”), a subsidiary of Argo Group, and (B) treatment of Argo Group’s Brazil license, and, with respect to the voting agreement (i) the duration of transfer restrictions applicable to the covered shares, (ii) the scope of Argo Group’s obligation with respect to the timing of filing this proxy statement and holding the special general meeting and (iii) the amount of Voce’s out-of-pocket expense reimbursement. Argo Group’s board of directors determined to continue negotiating exclusively with Brookfield Reinsurance to resolve the remaining open points with respect to the merger agreement, voting agreement and other transaction documents before responding to the updated offer price of $30.00 per common share proposed by Brookfield Reinsurance. At the meeting, the board of directors also discussed the updated proposal received from Party E on February 3, 2023, but determined not to engage further with Party E since Party E had indicated that they were not interested in a whole company acquisition of Argo Group.
Between February 4, 2023 and February 6, 2023, representatives of Debevoise and Skadden exchanged drafts of the merger agreement and related transaction documents.
On February 6, 2023, the Argo Group board of directors met, with representatives of Argo Group’s management, Goldman Sachs and Skadden present, to discuss, among other things, the remaining issues with respect to the merger agreement, voting agreement and other transaction documents, including with respect to the merger agreement (i) the matters that would constitute a burdensome condition that would excuse Brookfield Reinsurance from consummating the proposed transaction and (ii) the scope of certain covenants related to (A) tax matters, (B) AIC’s capital position and (C) treatment of Argo Group’s Brazil license, and, with respect to the voting agreement (i) the duration of transfer restrictions applicable to the covered shares, (ii) the scope of Argo Group’s obligation with respect to the timing of filing this proxy statement and holding the special general meeting and (iii) the amount of Voce’s out-of-pocket expense reimbursement. At the meeting, Argo Group’s board of directors determined to delegate authority to the strategic review committee to engage in further negotiations with Brookfield Reinsurance regarding its per common share offer price.
On February 6, 2023, the strategic review committee instructed representatives of Goldman Sachs to inform Brookfield Reinsurance that Argo Group would be willing to accept Brookfield Reinsurance’s revised offer price of $30.00 per common share, subject to resolution of the other open points with respect to the merger agreement, voting agreement and other transaction documents.
On February 7, 2023, representatives of Argo Group, Brookfield Reinsurance, Skadden and Debevoise engaged in discussions to resolve the remaining open points with respect to the merger agreement relating to (i) the matters that would constitute a burdensome condition that would excuse Brookfield Reinsurance from consummating the proposed transaction and (ii) the scope of certain covenants related to (A) tax matters and (B) AIC’s capital position. Representatives of Voce, Argo Group and Brookfield Reinsurance also had a call to resolve the remaining open points with respect to the voting agreement regarding (i) the duration of transfer restrictions applicable to the covered shares, (ii) the scope of Argo Group’s obligation with respect to the timing of filing this proxy statement and holding the special general meeting and (iii) the amount of Voce’s out-of-pocket expense reimbursement. The parties also exchanged drafts of the transaction documents during the course of the day.
On February 8, 2023, the Argo Group board of directors met, with representatives of Argo Group’s management, Goldman Sachs, Skadden and ASW in attendance. Representatives of Skadden and ASW discussed with the Argo Group board of directors the legal principles and standards applicable to its consideration of the proposed transaction. Representatives of Skadden also reviewed the terms and conditions set forth in the proposed merger agreement, voting agreement and other transaction documents, including, among other things, the parties’ respective termination rights (including Argo Group’s right to terminate the merger agreement if Argo Group’s board of directors in the exercise of the directors’ fiduciary duties, changes its recommendation with respect to the proposed transaction), the termination fee payable in connection with certain termination events under the proposed merger agreement, the obligations of the parties to obtain applicable regulatory approvals, the definition of a “material adverse effect,” the applicable closing conditions and the treatment of Argo Group’s outstanding preferred shares. Representatives of Goldman Sachs then joined the meeting and reviewed with the Argo Group board of directors Goldman Sachs’ financial analyses of the merger consideration, as more fully described below under the heading “— Opinion of Argo Group’s Financial Advisor”. Thereafter, at the request of the Argo Group board of directors, representatives of Goldman Sachs rendered its oral opinion to the Argo Group board of directors (which was subsequently confirmed in writing by delivery of Goldman Sachs’ written opinion dated the same date) that, as of February 8, 2023 and based upon and subject to the factors and assumptions set forth therein, the $30.00 in cash per common share to be paid to the holders (other than Brookfield Reinsurance and its affiliates) of Argo Group common shares pursuant to the merger agreement was fair from a financial point of view to such holders of Argo Group common shares. After discussion, and in light of the Argo Group’s board of directors’ review and consideration of the factors described under “— Argo Group’s Reasons for the Merger; Recommendation of the Argo Group Board of Directors,” the Argo Group board of directors unanimously (i) approved the merger, the merger agreement and the statutory merger agreement, (ii) determined that the terms of the merger agreement and the statutory merger are in the best interests of Argo Group, (iii) declared the advisability of the merger agreement, the statutory merger agreement and the merger and (iv) resolved to recommend approval of the merger, the merger agreement and the statutory merger agreement to Argo Group’s shareholders (subject to the right of the Argo Group board of directors to withdraw, modify or amend such recommendation or terminate the merger agreement in accordance with the terms of the merger agreement).
Following the conclusion of the meeting of the Argo Group board of directors on February 8, 2023, Argo Group and Brookfield Reinsurance entered into the merger agreement and issued a joint press release prior to the opening of trading markets announcing the transaction. In addition, Argo Group, Voce and Brookfield Reinsurance entered into the voting agreement.
On February 13, 2023, Mr. Plants informed Argo Group that he intended to step down from the Argo Group board of directors, effective immediately.
On February 15, 2023, following Mr. Plants’ resignation for the board of directors, the Argo Group board of directors determined to reduce the size of the board of directors from seven directors to six directors. The Argo Group board of directors also determined to dissolve the strategic review committee in light of the fact that the merger agreement had been executed.
Argo Group’s Reasons for the Merger and Recommendation of the Argo Group Board of Directors
The Argo Group board of directors unanimously (1) approved the merger agreement, the statutory merger agreement and the merger, (2) determined that the terms of the merger agreement and the statutory merger are in the best interests of Argo Group, (3) declared the advisability of the merger agreement, the statutory merger agreement and the merger and (4) resolved to recommend approval of the merger, the merger agreement and the statutory merger agreement to Argo Group’s shareholders (subject to the right of the Argo Group board of directors to withdraw, modify or amend such recommendation or terminate the merger agreement in accordance with the terms of the merger agreement).
For purposes of Section 106(2)(b)(i) of the Companies Act, the Argo Group board of directors determined that the fair value for (i) each common share to be $30.00, without interest and less any applicable withholding taxes and (ii) each preferred share (and the related depositary shares) to be the continuation of each such preferred share as a preferred share of Argo Group as the surviving company following the merger with all of its relative rights, terms and conditions remaining unchanged. In accordance with Section 106(2)(b)(ii) of the Companies Act, a dissenting shareholder is entitled to be paid the fair value of its shares.
Positive Factors Relating to the Merger
As described in the section of this proxy statement titled “The Merger — Background of the Merger” the Argo Group board of directors, prior to and in reaching its determination at its meeting on February 8, 2023 that the terms of the merger agreement and the statutory merger agreement are in the best interests of Argo Group, consulted with the strategic review committee, Argo Group’s management, financial advisors and outside legal counsel and considered a variety of potentially positive factors relating to the merger, including, but not limited to, the following:
Treatment of Common Shares
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The value to be received by the holders of common shares in the merger, including the fact that the cash consideration to be received represents a significant premium relative to the trading price of the common shares. The merger consideration of $30.00 per common share represented a premium of approximately 48.7% to the closing price of common shares on September 7, 2022, the last full trading day prior to Argo Group announcing the sale of Argo Underwriting Agency Limited and its Lloyd’s Syndicate 1200 and the continuation of its strategic alternatives review process, and a premium of 6.7% to the closing price of common shares on February 7, 2023, the last full trading day prior to the announcement of the transaction.

•
The fact that the merger consideration of $30.00 per common share is 0.90x Argo Group’s fully diluted book value per share and 1.02x Argo Group’s tangible book value per share, in each case for the third quarter of fiscal year 2022.

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The fact that Argo Group engaged in an extensive, publicly announced review of strategic alternatives during the nine month period between April 2022 and the time of entry into the merger agreement with Brookfield Reinsurance, which included outreach to over 80 interested parties, executing confidentiality agreements with 27 of such parties and engaging in significant discussions and receiving proposals from six of such parties, and that at the conclusion of such process no other party had expressed a willingness to make an offer in excess of the $30.00 per common share Brookfield Reinsurance has agreed to pay as described in the section of this proxy statement titled “The Merger — Background of the Merger.”
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The belief of the Argo Group board of directors that, as a result of the negotiations between the parties, the merger consideration of $30.00 per share was the highest price per share for the common shares that Brookfield Reinsurance was willing to pay at the time of those negotiations and following completion of its due diligence.

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The possibility that, if Argo Group did not enter into the merger agreement, it could take a considerable amount of time and involve a substantial amount of risk before the trading price of the common shares would reach and sustain the $30.00 per share value of the merger consideration, as adjusted for present value.

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The likelihood, based on the extensive strategic review process conducted by Argo Group, that there would be no other parties that would be willing to make an offer in excess of Brookfield Reinsurance’s offer of $30.00 per common share if Argo Group did not enter into the merger agreement.

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The fact that the merger consideration is to be paid entirely in cash, which will allow holders of common shares to realize, upon closing, a certainty of value in light of the risks and uncertainties inherent in Argo Group’s prospects and the market, economic and other risks that arise from owning an equity interest in a public company.

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The Argo Group board of directors’ understanding of the Argo Group’s business, operations, financial condition, earnings, prospects, competitive position and the nature of the industry in which the Argo Group competes, including the short and long term risks, uncertainties and challenges facing the Argo Group and such industry;

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The financial analyses reviewed and discussed with the Argo Group board of directors by representatives of Goldman Sachs as well as the opinion of Goldman Sachs to the Argo Group board of directors on February 8, 2023 that, as of such date, and based upon and subject to the various assumptions, qualifications and limitations set forth in its written opinion, the $30.00 in cash per common share to be paid to the holders (other than Brookfield Reinsurance and its affiliates) of Argo Group common shares pursuant to the merger agreement is fair from a financial point of view to such holders of Argo Group common shares.

Treatment of Preferred Shares
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The fact that holders of preferred shares will continue to own preferred shares of Argo Group as the surviving company following the merger and that the relative rights, terms and conditions of each such preferred share will remain unchanged.

Terms of the Merger Agreement
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The fact that the terms and conditions of the merger agreement, including, but not limited to, the representations, warranties and covenants of the parties and the conditions to closing, are reasonable.

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The belief of the Argo Group board of directors that the conditions to the consummation of the merger as set forth in the merger agreement are reasonable and customary, and the likelihood in the view of the Argo Group board of directors that the merger would be completed because of the limited nature of such conditions.

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The availability of appraisal rights to Argo Group shareholders who do not vote in favor of the merger proposal and who are not satisfied they have been offered fair value for their shares, which rights provide eligible shareholders with the opportunity to have the Bermuda Court appraise the fair value of their shares.

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The fact that the Argo Group board of directors is permitted to modify or withdraw its recommendation of the merger proposal in response to a material event or circumstance that was not known to, or was not reasonably foreseeable by, the Argo Group board of directors on February 8, 2023 if the Argo Group board of directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law, subject to the payment of a $37,183,000 termination fee if Brookfield Reinsurance terminates the merger agreement (see the section of this proxy statement titled “The Merger Agreement — No Solicitation of Takeover Proposals; Adverse Recommendation Change; Alternative Acquisition Agreement”).
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Other specific terms of the merger agreement permitting Argo Group to consider a “superior proposal” received after the date of the merger agreement and at any time prior to approval of the merger proposal by Argo Group’s shareholders, including:

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Argo Group’s ability, under certain circumstances, to consider and respond to an unsolicited bona fide proposal or engage in discussions or negotiations with the third party making such a proposal, in each case if the Argo Group board of directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that such “takeover proposal” either constitutes or would reasonably be expected to lead to a “superior proposal” (see the section of this proxy statement titled “The Merger Agreement — No Solicitation of Takeover Proposals; Adverse Recommendation Change; Alternative Acquisition Agreements”);

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The fact that the terms of the merger agreement provide that, under certain circumstances where a takeover proposal has been received, Argo Group is permitted to entertain such takeover proposal, and the Argo Group board of directors is permitted to:

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modify or withdraw its recommendation of the merger proposal in response to a superior proposal if the Argo Group board of directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law, subject to the payment of a $37,183,000 termination fee if Brookfield Reinsurance terminates the merger agreement; or

•
subject to the procedures set forth in the merger agreement, terminate the merger agreement to enter into an alternative acquisition agreement in respect of a superior proposal if the Argo Group board of directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law, subject to the payment of a $37,183,000 termination fee (see the section of this proxy statement titled “The Merger Agreement — No Solicitation of Takeover Proposals; Adverse Recommendation Change; Alternative Acquisition Agreements”).

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Argo Group’s ability to waive any standstill provision to allow a third party to make an alternative acquisition proposal to the Argo Group board of directors on a non-public basis if the Argo Group board of directors determines in good faith, after consultation with Argo Group’s outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.

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The belief of Argo Group’s board of directors, based on consultation with Argo Group’s financial advisors and outside legal counsel, that the $37,183,000 termination fee, which is approximately 3.5% of the estimated aggregate merger consideration payable in connection with the merger, would not preclude other parties from making an acquisition proposal for Argo Group.

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The absence of any financing condition or contingency for Brookfield Reinsurance to consummate the merger and pay the merger consideration.

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The fact that Voce, one of Argo Group’s largest shareholders holding approximately 9.5% of the outstanding common shares, entered into a voting agreement, pursuant to which, among other things, Voce agreed to vote all of its common shares owned as of the record date in favor of the merger proposal during the term of the voting agreement.

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The fact that Brookfield Reinsurance is a strong, well-capitalized company with ample resources to consummate the transaction.

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The high likelihood that Brookfield Reinsurance will proceed to consummate the merger without significant delay, given its regulatory sophistication, track record of obtaining regulatory approvals in similar transactions, financial resources and high credit rating.

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Brookfield Reinsurance’s commitment in the merger agreement to use its reasonable best efforts to consummate the merger (subject to the terms and conditions of the merger agreement).

Risk and Other Considerations of the Merger
In the course of its deliberations, the Argo Group board of directors, in consultation with the strategic review committee, Argo Group’s management, financial advisors and outside legal counsel, also considered a variety of risks and other potentially negative factors relating to the merger, including the following:
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The possibility that the merger might not be consummated, or that the consummation might be delayed.

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The risk of diverting management focus and resources from other strategic opportunities and operational matters while implementing the merger.

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That restrictions on the conduct of Argo Group’s business prior to consummation of the merger could delay or prevent Argo Group from undertaking business opportunities that arise pending consummation of the merger, which opportunities might be lost to Argo Group if the merger is not consummated.

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The potential negative effect of the pendency of the merger on Argo Group’s business and relationships with customers, vendors, business partners and employees, including the risk that key employees might not choose to remain employed with Argo Group prior to the consummation of the merger, regardless of whether or not the merger is consummated.

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The risk that Argo Group shareholders may not approve the merger proposal.

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The risk that governmental entities may oppose or refuse to approve the merger or impose conditions on Argo Group and Brookfield Reinsurance (or Brookfield or any of their respective affiliates) prior to approving the merger, which conditions may constitute a burdensome condition under the terms of the merger agreement that would excuse Brookfield Reinsurance from consummating the merger.

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The fact that the all-cash merger consideration, while providing certainty of value upon consummation, would not allow holders of common shares to participate in any future earnings growth of Argo Group or benefit from any future increase in its value.

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The fact that the merger agreement prohibits Argo Group from continuing to declare and pay regular quarterly cash dividends on the common shares.

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The risk that legal proceedings could be initiated against Argo Group in connection with the merger.

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The fact that some of Argo Group’s directors and executive officers may have interests in the merger that are different from, or in addition to their interests as shareholders of Argo Group (see the section of this proxy statement titled “The Merger — Interests of Argo Group’s Directors and Executive Officers in the Merger” for a more detailed discussion of these interests).

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The specific terms of the merger agreement that either individually or in combination, could discourage potential acquirors from making a competing bid to acquire Argo Group, including:

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The terms of the merger agreement placing certain limitations on the ability of Argo Group to solicit, encourage, initiate or take any action to knowingly facilitate the submission of any inquiry or the making of any proposal that constitutes, or would reasonably be expected to lead to, a takeover proposal or engage in or otherwise participate in any discussions or negotiations regarding, or furnish any material non-public information for the purposes of facilitating, a takeover proposal; and

•
The fact that Argo Group will be required to pay Brookfield Reinsurance a termination fee in connection with the merger if the merger agreement is terminated under certain circumstances, or which may become payable following a termination of the merger agreement in circumstances where no alternative transaction or superior proposal is ultimately consummated (which termination fee the Argo Group board of directors determined was reasonable and customary).
The foregoing discussion of the factors considered by the Argo Group board of directors is not intended to be exhaustive, but rather a summary of the material factors considered by the Argo Group board of directors. In reaching its decision to approve the merger agreement, including the merger and other transactions contemplated by the merger agreement, the Argo Group board of directors did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The Argo Group board of directors considered the various factors as a whole, including discussions with, and questioning of, the strategic review committee, Argo Group’s management, financial advisors and outside legal counsel, and overall considered the factors to be favorable to, and to support, its determination.
The foregoing discussion of the information and factors considered by the Argo Group board of directors is forward-looking in nature. This information should be read in light of the factors described under the section of this proxy statement titled “Cautionary Statement Concerning Forward-Looking Information.”
Opinion of Argo Group’s Financial Advisor
Goldman Sachs rendered its opinion to Argo Group’s board of directors that, as of February 8, 2023 and based upon and subject to the factors and assumptions set forth therein, the $30.00 in cash per common share to be paid to the holders (other than Brookfield Reinsurance and its affiliates) of common shares pursuant to the merger agreement was fair from a financial point of view to such holders of common shares.
The full text of the written opinion of Goldman Sachs, dated February 8, 2023, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided advisory services and its opinion for the information and assistance of Argo Group’s board of directors in connection with its consideration of the merger. Goldman Sachs’ opinion is not a recommendation as to how any holder of common shares should vote with respect to the merger or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
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the merger agreement;

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annual reports to shareholders and Annual Reports on Form 10-K and 10-K/A of Argo Group for the five years ended December 31, 2021;

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certain interim reports to shareholders and Quarterly Reports on Form 10-Q of Argo Group;

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certain other communications from Argo Group to its shareholders;

•
certain publicly available research analyst reports for Argo Group; and

•
certain internal financial analyses and forecasts for Argo Group prepared by its management, as approved for Goldman Sachs’ use by Argo Group, including the financial projections (as defined and more fully described in the section of this proxy statement titled “Certain Argo Group Prospective Financial Information”).

Goldman Sachs also held discussions with members of the senior management of Argo Group regarding their assessment of the past and current business operations, financial condition, and future prospects of Argo Group; reviewed the reported price and trading activity for the common shares; compared certain financial and stock market information for Argo Group with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the insurance industry; and performed such other studies and analyses, and considered such other factors, including Sections 2.06 and 6.01(a)(i) of the merger agreement, as Goldman Sachs deemed appropriate.
For purposes of rendering this opinion, Goldman Sachs, with Argo Group’s consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with Argo Group’s consent that the financial projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Argo Group. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of Argo Group or any of its subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs is not an actuary and Goldman Sachs’ services did not include any actuarial determination or evaluation by Goldman Sachs or any attempt to evaluate actuarial assumptions and Goldman Sachs relied on Argo Group’s actuaries with respect to reserve adequacy. In that regard, Goldman Sachs made no analysis of, and expressed no opinion as to, the adequacy of the loss and loss adjustments expenses reserves of Argo Group. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on the expected benefits of the merger in any way meaningful to its analysis. Goldman Sachs also assumed that the merger will be consummated on the terms set forth in the merger agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.
Goldman Sachs’ opinion does not address the underlying business decision of Argo Group to engage in the merger or the relative merits of the merger as compared to any strategic alternatives that may be available to Argo Group; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view, as of the date of the opinion, of the $30.00 in cash per common share to be paid to the holders (other than Brookfield Reinsurance and its affiliates) of common shares pursuant to the Agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the merger agreement or the merger or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the merger, including the fairness of the merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of Argo Group; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Argo Group, or class of such persons in connection with the merger, whether relative to the $30.00 in cash per common share to be paid to the holders (other than Brookfield Reinsurance and its affiliates) of common shares pursuant to the merger agreement or otherwise. Goldman Sachs’ opinion is necessarily based on economic, monetary, market and other condition as in effect on, and the information made available to Goldman Sachs as of, the date of its opinion and Goldman Sachs assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. In addition, Goldman Sachs does not express any opinion as to the prices at which the common shares will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on Argo Group, Brookfield Reinsurance or the merger, or as to the impact of the merger on the solvency or viability of Argo Group or Brookfield Reinsurance or the ability of Argo Group or Brookfield Reinsurance to pay their respective obligations when they come due. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.
The following is a summary of the material financial analyses delivered by Goldman Sachs to the board of directors of Argo Group in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. In connection with its opinion, Goldman Sachs considered, among other things, Sections 2.06 and 6.01(a)(i) of the merger agreement, pursuant to which Argo Group is prohibited from declaring or paying any dividends on the common shares at any time from the date of the merger agreement until the earlier of the closing of the merger and the termination of the merger agreement. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before February 6, 2023, and is not necessarily indicative of current market conditions.
Analysis of Implied Premiums
Goldman Sachs reviewed the historical trading prices for the common shares for the one-year period ending February 6, 2023. In addition, Goldman Sachs analyzed the consideration to be paid to holders of common shares pursuant to the merger agreement in relation to:

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$27.80, the closing price of the common shares on February 6, 2023 (which we refer to as the “Current Share Price”);

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$20.18, the closing price of the common shares on September 7, 2022, the last full trading day prior to Argo Group announcing the sale of Argo Underwriting Agency Limited and its Lloyd’s Syndicate 1200 and the continuation of its strategic alternatives review process (which we refer to as the “Share Price Prior to Continuation of Strategic Alternative Review”);

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$78.07, the all-time highest closing price of the common shares (which we refer to as the “All-time High Share Price”);

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$55.69, the highest closing trading price of the common shares for the 52-week period ended February 6, 2023 (which we refer to as the “52-Week High Price”);

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$19.25, the lowest closing trading price of the common shares for the 52-week period ended February 6, 2023 (which we refer to as the “52-Week Low Price”)

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$26.75, the volume weighted average price (which we refer to as the “VWAP”) of the common shares over the 30 trading-day period ended February 6, 2023 (which we refer to as the “30-Day VWAP”);

•
$24.52, the VWAP of the common shares over the 90 trading-day period ended February 6, 2023 (which we refer to as the “90-Day VWAP”).

This analysis indicated that the price per common share to be paid to the holders of common shares pursuant to the merger agreement represented:
Implied Premium Represented by $30.00 Per Common Share Merger Consideration
Reference Price Per Common Share
Current Share Price of $27.80	7.9%
Share Price Prior to Continuation of Strategic Alternative Review of $20.18	48.7%
All-time High Share Price of $78.07	(61.6)%
52-Week High Price of $55.69	(46.1)%
52-Week Low Price of $19.25	55.8%
30-Day VWAP of $26.75	12.2%
90-Day VWAP of $24.52	22.4%
Illustrative Dividend Discount Analysis
Using the financial projections, Goldman Sachs performed an illustrative dividend discount analysis on Argo Group to derive a range of illustrative values per common share for Argo Group’s fully diluted common shares. Goldman Sachs discounted the estimated capital return to shareholders (in the form of dividend streams and share repurchases, adjusting for stock based compensation, as reflected in the financial projections) from Argo Group for the period of the fourth quarter of 2022 through 2026, as reflected in the financial projections, and the range of terminal values to derive present values, as of September 30, 2022, for Argo Group. Goldman Sachs calculated a range of terminal values for Argo Group by applying P/BV multiples ranging from 0.60x to 1.10x to the projected book value per common share including accumulated other comprehensive income (which we refer to as the “AOCI”) of Argo Group in 2026 as reflected in the financial projections. These illustrative P/BV multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account, among other things, the current and historical observed P/BV multiples for Argo Group. Goldman Sachs used a range of discount rates from 8.50% to 10.25%, reflecting estimates of Argo Group’s cost of equity. Utilizing its professional judgment and experience, Goldman Sachs derived such estimated cost of equity by application of the Capital Asset Pricing Model (which we refer to as “CAPM”), which requires certain company-specific inputs, including a beta for Argo Group, as well as certain financial metrics for the United States financial markets generally. This analysis implied a value of $25.08 to $43.79 per common share as of September 30, 2022 (based on the implied total number of fully diluted common shares estimated to be outstanding as of February 3, 2023, of approximately 35.161 million shares, as provided by Argo Group’s management).
Illustrative Present Value of Future Share Price Analysis
Using the financial projections, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per common share. For this analysis, Goldman Sachs first calculated and implied a range of theoretical future values per common share as of December 31, 2023 through December 31, 2025, by applying illustrative P/BV multiples ranging from 0.60x to 1.10x to Argo Group’s projected book value per common share (including AOCI) as of December 31 of each such year included in the financial projections. These illustrative multiples were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical P/BV multiples for Argo Group. Goldman Sachs then discounted to present value as of September 30, 2022 both the theoretical range of future values per common share it derived for Argo Group (which ranged from $21.27 to $51.44 per common share) and the estimated dividends to be paid per common share through the end of the applicable period as reflected in the financial projections using a discount rate of 9.25%, reflecting an estimate of Argo Group’s cost of equity. Utilizing its professional judgment and experience, Goldman Sachs derived such estimated cost of equity by application of the CAPM, which requires certain company-specific inputs, including a beta for Argo Group, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $20.52 to $42.10 per common share.
Selected Transactions Analysis
Goldman Sachs analyzed certain information relating to the following eight selected transactions in the insurance industry since 2013. For each of the selected transactions, Goldman Sachs calculated and compared the equity value of the applicable target company based on the consideration paid in the transaction as a multiple of the target company’s book value (including AOCI) as reported or calculated using publicly available information for the most recent financial period reporting date prior to the announcement (which we refer to as the “P/BV multiples”) of the applicable transaction. While none of the companies that participated in the selected transactions are directly comparable to Argo Group, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of Argo Group’s results, market sizes and product profile.
The following table presents the results of this analysis:
Announced	Acquiror	Target	Equity Value ($mm)	P/BV
January 2021	TowerBrook Capital Partners; Further Global Capital Management	ProSight Global, Inc.	$586	0.96x
August 2020	Third Point Reinsurance Ltd.	Sirius International Insurance Group, Ltd.	788	0.52x
August 2018	Apollo Global Management, LLC	Aspen Insurance Holdings Limited	2,600	1.12x
August 2018	Hartford Financial Services Group, Inc.	The Navigators Group, Inc.	2,152	1.74x
May 2017	Intact Financial Corporation	OneBeacon Insurance Group, Ltd.	1,702	1.65x
December 2016	Liberty Mutual Insurance Co.	Ironshore Inc.	2,935	1.38x
May 2015	Fosun International Limited.	Ironshore Inc.	2,300	1.21x
June 2013	Fairfax Financial Holdings Limited	American Safety Insurance Holdings, Ltd.	306	0.91x
Based on the results of the foregoing P/BV multiples and Goldman Sachs’ professional judgment and experience, Goldman Sachs applied a reference range of price to book value (including AOCI) multiples of 0.52x to 1.74x (representing the low and high premium, respectively, of the implied price to book value multiples calculated for the transactions above) to (i) Argo Group’s book value (including AOCI) per common share (based on fully diluted common shares outstanding as of February 3, 2023, as provided by Argo Group’s management) for the period ending September 30, 2022 of $33.72 per common share to derive a range of implied values per common share of $17.48 to $58.79 and (ii) Argo Group’s estimated book value (including AOCI) per common share (based on the fully diluted common shares outstanding as of February 3, 2023, as provided by Argo Group’s management) for the period ending December 31, 2022 to derive a range of implied values per common share of $16.10 to $54.12.
General
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Argo Group or Brookfield Reinsurance or the contemplated transaction.
Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to Argo Group’s board of directors as to the fairness from a financial point of view of the holders (other than Brookfield Reinsurance and its affiliates) of common shares of the $30.00 in cash per common share to be paid to such holders pursuant to the merger agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Argo Group, Brookfield Reinsurance, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.
The merger consideration was determined through arm’s-length negotiations between Argo Group and Brookfield Reinsurance and was approved by Argo Group’s board of directors. Goldman Sachs provided advice to Argo Group during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to Argo Group or its board of directors or that any specific amount of consideration constituted the only appropriate consideration for the merger.
As described above, Goldman Sachs’ opinion to Argo Group’s board of directors was one of many factors taken into consideration by Argo Group’s board of directors in making its determination to approve the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B.
Goldman Sachs and its affiliates are engaged in advisory, underwriting, lending and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of Argo Group, Brookfield Reinsurance, any of their respective affiliates and third parties, including Brookfield Corporation (which we refer to as “BN”), a shareholder of Brookfield Reinsurance, and Voce, a significant shareholder of Argo Group, or any of their respective affiliates and, as applicable, portfolio companies or any currency or commodity that may be involved in the transaction contemplated by the merger agreement. Goldman Sachs acted as financial advisor to Argo Group in connection with, and participated in certain of the negotiations leading to, the transaction contemplated by the merger agreement. Goldman Sachs has provided certain financial advisory and/or underwriting services to Argo Group and its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor in connection with Argo Group’s divestiture of Argo Underwriting Agency Limited and its Lloyd’s Syndicate 1200 business in September 2022; and as Argo Group’s financial advisor in connection with responding to shareholder activism beginning in 2022. During the two-year period ended

February 8, 2023, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Argo Group and/or its affiliates of approximately $10.0 million. Goldman Sachs also has provided certain financial advisory and/or underwriting services to Brookfield Reinsurance and/or its affiliates and BN and its affiliates and portfolio companies, from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as a book runner in connection with an equity offering for SelectQuote, Inc., a portfolio company of BN, in March 2021; as a book runner in connection with a bond offering for Vistra Operations Company LLC, a subsidiary of Vistra Corp., a portfolio company of BN (which we refer to as “Vistra”), in May 2021; as a book runner with respect to a term loan facility and asset-based loan facility in connection with BN’s acquisition of DexKo Global Inc. in October 2021; as a book runner in connection with an offering of perpetual preferred units for Vistra, in October 2021; as lead book runner in connection with an offering of perpetual preferred units for Vistra in December 2021; as financial advisor to Brookfield Property Partners L.P., an affiliate of BN, in connection with the sale of Capital Automotive LLC, a portfolio company of BN, in February 2022; and as a book runner in connection with a bond offering for Sabine Pass Liquefaction, LLC, a portfolio company of BN, in November 2022. During the two-year period ended February 8, 2023, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to Brookfield Reinsurance and/or its affiliates and BN and/or its subsidiaries, of approximately $71 million. During the two-year period ended February 8, 2023, Goldman Sachs Investment Banking has not been engaged by Voce or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to Argo Group, Brookfield Reinsurance, Voce and their respective affiliates and BN and its affiliates and portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. Affiliates of Goldman Sachs also may have co-invested with BN, Voce and their respective affiliates from time to time and may have invested in limited partnership units or other securities, as applicable, of BN, Voce and/or their respective affiliates from time to time and may do so in the future.
The board of directors of Argo Group selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the merger. Pursuant to a letter agreement dated April 26, 2022, Argo Group engaged Goldman Sachs to act as its financial advisor in connection with the contemplated transaction. The engagement letter between Argo Group and Goldman Sachs provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $10.5 million, all of which is contingent upon consummation of the merger. In addition, Argo Group has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Certain Argo Group Prospective Financial Information
Argo Group management does not as a matter of course make public projections as to future performance or earnings and is especially cautious of making projections due to the significant unpredictability inherent in its businesses. However, certain financial projections were prepared by Argo Group’s management and provided to and approved for use by, Goldman Sachs, a financial advisor to the Argo Group board of directors, in connection with its evaluation of the merger (which we refer to as the “financial projections”). The financial projections were not developed for the purposes of providing earnings guidance. In addition, Argo Group provided the financial projections to certain interested parties in connection with their evaluation of a potential transaction with Argo Group, including Brookfield Reinsurance.
The financial projections each represent only one scenario in a wide range of potential outcomes. While presented with numeric specificity, the financial projections reflect numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to Argo Group’s business, all of which are inherently uncertain and difficult to predict and many of which are beyond Argo Group’s control. The financial projections are subjective in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. The financial projections may also be affected by Argo Group’s ability to achieve strategic goals, objectives and targets over the applicable periods. As such, the financial projections constitute forward-looking information and are subject to risks and uncertainties, including the various risks set forth in the sections of this proxy statement titled “Cautionary Statements Concerning Forward-Looking Information” and in Argo Group’s most recent reports on Form 10-K for the fiscal year ended December 31, 2022 and Form 10-Q for the three months ended September 30, 2022, and other documents of Argo Group on file with or furnished to the SEC. Argo Group shareholders should read such sections of this proxy statement and such reports filed with the SEC for additional information regarding the risks inherent in forward-looking information such as the financial projections. The financial projections cover multiple years and such information by its nature becomes less reliable with each successive year.
The financial projections were not prepared with a view toward public disclosure, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, but, in view of Argo Group’s management, were prepared on a reasonable basis. However, this information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the prospective financial projections. Argo Group’s independent registered public accounting firm for the fiscal year ended December 31, 2022, KPMG LLP, has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the financial projections included below and, accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect thereto. The KPMG LLP report, incorporated by reference in Item 15 of Argo Group’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2022, relates to Argo Group’s previously issued financial statements and does not extend to the prospective financial information and should not be read to do so. Furthermore, the financial projections do not take into account any circumstances or events occurring after the date they were prepared.
Certain of the financial projections set forth herein were not prepared in accordance with generally accepted accounting principles (which we refer to as “non-GAAP”) financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with generally accepted accounting principles (which we refer to as “GAAP”), and non-GAAP financial measures as used in the financial projections may not be comparable to similarly titled amounts used by other companies or persons. Financial measures provided to a financial advisor are excluded from the definition of non-GAAP financial measures and therefore, are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Accordingly, Argo Group has not provided a reconciliation of the financial measures included in the financial projections which have been provided to Goldman Sachs for purposes of preparing its financial analyses and opinions.
The information about the financial projections set forth below do not give effect to the merger and none of the financial projections take into account the effect of any failure of the merger to be consummated.
You are strongly cautioned not to place undue reliance on the financial projections set forth below. The inclusion of the financial projections in this proxy statement should not be regarded as an indication that any of Argo Group, Brookfield Reinsurance or their affiliates, advisors or representatives considered or consider the financial projections to be predictive of actual future events, and the financial projections should not be relied upon as such. None of Argo Group, Brookfield Reinsurance or their respective affiliates, advisors or representatives can give any assurance that actual results will not materially differ from the financial projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the financial projections to reflect circumstances existing after the date such financial projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the financial projections are shown to be in error. None of Argo Group, Brookfield Reinsurance or their respective affiliates, advisors or representatives makes any representation to any other person regarding the financial projections. The financial projections are not being included in this proxy statement to influence a shareholder’s decision regarding how to vote on any given proposal, but because the financial projections were provided to Goldman Sachs, and, at the direction of Argo Group, used by Goldman Sachs in its financial analysis, they are accordingly disclosed in this proxy statement. The financial projections are for illustrative purposes and should not be considered an indication of what Argo Group may do in the future.

The following is a summary of the financial projections (expressed in millions of U.S. dollars):(1)
	2022 Estimate	2023 Plan	2024 Projection	2025 Projection	2026 Projection
Gross Written Premium	$2,848.1	$2,190.2	$2,264.8	$2,349.0	$2,432.8
Net Written Premium	1,743.0	1,416.6	1,477.0	1,544.2	1,611.9
Earned Premium	1,742.0	1,404.5	1,454.3	1,514.5	1,574.7
Loss and LAE Incurred	1,166.9	849.2	879.8	910.8	942.2
Underwriting Expenses	670.5	490.7	496.0	509.5	523.4
Underwriting Gain/(Loss)	$(95.4)	$64.6	$78.6	$94.1	$109.0
Net Investment Income	129.8	131.6	142.1	157.2	172.1
Interest Expense	(25.8)	(30.3)	(20.0)	(20.0)	(20.0)
Net Income/(Loss) Available to Common Shareholders	$(186.3)	$112.2	$138.6	$163.4	$187.5
Operating Income/(Loss) Available to Common Shareholders(2)	$(2.5)	$117.1	$138.6	$163.4	$187.5
Underwriting Ratios
Combined Ratio	105.5%	95.4%	94.6%	93.8%	93.1%
Financial Metrics
Earnings Per Share – Operating Income	$(0.07)	$3.30	$3.91	$4.70	$5.54
Common Shareholders’ Equity – Beginning of Period	1,591.2	1,088.3	1,248.2	1,411.4	1,576.7
Common Shareholders’ Equity – End of Period	1,088.3	1,248.2	1,411.4	1,576.7	1,703.6
Average Common Shareholders’ Equity	1.339.8	1,168.3	1,329.8	1,494.1	1,640.1
Return on Average Common Equity − Operating	-0.2%	10.0%	10.4%	10.9%	11.4%
Book Value Per Common Share	$31.04	$35.45	$40.72	$46.76	$51.65

(1)
Projections assume (i) common share dividend of $0.31 per quarter ($1.24 per year) will be maintained and (ii) common share repurchase of $25 million in 2024 at $35.00 per share (approximately 15% discount to projected book value per share) and common share repurchases of $50 million in each subsequent year at approximately 100% of projected book value per share.

(2)
Operating income assumes an effective tax rate of 19% for 2022 through 2026.

Financing
The transaction is not subject to a financing condition or contingency. Brookfield Reinsurance has informed us that it has the financial resources to complete the merger and it expects to use existing cash on hand and liquidity available to Brookfield Reinsurance to fund the aggregate merger consideration.
Effective Time of Merger
The closing is expected to take place in the second half of 2023, although there can be no assurance that the parties will be able to do so. The closing will occur on the fourth business day following the satisfaction or waiver of all the closing conditions set forth in the merger agreement (described in the section of this proxy statement titled “The Merger Agreement — Closing; Effective Time”) (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions) or such other date and time as Argo Group and Brookfield Reinsurance may agree in writing.
The merger will become effective upon the issuance of the certificate of merger by the Bermuda Registrar of Companies and at the time and date shown on such certificate of merger.

Interests of Argo Group’s Directors and Executive Officers in the Merger
Argo Group’s executive officers and directors may have interests in the merger that may be different from, or in addition to, those of Argo Group shareholders generally. The Argo Group board of directors was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and negotiating the merger agreement, in approving the merger agreement and the merger and in recommending that the merger agreement be approved by the shareholders of Argo Group. These interests are described and quantified in detail in the narrative and tables below and in the section of this proxy statement titled “Merger — Related Compensation for Argo Group Named Executive Officers.”
Argo Group’s current executive officers are as follows:
Name	Position
Thomas A. Bradley	Chief Executive Officer
Scott Kirk*	Chief Financial Officer
Susan B. Comparato*	Chief Administrative Officer
Allison D. Kiene*	General Counsel and Secretary
Jessica Snyder	President, U.S. Insurance

*
These individuals were each a “named executive officer” for purposes of the Annual Report on Form 10-K for fiscal year ended December 31, 2021, filed by Argo Group on April 29, 2022.

Also included in the below discussion are the following former executive officers of Argo Group:
Kevin J. Rehnberg, the former Chief Executive Officer, was a “named executive officer” for purposes of the Annual Report on Form 10-K for fiscal year ended December 31, 2021, filed by Argo Group on April 29, 2022. Mr. Rehnberg ended his employment relationship with and ceased serving on the board of directors of the Argo Group effective June 23, 2022, as previously disclosed on the Current Report on Form 8-K, filed by Argo Group on June 23, 2022.
Andrew Borst, the Interim President of International Operations, was a “named executive officer” for purposes of the Annual Report on Form 10-K for fiscal year ended December 31, 2021, filed by Argo Group on April 29, 2022. Mr. Borst resigned from Argo Group effective April 1, 2022.
Argo Group’s current non-employee directors are as follows:
Name
Bernard C. Bailey
Dymphna A. Lehane
Samuel G. Liss
Carol A. McFate
Al-Noor Ramji
Also included in the below discussion are the following former non-employee directors of Argo Group:
Anthony P. Latham was a non-employee director for purposes of the Annual Report on Form 10-K for fiscal year ended December 31, 2021, filed by Argo Group on April 29, 2022. Mr. Latham ceased serving on the board of directors of Argo Group effective December 15, 2022.
Fred R. Donner was a non-employee director for purposes of the Annual Report on Form 10-K for fiscal year ended December 31, 2021, filed by Argo Group on April 29, 2022. Mr. Donner ceased serving on the board of directors of Argo Group effective December 15, 2022.
J. Daniel Plants was appointed on August 4, 2022 as a non-employee director of the board of directors of Argo Group. Mr. Plants ceased serving on the board of directors of Argo Group effective February 13, 2023.

Certain Assumptions
Except as otherwise specifically noted, for purposes of quantifying the potential payments and benefits described in this section, the following assumptions, as well as those described in the footnotes to the tables set forth below and in the section of this proxy statement titled “Merger-Related Compensation for Argo Group Named Executive Officers, were used:
•
The effective time is July 31, 2023, which is the assumed date of the closing of the merger solely for purposes of the disclosure in this section (which we refer to as the “assumed effective time”), and the date that the effective time actually occurs will likely be different than the assumed effective time;

•
The relevant price per share of Argo Group common stock is $30.00, which is the amount that each holder of common shares of Argo Group will be entitled to receive with respect to each such common share;

•
The completion of the merger constitutes a change in control, change in control or term of similar meaning for purposes of all Argo Group plans and agreements described below;

•
Each executive officer experiences a qualifying termination of employment (i.e., a termination of employment without “cause” or a resignation for “good reason”, as such terms are defined in the relevant plans and agreements) at or immediately following the assumed effective time; and

•
No director or executive officer receives any additional equity grants or other awards on or prior to the assumed effective time.

As the amounts indicated below are estimates based on multiple assumptions that may or may not actually occur or be accurate as of the date referenced, the actual amounts, if any, that may be paid or become payable may materially differ from the amounts set forth below.
Treatment of Outstanding Argo Group Restricted Share Awards
Pursuant to the terms of the merger agreement, at the effective time of the merger, each Argo Group restricted share outstanding immediately prior to the effective time of the merger will (i) become fully vested, in the case of a time-based vesting Argo Group restricted share, or become vested at an assumed level of performance, in the case of a performance-based vesting Argo Group restricted share, based on the following: (a) if the effective time occurs prior to half-way through the applicable performance period, then the number of Argo Group common shares in respect of such performance-based vesting Argo Group restricted share shall be based on the applicable performance goals being deemed to have been satisfied at the target level and (b) if the effective time occurs on or after half-way through the applicable performance period, then the number of Argo Group common shares in respect of such performance-based vesting Argo Group restricted share shall be based on the projected actual level of performance through the end of the applicable performance period, as determined by the Argo Group board of directors in accordance with the terms of Argo Group share plans prior to the date of the effective time taking into account performance through the date of such determination (but, if the Argo Group board of directors determines in good faith that the projected actual level of performance is not reasonably determinable, the number of Argo Group common shares in respect of such performance-based vesting Argo Group restricted share will be based on the target level), and (ii) be canceled and converted into solely the right to receive an amount in cash, without interest, equal to the sum of (x) the merger consideration of $30.00 and (y) the value of any dividends accrued in respect of such Argo Group restricted share that remain unpaid as of immediately prior to the effective time of the merger, less any required withholding taxes.
Treatment of Outstanding Argo Group Cash Awards
Each award under any Argo Group share plan that is denominated in cash and was granted prior to January 1, 2023 (each, an “Argo Group cash award”) and is outstanding immediately prior to the effective time of the merger will not vest upon the effective time, and instead will continue following the effective time of the merger in accordance with the terms in effect for such Argo Group cash award. If Argo Group terminates the Argo Group cash award holder’s employment without cause (as defined in the 2019 Omnibus Incentive Plan) or, if applicable, such holder resigns for good reason (as defined in the holder’s employment agreement or in a severance plan in which the holder is eligible to participate) within 24 months following the effective time of the merger, such Argo Group cash award will vest and be settled following the holder’s termination of employment.
Treatment of Outstanding Argo Group SAR Awards
Pursuant to the terms of the merger agreement, at the effective time of the merger, each share appreciation right in respect of Argo Group each Argo Group SAR outstanding immediately prior to the effective time of the merger, whether vested or unvested, will be deemed to be fully vested and will be canceled and converted into solely the right to receive a lump-sum amount in cash, without interest, equal to the product of (i) the excess, if any of (a) the merger consideration of $30.00, over (b) the per share exercise price of such Argo Group SAR, multiplied by (ii) the total number of Argo Group common shares subject to such Argo Group SAR immediately prior to the effective time of the merger, less any required withholding taxes.
Value to Executive Officers in Respect of Argo Group Awards
Based on the assumptions described above under “— Certain Assumptions,” and those described in the footnotes to the table below, the table below sets forth the number of Argo Group restricted shares, Argo Group cash awards and Argo Group SARs (collectively, the “Argo Group awards”) held by Argo Group executive officers as of the date of this proxy statement, and the value that the executive officers can expect to receive for such unvested Argo Group awards at the assumed effective time based on the per share merger consideration of $30.00 (in the case of unvested Argo Group restricted shares and Argo Group SARs). Depending on when the merger is completed, certain Argo Group awards that are now unvested and included in the table below may vest or be forfeited pursuant to their terms, independent of the merger.
	Restricted Shares		Cash Awards	SARs
Name Executive Officers(1)	Number(2) (#)	Value(3) ($)	Value ($)	Number (#)	Value(4) ($)
Thomas A. Bradley	—	—	—	135,000	$0
Scott Kirk	23,910	$717,300	—	—	—
Susan B. Comparato	6,767	$203,010	$12,281	—	—
Allison D. Kiene	7,174	$215,220	—	—	—
Jessica Snyder	17,712	$531,360	—	—	—

(1)
Messrs. Rehnberg and Borst no longer hold outstanding Argo Group awards.

(2)
The amounts in this column include both time-vesting and performance-vesting Argo Group restricted shares. Based on an assumed effective time that occurs on or after half-way through the applicable performance period in respect of the performance-vesting Argo Group restricted shares, the number of performance-based vesting Argo Group restricted shares included in this column is based on an assumed projected actual level of performance for the open performance periods as of the assumed effective time, as summarized below:

(i)   Three-year average Return on Common Equity (“ROCE”) at 21%; and
(ii)   Three-year compound annual growth rate of Tangible Book Value Per Share (“TBVPS”) at 0%.
(3)
The amounts in this column reflect the aggregate value of each executive officer’s outstanding Argo Group restricted shares as of the assumed effective time, which is equal to the product obtained by multiplying the number of such restricted shares by the merger consideration of $30.00. For purposes of the values reported in this column, dividends which have been accrued and unpaid in respect of the outstanding Argo Group restricted shares as of immediately prior to the assumed effective time have not been included.

(4)
The $43.80 exercise price of the Argo Group SARs is in excess of the merger consideration, so such Argo Group SARs will be cancelled for no consideration at the assumed effective time.

Value to Directors in Respect of Argo Group Awards
As of the date of this proxy statement, each current non-employee director of Argo Group holds 2,266 Argo Group restricted shares that are scheduled to vest on May 5, 2023. Based on the per share merger consideration of $30.00, the value of the restricted shares held by each director is $67,980. Messrs. Latham, Donner and Plants no longer hold outstanding Argo Group restricted shares. Pursuant to the Argo Group director compensation program, Argo Group may grant its annual equity awards with a grant date fair value of $95,000 to Argo Group’s non-employee directors in May of 2023 and pursuant to the terms of the merger agreement, this award will be granted in cash in lieu of equity. Depending on when the merger is completed, this cash award may vest or be forfeited pursuant to their terms in accordance with the Argo Group director compensation program, independent of the merger.
Strategic Review Committee Compensation
Except for Mr. Bradley, each of Messrs. Bailey, Donner and Plants and Ms. Lehane received compensation in the amount of $1,000 for his or her attendance at each formal meeting of the strategic review committee and reimbursement of reasonable expenses incurred in connection with his or her service on the strategic review committee. From the date of the strategic review committee’s formation on June 1, 2022 to its dissolution on February 15, 2023, the strategic review committee convened for formal meetings 13 times. Messrs. Bradley and Bailey and Ms. Lehane were present for each of these meetings. Mr. Donner was present for each of these meetings, except for the last formal meeting of the strategic review committee, which took place on December 12, 2022, immediately prior to his resignation from the board of directors of Argo Group on December 15, 2022, for a total of 12 meetings. Mr. Plants was present for each formal meeting of the strategic review committee from the date of his appointment to the strategic review committee on August 4, 2022 for a total of 9 meetings.
Treatment of Purchase Rights under the ESPP
Mses. Comparato, Kiene and Snyder, together with other eligible employees, participate in the ESPP, pursuant to which Argo Group common shares may be purchased, up to a maximum of $25,000 per calendar year offering, at a price per share that is 85% of the lower of the fair market value of an Argo Group common share on the first day of the applicable offering period or the last day of the applicable offering period. Pursuant to the terms of the merger agreement, prior to the effective time of the merger, (i) the final purchase period under the ESPP will be terminated no later than four business days prior to the date on which the effective time of the merger occurs; (ii) any pro rata adjustments that may be necessary to reflect the final purchase period will be made, but the final purchase period will otherwise be treated as a fully effective and completed purchase period for all purposes pursuant to the ESPP; and (iii) the exercise (as of no later than four business days prior to the date on which the effective time occurs) of each outstanding purchase right pursuant to the ESPP will occur. The executive officers that currently participate in the ESPP will not be permitted to increase the percentage of their payroll deduction elections from those in effect as of February 8, 2023, and no additional executive officers will be permitted to commence participation in the ESPP from and after February 8, 2023.
Annual Bonus
Pursuant to the terms of the merger agreement, in respect of Argo Group’s calendar year in which the effective time occurs, each Argo Group executive officer who is employed as of immediately prior to the effective time (except for Mr. Bradley) will be eligible to receive an annual bonus in the normal course, subject to the executive officer’s continued employment through the regularly scheduled payment date. Each such executive officer also will be eligible to receive an annual bonus for Argo Group’s calendar year in which the effective time occurs in an amount no less than the amount equal to the product obtained by multiplying (i) the executive officer’s full bonus entitlement for Argo Group’s calendar year in which the effective time occurs, based on the actual level of performance as determined by the Argo Group board of directors prior to the closing, taking into account performance through the date of such determination, by (ii) a fraction, the numerator of which equals the number of days that have elapsed from January 1 of such calendar year in which the effective time occurs through the closing and the denominator of which equals 365. The target annual bonus for calendar year 2023 for each executive officer (except for Mr. Bradley) is as follows: $700,000 for Mr. Kirk, $375,000 for Ms. Comparato, $525,000 for Ms. Kiene and $700,000 for Ms. Snyder.
CEO Transaction Bonus
Argo Group and Mr. Bradley entered into a transaction bonus agreement on March 3, 2023, pursuant to which Mr. Bradley is eligible to receive a cash bonus opportunity of $1.2 million (which we refer to as the “transaction bonus”), subject to his continued employment through the effective time of the merger and contingent upon the consummation of the merger. The transaction bonus will be paid no later than the second payroll date following the effective time of the merger, subject to the foregoing conditions.
Potential Severance Payments Upon a Qualifying Termination Following the Effective Time — ESP
Argo Group maintains the Executive Severance Plan (which we refer to as the “ESP”). Each current executive officer is eligible to participate in the ESP, except for Mr. Bradley. The ESP provides that, in the event that within 24 months following a change in control (as defined in the ESP), (i) the executive officer’s employment is terminated without “cause” (as defined in the ESP) or (ii) the executive officer resigns with “good reason” (as defined in the ESP), then the executive officer will be entitled to the following severance payments and benefits, subject to the executive officer’s execution and non-revocation of a release of claims, and continued compliance with applicable restrictive covenants (as described below):
•
A cash amount equal to 1.50 times the sum of the executive officer’s (i) annual base salary and (ii) target annual bonus;

•
an amount equal to the executive officer’s target annual bonus, pro-rated through the date of employment termination;

•
for U.S. executive officers only, COBRA health care continuation coverage for 18 months following a change in control; and

•
reimbursement of any legal fees incurred by the executive officer in a good faith dispute to enforce rights under the ESP, or in connection with any tax audit or proceeding regarding the imposition of any “golden parachute” excise tax (as discussed below).

The closing of the merger will constitute a change in control for purposes of the ESP. If any payments and benefits to be paid or provided to an executive officer, whether pursuant to the terms of the ESP or otherwise, would be subject to “golden parachute” excise taxes under the Internal Revenue Code of 1986, as amended (which we refer to as the “Code”), the payments and benefits will be reduced to the extent necessary to avoid such excise taxes, but only if such a reduction of pay or benefits would result in a greater after-tax benefit to the executive officer. Each executive officer is subject to post-termination restrictive covenant provisions pursuant to the terms of the ESP, including perpetual confidentiality and non-disparagement covenants, and 18-month non-competition and employee and customer non-solicitation covenants.
Based on the assumptions described above under “— Certain Assumptions”, the table below sets forth the estimated value of the severance payments and benefits that the executive officers of Argo Group (except for Mr. Bradley) would be eligible to receive under the ESP. The estimated amounts below do not attempt to quantify any reductions in order to avoid any applicable “golden parachute” excise taxes under the Code, or any legal fees that could be incurred by an executive officer in connection with a dispute to enforce rights under the ESP or any tax audit or proceeding regarding the imposition of any “golden parachute” excise tax.
Name Executive Officers(1)	Cash Severance ($)	Prorated Annual Target Bonus ($)(2)	Health, Medical, Dental Benefits ($)
Scott Kirk	$2,100,000	$406,575	—
Susan B. Comparato	$1,312,500	$217,808	$36,000
Allison D. Kiene	$1,837,500	$304,932	$36,000
Jessica Snyder	$2,100,000	$406,575	$36,000

(1)
Messrs. Rehnberg and Borst are no longer employed with the Argo Group and not eligible for benefits under the ESP.

(2)
The amounts shown in this column represent a pro-rated annual target bonus for the year of termination, calculated based on each executive officer’s actual days of employment from January 1, 2023, through the assumed effective time.

2023 Long-Term Incentive Cash Awards
Pursuant to the terms of the merger agreement, the executive officers (except for Mr. Bradley) are eligible to receive a grant of a fixed long-term cash award under the Argo Group share plans in March of 2023 in lieu of an annual equity award that will vest in equal installments over four years, subject to the executive officer’s continued employment through each vesting date (which we refer to as the “2023 LTI cash awards”). The 2023 LTI cash awards will vest in full if, within 24 months following the effective time, the executive officer’s employment is terminated without “cause” (as defined in the ESP) or the executive officer resigns for “good reason” (as defined in the ESP). The award agreements for the 2023 LTI cash awards will include certain post-termination restrictive covenant provisions, including a perpetual confidentiality covenant, and 12‑month employee and customer non-solicitation covenants.
The amount of the 2023 LTI cash award for each executive officer (except for Mr. Bradley) is as follows: $700,000 for Mr. Kirk, $250,000 for Ms. Comparato, $300,000 for Ms. Kiene and $700,000 for Ms. Snyder. As a condition to receiving a 2023 LTI cash award, each executive officer will be required to execute an acknowledgement in which the executive officer agrees that “good reason,” for purposes of all Argo Group arrangements in which the executive officer is eligible to participate, will not be triggered by or as a result of the closing of the transactions contemplated by the merger agreement and Argo Group ceasing to be a standalone public company or the executive officer ceasing to be an executive officer of a standalone public company (which we refer to as the “good reason acknowledgement”). As of the date of this proxy statement, Ms. Snyder is the only executive officer to execute the good reason acknowledgement. Mr. Kirk and Mses. Comparato and Kiene have not executed the good reason acknowledgement and accordingly are not currently eligible to receive a 2023 LTI cash award, but the executive officer may elect to execute the good reason acknowledgement by no later than March 31, 2023.
Compensation Arrangements with Brookfield Reinsurance
As of the date of this proxy statement, none of Argo Group’s executive officers have entered into any definitive agreement with Brookfield Reinsurance or any of its affiliates regarding continued employment with Brookfield Reinsurance, the surviving company or one or more of their affiliates. Prior to, or following the effective time of the merger, however, some or all of Argo Group’s executive officers may discuss or enter into definitive agreements (which will take effect at or after the effective time of the merger) with Brookfield Reinsurance regarding employment with, or the right to receive compensation and benefits from, Brookfield Reinsurance or one or more of its affiliates (including the surviving company). In addition, pursuant to the merger agreement, as described under “The Merger Agreement — Employee Matters,” Brookfield Reinsurance has agreed that it will provide, or will cause the surviving company to provide, during the continuation period (as defined below), certain levels of compensation and benefits to Argo Group employees (as defined below) who are employed by Ago Group immediately prior to the effective time.
Indemnification and Insurance
The merger agreement provides for certain indemnification arrangements for Argo Group’s current officers and directors and the continuation of certain insurance arrangements for Argo Group’s current officers and directors for six years after the effective time.
Merger-Related Compensation for Argo Group Named Executive Officers
The table below sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each named executive officer of Argo Group that is based on or otherwise relates to the merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section we use such term to describe the merger-related compensation payable to the named executive officers of Argo Group. The merger-related compensation payable to these individuals is the subject of an advisory (non-binding) vote of Argo Group’s stockholders, as described below in the section of this proxy statement titled “Proposal 2 — Approval of the Compensation Advisory Proposal.”
The amounts shown in the table below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including an assumed effective time (solely for purposes of this disclosure) of July 31, 2023, and the other assumptions described below and above in the section of this proxy statement titled “Interests of Argo Group’s Directors and Executive Officers in the Merger — Certain Assumptions,” and in the footnotes to the table, and do not reflect certain compensation actions that may occur before completion of the merger. As a result, the actual amounts, if any, to be received by an Argo Group named executive officer may materially differ from the amounts set forth below. Accordingly, for purposes of calculating such amounts, the following assumptions were used:
•
Each named executive officer of Argo Group experiences a qualifying termination of employment (i.e., a termination of employment without “cause” or for “good reason” as such terms are defined in the ESP) immediately following the assumed effective time of July 31, 2023; and

•
No named executive officer receives any additional equity grants or other awards on or prior to the effective time.

Golden Parachute Compensation
Name	Cash ($)(4)	Equity ($)(5)	Perquisites/ Benefits ($)(6)	Total ($)(7)
Thomas A. Bradley(1)	$1,200,000	—	—	$1,200,000
Scott Kirk	$3,206,575	$717,300	—	$3,923,875
Susan B. Comparato	$1,792,589	$203,010	$36,000	$2,031,599
Allison D. Kiene	$2,442,432	$215,220	$36,000	$2,693,652
Kevin J. Rehnberg(2)	—	—	—	—
Andrew M. Borst(3)	—	—	—	—

(1)
Although Mr. Bradley was not a “named executive officer” for purposes of the Annual Report on Form 10-K for fiscal year ended December 31, 2021, filed by Argo Group on April 29, 2022, he was appointed Chief Executive Officer (principal executive officer) of Argo Group effective June 23, 2022, as reported in the Current Report on Form 8-K, filed by Argo Group on June 23, 2022, and therefore is a “named executive officer” of Argo Group as of the date of this proxy statement pursuant to the applicable SEC disclosure rules.

(2)
Mr. Rehnberg ended his employment relationship with Argo Group effective June 23, 2022. He is no longer eligible for additional severance benefits pursuant to his employment agreement or under the ESP and no longer holds outstanding Argo Group awards.

(3)
Mr. Borst resigned from Argo Group effective April 1, 2022. He is no longer eligible for additional severance benefits under the ESP and no longer holds outstanding Argo Group awards.

(4)
The amounts in this column represent the estimated cash payments set forth in the table below. The amounts shown in the table for Mr. Kirk and Mses. Comparato and Kiene are “double-trigger” and will not be payable unless the named executive officer’s employment is terminated by the employer without cause or by the named executive officer for good reason within 24 months following the closing of the merger. In addition, the receipt of such cash payments (except for Ms. Comparato’s Argo Group cash award) is conditioned on the named executive officer’s execution and non-revocation of a release of claims, and continued compliance with any applicable restrictive covenants. The amount in the table for Mr. Bradley is “single trigger” and represents the transaction bonus that he is eligible to receive, subject to his continued employment through the effective time of the merger and contingent upon the consummation of the merger, as discussed above in the section of this proxy statement titled “CEO Transaction Bonus.”

Name	Base Salary Severance ($)(a)	Annual Target Bonus Severance ($)(b)	Prorated Annual Target Bonus ($)(c)	Cash Awards ($)(d)	2023 LTI Cash Awards ($)(e)	Total ($)
Thomas A. Bradley	—	—	—	$1,200,000	—	$1,200,000
Scott Kirk	$1,050,000	$1,050,000	$406,575	—	$700,000	$3,206,575
Susan B. Comparato	$750,000	$562,500	$217,808	$12,281	$250,000	$1,792,589
Allison D. Kiene	$1,050,000	$787,500	$304,932	—	$300,000	$2,442,432

(a)
The amounts in this column represent a cash severance amount equal to 1.50 times the named executive officer’s base salary pursuant to the ESP.

(b)
The amounts in this column represent a cash severance amount equal to 1.50 times the named executive officer’s target annual bonus pursuant to the ESP.

(c)
The amounts in this column represent a cash severance amount equal to the named executive officer’s prorated annual target bonus for the year of termination, calculated through the assumed effective time, pursuant to the ESP.

(d)
The amounts in this column represent the value of Ms. Comparato’s Argo Group cash award and Mr. Bradley’s transaction bonus.

(e)
The amounts in this column reflect a long-term cash award to be granted to each named executive officer in March of 2023, subject to the named executive officer executing a good reason acknowledgement, as discussed above in the section of this proxy statement titled “2023 Long-Term Incentive Cash Awards.” As of the date of this proxy statement, no named executive officer has executed the good reason acknowledgement and accordingly is not currently eligible receive a 2023 LTI cash award. However, the named executive officer may execute the good reason acknowledgement no later than March 31, 2023, and be eligible to receive a 2023 LTI cash award in the amounts described above. Accordingly, the amounts of the 2023 LTI cash awards are being included in this table solely for purposes of providing fulsome disclosure of amounts potentially received by each named executive officer.

(5)
The amounts in this column represent the value of the Argo Group restricted shares held by the named executive officers that will become fully vested (or vested at an assumed level of performance, in the case of a performance-based vesting Argo Group restricted share) and be cashed out at the assumed effective time based on the per share merger consideration of $30.00. The amounts shown in the table below are “single trigger” and are payable solely in connection with the closing of the merger. The following table quantifies the Argo restricted shares reported in this column:

Name	Restricted Share Awards
	Number(a) (#)	Value ($)
Thomas A. Bradley	—	—
Scott Kirk	23,910	$717,300
Susan B. Comparato	6,767	$203,010
Allison D. Kiene	7,174	$215,220

(a)
The amounts in this column include both time-vesting and performance-vesting Argo Group restricted shares. Based on an assumed effective time that occurs on or after half-way through the applicable performance period in respect of the performance-vesting Argo Group restricted shares, the number of performance-based vesting Argo Group restricted shares included in this column is based on an assumed projected actual level of performance for the open performance periods as of the assumed effective time, as summarized below:

i.
Three-year average ROCE at 21%; and

ii.
Three-year compound annual growth rate of TBVPS at 0%.

(6)
The amounts in this column represent the total cost to Argo Group of the continued medical, dental and vision benefits provided pursuant to the ESP for 18 months following the assumed effective time. The amounts shown in this column are “double-trigger” and will not be payable unless the named executive officer’s employment is terminated by the employer without cause or by the named executive officer for good reason within 24 months following the closing of the merger. In addition, the receipt of such benefits is conditioned on the named executive officer’s execution and non-revocation of a release of claims, and continued compliance with any applicable restrictive covenants.

(7)
The total amounts do not reflect any reductions to “parachute payments” as defined by Code Section 280G in order to avoid any applicable excise tax thereunder, as discussed above in the section of this proxy statement titled “Potential Severance Payments Upon a Qualifying Termination Following the Effective Time — ESP.” A definitive analysis of the need, if any, for such reductions will depend on the actual date of the effective time, the date of termination (if any) of the named executive officer and certain other assumptions used in the applicable calculations

Dividends, Distributions and Share Repurchases
Argo Group customarily pays a quarterly cash dividend on the common shares. Under the terms of the merger agreement, prior to the effective time, Argo Group is not permitted to declare and pay any dividends on its common shares.
Under the terms of the merger agreement, Argo group is permitted to declare and pay periodic cash dividends not to exceed $437.50 per preferred share.
Regulatory Clearances Required for the Merger
Each of the parties has agreed, subject to the terms and the conditions of the merger agreement, to use its reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other parties in doing, all things necessary, proper or advisable to cause the conditions to the closing to be satisfied as promptly as reasonably practicable and to consummate and make effective the merger and the transactions contemplated by the merger agreement and the statutory merger agreement in the most expeditious manner reasonably practicable.
Notwithstanding the foregoing, Brookfield Reinsurance will not be obligated by a governmental authority in connection with obtaining a required regulatory approval to take or refrain from taking or to agree to it, its subsidiaries or Argo Group or its subsidiaries taking or refraining from taking any action (including any amendment, waiver or termination of any agreement, including the merger agreement) or to suffer to exist any limitation, action, restriction, condition or requirement which (individually or together with all such other limitations, actions, restrictions, conditions or requirements) would, or would reasonably be expected to:
•
impose any requirement on Brookfield Corporation, Brookfield Asset Management Ltd. and their respective affiliates (which we refer to collectively as “Brookfield”), or on Brookfield Reinsurance or any of its affiliates, to make, or commit to make, any material capital contribution or enter into or issue any material capital guarantee or material keepwell;

•
impose any requirement on Brookfield or any of its affiliates to sell, license, assign, transfer, divest, hold separate or otherwise dispose of, before or after the closing, any assets or businesses;

•
impose any requirement on Brookfield Reinsurance or any of its subsidiaries to sell, license, assign, transfer, divest, hold separate or otherwise dispose of, before or after the closing, any assets or businesses that are material to Brookfield Reinsurance and its subsidiaries, taken as a whole;

•
impose any limitation, action, restriction, condition or requirement on Brookfield or any of its affiliates, investment funds, permanent capital vehicles, or other collective investment vehicles or portfolio companies of the foregoing;

•
impose any limitation, action, restriction, condition or requirement on Brookfield Reinsurance or any of its subsidiaries that is material to Brookfield Reinsurance and its subsidiaries, taken as a whole; or

•
impose any limitation, action, restriction, condition or requirement on the business or operations of Argo Group or any of its subsidiaries following the closing that is material and adverse to Argo Group and its subsidiaries, taken as a whole (as described in the section of this proxy statement titled “The Merger Agreement — Efforts to Complete the Merger”).
HSR Act
Under the HSR Act, Argo Group and Brookfield Reinsurance cannot consummate the merger until Argo Group and Brookfield Reinsurance have notified the Department of Justice’s Antitrust Division (which we refer to as the “Antitrust Division”) and the Federal Trade Commission (which we refer to as the “FTC”) of the merger and furnished them with certain information and materials relating to the merger and the applicable waiting period has terminated or expired. The termination or expiration of the waiting period means the parties have satisfied the regulatory requirements under the HSR Act. Argo Group and Brookfield Reinsurance filed the required notifications with the Antitrust Division and the FTC on March 8, 2023.
Insurance and Other Regulatory Matters
The insurance laws and regulations of all 50 U.S. states and the District of Columbia generally require that before the acquisition of control of an insurance company, either through the acquisition of or merger with the insurance company or a holding company of that insurance company, the acquiring party must obtain approval from the insurance regulator of the insurance company’s state of domicile. In addition, under the laws of certain states, an acquirer must obtain the approval of the state’s insurance regulator to acquire control of an insurance company that is commercially domiciled in that state.
Applications or notifications in connection with the merger or the changes in control of various subsidiaries of Argo Group and Brookfield Reinsurance that may be deemed to occur as a result of the merger have been filed, pursuant to the merger agreement, with various U.S. state regulatory authorities, including the Illinois Department of Insurance, New York State Department of Financial Services, Ohio Department of Insurance, Pennsylvania Insurance Department and Commonwealth of Virginia State Corporation Commission.
Applications for approval or notifications to certain non-U.S. regulatory authorities have been filed with the Bermuda Monetary Authority and the Italian Istituto per la vigilanza sulle assicurazioni.
Although Argo Group and Brookfield Reinsurance do not expect these regulatory authorities to raise any significant concerns in connection with their review of the merger, there is no assurance that Argo Group and Brookfield Reinsurance will obtain all required regulatory approvals on a timely basis, if at all, or that these approvals will not include a restriction, limitation or condition that would trigger a burdensome condition, which, in such case, would excuse Brookfield Reinsurance from closing the transactions contemplated by the merger agreement and consummating the merger.
Other than the approvals and notifications described above, neither Argo Group nor Brookfield Reinsurance is aware of any material regulatory approvals required to be obtained, or waiting periods required to expire, after the making of a filing. If the parties discover that other approvals or filings and waiting periods are necessary, they will seek to obtain or comply with them, although, as is the case with the regulatory approvals described above, there can be no assurance that they will be obtained on a timely basis, if at all.
Payment of Merger Consideration and Surrender of Share Certificates
Paying Agent
Prior to the closing date, Brookfield Reinsurance will designate a paying agent reasonably acceptable to Argo Group for the payment and delivery of the aggregate merger consideration. At or prior to the effective time, Brookfield Reinsurance will deposit or cause to be deposited with the paying agent cash in an amount sufficient to pay the aggregate merger consideration.
Payment Process
As soon as practicable, but in no event later than three business days after, the effective time, the surviving company or Brookfield Reinsurance will cause the paying agent to mail a letter of transmittal (in a form subject to Argo Group’s reasonable approval) to each holder of a share certificate that immediately prior to the effective time evidenced common shares, as well as instructions regarding the procedures by which holders of share certificates may receive the merger consideration. Upon the completion of such applicable procedures and the surrender of such holder’s share certificates (or an affidavit of loss in lieu thereof) that immediately prior to the effective time represented common shares or without any action by holders of book-entry shares that immediately prior to the effective time represented common shares, the paying agent will deliver to the holder the merger consideration that the holder is entitled to receive and the share certificates or book-entry shares will be canceled immediately. No interest will be paid or accrue on the merger consideration.
Unregistered Transferees
If any merger consideration is to be paid to a person or entity other than the person or entity in whose name the surrendered Argo Group certificate is registered, it will be a condition to the payment of such merger consideration to such transferee that the surrendered certificate be properly endorsed or will otherwise be in proper form for transfer and the transferee will have paid any transfer and other required taxes has been paid or is not applicable.
Withholding
Brookfield Reinsurance, Merger Sub, the surviving company or the paying agent, as applicable, will be entitled to deduct and withhold from the amounts otherwise payable pursuant to the merger agreement such amounts as are required to be deducted and withheld with respect to the making of payments under any provision of applicable tax law. Amounts so withheld and paid over to the appropriate governmental authority will be treated for all purposes of the merger agreement as having been paid to the person in respect of which such deduction and withholding was made.
Delisting and Deregistration of Argo Group Shares
If the merger is completed, the common shares will be delisted from the NYSE and deregistered under the Exchange Act.
At the effective time, each preferred share issued and outstanding immediately prior to the effective time will continue as a preferred share of Argo Group as the surviving company following the merger and the relative rights, terms and conditions of each such preferred share will remain unchanged. The depositary shares (representing interests in such preferred shares) will remain listed on the NYSE and registered by Argo Group under the Exchange Act immediately after the merger. Brookfield Reinsurance may decide, following the merger, to delist the depositary shares from the NYSE, to deregister such depositary shares under the Exchange Act or to take other action with respect to the depositary shares and preferred shares.
Dissenters’ Rights of Appraisal for Argo Group Shareholders
Any dissenting shareholder who did not vote in favor of the merger proposal and who is not satisfied that it has been offered fair value for its common shares may, within one month of the giving of the notice calling the special general meeting, apply to the Bermuda Court to appraise the fair value of its common shares or preferred shares.
FOR THE AVOIDANCE OF DOUBT, A FAILURE OF A DISSENTING SHAREHOLDER TO AFFIRMATIVELY VOTE AGAINST THE MERGER PROPOSAL WILL NOT CONSTITUTE A WAIVER OF ITS RIGHT TO HAVE THE FAIR VALUE OF ITS COMMON SHARES OR PREFERRED SHARES APPRAISED, PROVIDED THAT SUCH SHAREHOLDER DOES NOT VOTE IN FAVOR OF THE MERGER PROPOSAL.
Where the Bermuda Court has appraised the fair value of any common shares or preferred shares and the merger has been consummated prior to the appraisal (as is anticipated) then, within one month of the Bermuda Court appraising the value of the common shares or the preferred shares, as applicable, if the value received by any dissenting shareholder for its common shares or preferred shares, as applicable, is less than the value of its common shares or preferred shares, as applicable, as appraised by the Bermuda Court, the surviving company is required to pay to such dissenting shareholder the difference between the value received and the value appraised by the Bermuda Court.

There is no right of appeal from an appraisal by the Bermuda Court. The costs of any application to the Bermuda Court to appraise the fair value of the common shares or the preferred shares will be at the discretion of the Bermuda Court.
See the section of this proxy titled “Appraisal Rights” for more information.

THE MERGER AGREEMENT
The following describes the material provisions of the merger agreement, a copy of which is included as Annex A to this proxy statement and incorporated by reference herein. The summary of the material provisions of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. Argo Group encourages you to read carefully the merger agreement in its entirety before making any decisions regarding the merger as it is the legal document governing the merger.
The merger agreement and this summary of its terms have been included to provide you with information regarding the terms of the merger agreement and is not intended to provide any factual information about Argo Group or Brookfield Reinsurance. Factual disclosures about Argo Group or Brookfield Reinsurance contained in this proxy statement or Argo Group’s public reports filed with the SEC may supplement, update or modify the factual disclosures about Argo Group or Brookfield Reinsurance contained in the merger agreement and described in the summary. The representations, warranties and covenants made in the merger agreement by Argo Group, Brookfield Reinsurance and Merger Sub are qualified and subject to important limitations agreed to by Argo Group, Brookfield Reinsurance and Merger Sub in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purpose of allocating risk between the parties to the merger agreement, rather than establishing matters as facts, and may be subject to subsequent waiver or modification. The representations and warranties may also be subject to a contractual standard of materiality that may be different from that generally relevant to shareholders or applicable to reports and documents filed with the SEC, and in some cases are qualified by confidential disclosures that were made by each party to the other, which disclosures are not reflected in the merger agreement or otherwise publicly disclosed. The representations and warranties in the merger agreement will not survive the completion of the merger. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the merger agreement and subsequent developments or new information qualifying a representation or warranty may have been included or incorporated by reference into this proxy statement. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement. See the section of this proxy statement titled “Where You Can Find More Information.”
The Merger
Subject to the terms and conditions of the merger agreement and the statutory merger agreement, and pursuant to the applicable provisions of the Companies Act, at the effective time, Merger Sub will merge with and into Argo Group, the separate corporate existence of Merger Sub will cease and Argo Group will survive the merger as an indirect wholly-owned subsidiary of Brookfield Reinsurance.
Effects of the Merger
The merger agreement provides that, at the effective time, each common share issued and outstanding immediately prior to the effective time (other than any common share that is owned by Argo Group as treasury shares, by wholly-owned subsidiaries of Argo Group or by Argo Group or Brookfield Reinsurance, Merger Sub or wholly-owned subsidiaries of Argo Group or Brookfield Reinsurance or any common share that is subject to an Argo Group equity award) will be converted into the right to receive $30.00 in cash, without interest and less any required withholding tax. All such common shares will no longer be issued and outstanding and will be canceled and cease to exist and each holder of a certificate previously evidencing any common shares or uncertificated common shares represented by book-entry will cease to have any rights with respect to those shares, except the right to receive the merger consideration.
At the effective time, Brookfield Reinsurance will become the sole owner of Argo Group’s common shares. Therefore, current Argo Group common shareholders will cease to have direct or indirect ownership interests in Argo Group or rights as Argo Group common shareholders, will not participate in any future earnings or growth of Argo Group, will not benefit from any appreciation in value of Argo Group and will not bear the future risks of Argo Group’s operations.

At the effective time, each preferred share issued and outstanding immediately prior to the effective time will continue as a preferred share of Argo Group as the surviving company following the merger and the relative rights, terms and conditions of each such preferred share will remain unchanged.
Following completion of the merger, Argo Group’s common shares will be delisted from the NYSE and deregistered under the Exchange Act. As a result, there will be no public market for Argo Group’s common shares. This will make certain provisions of the Exchange Act, such as the requirement of furnishing a proxy or information statement in connection with shareholders’ meetings, no longer applicable to Argo Group. After the effective time, Argo Group will also no longer be required to file periodic reports with the SEC on account of Argo Group’s common shares. However, Argo Group will continue to make securities filings with respect to its publicly-held preferred shares to the extent such filings are required under SEC regulations following the completion of the merger. Argo Group may decide, following the merger, to delist the depositary shares from the NYSE, to deregister such depositary shares under the Exchange Act or to take other action with respect to the depositary shares and preferred shares.
The directors of Merger Sub immediately prior to the effective time will be the initial directors of Argo Group as the surviving company until their earlier death, resignation or removal or until their respective successors are duly elected or appointed and qualified. The officers of Argo Group immediately prior to the effective time will be the initial officers of Argo Group as the surviving company until their earlier death, resignation or removal or until their respective successors are duly appointed and qualified.
At the effective time, the memorandum of association and Bye-Laws of Argo Group as the surviving company will be amended and, with respect to the Bye-Laws, restated in substantially the form of the memorandum of association and Bye-Laws of Merger Sub as in effect immediately prior to the effective time, except that the name of the surviving company will remain as Argo Group International Holdings, Ltd., until thereafter changed or amended as provided therein or pursuant to applicable law (subject to the indemnification obligations provided in the merger agreement).
Closing; Effective Time
The closing will occur on the fourth business day following the satisfaction or waiver of the closing conditions set forth in the merger agreement (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions) or at such other date and time as Argo Group and Brookfield Reinsurance may agree in writing. See the section of this proxy statement titled “The Merger Agreement — Conditions to Completion of the Merger” for further discussion on the conditions to the closing.
Conditions to Completion of the Merger
Mutual Conditions
The obligations of Argo Group, Brookfield Reinsurance and Merger Sub to effect the merger are subject to the satisfaction (or waiver by the parties, if permissible under applicable law) of the following conditions:
•
the merger proposal having been approved by Argo Group’s shareholders;

•
any waiting period (or extension thereof) applicable to the transactions contemplated by the merger agreement and the statutory merger agreement under the HSR Act having been terminated or having expired and the consents of, or declarations, notifications or filings with, and the other terminations or expirations of waiting periods required from, certain governmental authorities (see the section of this proxy statement titled “The Merger — Regulatory Clearances Required for the Merger” for more information on the consents of, or declarations, notifications or filings with, and the other terminations or expirations of waiting periods required from, these governmental authorities) having occurred or been obtained and being in full force and effect; and

•
there being in effect no injunction, judgment or ruling, enacted, promulgated, issued, entered, amended or enforced by any governmental authority of competent jurisdiction enjoining, restraining or otherwise making illegal, preventing or prohibiting the consummation of the merger.

Brookfield Reinsurance and Merger Sub Conditions
Brookfield Reinsurance’s and Merger Sub’s obligations to effect the merger are subject to the satisfaction (or waiver by Brookfield Reinsurance and Merger Sub, if permissible under applicable law) of the following additional conditions:
•
the representations and warranties of Argo Group relating to (i) the capitalization of Argo Group and (ii) there having been no event or condition that has had, or would be reasonably expected to have, a company material adverse effect from December 31, 2021 through February 8, 2023 being true and correct in all respects (except for de minimis inaccuracies) as of February 8, 2023 and as of the closing date as though made as of the closing date;

•
the representations and warranties of Argo Group relating to (i) outstanding and future issuances with respect to equity, indebtedness or other interests in Argo Group, (ii) the power and authority of Argo Group to execute, deliver and perform the merger agreement and the statutory merger agreement, (iii) the due authorization by Argo Group of the merger agreement and the statutory merger agreement, (iv) the enforceability of the merger agreement against Argo Group, (v) the approval of the Argo Group board of directors of the merger, the merger agreement and the statutory merger agreement, (vi) the fees and expenses payable to any brokers and advisors of Argo Group, (vii) the requirements under Bermuda law and Argo Group’s Bye-Laws to approve the merger proposal and (viii) the applicability of any anti-takeover law to Argo Group with respect to the merger agreement being true and correct in all material respects (without regard to any materiality qualifiers specified therein) as of February 8, 2023 and as of the closing date as though made as of the closing date (except to the extent expressly made as of an earlier date, in which case as of such date);

•
the representations and warranties of Argo Group, other than the ones set out in the two bullet points above, being true and correct (disregarding all qualifications or limitations as to “materiality,” “company material adverse effect” and words of similar import set forth therein, with certain exceptions in respect of material contracts) as of February 8, 2023 and as of the closing date as though made as of the closing date (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a company material adverse effect;

•
Argo Group having performed or complied in all material respects with the obligations and agreements required to be performed or complied with by it under the merger agreement at or prior to the closing;

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Argo Group having delivered to Brookfield Reinsurance a certificate signed on behalf of Argo Group by an executive officer of Argo Group certifying that the conditions above have been satisfied;

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since February 8, 2023, no company material adverse effect having occurred; and

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no burdensome condition having been imposed.

Argo Group Conditions
Argo Group’s obligations to effect the merger are subject to the satisfaction (or waiver by Argo Group, if permissible under applicable law) of the following additional conditions:
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the representations and warranties of Brookfield Reinsurance and Merger Sub relating to (i) the power and authority of Brookfield Reinsurance and Merger Sub to execute, deliver and perform the merger agreement and the statutory merger agreement, (ii) the due authorization by Brookfield Reinsurance and Merger Sub of the merger agreement and the statutory merger agreement, (iii) the enforceability of the merger agreement against Brookfield Reinsurance and Merger Sub, (iv) the approval by the Brookfield Reinsurance board of directors of the merger agreement and the merger, (v) the absence of a required vote of the holders of any class or series of capital stock of Brookfield Reinsurance to approve the merger agreement, the statutory merger or the merger, (vi) arrangements among Brookfield Reinsurance, Merger Sub, Argo Group and certain of their respective affiliates and shareholders, as applicable, in respect of receiving the same merger consideration and the certain other agreements that relate to the transactions contemplated by the merger agreement and (vii) the fees and expenses payable to any brokers and advisors of Brookfield Reinsurance and Merger Sub being true and correct in all material respects as of February 8, 2023 and as of the closing date as though made as of the closing date (except to the extent expressly made as of an earlier date, in which case as of such date);
•
the representations and warranties of Brookfield Reinsurance and Merger Sub (other than the representations and warranties described in the first bullet above), disregarding all qualification or limitations as to “materiality,” “parent material adverse effect” or similar effect, being true and correct as of February 8, 2023 and as of the closing date as though made on the closing date (except to the extent expressly made as of an earlier date, in which case as of such date), except for such failures to be true and correct would not, individually or in the aggregate, reasonably be expected to have a “parent material adverse effect” (a description of which is summarized below);

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Brookfield Reinsurance and Merger Sub having performed or complied in all material respects with the obligations and agreements required to be performed or complied with by them under the merger agreement at or prior to the closing; and

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Brookfield Reinsurance and Merger Sub having delivered to Argo Group a certificate signed on behalf of Brookfield Reinsurance by an executive officer of Brookfield Reinsurance certifying that the conditions above have been satisfied.

Company Material Adverse Effect
For the purposes of the merger agreement, a “company material adverse effect” will be deemed to occur if any effect, change, event, circumstance or development that, individually or in the aggregate with all other effects, changes, events, circumstances, developments or states of facts, has or would reasonably be expected to have a material adverse effect on the business, assets, results of operations or condition (financial or otherwise) of Argo Group and its subsidiaries taken as a whole. However, when determining whether a company material adverse effect has occurred, none of the following, or any effect, change, event, circumstance or development arising out of, or resulting from, the following, constitute or will be taken into account, individually or in the aggregate, in determining whether a company material adverse effect has occurred or may occur (except as expressly noted below):
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effects, changes or events generally affecting the insurance, reinsurance or risk management industries in the geographic regions or product markets in which Argo Group and its subsidiaries operate or underwrite insurance or reinsurance or manage risk;

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general economic or regulatory, legislative or political conditions or securities, credit, financial or other capital markets conditions in any jurisdiction;

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any failure, in and of itself, by Argo Group to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (although the effect, change, event, circumstance or development giving rise or contributing to such failure that are not otherwise excluded pursuant to another clause of the definition of company material adverse effect may be deemed to constitute or be taken into account in determining whether there has been or would be reasonably be expected to be a company material adverse effect);

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geopolitical conditions, the outbreak or escalation of hostilities, any acts of war (whether or not declared) (including with respect to the Russian Federation and Ukraine or any matter arising therefrom), sabotage, terrorism (including cyber-terrorism), man-made disaster, epidemics, pandemics or disease outbreaks (including COVID-19 or any COVID-19 measures) or any escalation or worsening of any of the foregoing;

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any volcano, tsunami, hurricane, tornado, windstorm, flood, earthquake, wildfire or other natural disaster or any conditions resulting from such natural disasters (including increases in liabilities under or in connection with insurance or reinsurance contracts to which Argo Group or any of its subsidiaries is a party arising from such a natural disaster);

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the negotiation, execution and delivery of the merger agreement or the public announcement, pendency or performance of the transactions contemplated by the merger agreement, including the impact thereof on the relationships of Argo Group or any of its subsidiaries with employees, customers, insureds, cedants, policyholders, brokers, agents, financing sources, business partners, service providers, governmental authorities or reinsurance providers, and including any legal or administrative proceedings, suits, investigations, arbitrations or actions with respect to the transactions contemplated by the merger agreement;
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any change or announcement of a potential changes, in and of itself, in Argo Group’s or any of its subsidiaries’ credit, financial strength or claims paying ratings or the ratings of any of Argo Group’s or its subsidiaries’ businesses (although the effect, change, event, circumstance or development giving rise or contributing to such ratings that are not otherwise excluded pursuant to another clause of the definition of company material adverse effect may be deemed to constitute or be taken into account in determining whether there has been or would be reasonably be expected to be a company material adverse effect);

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any change, in and of itself, in the market price, ratings or trading volume of Argo Group’s or any of its subsidiaries’ securities (although the effect, change, event, circumstance or development giving rise or contributing to such change that are not otherwise excluded pursuant to another clause of the definition of company material adverse effect may be deemed to constitute or be taken into account in determining whether there has been or would be reasonably be expected to be a company material adverse effect);

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any change in applicable laws (including COVID-19 measures), GAAP (or interpretation or enforcement thereof) or in applicable statutory accounting principles (or interpretation or enforcement thereof), including accounting and financial reporting pronouncements by the SEC, the National Association of Insurance Commissioners, any insurance regulator and the Financial Accounting Standards Board or rating agency methodology (although this will not prevent or otherwise affect a determination that the actual consequences of an action taken or an omission by Argo Group or any of its subsidiaries that resulted in a failure to comply with applicable law is, or contributed to, a material adverse effect);

•
any action required to be taken by Argo Group or a subsidiary of Argo Group’s pursuant to the terms of the merger agreement; or

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any failure of Argo Group or any of its subsidiaries to take an action prohibited by the terms of the merger agreement, but only if Brookfield Reinsurance has refused, after a timely request by Argo Group, to provide a waiver of the applicable prohibition in the merger agreement.

Certain effects, changes, events, circumstances or developments listed in each of the first, second, fourth, fifth and ninth bullets above may be taken into account in determining whether a company material adverse effect has occurred, but only to the extent any such effect, change or event has a disproportionate adverse effect on Argo Group and its subsidiaries, taken as a whole, relative to other participants engaged primarily in the insurance or reinsurance or risk management industries in the geographic regions or product markets in which Argo Group and its subsidiaries operate or underwrite insurance or reinsurance or manage risk. In such case, only the incremental disproportionate effect or effects may be taken into account when determining whether a company material adverse effect has occurred.
Parent Material Adverse Effect
For the purposes of the merger agreement, a “parent material adverse effect” will be deemed to occur if any effect, change, event, circumstance or development would, or would reasonably be expected to, individually or in the aggregate, prevent or materially delay, interfere with, hinder or impair (i) the consummation by Brookfield Reinsurance or Merger Sub of any of the transactions contemplated by the merger agreement on a timely basis or (ii) the compliance by Brookfield Reinsurance or Merger Sub with its obligations under the merger agreement.
Efforts to Obtain Required Shareholder Approvals
Unless the merger agreement has been earlier terminated, including pursuant to Argo Group’s right to terminate the merger agreement to enter into an alternative acquisition agreement (see the section of this proxy statement titled “The Merger Agreement — No Solicitation of Takeover Proposals; Adverse Recommendation Change; Alternative Acquisition Agreements” below), Argo Group has agreed to hold a special general meeting of its shareholders and to use its reasonable best efforts to solicit proxies from its shareholders in favor of the requisite approval of Argo Group shareholders for the merger proposal. Argo Group has also agreed to not change the record date for the special general meeting of its shareholders without the prior written consent of Brookfield Reinsurance.
No Solicitation of Takeover Proposals; Adverse Recommendation Change; Alternative Acquisition Agreements
No Solicitation of Takeover Proposals
Argo Group is prohibited from taking certain actions, summarized in detail below, relating to takeover proposals. In this proxy statement, and in the merger agreement, a “takeover proposal” means any inquiry, proposal or offer from any person other than Brookfield Reinsurance and its subsidiaries, relating to a:
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acquisition (including any reinsurance or retrocession transaction that has similar risk transfer effects) that if consummated would result in any person or group owning 20% or more of the consolidated assets, reserves, revenues or net income of Argo Group and its subsidiaries;

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acquisition of Argo Group common shares representing 20% or more of the outstanding common shares;

•
tender offer or exchange offer that, if consummated, would result in any person or group having beneficial ownership of common shares representing 20% or more of the outstanding common shares;

•
merger, amalgamation, consolidation, share exchange, share purchase, business combination, recapitalization, liquidation, dissolution or similar transaction involving Argo Group or any of its subsidiaries pursuant to which such person or group (or the shareholders of any person) would acquire, directly or indirectly, 20% or more of the aggregate voting power of Argo Group or of the surviving entity in such transaction or the resulting direct or indirect parent of Argo Group or such surviving entity; or

•
combination of the foregoing, in each case, other than the transactions contemplated by the merger agreement and the statutory merger agreement.

Any transaction meeting the above conditions, whether effected in a single transaction or through a series of related transactions, or directly or indirectly, is a “takeover proposal.”
Specifically, Argo Group has agreed that it will, and will cause each of its subsidiaries, and its and their respective directors, officers and employees to, use its reasonable best efforts to cause its other representatives to immediately cease any solicitation, encouragement, discussions or negotiations of or with any persons that may be ongoing on or prior to February 8, 2023 with respect to any takeover proposal.
Argo Group has also agreed that, from February 8, 2023, until earlier of the closing date and the date on which the merger agreement is terminated in accordance with its terms, it will, and will cause each of its subsidiaries and its and their respective directors, officers and employees to, and will use its reasonable best efforts to cause its other representatives to, not, directly or indirectly:
•
solicit, encourage, initiate or take any action to knowingly facilitate the submission of any inquiry or the making of any proposal, in each case, that constitutes, or would reasonably be expected to lead to, a takeover proposal;

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engage in or otherwise participate in any discussions or negotiations regarding, or furnish to any other person any material non-public information for the purpose of facilitating, a takeover proposal; or

•
approve or recommend, make any public statement approving or recommending, or enter into any letter of intent, agreement or agreement in principle that constitutes or would reasonably be expected to lead to a takeover proposal.

Argo Group has further agreed that it will, to the extent not previously done so prior to February 8, 2023, promptly deliver a request to each person that has previously executed a confidentiality agreement with Argo Group during the 12 month period prior to February 8, 2023 in connection with considering or making a takeover proposal to promptly return to Argo Group or destroy all non-public information previously furnished or made available to such person or any of its representatives by or on behalf of Argo Group or representatives of Argo Group or any of its subsidiaries and immediately terminate all physical and electronic dataroom access previously granted to such persons or their representatives.
Argo Group is permitted to waive any standstill provision to allow any person to make a takeover proposal to the Argo Group board of directors on a non-public basis if the Argo Group board of directors determines in good faith, after consultation with Argo Group’s outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with the director’s fiduciary duties under applicable law.
The non-solicitation obligations summarized above do not prohibit Argo Group or its representatives from contacting a person that has made a takeover proposal delivered to Argo Group prior to the date Argo Group shareholders approve the merger proposal that did not result from a breach by Argo Group of such non-solicitation provisions to clarify the terms and conditions of such takeover proposal or to request that any takeover proposal made orally be made in writing.
If the Argo Group board of directors has determined in good faith, after consultation with Argo Group’s financial advisors and outside legal counsel, that such takeover proposal constitutes or would reasonably be expected to lead to a superior proposal, then Argo Group and its representatives may (i) enter into a confidentiality agreement with and furnish information (including non-public information) about Argo Group and its subsidiaries to the person or group of persons making the takeover proposal, and (ii) subsequently engage in or otherwise participate in discussions or negotiations with the person or group of persons making such takeover proposal. In no event may Argo Group or any of its subsidiaries or any of their respective representatives reimburse or pay, or agree to reimburse or pay, the fees, costs or expenses of, or provide or agree to provide any compensation to, any person or group of persons (or any of its or their representatives or potential financing sources) making a takeover proposal in connection with any of the foregoing.
If Argo Group enters into a confidentiality agreement and furnishes information (including non-public information) to a person or group of persons making a takeover proposal, the merger agreement requires Argo Group to simultaneously provide to Brookfield Reinsurance any information with respect to Argo Group and its subsidiaries that is provided to any person to the extent access to such information was not previously provided to Brookfield Reinsurance and its representatives.
Argo Group has agreed to promptly, and in any event within 24 hours, notify Brookfield Reinsurance upon receipt of any takeover proposal. Argo Group has also agreed to promptly disclose to Brookfield Reinsurance the material terms and conditions of such takeover proposal (including, if applicable, copies of any written requests, proposals or offers, including proposed agreements) and the identity of the person or group of persons making such takeover proposal. Finally, Argo Group has agreed to keep Brookfield Reinsurance reasonably informed on a prompt basis of any material developments with respect to such takeover proposal (including any material changes thereto).
Adverse Recommendation Change; Termination of the Merger Agreement to Enter into an Alternative Acquisition Agreement
Except as described below, Argo Group has agreed that its board of directors and any committee of its board of directors will not:
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withdraw or withhold its recommendation that the Argo Group shareholders approve the merger proposal;

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modify, qualify or amend such recommendation in a manner adverse to Brookfield Reinsurance;

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fail to include such recommendation in this proxy statement;

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approve, adopt or publicly endorse or recommend any takeover proposal or refrain from recommending against any takeover proposal that is a tender offer or exchange offer within 10 business days following the commencement of such offer (or such fewer number of business days as remain prior to the special general meeting as it may be adjourned or postponed); or

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fail to publicly reaffirm such recommendation within 10 business days of receiving a written request made by Brookfield Reinsurance to make such public reaffirmation following the receipt by Argo Group of a takeover proposal (or, if the special general meeting is scheduled to be held within

10 business days of such request, within five business days of such request and in any event, prior to the date of the special general meeting) (other than in the case of a takeover proposal in the form of a tender offer or exchange offer) that has not been withdrawn, except that Brookfield Reinsurance may make any such request only once in any 10 day period and only once for each such takeover proposal and once for each material amendment to such takeover proposal.
If Argo Group takes any of the above actions it will be deemed an “adverse recommendation change” and this proxy statement generally refers to any of such actions as an “adverse recommendation change.”
In addition, except as described below, Argo Group has agreed that its board of directors will not authorize, cause or permit Argo Group or any of its subsidiaries to execute or enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, amalgamation agreement or other similar agreement related to any takeover proposal, other than a confidentiality agreement with the person or persons making the takeover proposal.
However, prior to the date Argo Group shareholders approve the merger proposal, in response to a superior proposal, the Argo Group board of directors may make an adverse recommendation change or cause Argo Group to terminate the merger agreement and enter into an alternative acquisition agreement and terminate the merger agreement if:
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the Argo Group board of directors has determined in good faith, after consultation with its financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law;

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such adverse recommendation change is made or entered into after the fifth business day following the receipt by Brookfield Reinsurance of written notice from Argo Group advising that its board of directors intends to take such action and Argo Group discloses to Brookfield Reinsurance (i) the material terms and conditions of such superior proposal and the identity of the person or group of persons making such superior proposal and (ii) a copy of the most current version of the acquisition agreement (if any) with respect to such superior proposal; and

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during the period following Brookfield Reinsurance’s receipt of the notice described in the immediately preceding bullet, (i) Argo Group has, and has caused its representatives to, negotiate with Brookfield Reinsurance in good faith to make such amendments to the terms and conditions of the merger agreement as would enable the Argo Group board of directors to no longer make an adverse recommendation change or a determination that a takeover proposal constitutes a superior proposal and (ii) the Argo Group board of directors has determined, after considering the results of such negotiations and any amendments to the merger agreement committed to in writing by Brookfield Reinsurance, if any, after consulting with its financial advisors and outside legal counsel, that such superior proposal continues to be a superior proposal.

In the event of any change to the financial or other material terms and conditions of a superior proposal, Argo Group is required to provide an additional written notice to Brookfield Reinsurance and an additional two business day period to take the actions described in the immediately preceding bullet.
For purposes of this proxy statement and the merger agreement, a “superior proposal” means a bona fide takeover proposal with respect to Argo Group:
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that did not result from a breach by Argo Group of its non-solicitation obligations under the merger agreement;

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where references to “20%” (e.g., to outstanding assets or share capital) in the definition of “takeover proposal” are replaced by references to “50%”;

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which the Argo Group board of directors has determined, in good faith, after consultation with its financial advisors and outside legal counsel, and taking into account all relevant (in the view of Argo Group’s board of directors) legal, regulatory, financial and other aspects of such proposal (including the conditionality, timing and likelihood of the consummation of such proposal and the payment of any termination fee), would be reasonably likely to be consummated on the terms proposed and would be more favorable to the shareholders of Argo Group than the merger.

In addition, prior to the date Argo Group shareholders approve the merger proposal, in response to an intervening event, the Argo Group board of directors may make an adverse recommendation change if:
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the Argo Group board of directors has determined in good faith, after consultation with its outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable law;

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such adverse recommendation change is made or entered into after the fifth business day following the receipt by Brookfield Reinsurance of written notice from Argo Group advising that its board of directors intends to take such action and Argo Group discloses to Brookfield Reinsurance the material effects, changes or events comprising such intervening event; and

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during the period following Brookfield Reinsurance’s receipt of the notice described in the immediately preceding bullet, in determining whether to make an adverse recommendation change, (i) Argo Group has, and has caused its representatives to, negotiate with Brookfield Reinsurance in good faith to make such amendments to the terms and conditions of the merger agreement as would enable the Argo Group board of directors to no longer make an adverse recommendation change and (ii) the Argo Group board of directors has determined, after considering the results of such negotiations and any amendments to the merger agreement committed to in writing by Brookfield Reinsurance, if any, after consulting with its financial advisors and outside legal counsel, that failure to make an adverse recommendation change would be inconsistent with the directors’ fiduciary duties under applicable law.

For purposes of the merger agreement, “intervening event” means a material effect, change, event, circumstance or development occurring or arising after February 8, 2023 that:
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was not known to, or reasonably foreseeable by, the Argo Group board of directors on February 8, 2023, which effect, change, event, circumstance or development becomes known to the Argo Group board of directors prior to approval of the merger proposal;

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does not relate to a takeover proposal;

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does not relate to any changes in the market price or trading volume of Argo Group’s shares (it being understood that the effect, change, event, circumstance or development giving rise or contributing to the foregoing may be deemed to constitute or be taken into account in determining whether an intervening event has occurred); and

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does not relate to Argo Group’s meeting, failing to meet or exceeding published or unpublished revenue or earning projections in and of itself (it being understood that the effect, change, event, circumstance or development giving rise or contributing to the foregoing may be deemed to constitute or be taken into account in determining whether an intervening event has occurred).

As described in further detail in the section of this proxy statement titled “The Merger Agreement — Expenses and Termination Fee,” Argo Group will be required to pay Brookfield Reinsurance a $37,183,000 termination fee if:
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Argo Group’s board of directors makes an adverse recommendation change in response to a superior proposal or intervening event and Brookfield Reinsurance terminates the merger agreement; or

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Argo Group terminates the merger agreement and enters into an alternative acquisition agreement with respect to a superior proposal.

Dissenting Shares
Argo Group shareholders who (i) do not vote in favor of the merger proposal at the special general meeting, (ii) comply with all the provisions of the Companies Act concerning the right of shareholders to require appraisal of their shares pursuant to the Companies Act and (iii) do not fail to exercise such right to appraisal or withdraw such request for appraisal (which shareholders are referred to as “dissenting shareholders” in this proxy statement) will, with respect to common shares, receive the merger consideration, and with respect to preferred shares, have their preferred shares continue as preferred shares of Argo Group as the surviving company following the merger with the relative rights, terms and conditions of each such preferred share remaining unchanged. Any dissenting shareholder will, in the event that the fair value of a dissenting share as appraised by the Bermuda Court under the Companies Act is greater than, (a) with respect to common shares, the merger consideration or (b) with respect to preferred shares, the value of their preferred shares of the surviving company be entitled to receive such difference from Argo Group as the surviving company by payment made within one month after the final appraisal by the Bermuda Court of the “fair value” of such shares. If a dissenting shareholder fails to exercise, effectively withdraws or otherwise waives any right to appraisal, such dissenting shareholder’s shares, (i) if common shares, will be canceled and converted as of the effective time into the right to receive the merger consideration or (ii) if preferred shares, will continue as a preferred share of Argo Group as the surviving company following the merger and the relative rights, terms and conditions of each such class of preferred shares will remain unchanged. For a more complete description of the available appraisal rights, see the section of this proxy statement titled “The Merger — Dissenters’ Rights of Appraisal of Argo Group Shareholders.”
Under the merger agreement, Argo Group has agreed to give Brookfield Reinsurance (i) written notice of any demands for appraisal of dissenting shares (or withdrawals thereof) received by Argo Group and, to the extent Argo Group has knowledge thereof, any applications to the Bermuda Court for appraisal of the fair value of the dissenting shares and (ii) to the extent permitted by applicable law, the opportunity to participate with Argo Group in any settlement, negotiations and proceeds with respect to any demands for appraisal under the Companies Act. Argo Group will not, without the prior written consent of Brookfield Reinsurance, voluntarily make any payment with respect to, offer to settle or settle any such demands or applications or voluntarily take any other action to exercise appraisal rights in accordance with the Companies Act.
Treatment of Argo Group Equity Awards
The merger agreement provides that the Argo Group’s equity awards that are outstanding immediately prior to the effective time will be subject to the following treatment at the effective time:
Restricted Shares
Each Argo Group restricted share will (i) become fully vested, in the case of a time-based vesting Argo Group restricted share, or become vested at an assumed level of performance, in the case of a performance-based vesting Argo Group restricted share, based on the following: (a) if the effective time occurs prior to half-way through the applicable performance period, then the number of Argo Group common shares in respect of such performance-based vesting Argo Group restricted share will be based on the applicable performance goals being deemed to have been satisfied at the target level; and (b) if the effective time occurs on or after half-way through the applicable performance period, then the number of Argo Group common shares in respect of such performance-based vesting Argo Group restricted share will be based on the projected actual level of performance through the end of the applicable performance period, as determined by Argo Group board of directors in accordance with the terms of the Argo Group share plans prior to the date of the effective time taking into account performance through the date of such determination (but, if the Argo Group board of directors determines in good faith that the projected actual level of performance is not reasonably determinable, the number of Argo Group common shares in respect of such performance-based vesting Argo Group restricted share will be based on the target level), and (ii) be canceled and converted into solely the right to receive an amount in cash, without interest, equal to the sum of (x) the merger consideration of $30.00 and (y) the value of any dividends accrued in respect of such Argo Group restricted share that remain unpaid as of immediately prior to the effective time of the merger, less any required withholding taxes.
Share Appreciation Rights
Each Argo Group SAR outstanding immediately prior to the effective time, whether vested or unvested, will be deemed to be fully vested and will be canceled and converted into solely the right to receive a lump-sum amount in cash, without interest, equal to the product of (i) the excess, if any of (a) the merger consideration of $30.00, over (b) the per share exercise price of such Argo Group SAR, multiplied by (ii) the total number of Argo Group common shares subject to such Argo Group SAR immediately prior to the effective time of the merger, less any required withholding taxes.

Employee Share Purchase Plan
Prior to the effective time, Argo Group will take all actions necessary or required under the ESPP to (i) cause the final purchase period under the ESPP to be terminated no later than four business days prior to the date on which the effective time occurs, (ii) make any pro rata adjustments that may be necessary to reflect the final purchase period, but otherwise treat the final purchase period as a fully effective and completed purchase period for all purposes pursuant to the ESPP, (iii) cause the exercise (as of no later than four business days prior to the date on which the effective time occurs) of each outstanding purchase right pursuant to the ESPP and (iv) cause the ESPP to be terminated immediately following the end of the final purchase period. Participants in the ESPP will not be permitted to increase the percentage of their payroll deduction elections from those in effect as of February 8, 2023, and no additional persons will be permitted to commence participation in the ESPP from and after February 8, 2023.
Save As You Earn (SAYE) Share Option Plan
Argo Group will use commercially reasonable efforts to procure that participants holding outstanding options under the UK ESPP will exercise their options effective on the closing date in respect of the maximum number of Argo Group common shares possible under the terms of their options as of the closing date, and receive, in respect of each such Argo Group common share, the merger consideration of $30.00 in cash, without interest and less any required withholding taxes. If a participant in the UK ESPP so exercises their options, at the closing date, the balance of their options not so exercised, if any, will immediately lapse and the participant will have a right to receive a compensation payment in cash, without interest and less any required withholding taxes, in respect of such unexercised options of an amount which is, once paid net of applicable income tax and employee’s social security due on such gross amount, equal to (i) the merger consideration of $30.00 in respect of each Argo Group common share underlying such unexercised options, less the applicable exercise price per such Argo Group common share, multiplied by (ii) the number of Argo Group common shares that the participant would otherwise have been able to acquire on exercise of their unexercised options at the latest possible time had they continued to make savings under the terms of the UK ESPP for a period of up to six months from the closing date. Participants in the UK ESPP will not be permitted to increase the percentage of their payroll deduction elections from those in effect as of February 8, 2023, and no additional persons will be permitted to commence participation in the UK ESPP from and after February 8, 2023. The Argo Group will take all actions necessary or required to cause the UK ESPP to be terminated immediately following the exercise or lapse of all options.
Efforts to Complete the Merger
Each of the parties has agreed, subject to the terms and the conditions of the merger agreement, to use its reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other parties in doing, all things necessary, proper or advisable to cause the conditions to the closing to be satisfied as promptly as reasonably practicable and to consummate and make effective the merger and the transactions contemplated by the merger agreement and the statutory merger agreement in the most expeditious manner reasonably practicable. Specifically, such actions include:
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using reasonable best efforts to take all such actions contemplated by the terms of the statutory merger agreement;

•
otherwise using reasonable best efforts to prepare and file promptly and fully all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents;

•
using reasonable best efforts to execute and deliver any additional instruments necessary, proper or advisable to consummate the transactions contemplated by the merger agreement;

•
using reasonable best efforts to obtain all consents from any governmental authority or third party necessary, proper or advisable to consummate the transactions contemplated by the merger agreement, including any such consents required with respect to insurance regulatory laws and under applicable antitrust laws; and

•
using reasonable best efforts to take any and all steps that are necessary, proper or advisable to avoid each and every impediment under any applicable law that may be asserted by, or action that may be entered by, any governmental authority with respect to the merger agreement or the transactions contemplated thereby, as promptly as practicable.
In addition, each of the parties agreed to use its reasonable best efforts to (i) take all action necessary to ensure that no takeover law is or becomes applicable to any of the transactions contemplated by the merger agreement or the merger agreement and refrain from taking any actions that would cause the applicability of such takeover laws and (ii) if the restrictions of any takeover law become applicable to any of the transactions contemplated by the merger agreement, to take all action necessary to ensure that the transactions contemplated by the merger agreement may be consummated as promptly as practicable on the terms contemplated by the merger agreement and otherwise lawfully minimize the effect of such takeover law on the transactions contemplated by the merger agreement.
Burdensome Condition
The obligations of the parties described in this section “— Efforts to Complete the Merger” will not require Brookfield Reinsurance to be obligated by a governmental authority in connection with obtaining a required regulatory approval to take or refrain from taking or to agree to it, its subsidiaries or Argo Group or its subsidiaries taking or refraining from taking any action (including any amendment, waiver or termination of any agreement, including the merger agreement) or to suffer to exist any limitation, action, restriction, condition or requirement which (individually or together with all such other limitations, actions, restrictions, conditions or requirements) would, or would reasonably be expected to:
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impose any requirement on Brookfield, Brookfield Reinsurance or any of their respective affiliates to make, or commit to make, any material capital contribution or enter into or issue any material capital guarantee or material keepwell;

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impose any requirement on Brookfield or any of its affiliates to sell, license, assign, transfer, divest, hold separate or otherwise dispose of, before or after the closing, any assets or businesses;

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impose any requirement on Brookfield Reinsurance or any of its subsidiaries to sell, license, assign, transfer, divest, hold separate or otherwise dispose of, before or after the closing, any assets or businesses that are material to Brookfield Reinsurance and its subsidiaries, taken as a whole;

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impose any limitation, action, restriction, condition or requirement on Brookfield or any of its affiliates, investment funds, permanent capital vehicles, or other collective investment vehicles or portfolio companies of the foregoing;

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impose any limitation, action, restriction, condition or requirement on Brookfield Reinsurance or any of its subsidiaries that is material to Brookfield Reinsurance and its subsidiaries, taken as a whole; or

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impose any limitation, action, restriction, condition or requirement on the business or operations of Argo Group or any of its subsidiaries following the closing that is material and adverse to Argo Group and its subsidiaries, taken as a whole (each a “burdensome condition”).

Filings
The section of this proxy statement titled “The Merger — Regulatory Clearances Required for the Merger” includes a description of the material regulatory approvals required for the completion of the merger that are referenced above.
The parties have agreed that no later than 20 business days after February 8, 2023, Argo Group and Brookfield Reinsurance will, in consultation and cooperation with each other, file and pay all necessary filing fees for the following required forms, applications, and notification filings with the governmental authorities, including: (i) with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice the notification and report form, if any, required under the HSR Act with respect to the transactions contemplated by the merger agreement and (ii) with applicable insurance regulators, all documents, forms, filings or other submissions required under applicable insurance laws with respect to the transactions contemplated by the merger agreement (other than, in the case of Brookfield Reinsurance, biographical affidavits, finger print cards, background checks, projections and business plans, which will follow as promptly as reasonably practicable thereafter). Brookfield Reinsurance also agreed to use its reasonable best efforts to direct certain control persons and disclaim persons to provide specified information required in connection with such regulatory filings.
Argo Group and Brookfield Reinsurance filed on March 8, 2023 a notification and report form pursuant to the HSR Act with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice with respect to the transactions contemplated by the merger agreement and the statutory merger agreement, requesting early termination of the waiting period under the HSR Act.
Information
In connection with the efforts described in this section “— Efforts to Complete the Merger,” each party has agreed:
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to consult with one another with respect to the obtaining of all consents from any governmental authority necessary, proper or advisable to consummate the transactions contemplated under the merger agreement and the statutory merger agreement and keep the others reasonably apprised on a prompt basis of the status of matters relating to such consents;

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that each other party will have the right to review in advance and subject to any restrictions under applicable law, to consult the other on, any filing made with, or written materials submitted to, any governmental authority in connection with the transactions contemplated under the merger agreement and the statutory merger agreement and to in good faith consider and reasonably accept comments of the other parties thereon;

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to promptly furnish to each other copies of all such filings and written materials after their filing or submission, in each case subject to applicable laws;

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to promptly advise each other upon receiving any communication from any governmental authority with respect to any consent necessary, proper or advisable to consummate the transactions contemplated under the merger agreement and the statutory merger agreement, including promptly furnishing each other copies of any written or electronic communication, and to promptly advise each other when any such communication causes such party to believe that there is a reasonable likelihood that any such consent will not be obtained or that the receipt of any such consent will be materially delayed or conditioned; and

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to not participate in any live or telephonic meeting (other than non-substantive scheduling or administrative calls) with any governmental authority in respect of any filings, investigation or other inquiry relating to the transactions contemplated by the merger agreement and the statutory merger agreement, unless it consults with the other party in advance and, to the extent permitted by applicable law and by such governmental authority, gives the other party the opportunity to attend and participate in such meeting.

Argo Group and Brookfield Reinsurance have further agreed that no party will be required to disclose to any other party any “personal information” (as defined in the merger agreement).
Termination of the Merger Agreement
The merger agreement may be terminated and the transactions contemplated by the merger agreement abandoned at any time prior to the effective time, whether before or after receipt of the requisite approvals of the Argo Group shareholders (except as otherwise noted), under any of the following circumstances:
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by mutual written consent of Argo Group and Brookfield Reinsurance;

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by either Argo Group or Brookfield Reinsurance, if the merger has not been consummated by an outside date of November 8, 2023, except that if, on November 8, 2023, the only condition to the consummation of the merger that has not been satisfied or waived by that date is the condition that such required regulatory approvals have been filed or obtained, or that certain required regulatory approvals have been obtained, then the outside date will be automatically extended without further action of the parties to February 8, 2024 (however, the right to terminate the merger agreement pursuant to the provision described in this bullet will not be available to any party whose breach of any of such party’s representations and warranties set forth in the merger agreement, whose failure to perform its obligations under the merger agreement, whose failure to act in good faith or whose failure to use its reasonable best efforts to consummate the transactions has been a principal cause of or resulted in the failure of the merger to occur on or prior the outside date);
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by either Argo Group or Brookfield Reinsurance, if there is in effect any injunction, judgment or ruling, enacted, promulgated, issued, entered, amended or enforced by any governmental authority of competent jurisdiction enjoining, restraining or otherwise making illegal, preventing or prohibiting the consummation of the merger, except that the party seeking to terminate the merger agreement pursuant to the provision described in this bullet must have performed, in all material respects, its obligations under the merger agreement, acted in good faith and used reasonable best efforts to prevent the entry of and to remove any such restraint, as required by the provisions described under “The Merger Agreement — Efforts to Complete the Merger”;

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by either Argo Group or Brookfield Reinsurance, if Argo Group’s shareholders do not approve the merger proposal following a vote thereon having been taken at the special general meeting;

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by Brookfield Reinsurance, if Argo Group has breached any of its representations or warranties, or has failed to perform any of its obligations or agreements contained in the merger agreement, which breach or failure would result in the failure of certain conditions to the obligations of Brookfield Reinsurance to consummate the merger described under “— Conditions to Completion of the Merger” to be satisfied and which is incapable of being cured prior to the outside date or, if reasonably capable of being cured, has not been cured by the earlier of the outside date and 30 days following receipt by Argo Group of written notice from Brookfield Reinsurance stating its intention to terminate the merger agreement, except that Brookfield Reinsurance will not have the right to terminate the merger agreement under this provision if either Brookfield Reinsurance or Merger Sub is in material breach of any of its representations, warranties, obligations or agreements under the merger agreement;

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by Brookfield Reinsurance if, prior to the approval of the merger proposal by Argo Group’s shareholders, the Argo Group board of directors has made an adverse recommendation change;

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by Argo Group, if Brookfield Reinsurance or Merger Sub has breached any of its representations or warranties, or has failed to perform any of its obligations or agreements contained in the merger agreement, which breach or failure would result in the failure of certain conditions to the obligations of Argo Group to consummate the merger described under “— Conditions to Completion of the Merger” to be satisfied and which is not reasonably capable of being cured prior to the outside date or, if reasonably capable of being cured, has not been cured by the earlier of the outside date and 30 days following receipt by Brookfield Reinsurance of written notice from Argo Group stating its intention to terminate the merger agreement, except that Argo Group will not have the right to terminate the merger agreement under this provision if it is in material breach of any of its representations, warranties, obligations or agreements under the merger agreement; or

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by Argo Group, if, prior to the approval of the merger proposal by Argo Group’s shareholders, the Argo Group board of directors has authorized Argo Group to enter into an alternative acquisition agreement with respect to a superior proposal and, concurrently with such termination, Argo Group enters into such alternative acquisition agreement and pays to Brookfield Reinsurance an amount equal to the termination fee in accordance with the merger agreement.

In the event of termination of the merger agreement in accordance with its terms by a party, written notice will be given to the other parties specifying the provision of the merger agreement pursuant to which such termination is made and the merger agreement will become null and void without liability on the part of any party or its directors, officers or affiliates, other than, with respect to any party to the merger agreement, the obligations pursuant to certain provisions that will survive the termination of the merger agreement. In addition, nothing will relieve any party to the merger agreement from liability for any willful breach of the merger agreement or fraud.
Expenses and Termination Fees
Generally, all fees and expenses incurred in connection with the merger agreement and the transactions contemplated by the merger agreement and the statutory merger agreement will be paid by the party incurring or required to incur such fees and expenses, whether or not the merger is consummated.

Argo Group will be required to pay a termination fee of $37,183,000 (which we refer to as the “termination fee”) to Brookfield Reinsurance under the following circumstances:
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Argo Group terminates the merger agreement to enter into an alternative acquisition agreement with respect to a superior takeover proposal.

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Brookfield Reinsurance terminates the merger agreement due to the Argo Group board of directors having made an adverse recommendation change prior to Argo Group’s shareholders approving the merger proposal.

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Brookfield Reinsurance or Argo Group terminates the merger agreement as a result of the failure to consummate the merger prior to the outside date and at the time of such termination the shareholder meeting has not been held and prior to such termination, a takeover proposal has been publicly announced or publicly made known to the Argo Group board of directors or the shareholders of Argo Group (and not withdrawn) and Argo Group consummates or enters into a definitive agreement to consummate a takeover proposal within 12 months of the termination of the merger agreement with Brookfield Reinsurance, except that, for purposes of this bullet only, the reference in the definition of “takeover proposal” to “20%” is replaced with a reference to “50%.”

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Brookfield Reinsurance or Argo Group terminates the merger agreement as a result of the failure of Argo Group’s shareholders to approve the merger proposal at the shareholder meeting and prior to such termination, a takeover proposal has been publicly announced or publicly made known to the Argo Group board of directors or the shareholders of Argo Group (and not withdrawn) and Argo Group consummates or enters into a definitive agreement to consummate a takeover proposal within 12 months of the termination of the merger agreement with Brookfield Reinsurance, except that, for purposes of this bullet only, the reference in the definition of “takeover proposal” to “20%” is replaced with a reference to “50%.”

In no event will Argo Group be required to pay the termination fee more than once.
Conduct of Business Pending the Completion of the Merger
Argo Group has agreed to certain covenants in the merger agreement restricting the conduct of its business between February 8, 2023 and the earlier of the closing or the termination of the merger agreement. In general, except as required by applicable law, as expressly required or permitted by the terms of the merger agreement, as may have been previously disclosed in writing to Brookfield Reinsurance as provided in the merger agreement or with the prior written consent of Brookfield Reinsurance (such consent not to be unreasonably withheld, conditioned or delayed), (i) Argo Group will, and will cause its subsidiaries to, carry on its business in all material respects in the ordinary course, (ii) Argo Group will, and will cause its subsidiaries to, use their commercially reasonable efforts to preserve its and its subsidiaries’ business organizations substantially intact and preserve existing relations with governmental authorities, key customers, reinsurance providers, rating agencies, distributors, suppliers and other persons with whom Argo Group or any of its subsidiaries have significant business relationships, and retain the services of its current officers and key employees, in each case, consistent with past practice in all material respects and (iii) Argo Group will not, and will not permit any of its subsidiaries to:
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issue, sell or grant or authorize the issue, sale or grant of any common shares, preferred shares or other equity or voting interests of Argo Group, or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for any shares or other equity or voting interests of Argo Group or any of its subsidiaries, or any options, rights, warrants or other commitments or agreements to acquire from Argo Group or any of its subsidiaries, or that obligate Argo Group or any of its subsidiaries to issue, any share capital of, or other equity or voting interests in, or any securities convertible into or exchangeable for shares of, or other equity or voting interests in, Argo Group or any of its subsidiaries, except that Argo Group may issue common shares, preferred shares other securities (i) as required pursuant to the vesting, settlement or exercise of equity awards or obligations to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any common shares, or other equity or voting interests in Argo Group, in each case, that are (a) issued and outstanding on February 8, 2023 in accordance with the terms of the applicable equity award or right in effect on February 8, 2023 or (b) granted after

February 8, 2023, in accordance with the merger agreement or (ii) pursuant to any purchases of common shares or preferred shares pursuant to Argo Group’s ESPP and the UK ESPP in accordance with the terms of such plans; and provided further that subsidiaries of Argo Group may make any such issuances, sales or grants to Argo Group or a direct or indirect wholly-owned subsidiary of Argo Group;
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redeem, purchase or otherwise acquire, or propose to redeem, purchase or otherwise acquire, any outstanding common shares, preferred shares or other equity or voting interests of Argo Group, or any other securities or indebtedness of Argo Group, or any rights, warrants or options to acquire any common shares, preferred shares or other equity or voting interests of Argo Group, or any other securities or indebtedness of Argo Group; except (i) pursuant to employee benefit plans or Argo Group equity awards (in each case, as in effect as of February 8, 2023) in the ordinary course of the operations of such plans consistent with past practices, or (ii) in connection with the satisfaction of tax withholding obligations with respect to Argo Group equity awards;

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in the case of the Argo Group, establish a record date for, declare or propose to declare, set aside for payment or pay any dividend on, or make any other distribution in respect of, any common shares, preferred shares or other equity or voting interests of Argo Group, in each case, other than periodic cash dividends not to exceed $437.50 per preferred share;

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adjust, split, combine, subdivide or reclassify, or propose to adjust, split, combine, subdivide or reclassify, any common shares, preferred shares or other equity or voting interests of Argo Group or any of its subsidiaries, or any other securities in respect thereof, in lieu thereof or in substitution therefor;

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incur, assume, guarantee or otherwise become responsible for any indebtedness for borrowed money, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Argo Group or any of its subsidiaries, guarantee any such indebtedness or any debt securities of another person or enter into any “keepwell” or other agreement to maintain any financial statement condition of another person (collectively, “indebtedness”), except for (i) indebtedness incurred solely between Argo Group and any of its subsidiaries or solely between its subsidiaries, (ii) draws upon existing letters of credit in the ordinary course of business (or replacement letters of credit with similar terms) having an aggregate principal amount outstanding that is not in excess of $7,500,000 and (iii) borrowings under Argo Group’s existing credit facility not in excess of $7,500,000 in the aggregate (after consultation with Brookfield Reinsurance);

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enter into any swap or hedging transaction or other derivative agreements other than in the ordinary course of business and in compliance with certain policies of Argo Group with respect to the investment of the investment assets as of February 8, 2023 (which we refer to as the “investment guidelines”);

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sell or lease to any person, in a single transaction or series of related transactions, any of its owned properties or assets whose value or purchase price exceeds $3,000,000 individually or $10,000,000 in the aggregate, except for (i) dispositions of obsolete, surplus or worn out assets or assets that are no longer used or useful in the conduct of the business of Argo Group or any of its subsidiaries, (ii) transfers among Argo Group and its subsidiaries, (iii) leases and subleases of real property owned by Argo Group and any of its subsidiaries, (iv) pursuant to contracts in effect on February 8, 2023 (or entered into after February 8, 2023 in compliance with the merger agreement) or (v) other transactions in the ordinary course of business or consistent with the investment guidelines (including in connection with cash management or investment portfolio activities);

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make any loans, advances or capital contributions to, or investments in, any other person (other than any subsidiary of Argo Group) other than (i) loans made in the ordinary course of business not to exceed $3,000,000 individually, or $10,000,000 in the aggregate, (ii) advances for expenses incurred in the ordinary course of business, (iii) as relates to investment assets made in the ordinary course of business and (iv) in connection with certain acquisitions permitted under the merger agreement;

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make any acquisition (including by merger or amalgamation) of the share capital or other equity or voting interests of any other person or a material portion of the assets of any other person or any business or any corporation, partnership, joint venture, association or other business organization or division thereof, in each case for consideration in excess of $1,250,000 individually or $5,000,000 in the aggregate, except for investment assets acquired in the ordinary course of business;
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except as required pursuant to the terms of any employee benefit plan of Argo Group or any of its subsidiaries (which we refer to as an “employee benefit plan”) in effect on February 8, 2023, or established or amended after February 8, 2023, in compliance with the merger agreement, (i) grant to any current or former director, officer or employee of Argo Group or any of its subsidiaries any material increase in base salary, cash incentive compensation opportunity or other compensation or benefits, other than as a result of any increases in base salaries as part of Argo Group’s regular annual compensation review process at the time such process is normally undertaken and otherwise in the ordinary course of business consistent with past practice, for employees of Argo Group and its subsidiaries with annual rates of base salary that are less than $275,000 as of February 8, 2023 (directors, officers or employees of Argo Group or any of its subsidiaries with annual rates of base salary rates equal to or greater than $275,000 as of February 8, 2023, are collectively referred to as “covered employees”); except, that the aggregate amount of such increases cannot exceed 5% of the aggregate base salaries of all employees of Argo Group and its subsidiaries, measured as of immediately prior to February 8, 2023, (ii) grant to any current or former director, officer or employee of Argo Group or any of its subsidiaries any material severance, change in control, retention or termination pay, or any increase in or enhancement of any severance, change in control, retention or termination pay, (iii) pay any incentive compensation, other than the payment of annual bonuses for completed periods based on actual performance in the ordinary course of business consistent with past practice and the terms of the applicable employee benefit plan as in effect as of February 8, 2023, (iv) grant any new award or bonus, or amend, enhance or modify the terms of any outstanding award or bonus (including pursuant to any action to accelerate the vesting or lapse of restrictions or payment, or to fund or secure the payment of, any compensation or benefits), (v) establish, adopt, enter into or amend in any material respect any material employee benefit plan or collective bargaining agreement or other agreement with a labor union, works council, trade union, labor association or other employee representative organization, (vi) enter into, adopt, amend or enhance in any material respect any employment, consulting, severance or termination agreement with any current or former director, officer or employee of Argo Group or any of its subsidiaries who is (or, if employed as of February 8, 2023, would be) a covered employee, (vii) hire, promote or terminate without “cause” the employment of, any executive officer or any employee who is (or would be) a covered employee, (viii) voluntarily waive the restrictive covenant obligations of any employee of Argo Group or any of its subsidiaries, (ix) amend or modify any performance criteria, metrics or targets under any employee benefit plan such that, as compared to those criteria, metrics or targets under any employee benefit plan in effect as of the February 8, 2023, the performance criteria, metrics or targets would reasonably be expected to be materially more likely to be achieved than in the absence of such amendment or modification or (x) change any actuarial or other assumptions used to calculate funding obligations with respect to any employee benefit plan or change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by GAAP; except, that the foregoing will not restrict Argo Group or any of its subsidiaries from (a) entering into or making available to newly hired employees or to employees, in either case, who are not (or, if employed as of February 8, 2023, would not be) covered employees in the context of promotions based on job performance or workplace requirements, in each case, in the ordinary course of business, plans, agreements, benefits and compensation arrangements (excluding equity-based incentive grants, but including cash-based incentive grants pursuant to the merger agreement) that have terms and a value that is consistent with the past practice of making compensation and benefits available to newly hired or promoted employees in similar positions, or consistent with the compensation and benefits of the then-current employee whom such newly hired or promoted employee is engaged to replace or succeed, (b) taking any of the foregoing actions to comply with, satisfy tax-qualification requirements under, or avoid the imposition of tax under, the Code and any applicable guidance thereunder, or other applicable law or (c) making immaterial changes in the ordinary course of business consistent with past practice to nondiscriminatory health and welfare plans available to all employees generally;

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issue or forgive any material loans (other than routine travel or business expense advances issued in the ordinary course of business) to any employee, director or independent contractor (who is a natural person) of Argo Group or any of its subsidiaries;

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make any material changes, alterations or departures in financial accounting methods, principles or practices materially affecting the consolidated assets, liabilities or results of operations of Argo Group and its subsidiaries, except insofar as may be required by (or, in the reasonable good faith judgment of Argo Group, advisable under) (i) GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, (ii) applicable statutory accounting principles (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the National Association of Insurance Commissioners or any similar organization or (iii) any applicable laws, including Regulation S-X under the Securities Act of 1933;

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except as my be required (or, in the reasonable good faith judgment of Argo Group, advisable under) (i) GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, (ii) applicable statutory accounting principles (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the National Association of Insurance Commissioners or any similar organization or (iii) any applicable laws, alter, amend or depart from in any material respect any existing financial accounting practice guideline, policy or principle of Argo Group or any of its subsidiaries;

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except as my be required (or, in the reasonable good faith judgment of Argo Group, advisable under) (i) GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the Financial Accounting Standards Board or any similar organization, (ii) applicable statutory accounting principles (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the National Association of Insurance Commissioners or any similar organization or (iii) any applicable laws, alter, amend or depart, in each case, that would result in a material deviation (provided that, in connection with exigencies of the business of Argo Group and its subsidiaries, if Brookfield Reinsurance has not responded to a written request for consent from Argo Group within three business days, consent will be deemed to be granted to such request) from any existing underwriting, reserving, claim handling, actuarial, loss control, investment, reinsurance or retrocession practice guideline, policy or principle of Argo Group or any of its subsidiaries;

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amend Argo Group’s organizational documents or amend in any material respect the comparable organizational documents of any of the subsidiaries of Argo Group in a manner that would reasonably be expected to prevent or to impede, interfere with, hinder or delay in any material respect the consummation of the transactions contemplated by the merger agreement and the statutory merger agreement, including the merger;

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adopt a plan or agreement of complete or partial liquidation or dissolution, merger, amalgamation, consolidation, restructuring, recapitalization or other reorganization of Argo Group or any of its subsidiaries (other than dormant subsidiaries or, with respect to any merger, amalgamation or consolidation, other than among Argo Group and any wholly-owned subsidiary of Argo Group or among wholly-owned subsidiaries of Argo Group);

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grant any lien (other than certain liens permitted by the merger agreement) on any of its material assets other than to secure certain classes of indebtedness specified in the merger agreement;

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other than in connection with claims under company insurance policies or company reinsurance contracts, settle or compromise any pending or threatened action against Argo Group or any of its subsidiaries for a cash settlement amount of more than $1,250,000 individually or $5,000,000 in the aggregate, or which settlement imposes any material restrictions on any of the future activities of Argo Group and its subsidiaries or that imposes equitable relief on, or the admission of wrongdoing by, Argo Group, any of its subsidiaries or any of their respective officers or directors;

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other than in the ordinary course of business, (i) make, change or revoke any material tax election, (ii) settle or compromise any audit, claim, assessment or other proceeding relating to tax, (iii) make any material change to any annual tax accounting period or method of tax accounting, (iv) amend, refile or otherwise revise any previously filed tax return, (v) request a ruling relating to tax, (vi) enter into or terminate any agreement with any tax authority with respect to tax, (vii) surrender any right to claim a refund of material taxes, or consent to any extension or waiver of the limitation period applicable to any tax claim or tax assessment, (viii) fail to pay any material tax that becomes due and payable (including any estimated tax payments), (ix) enter into any tax sharing, indemnity or similar agreement (other than solely among Argo Group or any of its subsidiaries), or (x) prepare or file any tax return in a manner inconsistent with past practice, in each case, only to the extent the items described in sub-clauses (i) through (x) could reasonably be expected to adversely affect Brookfield Reinsurance, Argo Group or any subsidiary in a material manner after the closing;
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enter into any new material line of business in which Argo Group and its subsidiaries do not operate as of February 8, 2023 or withdraw from any existing material line of business;

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except in the ordinary course of business, (i) commute or materially amend any material reinsurance contract or material contract, or (ii) enter into any contract that would have been a material reinsurance contract or a material contract had it been entered into before February 8, 2023, if Argo Group or any of its subsidiaries would be required to post collateral to secure its liabilities under such agreement or contract in excess of the amount required by applicable law for the ceding company to receive full credit for the reserves ceded thereunder;

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enter into any new investment advisory or investment management agreement with a third party;

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materially amend the investment guidelines;

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voluntarily (i) abandon, dispose of or permit to lapse any intellectual property right owned by the Argo Group or any of its subsidiaries material to Argo Group and its subsidiaries, taken as a whole, other than in the ordinary course of business or (ii) fail to maintain the secrecy, confidentiality and value of any material trade secrets in the intellectual property rights owned by the Argo Group or any of its subsidiaries, other than in the ordinary course of business;

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acquire or make any commitment to acquire investment assets that are comprised of alternative or illiquid investments, other than pursuant to contracts in effect as of February 8, 2023; or

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authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions.

Board of Directors and Management of Argo Group Following Completion of the Merger
The directors of Merger Sub immediately prior to the effective time will be the initial directors of Argo Group as the surviving company until their earlier death, resignation or removal or until their respective successors are duly elected or appointed and qualified. The officers of Argo Group immediately prior to the effective time will be the initial officers of Argo Group as the surviving company until their earlier death, resignation or removal or until their respective successors are duly appointed and qualified.
Indemnification; Directors’ and Officers’ Insurance
The merger agreement provides that, from and after the effective time, the surviving company will, and Brookfield Reinsurance will cause the surviving company to, indemnify and hold harmless, the present and former directors and officers of Argo Group or any of its subsidiaries (and each such person’s heirs, executors and administrators) with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including fees and expenses of legal counsel) in connection with any action based on or arising out of, in whole or in part, (i) the fact that such person is or was a director or officer of Argo Group or such subsidiary or (ii) the acts or omissions of such person in such person’s capacity as a director, officer, employee or agent of Argo Group or such subsidiary or taken at the request of Argo Group or such subsidiary, in each case, at, or at any time prior to, the effective time (including in connection with serving at the request of Argo Group or such subsidiary as a director, officer, employee, agent, trustee or fiduciary of another person (including any employee benefit plan)) (including any action relating in whole or in part to the transactions contemplated by the merger agreement or relating to the enforcement of the indemnification provisions in the merger agreement, as described in this paragraph), to the fullest extent permitted under applicable law.
In addition, Argo Group may prior to the effective time purchase or, if not so purchased by Argo Group, Brookfield Reinsurance will cause the surviving company to put in place effective as of the effective time, and

Brookfield Reinsurance or Argo Group, as applicable, will fully prepay no later than immediately prior to the closing, prepaid and non-cancellable “tail” insurance with a claims reporting or discovery period of six years from the effective time on terms and conditions providing at least equivalent benefits and coverage as the directors’ and officers’ liability, employment practices liability and fiduciary liability insurance of Argo Group and its Subsidiaries in effect as of the effective time (the “current D&O insurance”) with respect to matters existing or occurring at or prior to the effective time, including the transactions contemplated by the merger agreement. Brookfield Reinsurance may elect in its sole discretion, but is not required, to spend (or cause the surviving company to spend) more than 325% of the current D&O insurance annual premium with respect to the annual premium for the six years of coverage under such “tail” policies. In addition, if the cost of such insurance exceeds 325% of the current D&O insurance annual premium, and Brookfield Reinsurance elects not to spend more than such amount for such purpose, then Brookfield Reinsurance is required to purchase and obtain insurance with the greatest coverage available for a cost equal to such amount. If such “tail” insurance has been obtained by Argo Group, it will be deemed to satisfy all obligations to obtain insurance pursuant to the merger agreement and the surviving company has agreed to use its reasonable best efforts to cause such “tail” insurance to be maintained in full force and effect without amendment to any of the policies’ terms and conditions, for their full term, and to honor all of the surviving company’s obligations thereunder.
Employee Matters
For a period of one year following the effective time or, if longer, the time required by applicable law (which we refer to as the “continuation period”), Brookfield Reinsurance will, or will cause the surviving company to, provide each individual who is employed by Argo Group or any of its subsidiaries immediately prior to the effective time (which we refer to as an “Argo Group employee”) with (i) salary or hourly wage rate that is no less favorable than the salary or hourly wage rate provided to such Argo Group employee immediately prior to the effective time, (ii) target annual bonus and target long-term cash incentive opportunities that are no less favorable in the aggregate than those provided to such Argo Group employee immediately prior to the effective time and (iii) other employee benefits (excluding equity, non-qualified deferred compensation, defined benefit pension, post-employment health and welfare benefit plans and change in control, retention or other non-recurring compensation) that are substantially comparable in the aggregate to those provided to such Argo Group employee immediately prior to the effective time (subject to the foregoing exclusions).
From and after the effective time, Brookfield Reinsurance will, or will cause the surviving company to, assume, honor and continue during the continuation period or, if later, until all obligations under the arrangements have been satisfied, the individual employment agreements, and severance, retention, termination and change-in-control plans and agreements and arrangements maintained by Argo Group or any of its subsidiaries, in each case, as in effect at the effective time, without any amendment or modification, other than any amendment or modification required to comply with applicable law, and following the expiration of the continuation period, such plans, agreements and arrangements may be amended or modified solely to the extent permitted by the terms of the applicable plan, agreement or arrangement or as required to comply with applicable law.
With respect to any accrued but unused paid time off to which any Argo Group employee is entitled pursuant to the paid time off policy or individual agreement or other arrangement applicable to such Argo Group employee immediately prior to the effective time (which we refer to as a “paid time off policy”), Brookfield Reinsurance will, or will cause the surviving company to, (i) allow such Argo Group employee to use such accrued paid time off in accordance with the terms of the applicable paid time off policy and (ii) if any Argo Group employee’s employment terminates during the continuation period, pay the Argo Group employee, in cash, an amount equal to the value of the accrued paid time off to the same extent that the Argo Group employee would have received a cash payment under and in accordance with the terms of the applicable paid time off policy as in effect as of immediately prior to the effective time.
With respect to the employee benefit plans of the surviving company and its subsidiaries and affiliates in which the Argo Group employee is eligible to participate on or following the effective time, including any “employee benefit plan” (as defined in Section 3(3) of ERISA) (including any paid time off and severance plans) and subject to applicable law, for purposes of determining eligibility to participate, level of benefits, and vesting, each Argo Group employee’s service with the Argo Group or any of its subsidiaries (or a predecessor thereof, to the extent such service was recognized) will be treated as service with the surviving company or any of its subsidiaries or its affiliates (subject to certain exceptions).
Brookfield Reinsurance will, or will cause the surviving company to, (i) waive, or cause to be waived, any pre-existing condition limitations and exclusions and (ii) use commercially reasonable efforts to waive, or cause to be waived, any actively-at-work requirements and waiting periods, in each case, under any welfare benefit plan maintained by the surviving company or any of its subsidiaries or affiliates in which Argo Group employees (and their eligible dependents) will be eligible to participate from and after the effective time (subject to certain exceptions). Brookfield Reinsurance will, or will cause the surviving company to, use commercially reasonable efforts to recognize the dollar amount of all co-payments, deductibles and similar expenses incurred by each Argo Group employee (and his or her eligible dependents) during the calendar year in which the effective time occurs for purposes of satisfying such year’s deductible and co-payment limitations under the relevant welfare benefit plans in which they will be eligible to participate from and after the effective time.
In respect of Argo Group’s calendar year in which the effective time occurs, Brookfield Reinsurance will, or will cause the surviving company to, honor and pay to each Argo Group employee an annual or short-term cash bonus (which we refer to as the “annual bonus”) in the normal course subject to the Argo Group employee’s continued employment through the regularly scheduled payment date. Brookfield Reinsurance also will, or will cause the surviving company to, pay to each Argo Group employee an annual bonus for Argo Group’s calendar year in which the effective time occurs in an amount no less than the amount equal to the product obtained by multiplying (i) such Argo Group employee’s full bonus entitlement under the applicable employee benefit plan for Argo Group’s calendar year in which the effective time occurs, based on the actual level of performance as determined by the Argo Group board of directors prior to the closing, taking into account performance through the date of such determination, by (ii) a fraction, the numerator of which equals the number of days that have elapsed from January 1 of such calendar year in which the effective time occurs through the closing and the denominator of which equals 365 (which amount we refer to as the “pro-rata bonus”). Notwithstanding the foregoing, if the effective time occurs other than between January 1, 2024 and June 30, 2024 and, prior to the date on which the annual bonus is paid, an Argo Group employee’s employment is terminated in a manner in which such Argo Group employee becomes entitled to severance (other than severance under the Argo Group Executive Severance Plan), then such Argo Group employee will be entitled to receive (without duplication) the pro-rata bonus no later than 10 business days following such employment termination. During the continuation period, and without any duplication of any of the foregoing payments, each Argo Group employee who was eligible to participate in an annual or short-term bonus plan maintained by Argo Group or one of is subsidiaries as of immediately prior to the effective time will be eligible to participate in an annual or short-term bonus plan maintained by the surviving company or one of its subsidiaries with incentive opportunities that satisfy the requirements of the merger agreement.
Prior to making any broad-based written communications to the directors, officers or employees of Argo Group or any of its subsidiaries pertaining to any compensation or benefit matters related to the transactions contemplated by the merger agreement, Argo Group will provide Brookfield Reinsurance with a copy of the intended communication, and Brookfield Reinsurance will have a reasonable period of time to review and comment on the communication and Argo Group will consider any such comments in good faith.
Amendment or Supplement and Waiver
The merger agreement may be amended or supplemented only by written agreement of the parties, by action taken or authorized by the boards of directors of Argo Group and Brookfield Reinsurance, at any time before or after the receipt of the requisite approval of the Argo Group shareholders of the merger proposal, but after the requisite approval of the Argo Group shareholders, no amendment may be made that by law requires further approval by Argo Group’s shareholders without such further approval.
At any time prior to the closing, Brookfield Reinsurance and Argo Group may, subject to applicable law, (i) waive any inaccuracies in the representations and warranties of the other party, (ii) extend the time for performance of any of the obligations or other acts of the other parties or (iii) waive compliance by the other party with any of the agreements contained in the merger agreement or waive any of such party’s conditions. No failure or delay by a party in exercising any of its rights under the merger agreement will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right under the merger agreement. Any agreement on the part of a party to any such extension or waiver will be valid only if set forth in an instrument in writing signed on behalf of such party.
No Third Party Beneficiaries
While the merger agreement is not intended and will not be construed to create any third-party beneficiaries or confer upon any person other than the parties to the merger agreement any rights, benefits or remedies of any nature whatsoever under or by reason of the merger agreement, it provides limited exceptions for (i) each Argo Group common shareholder at the effective time in regards to its rights to receive the merger consideration, (ii) each Argo Group preferred shareholder in regards to its rights to receive preferred shares of the surviving company in accordance with the merger agreement and (iii) each present and former director and officer of Argo Group or any of its subsidiaries (and each such person’s heirs, executors and administrators) in regards to his or her right to continue to have indemnification, advancement of expenses and liability insurance coverage following completion of the transactions as described under “— Indemnification; Directors’ and Officers’ Insurance.”
Remedies; Specific Enforcement
Argo Group and Brookfield Reinsurance agreed in the merger agreement that if for any reason any of the provisions of the merger agreement are not performed in accordance with their specific terms or are otherwise breached or violated, irreparable damage would be caused for which monetary relief would not be an adequate remedy under applicable law. Accordingly, each of the parties to the merger agreement agreed that, in addition to all other remedies to which it may be entitled, (i) each of the parties to the merger agreement is entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of the merger agreement and to enforce specifically the terms and provisions thereof in the courts in the State of Delaware or the federal courts of the United States of America located in the State of Delaware and (ii) the right of specific enforcement is an integral part of the transactions contemplated by the merger agreement and without that right, neither of the parties would have entered into the merger agreement. Such relief may be sought without the posting of a bond or other necessary security. The parties agreed not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law.
Representations and Warranties
The merger agreement contains certain customary representations and warranties. Each of Argo Group and Brookfield Reinsurance has made representations and warranties regarding, among other things:
•
organization and standing;

•
corporate power and authority with respect to the execution, delivery and performance of the merger agreement and the statutory merger agreement, and the due and valid execution and delivery and enforceability of the merger agreement;

•
board recommendation and approval;

•
absence of conflicts with, or violations of, organizational documents, contracts and applicable laws;

•
required regulatory filings and consents and approvals of governmental authorities;

•
absence of certain legal proceedings; and

•
brokers’ fees payable in connection with the transactions contemplated by the merger agreement.

Additional representations and warranties made only by Argo Group relate to:
•
capital structure;

•
ownership of subsidiaries;

•
requisite shareholder approval;

•
SEC documents, financial statements and internal controls and disclosure controls and procedures;

•
absence of undisclosed liabilities;

•
absence of any material adverse effect since December 31, 2022 through February 8, 2023;

•
compliance with applicable laws;

•
possession of, and compliance with, permits;

•
tax matters;

•
benefits matters and compliance with the Employee Retirement Income Security Act of 1974;

•
labor matters;

•
investments;

•
intellectual property, data privacy and cyber security;

•
inapplicability of takeover statutes;

•
real property;

•
material contracts;

•
insurance subsidiaries, insurance policies and insurance agents;

•
statutory statements and examinations;

•
agreements with insurance regulators;

•
ceded reinsurance and retrocession contracts;

•
reserves and actuarial reports; and

•
the opinion from Argo Group’s financial advisor.

Additional representations and warranties made only by Brookfield Reinsurance and Merger Sub relate to:
•
Merger Sub’s ownership and operations;

•
financing;

•
the absence of certain agreements between Brookfield Reinsurance, Merger Sub or any of their affiliates, on the one hand, and any member of Argo Group’s management or board of directors, on the other hand;

•
the truthfulness and veracity of information supplied by Brookfield Reinsurance to Argo Group that Argo Group has included in this proxy statement; and

•
share ownership in Argo Group (including common shares and preferred shares).

Other Covenants and Agreements
The merger agreement contains certain other covenants and agreements, including covenants relating to, among other things:
•
preparation by Argo Group of this proxy statement;

•
confidentiality and access by Brookfield Reinsurance to certain information about Argo Group;

•
consultation between Brookfield Reinsurance and Argo Group in connection with public statements with respect to the transactions contemplated by the merger agreement;

•
causing any dispositions of Argo Group equity securities resulting from the transactions contemplated by the merger agreement by each individual who is a director or officer of Argo Group subject to Section 16 of the Exchange Act to be exempt under Rule 16b-3 promulgated under the Exchange Act;

•
the de-listing of Argo’s common stock from the NYSE and the de-registration under the Exchange Act;

•
each party notifying the other party of any shareholder litigation relating to the transactions contemplated by the merger agreement and the statutory merger agreement, and each party giving the other party the opportunity to participate in the defense and settlement of any shareholder litigation against Argo Group or its directors relating to the merger agreement and the statutory merger agreement and the transactions contemplated by the merger agreement;

•
Brookfield Reinsurance and Argo Group notifying each other of certain events, including (i) written notice or other written communications notifying such party or its affiliates or representatives from any person alleging that the consent of such person may be required in connection with the transactions contemplated by the merger agreement and (ii) any actions commenced (or to the knowledge or Argo Group, threatened) against such party that, if pending on February 8, 2023, would have had had to be disclosed thereunder (in certain circumstances);

•
Argo Group delivering (and causing its applicable subsidiaries to deliver) to Brookfield Reinsurance, on a regular basis, a summary report of certain investment assets;

•
subject to applicable law or any directives from insurance regulators, Argo Group, in consultation with Brookfield Reinsurance (which has consent rights on such matters) developing and using commercially reasonable efforts to implement a plan designed to improve the capital position of AIC, which plan may include (i) Argo Group or one of its subsidiaries contributing capital to AIC, (ii) establishing an affiliated captive insurer and having AIC cede reserves to such captive, (iii) contributing the equity interests of one or more of Argo Group’s subsidiaries to AIC or (iv) some combination of the foregoing (i)-(iii).

•
Argo Group using commercially reasonable efforts to cause Argo Re Ltd. to request conversion of its license in Brazil from that of an admitted reinsurer to that of an occasional reinsurer and, in connection with such conversion, Argo Group using commercially reasonable efforts to (i) provide any information or documents reasonably requested by the Brazilian Private Insurance Authority (Superintendência de Seguros Privados), (ii) take any other steps necessary or advisable to accomplish such license conversion and (iii) if such license conversion is consummated, dispose of, dissolve or wind up its representative office in Brazil; and

•
prior to closing, allowing Brookfield Reinsurance to review and comment on any U.S. federal income tax returns to be filed by Argo Group and to consent to and participate in any other correspondence or discussions by Argo Group with Tax authorities regarding material U.S. federal income tax matters.

Governing Law; Jurisdiction
The merger agreement is governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule, except to the extent the provisions of the laws of Bermuda are mandatorily applicable to the merger agreement or the transactions contemplated thereby.
All actions that arise out of or relating to the interpretation and enforcement of the merger agreement and in respect of the transactions contemplated by the merger agreement and statutory merger agreement (except to the extent any such proceeding mandatorily must be brought in Bermuda) will be held and determined in the Delaware Court of Chancery or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular action, then any federal court within the State of Delaware. If both the Delaware Court of Chancery and the federal courts within the State of Delaware decline to accept jurisdiction, then any other state court within the State of Delaware and any appellate court therefrom will have jurisdiction over any action brought by Argo Group against Brookfield Reinsurance, or vice versa, arising out of or relating to the interpretation and enforcement of the merger agreement and in respect of the transactions contemplated by the merger agreement and statutory merger agreement.

THE VOTING AND SUPPORT AGREEMENT
The following describes the material provisions of the voting agreement, a copy of which is included as Annex C to this proxy statement and incorporated by reference herein. The summary of the material provisions of the voting agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the voting agreement. This summary does not purport to be complete and may not contain all of the information about the voting agreement that is important to you. Argo Group encourages you to read carefully the merger agreement in its entirety before making any decisions regarding the merger as it is the legal document governing the merger.
Voting
During the term of the voting agreement, at every meeting of Argo Group’s shareholders (whether annual, special or otherwise) at which any covered proposals are to be voted on (and at every adjournment or postponement thereof), and on any action or approval of Argo Group’s shareholders by written consent with respect to any covered proposal, Voce has agreed to vote the number of common shares that Voce owns of record and/or beneficially on the record date of the special general meeting and that Voce has the right and ability to vote (or to direct the vote of) (such shares, which Voce has agreed will not be less than the number of shares that Voce owns of record or beneficially as of the date of the voting agreement, the “covered shares”) and when a written consent is proposed, respond to each request by Argo Group for written consent and consent:
•
in favor of the approval of the merger proposal (including approval of the merger agreement, the statutory merger agreement and any other matters necessary to secure the required shareholder vote); and

•
against (i) any action or agreement that would reasonably be expected to (a) result in any of the conditions to Argo Group’s obligations set forth in the merger agreement not being satisfied or (b) result in a breach of any covenant, representation or warranty or any other obligation or agreement of Argo Group under the merger agreement and (ii) any takeover proposal or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, frustrate, delay, interfere with or materially and adversely affect the consummation of the merger and the other transactions contemplated by the merger agreement (all such item in this bullet and the preceding bullet, “covered proposals”).

Grant of Proxy
Voce has agreed to execute and deliver (or cause the holders of record to execute and deliver) any proxy card or voting instructions it receives with respect to covered proposals in the manner described above. Voce has appointed Brookfield Reinsurance and any other designee of Brookfield Reinsurance as its proxy and attorney-in-fact, each of them individually, with the full power of substitution, to vote all of Voce’s covered shares with respect to covered proposals (in the manner described above). The proxy and power of attorney granted by Voce will be effective if, and only if, Voce has failed to perform its obligations with respect to voting or consenting, as applicable, to a covered proposal, as of the date that is three business days prior to the date of any applicable meeting of the shareholders of Argo Group (or, as applicable, any adjournments or postponements thereof). The proxy is coupled with an interest and is irrevocable. Further, Voce has revoked any proxy previously granted with respect to the covered shares.
Termination
The voting agreement will automatically terminate at the earliest of:
•
the effective time;

•
such date and time as the merger agreement is validly terminated in accordance with its terms;

•
upon any amendment of any term or provision of the merger agreement that reduces the merger consideration or changes the form of consideration payable to Voce pursuant to the terms thereof without Voce’s prior consent;

•
the written agreement of Voce and Brookfield Reinsurance to terminate the voting agreement; and

•
an adverse recommendation change under the merger agreement.

Waiver of Appraisal and Dissenter’s Rights
In the voting agreement, Voce has waived any right of appraisal or rights to dissent from the merger that Voce may have under the Companies Act.
No Solicitation
During the term of the voting agreement, Voce has agreed to not, and will not permit any entity under its control, to (i) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in opposition to any covered proposal, (ii) initiate a shareholders’ vote with respect to a takeover proposal, (iii) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Argo Group with respect to a takeover proposal or (iv) take any action that Argo Group is prohibited from taking by the covenants described under “No Solicitation of Takeover Proposals,” except, in the case of this clause (iv), to the extent expressly permitted by the voting agreement and/or that Voce may make as disclosures or communications to existing or prospective general or limited partners, employees, equity holders, members, managers and investors of Voce or its affiliates.
Release
In exchange for the consideration contemplated in the voting agreement, as of the effective time, Voce and Argo Group (each on behalf of themselves and certain other affiliated parties), have agreed to mutually, unconditionally and irrevocably release, acquit and forever discharge one another (each on behalf of themselves and certain other affiliated parties) of and from a variety of matters (including all actions, causes of actions, debts, liabilities, costs and expenses) from the beginning of time to the date of entry into the voting agreement. Such release is subject to certain exceptions, including with respect to any rights or duties under the voting agreement, any claims or causes of action that the respective parties may have under the voting agreement or the merger agreement or any statutory, corporate or contractual indemnification, expense reimbursement or expense advancement sought by such party.
Governing Law
The voting agreement is governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles or rules of conflict of law to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction.

MARKET PRICE OF ARGO GROUP COMMON SHARES
Our common shares are quoted on the NYSE under the ticker symbol “ARGO.” The following table shows the closing high and low prices for the common shares, for the periods indicated as reported by the NYSE. These prices do not necessarily represent actual transactions.
	Argo Group
	High	Low
Year ended December 31, 2023
First quarter (through March 17, 2023)	$29.40	$24.35
Year ended December 31, 2022
Fourth quarter	$27.75	$19.00
Third quarter	$37.63	$19.21
Second quarter	$45.26	$36.52
First quarter	$60.29	$36.37
Year ended December 31, 2021
Fourth quarter	$61.30	$51.57
Third quarter	$57.86	$49.22
Second quarter	$58.61	$50.15
First quarter	$55.24	$39.74
On September 7, 2022, the last full trading day prior to Argo Group announcing the sale of Argo Underwriting Agency Limited and its Lloyd’s Syndicate 1200 and the continuation of its strategic alternatives review process, the last reported sales price of common shares, as reported by the NYSE, was $20.18. On February 7, 2023, the last full trading day prior to the announcement of the transaction, the last reported sales price of common shares, as reported by the NYSE, was $28.11. On March 17, 2023, the last reported sales price of common shares, as reported by the NYSE, was $28.90. Argo Group shareholders are encouraged to obtain current market quotations for common shares before making any decision with respect to the merger. No assurance can be given concerning the market price for common shares before or after the date on which the merger will close. The market price for common shares will fluctuate between the date of this proxy statement and the date on which the merger closes.
As of March 16, 2023, there were approximately 1,069 holders of record of common shares. This does not represent the actual number of beneficial owners of common shares because shares are frequently held in “street names” by securities dealers and others for the benefit of beneficial owners who may vote shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
MANAGEMENT AND DIRECTORS
Security Ownership of 5% Owners
The following table sets forth information as of March 16, 2023, with respect to the beneficial ownership of issued and outstanding common shares by each person known by Argo Group to beneficially own 5% or more of the issued and outstanding shares. As defined by the SEC, a person is deemed to “beneficially own” shares if such person directly or indirectly (i) has or shares the power to vote or dispose of such shares, regardless of whether such person has any pecuniary interest in the shares or (ii) has the right to acquire the power to vote or dispose of such shares within 60 days, including through the exercise of any option, warrant, or right. Pursuant to Rule 13d-4 under the Exchange Act, the statements concerning voting and dispositive power concerning common shares included in the footnotes to this table shall not be construed as confirmation that such persons are the beneficial owners of such common shares. Unless otherwise noted in the footnotes following the table, the information for each shareholder is based solely on information reported on a Schedule 13G or Schedule 13D, as applicable, filed by such holder with the SEC, with percentages determined as of the record date. As of March 16, 2023, there were 35,097,821 common shares issued and outstanding.
Name and address of Beneficial Owner	Number of Common Shares Beneficially Owned(1)(2)	Percent of Class(1)
Voce Capital Management LLC 600 Montgomery Street, Suite 4400 San Francisco, CA 94111	3,317,697(1)	9.45%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	3,273,895(2)	9.33%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	2,469,151(3)	7.04%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	2,118,196(4)	6.04%
Champlain Investment Partners, LLC 180 Battery St. Burlington, Vermont 05401	1,909,990(5)	5.44%
Pzena Investment Management, LLC 320 Park Avenue, 8th Floor New York, NY 100221	1,891,939(6)	5.39%

(1)
Voce Capital Management LLC filed Schedule 13D/A with the SEC on February 14, 2023, which disclosed that Voce Capital Management LLC and certain of its affiliates have shared voting power over 3,317,697 common shares and shared dispositive power with respect to 3,317,697 common shares.

(2)
The Vanguard Group, Inc. filed Schedule 13G/A with the SEC on February 9, 2023, which disclosed that The Vanguard Group, Inc. beneficially owned 3,273,895 common shares, has sole dispositive power over 3,200,193 common shares and has shared voting power over 40,191 common shares.

(3)
BlackRock, Inc. filed a Schedule 13G/A with the SEC on January 31, 2023, which disclosed that BlackRock, Inc. has sole voting power over 2,394,359 common shares and sole dispositive power with respect to 2,469,151 common shares.

(4)
Dimensional Fund Advisors LP filed a Schedule 13G/A with the SEC on February 10, 2023, which disclosed that Dimensional Fund Advisors, LP have sole voting power with respect to 2,080,181 common shares and sole dispositive power with respect to 2,118,196 common shares. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of Argo Group held by the Funds. However, all securities reported in the Schedule 13G/A are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.
(5)
Champlain Investment Partners, LLC filed a Schedule 13G/A with the SEC on February 13, 2023, which disclosed that Champlain Investment Partners, LLC has sole voting power over 1,456,250 common shares and sole dispositive power with respect to 1,909,990 common shares.

(6)
Pzena Investment Management, LLC filed a Schedule 13G with the SEC on February 8, 2023, which disclosed that Pzena Investment Management, LLC has sole voting power over 1,365,993 common shares and sole dispositive power with respect to 1,891,939 common shares.

Security Ownership of Directors and Executive Officers
The following table sets forth certain information regarding the beneficial ownership of the common shares as of March 16, 2023, unless otherwise indicated, of (i) each director of Argo Group, (ii) each individual who has been identified as an NEO of Argo Group or its subsidiaries, and (iii) all directors and individuals who have been identified as executive officers of Argo Group as a group. The address for each director and executive officer is c/o Argo Group International Holdings, Ltd., 90 Pitts Bay Road, Pembroke, Bermuda.
Name and address of Beneficial Owner	Number of Common Shares Beneficially Owned(1)(2)	Percent of Class(1)
Directors
Bernard C. Bailey	9,161	*
Thomas A. Bradley(3)	68,740	*
Dymphna A. Lehane	10,563	*
Samuel G. Liss	15,358	*
Carol A. McFate	9,079	*
Al-Noor Ramji	10,187	*
Named Executive Officers
Kevin J. Rehnberg(3)	1,012	*
Scott Kirk	5,606	*
Allison D. Kiene	2,833	*
Andrew M. Borst	789	*
Susan B. Comparato	5,371	*
Total(a)	138,699	0.40%

(a)
All directors and individuals identified as named executive officers of Argo Group and its subsidiaries as a group — 11 persons.

*
Represents less than 1% of each class of security beneficially owned.

(1)
The information in this table is based on information supplied directly to Argo Group by executive officers and directors. Shares beneficially owned by a person include shares to which the person has the right to acquire beneficial ownership within 60 days of the Record Date. Unless otherwise indicated in the footnotes below, the persons and entities named in this table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

(2)
Includes the following restricted shares that will vest within 60 days after March 16, 2023: Mr. Bailey —  2,266, Ms. Lehane — 2,266, Mr. Liss — 2,266, Ms. McFate — 2,266 and Mr. Ramji — 2,266.

(3)
Mr. Bradley is also an executive officer. Mr. Rehnberg went on medical leave from his role as Chief Executive Officer and as director beginning on March 2, 2022, and permanently resigned from such positions on June 23, 2022. Mr. Bradley was appointed as an interim Chief Executive Officer on March 2, 2022 and became Chief Executive Officer on June 23, 2022, upon Mr. Rehnberg’s resignation.

There are no arrangements, known to Argo Group, including any pledge by any person of securities of Argo Group, the operation of which may at a subsequent date result in a change in control of Argo Group, other than the merger agreement between Argo Group and Brookfield Reinsurance.

APPRAISAL RIGHTS
Under Bermuda law, and pursuant to Section 106(2)(b)(ii) of the Companies Act, in the event of a merger of a Bermuda company with another Bermuda company or foreign corporation, a dissenting shareholder of the Bermuda company is entitled to receive fair value for its shares. For purposes of Section 106(2)(b)(i) of the Companies Act, the Argo Group board of directors determined that the fair value for (i) each common share to be $30.00, without interest and less any applicable withholding taxes and (ii) each preferred share (and the related depositary shares) to be the continuation of each such preferred share as a preferred share of Argo Group as the surviving company following the merger, entitled to the same dividend and other relative rights, preferences, limitations and restrictions as are now provided by the certificate of designations of Argo Group’s preferred shares, which certificate of designations will remain at and following the completion of the merger in full force and effect as an obligation of the surviving company in accordance with Section 109(2) of the Companies Act.
In accordance with Section 106(2)(b)(ii) of the Companies Act, a dissenting shareholder is entitled to be paid the fair value of its shares. Any Argo Group shareholder who is not satisfied that it has been offered fair value for its shares and whose shares are not voted in favor of the merger proposal may exercise its appraisal rights under Section 106(6) of the Companies Act to have the fair value of its shares appraised by the Bermuda Court, provided that they otherwise fully comply with the requirements of seeking appraisal under the Companies Act. Persons owning beneficial interests in shares but who are not shareholders of record should note that only persons who are shareholders of record are entitled to make an application for appraisal. Any Argo Group shareholder intending to exercise appraisal rights must file its application for appraisal of the fair value of its shares with the Bermuda Court within one month after the date of the notice convening the special general meeting to approve the merger has been given. The notice delivered with this proxy statement constitutes this notice. There are no statutory rules and limited decisions of the Bermuda Court prescribing in detail the operation of the provisions of the Companies Act governing appraisal rights that are set forth in Section 106 of the Companies Act or the process of appraisal by the Bermuda Court; the Bermuda Court retains considerable discretion as to the precise methodology that it would adopt when determining the fair value of shares in an appraisal application under the Companies Act.
If an Argo Group shareholder votes in favor of the merger proposal at the special general meeting, such shareholder will have no right to apply to the Bermuda Court to appraise the fair value of its shares, and instead, if the merger is consummated, and as discussed in the section of this proxy statement titled “The Merger Agreement — Effects of the Merger,” as applicable, each common share of such shareholder will be canceled and converted into the right to receive the merger consideration and each preferred share of such shareholder will continue as a preferred share of Argo Group as the surviving company following the merger. Voting against the merger, or not voting, will not in itself satisfy the requirements for notice and exercise of a shareholder’s right to apply for appraisal of the fair value of its shares.
A FAILURE OF A DISSENTING SHAREHOLDER TO AFFIRMATIVELY VOTE AGAINST THE MERGER PROPOSAL WILL NOT CONSTITUTE A WAIVER OF ITS RIGHT TO HAVE THE FAIR VALUE OF ITS COMMON SHARES OR PREFERRED SHARES APPRAISED, PROVIDED THAT SUCH SHAREHOLDER DOES NOT VOTE IN FAVOR OF THE MERGER PROPOSAL.
In any case where a registered holder of shares has made an appraisal application, in respect of the shares held by such dissenting shareholder, and the merger has been made effective under Bermuda law before the Bermuda Court’s appraisal of the fair value of such dissenting shares, then the dissenting shareholder will be entitled to receive the consideration and, if the fair value of the dissenting shares is later appraised by the Bermuda Court to be greater than the value of the consideration, such dissenting shareholder will be paid the difference, between the amount paid to him as the consideration and the value appraised by the court within one month of the Bermuda Court’s appraisal.
In any case where the value of the dissenting shares held by a dissenting shareholder is appraised by the Bermuda Court before the merger has been made effective under Bermuda law, then the surviving company will be required to pay the dissenting shareholder within one month of the Bermuda Court’s appraisal an amount equal to the value of the dissenting shares appraised by the Bermuda Court, unless the merger is terminated under the terms of the merger agreement, in which case no payment will be made. However, it is anticipated that the merger would have proceeded prior to the appraisal by the Bermuda Court.

A shareholder that has exercised appraisal rights has no right of appeal from an appraisal made by the Bermuda Court. The responsibility for apportioning the costs of any application to the Bermuda Court under Section 106 of the Companies Act will be in the discretion of the Bermuda Court.
The relevant portion of Section 106 of the Companies Act in relation to appraisal rights is as follows:
“(6)   Any shareholder who did not vote in favor of the amalgamation or merger and who is not satisfied that he has been offered fair value for his shares may within one month of the giving of the notice referred to in subsection (2) apply to the Court to appraise the fair value of his shares.
(6A)   Subject to subsection (6B), within one month of the Court appraising the fair value of any shares under subsection (6) the company shall be entitled either —
(a)   to pay to the dissenting shareholder an amount equal to the value of his shares as appraised by the Court; or
(b)   to terminate the amalgamation or merger in accordance with subsection (7).
(6B)   Where the Court has appraised any shares under subsection (6) and the amalgamation or merger has proceeded prior to the appraisal then, within one month of the Court appraising the value of the shares, if the amount paid to the dissenting shareholder for his shares is less than that appraised by the Court, the amalgamated or surviving company shall pay to such shareholder the difference between the amount paid to him and the value appraised by the Court.
(6C)   No appeal shall lie from an appraisal by the Court under this section.
(6D)   The costs of any application to the Court under this section shall be in the discretion of the Court.
(7)   An amalgamation agreement or merger agreement may provide that at any time before the issue of a certificate of amalgamation or merger the agreement may be terminated by the directors of an amalgamating or merging company, notwithstanding approval of the agreement by the shareholders of all or any of the amalgamating or merging companies.”
SHAREHOLDERS WHO HOLD THEIR SHARES IN BANK OR BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS AND WHO WISH TO EXERCISE APPRAISAL RIGHTS, SHOULD CONSULT WITH THEIR BANKS BROKERAGE FIRMS AND OTHER NOMINEES AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BANK, BROKERAGE FIRM OR OTHER NOMINEE HOLDER TO MAKE A DEMAND FOR APPRAISAL OF THOSE ARGO GROUP COMMON SHARES OR PREFERRED SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BANK, BROKERAGE FIRM AND OTHER NOMINEE MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.
A shareholder who elects to exercise appraisal rights under Section 106(6) of the Companies Act should mail or deliver a written demand to:
Argo Group International Holdings, Ltd.
Attention: Corporate Secretary
Wellesley House
90 Pitts Bay Road
Pembroke HM 08, Bermuda

DELISTING AND DEREGISTRATION OF ARGO GROUP SHARES
If the merger is completed, we expect that Argo Group’s common shares will be delisted from the NYSE and we will no longer file periodic reports with the SEC on account of Argo Group’s common shares. However, we will continue to make securities filings with respect to our publicly-held depositary shares (representing interests in our preferred shares) to the extent such filings are required under SEC regulations following the completion of the merger. Brookfield Reinsurance may decide, following the merger, to delist the depositary shares from the NYSE, to deregister such depositary shares under the Exchange Act or take other action with respect to the depositary shares and preferred shares.

THE SPECIAL GENERAL MEETING
Date, Time and Place
The special general meeting will take place on April 19, 2023, starting at 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time), at Wellesley House South, W Room (2nd Floor), 90 Pitts Bay Rd., Pembroke HM 08, Bermuda.
Purposes of the Special General Meeting
At the special general meeting, Argo Group shareholders will be asked to consider and vote on each of the following proposals:
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Proposal 1:   to approve the merger agreement, the statutory merger agreement and the merger;

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Proposal 2:   on an advisory (non-binding) basis, to approve the compensation that may be paid or become payable to Argo Group’s named executive officers that is based on or otherwise relates to the merger, as described in this proxy statement; and

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Proposal 3:   to approve an adjournment of the special general meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes to approve the merger proposal at the special general meeting.

Holders of common shares issued and outstanding as of the record date will be entitled to vote on each of the above proposals, whereas holders of preferred shares issued and outstanding as of the record date will be entitled to vote only on Proposal 1 and Proposal 3.
Consummation of the merger is conditioned on, among other things, the approval of Proposal 1 above, but is not conditioned on the approval of Proposals 2 or 3.
The Argo Group board of directors unanimously (1) approved the merger agreement, the statutory merger agreement and the merger, (2) determined that the terms of the merger agreement and the statutory merger are in the best interests of Argo Group, (3) declared the advisability of the merger agreement, the statutory merger agreement and the merger and (4) resolved to recommend approval of the merger, the merger agreement and the statutory merger agreement to Argo Group’s shareholders (subject to the right of the Argo Group board of directors to withdraw, modify or amend such recommendation or terminate the merger agreement in accordance with the terms of the merger agreement). Accordingly, the Argo Group board of directors unanimously recommends that Argo Group’s shareholders vote “FOR” the merger proposal, “FOR” the compensation advisory proposal and “FOR” the adjournment proposal.
Record Date
Only shareholders of record, as shown on Argo Group’s register of members, at the close of business on March 16, 2023, the record date for the special general meeting, will be entitled to notice of, and to vote at, the special general meeting or any adjournment or postponement thereof. As of March 16, 2023, the record date for the special general meeting, there were 35,097,821 common shares issued and outstanding and 6,000 preferred shares issued and outstanding.
Quorum
Pursuant to Argo Group’s Bye-Laws, a majority of the outstanding shares carrying the right to vote, present in person or represented by proxy, constitute a quorum for the transaction of business at the special general meeting.
Each common share and each preferred share carries the right to vote on the merger proposal and the adjournment proposal. Accordingly, the quorum required at the special general meeting to consider the merger proposal and the adjournment proposal is the presence in person or represented by proxy of shareholders representing in excess of 50% of the total voting power of all outstanding common shares and preferred shares, voting as one class, as of the record date. Only common shares carry the right to vote on the compensation advisory proposal. Accordingly, the quorum required at the special general meeting to consider the compensation advisory proposal is the presence in person or represented by proxy of shareholders representing in excess of 50% of the total voting power of all common shares as of the record date.
Required Vote
The approval of the merger proposal requires the affirmative vote of a majority of the voting power of the outstanding common shares and preferred shares, voting as one class, that are entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws.
The approval of the compensation advisory proposal requires the affirmative vote of a majority of the votes cast by holders of common shares that are present in person or represented by proxy and entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws.
The approval of the adjournment proposal requires the affirmative vote of a majority of the voting power of holders of common shares and preferred shares, voting as one class, that are present in person or represented by proxy and entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws.
Voting Securities
Except as provided below, holders of common shares have one vote for each common share held by them as of the record date and are entitled to vote all common shares held by them as of the record date on all the proposals voted on at the special general meeting or any adjournment thereof.
Each depositary share represents a 1/1,000th interest in a preferred share. Therefore, holders of depositary shares will be entitled to 1/1,000th of a vote per share of the preferred shares. Holders of depositary shares must act through the depositary to exercise any voting rights in respect of the depositary shares. Although each depositary share is entitled to 1/1,000th of a vote, the depositary can only vote whole shares of preferred shares. Holders of preferred shares, which underlie the depositary shares, are entitled to vote only on the merger proposal and the adjournment proposal.
The depositary will mail (or otherwise transmit by an authorized method) the information contained in this proxy statement to the record holders of the depositary shares relating to the preferred shares. Each holder of the depositary shares on the record date, which will be the same date as the record date for the preferred shares, may instruct the depositary to vote the number of the preferred shares votes represented by the holder’s depositary shares. To the extent possible, the depositary will vote the number of the preferred shares votes represented by depositary shares in accordance with the instructions it receives. If you hold depositary shares, you must submit a voting instruction form no later than 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 13, 2023.
Argo Group will take all reasonable actions that the depositary determines are necessary to enable the depositary to vote as instructed. In the absence of specific instructions from certain holders of depositary shares, the depositary will vote, to the extent permitted by the rules of the NYSE the shares represented by such depositary shares proportionately with votes cast pursuant to instructions received from the other holders.
Under Argo Group’s Bye-Laws, no “U.S. Person” (as that term is defined in Argo Group’s Bye-Laws) that owns Argo Group shares directly, or indirectly through foreign entities, is entitled to exercise voting power on a matter (either directly or through a person whose ownership of shares in us is attributed to such U.S. Person) to the extent such voting power equals or exceeds 9.5% of the votes conferred on all of Argo Group shares entitled to vote on such matter, after taking into consideration all votes held by such U.S. Person directly or through attribution. Pursuant to Argo Group’s Bye-Laws, if there is any U.S. Person which had voting power which equaled or exceeded 9.5% of such shares and so could be considered a “9.5% U.S. Member” (as that term is defined in Argo Group’s Bye-Laws) as of the record date, the voting power of all shares will be adjusted (and will be automatically adjusted in the future) to the extent necessary so that there will be no such 9.5% U.S. Member.
If your shares are held in “street name” by your bank, broker or other nominee, you should instruct your bank, broker or other nominee how to vote your shares using the instructions provided by your bank, broker or other nominee.

If you fail to submit a proxy or to attend and vote in person at the special general meeting and you are a record holder, your shares will not be counted for purposes of quorum or as votes cast at the special general meeting. If your shares are held in “street name” and you do not provide your bank, broker or other nominee with voting instructions, your shares will not be voted. If you choose to vote in person at the special general meeting and your shares are held in “street name,” you must first obtain a legal proxy form from your broker, bank or other nominee and bring such executed form with you to the meeting.
Abstentions and “Broker Non-Votes”
Abstentions will be counted toward the presence of a quorum at the special general meeting. Because all proposals presented to shareholders will be considered non-discretionary, your broker, bank or other nominee will not have discretionary authority to vote your shares on any of the proposals without your instructions and accordingly, there will not be any broker non-votes at the special general meeting. Broker non-votes (if any) will not be considered present for the purposes of establishing a quorum and will not count as votes cast at the special general meeting.
Because approval of the merger proposal requires the affirmative vote of a majority of the voting power of the outstanding common shares and preferred shares, voting as one class, that are entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws (assuming a quorum is present), an abstention will have the effect of a vote against the merger proposal. Because approval of the compensation advisory proposal requires the affirmative vote of a majority of the votes cast by holders of common shares that are present in person or represented by proxy and entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws (assuming a quorum is present), an abstention with respect to the compensation advisory proposal will not have the effect of a vote for or against the compensation advisory proposal, but will reduce the number of votes cast and therefore increase the relative influence of those shareholders voting. Because approval of the adjournment proposal requires the affirmative vote of a majority of the outstanding voting power of the common shares and preferred shares, voting as one class, that are present in person or represented by proxy and entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws, an abstention with respect to the adjournment proposal will have the effect of a vote against the adjournment proposal, but common shares or preferred shares deemed not in attendance at the special general meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee, will have no effect on the outcome of the adjournment proposal.
Revocation of Proxies
Holders of record may revoke a submitted proxy prior to its exercise at the special general meeting, or any adjournment thereof, in any of the following ways: (1) submitting a later dated vote by telephone or through the Internet in a timely manner (and in any event no later than 48 hours prior to the time of the commencement of the special general meeting); that is, by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023; (2) submitting a valid, later dated proxy card in a timely manner that is received no later than 48 hours prior to the time of the commencement of the special general meeting; that is, by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023; (3) giving written notice of such revocation to Argo Group’s corporate secretary (at Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda), which written notice is received at least 48 hours prior to the time of the commencement of the special general meeting; that is, by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023; or (4) attending and voting at the special general meeting, or any adjournment thereof (although attendance at the meeting will not by itself revoke a proxy).
If your shares are held in “street name” by your bank, broker or other nominee, please follow the instructions provided by your bank, broker or other nominee as to how to revoke your previously provided voting instructions.

Questions and Additional Information
If you have more questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call Innisfree M&A Incorporated, our proxy solicitor. Shareholders in the U.S. and Canada may call toll-free at +1 (877) 750-9496. Banks and brokers may call collect at +1 (212) 750-5833.

PROPOSAL 1 — APPROVAL OF THE MERGER PROPOSAL
In this proposal, Argo Group is asking its shareholders to approve the merger agreement, the statutory merger agreement and the merger. Approval of this proposal is a condition to consummation of the merger.
The Argo Group board of directors unanimously (1) approved the merger agreement, the statutory merger agreement and the merger, (2) determined that the terms of the merger agreement and the statutory merger are in the best interests of Argo Group, (3) declared the advisability of the merger agreement, the statutory merger agreement and the merger and (4) resolved to recommend approval of the merger, the merger agreement and the statutory merger agreement to Argo Group’s shareholders (subject to the right of the Argo Group board of directors to withdraw, modify or amend such recommendation or terminate the merger agreement in accordance with the terms of the merger agreement).
Each common share and each preferred share issued and outstanding as of the record date will carry the right to vote on this proposal. Holders of common shares and preferred shares will vote on the merger proposal as one class.
The approval of the merger proposal requires the affirmative vote of a majority of the voting power of the outstanding common shares and preferred shares, voting as one class, that are entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws.
The Argo Group board of directors unanimously recommends a vote “FOR”
Proposal 1.

PROPOSAL 2 — APPROVAL OF THE COMPENSATION ADVISORY PROPOSAL
Argo Group is providing the holders of common shares with the opportunity to cast an advisory (non-binding) vote to approve the “golden parachute” compensation payments that will or may be made to Argo Group’s named executive officers that is based on or otherwise relates to the merger, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21(c) under the Exchange Act. This proposal, commonly known as “say-on-golden parachute,” gives the holders of common shares the opportunity to vote on an advisory (non-binding) basis on the “golden parachute” compensation payments that will or may be paid by Argo Group to Argo Group’s named executive officers that is based on or otherwise relates to the merger.
The “golden parachute” compensation that Argo Group’s named executive officers may be entitled to receive that is based on or otherwise relates to the merger is summarized in the table titled “Golden Parachute Compensation,” which can be found in the section of this proxy statement titled “The Merger — Interests of Argo Group’s Directors and Executive Officers in the Merger — Merger Related Compensation for Argo Group Named Executive Officers.” Such summary, in table form, includes all compensation and benefits that may or will be paid to Argo Group’s named executive officers that is based on or otherwise relates to the merger.
The Argo Group board of directors encourages you to review carefully the “golden parachute” compensation information disclosed in this proxy statement.
The Argo Group board of directors unanimously recommends that the holders of common shares approve the following resolution on a non-binding advisory basis:
“RESOLVED, that the holders of common shares approve, on an advisory (non-binding) basis, the compensation that will or may become payable by Argo Group to its named executive officers that is based on or otherwise relates to the merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation table and the related narrative disclosures.”
Only common shares issued and outstanding on the record date will carry the right to vote on this proposal.
The vote on the compensation advisory proposal is a vote separate and apart from the vote on the merger proposal. Since the vote on the compensation advisory proposal is advisory only, it will not be binding on either Brookfield Reinsurance or Argo Group. Accordingly, if the merger proposal is approved and the merger is consummated, the compensation payments that are contractually required to be paid to Argo Group’s named executive officers will or may be paid, subject only to the conditions applicable thereto, regardless of the outcome of the advisory (non-binding) vote of the holders of common shares.
Each common share issued and outstanding as of the record date will carry the right to vote on the compensation advisory proposal.
The approval of the compensation advisory proposal requires the affirmative vote of a majority of the votes cast by holders of common shares that are present in person or represented by proxy and entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws.
Approval of this proposal is not a condition to consummation of the merger.
The Argo Group board of directors unanimously recommends a vote “FOR”
Proposal 2.

PROPOSAL 3 — APPROVAL OF THE ADJOURNMENT PROPOSAL
The special general meeting may be adjourned to another time or place, if necessary or appropriate, to permit, among other things, further solicitation of proxies if necessary to obtain additional votes in favor of the merger proposal.
If, at the special general meeting, the number of common shares present in person or represented by proxy and voting in favor of the merger proposal is insufficient to approve such proposals, Argo Group intends to move to adjourn the special general meeting in order to solicit additional proxies for the approval of the merger proposal. Argo Group does not intend to call a vote on this proposal if the merger proposal has been approved at the special general meeting.
In this proposal, Argo Group is asking its shareholders to authorize the holder of any proxy solicited by the Argo Group board of directors to vote in favor of granting discretionary authority to proxy holders, and each of them individually, to adjourn the special general meeting to another time and place for the purpose of soliciting additional proxies. If Argo Group shareholders approve this adjournment proposal, Argo Group could adjourn the special general meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Argo Group shareholders who have previously voted.
Each common share and each preferred share issued and outstanding as of the record date will carry the right to vote on the adjournment proposal. Holders of common shares and preferred shares will vote on the adjournment proposal as one class.
The approval of the adjournment proposal requires the affirmative vote of a majority of the voting power of holders of common shares and preferred shares, voting as one class, that are present in person or represented by proxy and entitled to vote at the special general meeting in accordance with Argo Group’s Bye-Laws.
Approval of this proposal is not a condition to consummation of the merger.
The Argo Group board of directors unanimously recommends a vote “FOR”
Proposal 3.

U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a general summary of the U.S. federal income tax considerations of the merger applicable to U.S. holders of common shares and U.S. holders of preferred shares.
The following discussion is based upon the Code, U.S. Treasury regulations, judicial authorities, published positions of the U.S. Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect on the date of this proxy statement and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. holders that hold their common shares or preferred shares as capital assets for U.S. federal income tax purposes (generally, property held for investment purposes). This discussion does not address all of the tax consequences that may be relevant to a particular shareholder, such as the application of the Medicare contribution tax on certain net investment income or the alternative minimum tax, or to shareholders that are subject to special treatment under U.S. federal income tax laws, such as:
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financial institutions;

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mutual funds;

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tax-exempt organizations;

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insurance companies;

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regulated investment companies and real estate investment trusts;

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S corporations, partnerships or other pass-through entities (and investors in such entities);

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shareholders that hold an interest in an entity that holds common shares or preferred shares;

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dealers in securities or currencies;

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traders in securities who elect the mark-to-market method of accounting for their securities;

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shareholders that hold their common shares or preferred shares as part of a “straddle,” “conversion transaction” or other integrated transaction;

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shareholders who acquired their common shares or preferred shares pursuant to the exercise of employee share options or otherwise in connection with the performance of services;

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shareholders who have a functional currency other than the United States dollar;

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shareholders who own, or have owned, directly, indirectly or constructively, 10% or more of the total combined voting power or value of all classes of issued and outstanding stock of Argo Group;

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Brookfield Reinsurance and any of its affiliates;

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shareholders who own or will acquire shares of stock in Brookfield Reinsurance;

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shareholders who are not U.S. holders; and

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shareholders who exercise their appraisal rights.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is an Argo Group shareholder, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding common shares or preferred shares should consult its own tax advisor with respect to the tax consequences of the merger.
This discussion does not address tax considerations under U.S. state, local and non-U.S. laws or other U.S. federal taxes (such as gift or estate taxes).
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of common shares or preferred shares that is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (iv) a trust that (A) is subject to the primary supervision of a court within the United States and the authority of one or more U.S. persons to control all substantial decisions of the trust or (B) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
Holders of common shares and holders of preferred shares are urged to consult their own tax advisors as to the particular U.S. federal income tax consequences of the transaction to them, as well as any tax consequences arising under any U.S. state, local and non-U.S. tax laws or any other U.S. federal tax laws.
Tax Considerations for U.S. Holders of Common Shares of the Merger
Tax Consequences of the Merger, Generally
The exchange of common shares for the merger consideration pursuant to the merger agreement will be a taxable transaction for U.S. federal income tax purposes. Subject to the discussion titled “— Passive Foreign Investment Company,” a U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes upon the receipt of the merger consideration in exchange for common shares in an amount equal to the difference, if any, between the cash received and the U.S. holder’s adjusted tax basis in the common shares exchanged. Subject to the discussion titled “— Related Person Insurance Income,” such gain or loss will be capital gain or loss and will be long-term capital gain or loss provided that a U.S. holder’s holding period for such common shares exceeds one year on the date of the exchange. Long-term capital gains recognized by certain non-corporate holders, including individuals, are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to certain limitations. Any such capital gain or loss recognized by U.S. holders generally will be treated as U.S.-source gain or loss.
If a U.S. holder acquired different blocks of common shares at different times or at different prices, such U.S. holder must determine its, his or her gain or loss, adjusted tax basis and holding period separately with respect to each block of common shares.
Passive Foreign Investment Company (“PFIC”)
In general, a foreign corporation will be treated as a PFIC during a given year if either (1) 75% or more of its gross income constitutes passive income or (2) 50% or more of its assets produce, or are held for the production of, passive income (“passive assets”). For these purposes, passive income includes interest, dividends and other investment income, with certain exceptions, and certain look-through rules apply with respect to interests in subsidiaries. However, under an “active insurance” exception in the Code and applicable regulations, passive income does not include any income derived in the active conduct of an insurance business by a qualifying insurance corporation (“QIC”) or any income of a qualifying domestic insurance corporation (“QDIC”), and passive assets do not include assets of a QIC available to satisfy liabilities of the QIC related to its insurance business, if the QIC is engaged in the active conduct of an insurance business, or assets of a QDIC.
Argo Group does not believe that it is, or ever has been, a PFIC. This is based in part on the belief that the income and assets of certain of Argo Group’s subsidiaries qualifies for the active insurance exception. The statute commonly known as the Tax Cuts and Jobs Act of 2017 (Public Law No: 115-97) modified certain provisions relating to PFIC status that makes it more difficult for a non-U.S. insurance company to qualify under the above-mentioned active insurance exception. Although Argo Group believes that it has qualified for the active insurance exception as amended, we cannot assure you that the IRS will agree with this conclusion. In addition, the determination of PFIC status is factual in nature, depends on the application of complex U.S. federal income tax rules that are subject to differing interpretations, and generally cannot be determined until the close of the taxable year in question. Accordingly, there can be no assurance that Argo Group is or was not a PFIC for its current or any prior taxable year.
If Argo Group were a PFIC for the taxable year of the merger or any prior taxable year in which the U.S. holder held common shares, unless the U.S. holder had certain timely and effective elections in place with respect to their common shares, any gain recognized by a U.S. holder on the exchange of common shares for the merger consideration pursuant to the merger generally would be allocated ratably over such U.S. holder’s holding period for the common shares. The amount allocated to the taxable year of the merger and to any taxable year before Argo Group became a PFIC would be treated as ordinary income. The amount allocated to each other taxable year would be subject to tax at the highest rate in effect for that year and the interest charge generally applicable to underpayments of tax would be imposed on the resulting tax attributable to such year. U.S. holders with a valid mark-to-market election in effect with respect to their common shares should consult their own tax advisors as to the tax consequences of the merger to them in light of such election.
If Argo Group is a PFIC for the taxable year of the merger or has been a PFIC during any prior year in which a U.S. holder held common shares, a U.S. holder generally would be required to file IRS Form 8621 with respect to the common shares. The PFIC rules are complex, and each U.S. holder should consult their own tax advisors regarding the classification of Argo Group as a PFIC, and the effect of the PFIC rules on such U.S. holder.
Related Person Insurance Income (“RPII”)
Certain U.S. federal income tax rules commonly known as RPII generally provide that, among other things, if a U.S. person disposes of shares in an insurance company that is a controlled foreign corporation (“CFC”) for RPII purposes, any gain from the disposition will be treated as ordinary income to the extent of the U.S. person’s share of the corporation’s undistributed earnings and profits that were accumulated during the period that the U.S. person owned the shares and not previously subject to tax under the CFC rules (whether or not such earnings and profits are attributable to insurance income that is treated as RPII). In addition, such U.S. person will be required to comply with certain reporting requirements, regardless of the number of shares owned by the U.S. person.
There is a strong argument that these RPII rules do not apply to the disposition by U.S. holders of common shares in the merger because Argo Group is a holding company and is not itself an insurance company or directly engaged in the insurance business. The RPII provisions, however, have never been interpreted by the courts or the U.S. Treasury in final regulations. Accordingly, the application of the RPII rules to the merger is uncertain. U.S. holders are urged to consult their own tax advisors as to the application of the RPII rules to the merger and the receipt of the merger consideration.
Backup Withholding and Information Reporting
A U.S. holder of common shares may be subject to information reporting and backup withholding with respect to the amount of cash received in the merger. A U.S. holder may be subject to backup withholding unless the U.S. holder is an exempt recipient and, when required, demonstrates this fact or provides a taxpayer identification number, makes certain certifications on IRS Form W-9, and otherwise complies with the applicable requirements. A U.S. holder that does not provide its correct taxpayer identification number may also be subject to penalties imposed by the IRS.
Backup withholding is not an additional tax. Any amount withheld under the backup withholding rules will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Tax Considerations for U.S. Holders of Preferred Shares of the Merger
The continuation of preferred shares as preferred shares of Argo Group as the surviving company following the merger will not be a taxable event for U.S. federal income tax purposes. U.S. holders of preferred shares will not recognize any income, gain or loss upon the continuation of their preferred shares as preferred shares of Argo Group as the surviving company following the merger, and will retain an adjusted tax basis and holding period in their surviving company preferred shares equal to the adjusted tax basis and holding period such U.S. holder had in their preferred shares prior to the merger.

SHAREHOLDER PROPOSALS
If the merger proposal is approved by Argo Group’s shareholders and the merger is completed, Argo Group will not hold an annual general meeting in 2023 (the “annual general meeting”). If the merger is not completed in 2023 for any reason, Argo Group will hold an annual general meeting in 2023 as required by Bermuda law.
As described in our annual proxy statement for the 2022 annual general meeting filed on October 31, 2022, and under SEC rules and our Bye-Laws, shareholders must follow certain prescribed procedures to introduce an item of business at an annual general meeting. Each of the deadlines below assumes that the 2023 annual general meeting of shareholders will be held on December 15, 2023 (if a meeting is held), and is subject to change if the 2023 annual general meeting is held on a different date. In the event that Argo Group determines to hold the 2023 annual general meeting on a date other than December 15, 2023, Argo Group will publicly announce such date and the new deadlines for the matters described below to its shareholders.
Under these procedures, if a shareholder desires to present a proposal for inclusion in Argo Group’s 2023 proxy statement, such shareholder must submit the proposal in writing to us not later than June 30, 2023, which is 120 days before the anniversary of the date Argo Group mailed its proxy statement to shareholders for the 2022 annual general meeting. If the date of the 2023 annual general meeting is changed by more than 30 days from the date of the 2022 annual general meeting, such proposals must be submitted in writing to Argo Group a reasonable amount of time before Argo Group begins to print and send its proxy materials. Proposals must comply with the proxy rules relating to shareholder proposals, in particular Rule 14a-8 under the Exchange Act, to be included in Argo Group’s 2023 proxy materials.
Shareholders who wish to submit a proposal or director nomination for consideration at Argo Group’s 2023 annual general meeting, but who do not wish to submit a proposal for inclusion in Argo Group’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, should deliver a copy of their proposal or nomination to us for receipt not later than 60 days prior to the date of our 2023 annual general meeting (such deadline currently expected to be on or about October 16, 2023). Any such notice must also meet certain other requirements specified in our Bye-Laws. In addition to satisfying the foregoing requirements under our Bye-Laws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Argo Group’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 16, 2023.
In addition to satisfying the requirements under our Bye-Laws with respect to advance notice of any nomination, any shareholder that intends to solicit proxies in support of director nominees other than Argo Group’s director nominees in accordance with Rule 14a-19 must provide notice to Argo Group at the address below no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting or 60 calendar days prior to the date of the 2023 annual general meeting if the meeting date has changed more than 30 days from the date of this year’s annual general meeting (such deadline currently expected to be on or about October 16, 2023). Any such notice of intent to solicit proxies must comply with all the requirements of Rule 14a-19.
In each case, the notices described above should be delivered to Argo Group International Holdings, Ltd. c/o Allison D. Kiene, General Counsel and Secretary, Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda.
You may obtain a copy of the Argo Group’s Bye-Laws by writing to our Secretary at the above address.

WHERE YOU CAN FIND MORE INFORMATION
Argo Group files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy any reports, statements or other information that Argo Group files with the SEC at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at +1 (800) SEC-0330 for further information on the operation of the public reference room. These SEC filings are also available to the public from the Internet website maintained by the SEC at www.sec.gov.
If you are an Argo Group shareholder, some of the documents previously filed with the SEC may have been sent to you, but you can also obtain any of them through Argo Group, the SEC or the SEC’s Internet website as described above. Documents filed with the SEC are available from Argo Group without charge, excluding all exhibits, except that, if Argo Group has specifically incorporated by reference an exhibit in this proxy statement, the exhibit will also be provided without charge.
You may obtain documents filed by Argo Group with the SEC by requesting them in writing or by telephone from the following addresses:
Argo Group Investor Relations
Wellesley House
90 Pitts Bay Road
Pembroke HM 08, Bermuda
Telephone: 441-296-5858
If you would like to request documents, in order to ensure timely delivery, you must do so at least five business days before the date of the applicable special general meeting. This means you must request this information no later than April 12, 2023 if you are an Argo Group shareholder. Argo Group will mail promptly requested documents to requesting shareholders by first-class mail, or another equally prompt means.
You can also get more information by visiting Argo Group’s website at www.argolimited.com.
The SEC allows Argo Group to “incorporate by reference” information in this proxy statement, which means that Argo Group can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this proxy statement, except for any information that is superseded by information included directly in this proxy statement.
The documents listed below that Argo Group has previously filed with the SEC are incorporated by reference into this proxy statement. They contain important business and financial information about Argo Group:
Annual Report on Form 10-K	For the fiscal year ended December 31, 2022, filed with the SEC on March 6, 2023.
Quarterly Reports on Form 10-Q
For the quarterly period ended September 30, 2022, filed with the SEC on: November 9, 2022, for the quarterly period ended June 30, 2022, filed with the SEC on August 9, 2022, for the quarterly period ended March 31, 2022, filed with the SEC on May 6, 2022.

Current Reports on Form 8-K	Filed with the SEC on: February 13, 2023, February 8, 2023, and February 3, 2023.
Definitive Proxy Statement on Schedule 14A	For the December 15, 2022 annual general meeting of shareholders, filed with the SEC on October 31, 2022.
Argo Group also hereby incorporates by reference any additional documents that Argo Group may file with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this proxy statement to the date of the special general meeting. Nothing in this proxy statement shall be deemed to incorporate information furnished but not filed with the SEC.

Argo Group has supplied all of the information contained or incorporated by reference into this proxy statement relating to Argo Group and Brookfield Reinsurance has supplied all of the information contained or incorporated by reference into this proxy statement relating to Brookfield Reinsurance and Merger Sub.
In the event of conflicting information in this proxy statement in comparison to any document incorporated by reference into this proxy statement, or among documents incorporated by reference, the information in the latest filed document controls.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROXY STATEMENT IN DECIDING HOW TO VOTE YOUR COMMON SHARES AND PREFERRED SHARES. ARGO GROUP HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT DIFFERS FROM THAT CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MARCH 20, 2023. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO ARGO GROUP SHAREHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.
This proxy statement contains a description of the representations, warranties and covenants of Argo Group, Brookfield Reinsurance and Merger Sub contained in the merger agreement, which have been made solely for the benefit of the parties thereto and not any other person. In addition, such representations, warranties and covenants (i) have been made only for purposes of the merger agreement, (ii) have been qualified by (a) matters specifically disclosed in any report, schedule, form, statement or other document (including exhibits) filed with, or furnished to, the SEC by Argo Group or by Brookfield Reinsurance and publicly available at least 3 business days prior to February 8, 2023 and (b) confidential disclosures made in the disclosure letters delivered in connection with the merger agreement, (iii) are subject to materiality qualifications contained in the merger agreement that may differ from what may be viewed as material by investors, (iv) were made only as of the date of the merger agreement or such other date as is specified in the merger agreement and (v) have been included in the merger agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, these materials are included with this filing only to provide investors with information regarding the terms of the merger agreement, and not to provide investors with any factual or other information regarding Argo Group, Brookfield Reinsurance, Merger Sub or their respective subsidiaries or affiliates. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Argo Group, Brookfield Reinsurance, Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties and interim operating covenants may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in Argo Group’s public disclosures.

ANNEX A
EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER
by and among
ARGO GROUP INTERNATIONAL HOLDINGS, LTD.
BROOKFIELD REINSURANCE LTD.
and
BNRE BERMUDA MERGER SUB LTD.
Dated as of February 8, 2023

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of February 8, 2023, is by and among Argo Group International Holdings, Ltd., a Bermuda exempted company limited by shares (the “Company”), Brookfield Reinsurance Ltd., a Bermuda exempted company limited by shares (“Parent”), and BNRE Bermuda Merger Sub Ltd., a Bermuda exempted company limited by shares and a wholly owned Subsidiary of Parent (“Merger Sub”). The Company, Parent and Merger Sub are each referred to in this Agreement as a “party” and collectively as the “parties.”
WHEREAS, the Board of Directors of each of Parent (the “Parent Board”) and Merger Sub (the “Merger Sub Board”) has unanimously (i) approved this Agreement, the Statutory Merger Agreement and the transactions provided for herein in which Merger Sub will, subject to the terms and conditions set forth herein and in the Statutory Merger Agreement, merge with and into the Company, with the Company surviving such merger (the “Merger”), so that immediately following the Merger, the Company will be a wholly owned Subsidiary of Parent, (ii) determined that the terms of this Agreement and the Statutory Merger Agreement are in the best interests of Parent or Merger Sub, as applicable and (iii) declared the advisability of this Agreement, the Statutory Merger Agreement and the Merger;
WHEREAS, the Board of Directors of the Company (the “Company Board”) has unanimously (i) determined that the Merger Consideration constitutes fair value for each Company Share in accordance with the Bermuda Companies Act, (ii) determined that the preferred shares of the Surviving Company as described in Section 3.01(d) constitute fair value for each Series A Preferred Share in accordance with the Bermuda Companies Act, (iii) determined that the terms of this Agreement and the Statutory Merger Agreement are in the best interests of the Company and (iv) resolved, subject to Section 6.02, to recommend approval of the Merger, this Agreement and the Statutory Merger Agreement to the Company’s shareholders;
WHEREAS, concurrently with the execution and delivery of this Agreement, as a condition and inducement to the willingness of Parent and the Company to enter into this Agreement, Voce Capital Management LLC is entering into a Voting and Support Agreement with Parent and the Company pursuant to which, among other things, Voce Capital Management LLC has agreed to vote in favor of this Agreement, the Merger and the Statutory Merger Agreement at the Company Shareholders Meeting; and
WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.
NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:
ARTICLE I
DEFINITIONS AND TERMS
Section 1.01   Definitions.   As used in this Agreement, the following terms have the meanings ascribed thereto below:
“Acceptable Confidentiality Agreement” means any confidentiality agreement entered into by the Company from and after the date of this Agreement that contains provisions that are not materially less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement and does not prohibit the Company from complying with its obligations set forth in Section 6.02.
“Action” means any action, suit or proceeding by or before any Governmental Authority.
“Adverse Recommendation Change” has the meaning set forth in Section 6.02(d).
“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by Contract or otherwise. For the avoidance of doubt, for purposes of this Agreement, Parent and its Subsidiaries shall not be deemed Affiliates or portfolio companies of Brookfield.
“Agreement” has the meaning set forth in the preamble.
“AIC” means Argonaut Insurance Company, an Illinois insurance company.
“AIC Plan” has the meaning set forth in Section 6.01(d).
“Annual Bonus” has the meaning set forth in Section 6.09(f).
“Anti-Bribery Legislation” means all and any of the following: the U.S. Foreign Corrupt Practices Act of 1977; the Organisation for Economic Cooperation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and related implementing legislation; the relevant common law or legislation in England and Wales relating to bribery and/or corruption, including the Public Bodies Corrupt Practices Act 1889, the Prevention of Corruption Act 1906 as supplemented by the Prevention of Corruption Act 1916 and the Anti-Terrorism, Crime and Security Act 2001, the Bribery Act 2010, the Proceeds of Crime Act 2002, the Bermuda Bribery Act 2016 and any other applicable anti-bribery or anti-corruption related provisions in criminal and anti-competition Laws and/or other applicable Laws relating to bribery or corruption.
“Antitrust Laws” means the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act, all applicable non-U.S. antitrust Laws and all other applicable Laws issued by a Governmental Authority that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.
“Applicable SAP” means, with respect to any Company Insurance Subsidiary, the applicable statutory accounting principles (or local equivalents in the applicable jurisdiction) prescribed or permitted by the applicable Insurance Regulator under the Insurance Law of such Company Insurance Subsidiary’s domiciliary jurisdiction.
“Appraisal Withdrawal” has the meaning set forth in Section 3.04(b).
“Appraised Fair Value” has the meaning set forth in Section 3.04(a).
“Bankruptcy and Equity Exception” has the meaning set forth in Section 4.03(a).
“Bermuda Companies Act” means the Bermuda Companies Act 1981.
“Book-Entry Share” has the meaning set forth in Section 3.01(c).
“Brookfield” means, collectively, Brookfield Corporation, a corporation organized under the laws of Ontario, Canada (formerly known as Brookfield Asset Management, Inc.), and Brookfield Asset Management Ltd., a corporation organized under the laws of British Columbia, and each of their respective Affiliates as well as any one or more Persons who succeeds, whether by merger, amalgamation, acquisition or other legal means of succession, to all or substantially all of the business or assets of any of the foregoing.
“Burdensome Condition” has the meaning set forth in Section 6.04(e).
“business day” means any day except a Saturday, a Sunday or other day on which the SEC or banks in the City of New York, the City of Toronto, Canada or Bermuda are authorized or required by applicable Law to be closed.
“Cap Amount” has the meaning set forth in Section 6.07(c).
“Capitalization Date” has the meaning set forth in Section 4.02(a).
“Certificate” has the meaning set forth in Section 3.01(c).
“Certificate of Merger” has the meaning set forth in Section 2.02.
“Claim” has the meaning set forth in Section 6.07(b).

“Closing” has the meaning set forth in Section 2.06.
“Closing Date” has the meaning set forth in Section 2.06.
“Code” has the meaning set forth in Section 3.02(g).
“Company” has the meaning set forth in the preamble.
“Company Acquisition Agreement” has the meaning set forth in Section 6.02(d).
“Company Award” means a Company Restricted Share or Company SAR, as applicable.
“Company Board” has the meaning set forth in the recitals.
“Company Board Recommendation” has the meaning set forth in Section 4.03(b).
“Company Book-Entry Shares” has the meaning set forth in Section 3.02(b).
“Company Bye-Laws” means the Company’s Amended and Restated Bye-Laws, as amended up to and including the date of this Agreement.
“Company Charter” means the Company’s Amended and Restated Memorandum of Association, as amended up to and including the date of this Agreement.
“Company Disclosure Letter” has the meaning set forth in Article IV.
“Company Employee” has the meaning set forth in Section 6.09(a).
“Company ESPP” has the meaning set forth in Section 3.03(c).
“Company Insurance Approvals” has the meaning set forth in Section 4.04.
“Company Insurance Policies” has the meaning set forth in Section 4.17(b).
“Company Insurance Subsidiary” means each Subsidiary of the Company that conducts the business of insurance or reinsurance.
“Company Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company and its Subsidiaries.
“Company Lease” has the meaning set forth in Section 4.15(b).
“Company Material Adverse Effect” means any effect, change, event, circumstance or development that, individually or in the aggregate with all other effects, changes, events, circumstances, developments or states of facts, has or would reasonably be expected to have a material adverse effect on the business, assets, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole; provided, however, that in no event shall any of the following, or any effect, change, event, circumstance or development arising out of, or resulting from, the following, constitute or be taken into account, individually or in the aggregate, in determining whether a Company Material Adverse Effect has occurred or may occur (except to the extent contemplated by the proviso at the end of this definition): (a) effects, changes or events generally affecting the insurance, reinsurance or risk management industries in the geographic regions or product markets in which the Company and its Subsidiaries operate or underwrite insurance or reinsurance or manage risk, (b) general economic or regulatory, legislative or political conditions or securities, credit, financial or other capital markets conditions in any jurisdiction, (c) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood that the effect, change, event, circumstance or development giving rise or contributing to such failure that are not otherwise excluded pursuant to another clause of this definition may be deemed to constitute or be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect), (d) geopolitical conditions, the outbreak or escalation of hostilities, any acts of war (whether or not declared) (including with respect to the Russian Federation and Ukraine or any matter arising therefrom), sabotage, terrorism (including cyber-terrorism), man-made disaster, epidemics, pandemics or disease outbreaks (including COVID-19 or any COVID Measures) or any escalation or worsening of any of the foregoing, (e) any volcano, tsunami, hurricane, tornado, windstorm, flood, earthquake, wildfire or other natural disaster or any conditions resulting from such natural disasters (including increases in liabilities under or in connection with insurance or reinsurance Contracts to which the Company or any of its Subsidiaries is a party arising from such a natural disaster), (f) the negotiation, execution and delivery of this Agreement or the public announcement, pendency or performance of the Transactions, including the impact thereof on the relationships of the Company or any of its Subsidiaries with employees, customers, insureds, cedants, policyholders, brokers, agents, financing sources, business partners, service providers, Governmental Authorities or reinsurance providers, and including any Action with respect to the Transactions, (g) any change or announcement of a potential change, in and of itself, in the Company’s or any of its Subsidiaries’ credit, financial strength or claims paying ratings or the ratings of any of the Company’s or its Subsidiaries’ businesses (it being understood that the effect, change, event, circumstance or development giving rise or contributing to such ratings that are not otherwise excluded pursuant to another clause of this definition may be deemed to constitute or be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect), (h) any change, in and of itself, in the market price, ratings or trading volume of the Company’s or any of its Subsidiaries’ securities (it being understood that the effect, change, event, circumstance or development giving rise or contributing to such change that are not otherwise excluded pursuant to another clause of this definition may be deemed to constitute or be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect), (i) any change in applicable Law (including COVID Measures), GAAP (or interpretation or enforcement thereof) or in Applicable SAP (or interpretation or enforcement thereof), including accounting and financial reporting pronouncements by the SEC, the National Association of Insurance Commissioners, any Insurance Regulator and the FASB or rating agency methodology or (j) any action required to be taken by the Company, or that the Company is required to cause one of its Subsidiaries to take, pursuant to, or any failure of the Company or any of its Subsidiaries to take an action prohibited by (but only if Parent has refused, after a timely request by the Company, to provide a waiver to the applicable prohibition in this Agreement), the terms of this Agreement; provided, further, however, that any effect, change, event, circumstance or development referred to in clause (a), (b), (d), (e) or (i) may be taken into account in determining whether or not there has been a Company Material Adverse Effect to the extent such effect, change or event has a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other participants engaged primarily in the insurance or reinsurance or risk management industries in the geographic regions or product markets in which the Company and its Subsidiaries operate or underwrite insurance or reinsurance or manage risk (in which case only the incremental disproportionate effect or effects may be taken into account in determining whether or not a Company Material Adverse Effect has occurred).
“Company Notice” has the meaning set forth in Section 6.02(d)(ii).
“Company Organizational Documents” means the Company Charter and the Company Bye-Laws.
“Company Pension Plan” means a Company Plan that is an employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not subject to ERISA).
“Company Plan” means each plan, program, policy, agreement or other arrangement covering current or former directors, officers, employees or natural independent contractors of the Company or any of its Subsidiaries, that is (a) an employee benefit plan within the meaning of Section 3(3) of ERISA (whether or not such plan is subject to ERISA), (b) a Company Pension Plan, (c) a share option, share purchase, share appreciation right, restricted share, restricted share unit or other share-based or equity-based compensation agreement, program or plan, (d) an individual employment, consulting, severance, retention, change-in-control or other similar agreement between such Person and the Company or any of its Subsidiaries or (e) a bonus, incentive, deferred compensation, profit-sharing, retirement, post-retirement, spending or reimbursement account, paid time off, severance or termination pay, benefit or fringe-benefit plan, program, policy, agreement or other arrangement (other than, in each case, any such plan, program, policy, agreement or other arrangement required by applicable Law, sponsored by a Governmental Authority, or that is a “multiemployer plan” (within the meaning of Section 3(37) of ERISA)), whether or not in writing and whether or not funded, in each case, that is sponsored, maintained or contributed to by the Company or any of its Affiliates or with respect to which the Company or any of its Subsidiaries has any actual or contingent liability.
“Company Preferred Share” has the meaning set forth in Section 3.01.

“Company Reinsurance Contracts” has the meaning set forth in Section 4.20(a).
“Company Restricted Share” means a Company Share granted under any Company Share Plan that is subject to vesting restrictions.
“Company Rights” has the meaning set forth in Section 4.02(b).
“Company SAR” means a share appreciation right granted under any Company Share Plan in respect of a Company Share.
“Company SEC Documents” has the meaning set forth in Section 4.05(a).
“Company Securities” has the meaning set forth in Section 4.02(b).
“Company Share Certificates” has the meaning set forth in Section 3.02(b).
“Company Share Plans” means the Company’s 2014 Long-Term Incentive Plan and 2019 Omnibus Incentive Plan, in each case, as may be amended or restated from time to time and, in each case, the outstanding award agreements thereunder.
“Company Shareholders Meeting” has the meaning set forth in Section 6.03(b).
“Company Shares” has the meaning set forth in Section 3.01.
“Company Statutory Statements” has the meaning set forth in Section 4.18(a).
“Company Termination Fee” means a cash amount equal to $37,183,000.
“Compensation Amount” has the meaning set forth in Section 3.03(d).
“Confidentiality Agreement” has the meaning set forth in Section 6.06.
“Consent” means any consent, waiver, approval, license, Permit, order, non-objection or authorization.
“Continuation Period” has the meaning set forth in Section 6.09(a).
“Contract” means, with respect to any Person, any loan or credit agreement, debenture, note, bond, mortgage, indenture, deed, lease, sublease, license, contract or other agreement, to which such Person is a party or by which such Person’s assets or properties are bound.
“COVID-19” means SARS-CoV-2 and its disease commonly known as COVID-19, and any evolutions or additional strains, variations or mutations thereof or any related or associated epidemics, pandemic or disease outbreaks.
“COVID Measures” means (a) any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shutdown, closure, sequester, safety or similar applicable Law, directive, guidelines or recommendations promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the CARES Act and the Families First Coronavirus Response Act, or any other response to COVID-19, and (b) the reversal or discontinuation of any of the foregoing.
“Covered Employee” means any director, officer or employee of the Company and its Subsidiaries whose annual rate of base salary is equal to or greater than $275,000 as of the date of this Agreement.
“Current D&O Insurance” has the meaning set forth in Section 6.07(c).
“Cybersecurity Incident” means unauthorized access to or use or corruption of the IT Systems (including a ransomware or denial-of-service attack), or the unauthorized access, disclosure, use, corruption or loss of Personal Information or other non-public information.
“Disclaiming Person Information” has the meaning set forth in Section 6.04(c) of the Parent Disclosure Letter.

“Dissenting Shares” means Company Shares or Series A Preferred Shares held by a holder of Company Shares or Series A Preferred Shares, respectively, who, as of the Effective Time, (a) did not vote in favor of the Merger, (b) complied with all of the provisions of the Bermuda Companies Act concerning the right of holders of Company Shares or Series A Preferred Shares, as applicable, to require appraisal of their Company Shares or Series A Preferred Shares, as applicable, pursuant to the Bermuda Companies Act and (c) did not fail to exercise such right to appraisal or did not deliver an Appraisal Withdrawal.
“Effective Time” has the meaning set forth in Section 2.02.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” has the meaning set forth in Section 4.10(d).
“ESP” means the Company’s Executive Severance Plan, effective January 1, 2021 and as amended and restated effective April 26, 2022.
“Exchange Act” has the meaning set forth in Section 4.04.
“Exchange Fund” has the meaning set forth in Section 3.02(a).
“Exercise Date” has the meaning set forth in Section 3.03(d).
“FASB” means the Financial Accounting Standards Board.
“Filed SEC Documents” has the meaning set forth in Article IV.
“Filing Person Information” has the meaning set forth in Section 6.04(c) of the Parent Disclosure Letter.
“Final Purchase Period” has the meaning set forth in Section 3.03(c).
“Fraud” means an actual fraud involving a knowing and intentional misrepresentation by a party that resulted in a representation or warranty set forth in Article IV or Article V being materially breached (made with the Knowledge that a representation or warranty set forth in Article IV or Article V was actually breached when made), and made with the express intent of inducing the other party to enter into this Agreement and upon which such other party has relied to its detriment; provided, however, “Fraud” shall not include any fraud claim based on constructive knowledge, negligent misrepresentation or a similar theory.
“GAAP” means generally accepted accounting principles in the United States, consistently applied.
“Goldman Sachs” has the meaning set forth in Section 4.22.
“Governmental Authority” means any government, legislature, political subdivision, court, board, regulatory or administrative agency, self-regulatory agency, commission or authority or other legislative, executive or judicial governmental entity, whether federal, national, provincial, state, local, foreign or multinational.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“Indebtedness” has the meaning set forth in Section 6.01(a)(ii).
“Indemnitee” has the meaning set forth in Section 6.07(a).
“Insurance Law” means all Laws applicable to the business of insurance or reinsurance or the regulation of insurance or reinsurance companies, whether federal, national, provincial, state, local, foreign or multinational, and all applicable orders, directives of, and market conduct recommendations resulting from market conduct examinations of, Insurance Regulators.
“Insurance Regulators” means all Governmental Authorities regulating the business of insurance or reinsurance, or regulating insurance or reinsurance companies, under Insurance Laws.
“Intellectual Property” means all intellectual property rights in any and all jurisdictions worldwide, including all: (a) patents and patent applications, including all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (b) trademarks, service marks, trade names, trade dress, acronyms, tag-lines, slogans, logos, URLs and Internet domain names, social media usernames and other digital identifiers and other indicia of origin, together with all goodwill associated with the foregoing; (c) copyrights and rights in copyrightable subject matter in published and unpublished works of authorship, database and design rights, and data collections; (d) trade secrets, know-how, inventions and invention disclosures (whether or not patentable), ideas, discoveries, methodologies, processes, techniques, research and development, data and databases, customer and supplier lists, and other confidential and proprietary information (collectively, “Trade Secrets”); (e) all registrations and applications to register or renew the registration of any of the foregoing; and (f) all such rights in Software and other technology.
“Intervening Event” means a material effect, change, event, circumstance or development occurring or arising after the date of this Agreement that (a) was not known to, or reasonably foreseeable by, the Company Board on the date of this Agreement, which effect, change, event, circumstance or development becomes known to the Company Board prior to the receipt of the Required Shareholder Approval and (b) does not relate to (i) a Takeover Proposal or (ii) any (x) changes in the market price or trading volume of the Company or (y) the Company’s meeting, failing to meet or exceeding published or unpublished revenue or earnings projections, in each case in and of itself (it being understood that the effect, change, event, circumstance or development giving rise or contributing to the foregoing may be deemed to constitute or be taken into account in determining whether an Intervening Event has occurred).
“Investment Assets” has the meaning set forth in Section 4.12.
“Investment Guidelines” has the meaning set forth in Section 4.12.
“IRS” means the U.S. Internal Revenue Service.
“IT Systems” means the hardware, Software, data, databases, data communication lines, network and telecommunications equipment, Internet-related information technology infrastructure, wide area network and other information technology and communications equipment, owned, leased or licensed by the Company or any of its Subsidiaries.
“Knowledge” means, (a) with respect to the Company, the actual knowledge of the individuals listed on Section 1.01 of the Company Disclosure Letter and (b) with respect to Parent or Merger Sub, the actual knowledge of the individuals listed on Section 1.01 of the Parent Disclosure Letter.
“Laws” has the meaning set forth in Section 4.08(a).
“Leased Real Property” has the meaning set forth in Section 4.15(b).
“Liens” means any pledges, liens, charges, mortgages, encumbrances, leases, licenses, hypothecations or security interests of any kind or nature.
“Malware” means any virus, Trojan horse, time bomb, key-lock, spyware, worm, malicious code or other software designed or able to, without the knowledge or authorization of the Company or its Subsidiaries, disrupts, disables, or harms the operation of any IT Systems.
“Material Contract” has the meaning set forth in Section 4.16(a).
“Merger” has the meaning set forth in the recitals.
“Merger Application” has the meaning set forth in Section 2.02.
“Merger Consideration” has the meaning set forth in Section 3.01(c).
“Merger Sub” has the meaning set forth in the preamble.
“Merger Sub Board” has the meaning set forth in the recitals.
“Merger Sub Shareholder Approval” has the meaning set forth in Section 6.11.
“Merger Sub Shares” has the meaning set forth in Section 3.01.
“NYSE” means the New York Stock Exchange.

“Open Source Software” has the meaning set forth in Section 4.13(d).
“OFAC” means the U.S. Treasury Department’s Office of Foreign Assets Control.
“Options” has the meaning set forth in Section 3.03(d).
“Originally Scheduled Date” means the date of the Company Shareholders Meeting set forth in the definitive Proxy Statement mailed by the Company to its shareholders for the Company Shareholders Meeting.
“Outside Date” has the meaning set forth in Section 8.01(b)(i).
“Owned Real Property” has the meaning set forth in Section 4.15(a).
“Paid Time Off Policy” has the meaning set forth in Section 6.09(c).
“Parent” has the meaning set forth in the preamble.
“Parent Board” has the meaning set forth in the recitals.
“Parent Disclosure Letter” has the meaning set forth in Article V.
“Parent Insurance Approvals” has the meaning set forth in Section 5.03.
“Parent Material Adverse Effect” means any effect, change, event, circumstance or development that would, or would reasonably be expected to, individually or in the aggregate, prevent or materially delay, interfere with, hinder or impair (i) the consummation by Parent or Merger Sub of any of the Transactions on a timely basis or (ii) the compliance by Parent or Merger Sub with its obligations under this Agreement.
“Parent SEC Documents” has the meaning set forth in Article V.
“party” has the meaning set forth in the preamble.
“Paying Agent” has the meaning set forth in Section 3.02(a).
“Per Share Accrued Dividends” means with respect to any Company Restricted Share, an amount in cash equal to the value of any dividends accrued (including, for the avoidance of doubt, in respect of any extraordinary cash dividends) pursuant to the applicable Company Restricted Share award agreement or any action taken by the Company Board under the applicable Company Share Plan, which remain unpaid as of immediately prior to the Effective Time.
“Performance-Based RS” has the meaning set forth in Section 3.03(a)(i).
“Permits” has the meaning set forth in Section 4.08(a).
“Permitted Liens” means (a) statutory Liens for Taxes, assessments or other charges by Governmental Authorities not yet due and payable or the amount or validity of which is being contested in good faith and by appropriate proceedings and, in either case, for which adequate reserves are being maintained in accordance with GAAP and Applicable SAP, (b) mechanics’, materialmen’s, carriers’, workmen’s, warehousemen’s, repairmen’s, landlords’ and similar Liens granted or which arise in the ordinary course of business, (c) Liens securing payment, or any obligation, of the Company or its Subsidiaries with respect to outstanding Indebtedness so long as there is no default under such Indebtedness, (d) Liens granted in the ordinary course of business in connection with the insurance or reinsurance business of the Company or its Subsidiaries on cash and cash equivalent instruments or other investments, including Liens granted (i) in connection with (A) pledges of such instruments or investments to collateralize letters of credit delivered by the Company or its Subsidiaries, (B) the creation of trust funds for the benefit of ceding companies, (C) underwriting activities of the Company or its Subsidiaries, (D) deposit liabilities, (E) statutory deposits and (F) ordinary-course securities lending, repurchase, reverse repurchase and short-sale transactions and (ii) with respect to investment securities held in the name of a nominee, custodian, depository, clearinghouse or other record owner, (e) pledges or deposits by the Company or any of its Subsidiaries under workmen’s compensation Laws, unemployment Insurance Laws or similar legislation, or good faith deposits in connection with bids, tenders, Contracts (other than for the payment of Indebtedness) or leases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure surety or appeal bonds to which such entity is a party, or deposits as security for contested Taxes, in each case incurred or made in the ordinary course of business, (f) zoning, building codes, entitlement and other land use and environmental regulations by any Governmental Authority, (g) gaps in the chain of title evident from the records of the relevant Governmental Authority maintaining such records, (h) non-exclusive licenses of Company Intellectual Property granted to third parties in the ordinary course of business by the Company or its Subsidiaries, (i) Liens created by or through the actions of Parent or any of its Affiliates and (j) such other Liens or imperfections that are not material in amount or do not materially detract from the value of or materially impair the existing use of the property or asset affected by such Lien or imperfection.
“Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority.
“Personal Information” means any information in possession or control of any of the Company or its Subsidiaries that enables a Person in possession thereof to identify a natural person or that is otherwise considered personally identifiable information or personal data under applicable Law.
“Privacy Obligations” has the meaning set forth in Section 4.13(g).
“Pro-Rata Bonus” has the meaning set forth in Section 6.09(g).
“Proxy Statement” has the meaning set forth in Section 4.04.
“Registrar” has the meaning set forth in Section 2.02.
“Representatives” means, with respect to any Person, (a) its officers, directors, employees and (b) its agents, financial advisors, investment bankers, consultants, attorneys, accountants and other advisors acting on such Person’s behalf in connection with the Transactions.
“Required Regulatory Approvals” has the meaning set forth in Section 7.01(b).
“Required Shareholder Approval” has the meaning set forth in Section 4.03(d).
“Restraints” has the meaning set forth in Section 7.01(c).
“Sanctioned Person” means any Person or Governmental Authority that is the subject or target of sanctions or trade/export restrictions under U.S., EU, UK, or other applicable sanctions or export controls Laws, including: (a) any Person listed on any list of designated Persons maintained by OFAC; the U.S. Department of Commerce’s Entity List, Denied Persons List, or Unverified List; any debarment or sanctions list maintained by the U.S. Department of State; or any other list maintained by U.S. or non-U.S. Governmental Authorities under sanctions or export control Laws; (b) where relevant under applicable sanctions Laws or export control Laws, any Person that is, in the aggregate, 50% or greater owned, directly or indirectly, or controlled by any such Person or Persons described in (a) or acting for or on behalf of such Person or Persons described in (a); (c) any person located, organized or resident in a country or territory which is itself the subject or target of any comprehensive U.S. sanctions (that is, at the time of this Agreement, the Crimea region of Ukraine, Russia, Cuba, Iran, North Korea and Syria); or (d) the Government of Venezuela, a blocked national of Cuba, or any other Person subject to asset-blocking sanctions under applicable sanctions Laws.
“Sarbanes-Oxley Act” has the meaning set forth in Section 4.05(d).
“SEC” has the meaning set forth in Section 4.04.
“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder.
“Series A Preferred Shares” has the meaning set forth in Section 4.02(a).
“Software” means any (a) computer programs, including all software implementations of algorithms, models and methodologies, whether in source code or object code, (b) databases, (c) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons, in each case, in any and all forms of media, and (d) documentation, including user manuals and other training documentation, related to any of the foregoing.
“Specified Business Conduct Laws” means: (a) the Anti-Bribery Legislation; (b) all legal requirements imposing trade sanctions on any Person, including, all legal requirements administered by OFAC, all sanctions laws or embargos imposed or administered by the U.S. Department of State, the United Nations Security Council, His Majesty’s Treasury or the European Union and all anti-boycott or anti-embargo laws; (c) all legal requirements relating to the import, export, re-export, transfer of information, data, goods, and technology, including the Export Administration Regulations administered by the U.S. Department of Commerce, the International Traffic in Arms Regulations administered by the U.S. Department of State and customs Laws and regulations administered by U.S. Customs and Border Protection; and (d) the Money Laundering Control Act, the Currency and Foreign Transactions Reporting Act, The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, and other applicable legal requirements relating to money laundering.
“Statutory Merger Agreement” means the Statutory Merger Agreement in the form attached hereto as Exhibit A to be executed and delivered by the Company, Parent and Merger Sub as contemplated by the terms hereof.
“Subsidiary” when used with respect to any party, means any corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power (or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests) are, as of such date, owned by such party or one or more Subsidiaries of such party or by such party and one or more Subsidiaries of such party.
“Superior Proposal” means any bona fide written Takeover Proposal that did not result from a breach of Section 6.02 and that the Company Board has determined in its good faith judgment, after consultation with its financial advisors and outside legal counsel, and taking into account all relevant (in the view of the Company Board) legal, regulatory, financial and other aspects of such proposal (including the conditionality, timing and likelihood of consummation of such proposal and the payment of any termination fee), would be reasonably likely to be consummated on the terms proposed and would be more favorable to the shareholders of the Company than the Merger; provided that for purposes of the definition of “Superior Proposal,” the references to “twenty percent (20%)” in the definition of Takeover Proposal shall be deemed to be references to “fifty percent (50%).”
“Surviving Company” has the meaning set forth in Section 2.01.
“Takeover Law” has the meaning set forth in Section 4.14.
“Takeover Proposal” means any inquiry, proposal (whether or not in writing) or offer from any Person or group (other than Parent and its Subsidiaries) relating to, in a single transaction or series of related transactions, any direct or indirect (a) acquisition (including any reinsurance or retrocession transaction, or transaction that has similar risk transfer effects) that if consummated would result in any Person or group owning twenty percent (20%) or more of the consolidated assets (based on the fair market value thereof, as determined in good faith by the Company Board), reserves, revenues or net income of the Company and its Subsidiaries, (b) acquisition of Company Shares representing twenty percent (20%) or more of the outstanding Company Shares, (c) tender offer or exchange offer that if consummated would result in any Person or group having beneficial ownership of Company Shares representing twenty percent (20%) or more of the outstanding Company Shares, (d) merger, amalgamation, consolidation, share exchange, share purchase, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries pursuant to which such Person or group (or the shareholders of any Person) would acquire, directly or indirectly, twenty percent (20%) or more of the aggregate voting power of the Company or of the surviving entity in such transaction or the resulting direct or indirect parent of the Company or such surviving entity or (e) combination of the foregoing, in each case, other than the Transactions.
“Tax” (and, with correlative meaning, “Taxes”) means any federal, state, local or non-U.S. income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, premium, withholding, alternative or added minimum, ad valorem, transfer or excise tax, or any other tax, governmental fee or other like assessment or charge in the nature of a tax, together with any interest or penalty or addition thereto, imposed by any Governmental Authority.
“Tax Returns” means all reports, returns, statements or other information required to be filed with a Governmental Authority relating to Taxes, including any amendment thereof or supplement thereto.
“Trade Secrets” has the meaning set forth in the definition of “Intellectual Property.”
“Transactions” means, collectively, the transactions contemplated by this Agreement and the Statutory Merger Agreement, including the Merger.
“UK ESPP” means the Company’s Save As You Earn (SAYE) Share Option Plan.
“UK ESPP Participants” has the meaning set forth in Section 3.03(d).
“Unexercised Options” has the meaning set forth in Section 3.03(d).
“Willful Breach” means, with respect to any party, a material breach of this Agreement by such party that is a consequence of an act or omission undertaken by the breaching party with the knowledge that the taking of or the omission of taking such act would, or would reasonably be expected to, cause or constitute a material breach of this Agreement.
Section 1.02   Interpretation.
(a)   As used in this Agreement, references to the following terms have the meanings indicated:
(i)   to the Preamble or to the Recitals, Sections, Articles, Exhibits or Schedules are to the Preamble or a Recital, Section or Article of, or an Exhibit or Schedule to, this Agreement unless otherwise clearly indicated to the contrary;
(ii)   to any Contract (including this Agreement) or “organizational document” are to the Contract or organizational document as amended, modified, supplemented or replaced from time to time;
(iii)   to any Law are to such Law as amended, modified, supplemented or replaced from time to time and any rules or regulations promulgated thereunder and to any section of any Law include any successor to such section;
(iv)   to any Governmental Authority include any successor to the Governmental Authority and to any Affiliate include any successor to the Affiliate;
(v)   to any “copy” of any Contract or other document or instrument are to a true and complete copy thereof;
(vi)   to “hereof,” “herein,” “hereunder,” “hereby,” “herewith” and words of similar import refer to this Agreement as a whole and not to any particular Article, Section or clause of this Agreement, unless otherwise clearly indicated to the contrary;
(vii)   to the “date of this Agreement,” “the date hereof” and words of similar import refer to February 8, 2023; and
(viii)   to “this Agreement” includes the Exhibits and Schedules (including the Company Disclosure Letter and the Parent Disclosure Letter) to this Agreement.
(b)   Whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.” The word “or” shall not be exclusive. Any singular term in this Agreement will be deemed to include the plural, and any plural term the singular. All pronouns and variations of pronouns will be deemed to refer to the feminine, masculine or neuter, singular or plural, as the identity of the Person referred to may require. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.
(c)   Whenever the last day for the exercise of any right or the discharge of any duty under this Agreement falls on a day other than a business day, the party having such right or duty shall have until the next business day to exercise such right or discharge such duty. Unless otherwise indicated, the word “day” shall be interpreted as a calendar day. With respect to any determination of any period of time, unless otherwise set forth herein, the word “from” means “from and including” and the word “to” means “to but excluding.”
(d)   The table of contents and headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.
(e)   References to “dollars” or “$” mean United States dollars, unless otherwise clearly indicated to the contrary.
(f)   Any document shall be determined to have been “delivered,” “furnished,” “provided” or “made available” to a Person if such document has been uploaded to the electronic data rooms established by the Company at Datasite entitled “Triangle” or electronically delivered to such Person or its Representatives at least one (1) business day prior to the date of this Agreement.
(g)   The parties have participated jointly in the negotiation and drafting of this Agreement; consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
(h)   No summary of this Agreement prepared by or on behalf of any party shall affect the meaning or interpretation of this Agreement.
(i)   All capitalized terms used without definition in the Exhibits and Schedules (including the Company Disclosure Letter and the Parent Disclosure Letter) to this Agreement shall have the meanings ascribed to such terms in this Agreement.
ARTICLE II
THE MERGER
Section 2.01   Merger.   Upon the terms and subject to the conditions set forth in this Agreement and the Statutory Merger Agreement, and pursuant to Section 104H of the Bermuda Companies Act, at the Effective Time, Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall thereupon cease, and the Company shall be the surviving company in the Merger (such surviving company, the “Surviving Company”).
Section 2.02   Merger Effective Time.   Upon the terms and subject to the conditions set forth in this Agreement and the Statutory Merger Agreement, the Company, Parent and Merger Sub shall (a) on the Closing Date, execute and deliver the Statutory Merger Agreement, (b) on or prior to the Closing Date, cause an application for registration of the Surviving Company (the “Merger Application”) to be executed and delivered to the Registrar of Companies in Bermuda (the “Registrar”) as provided under Section 108 of the Bermuda Companies Act and to be accompanied by the documents required by Section 108(2) of the Bermuda Companies Act and (c) cause to be included in the Merger Application a request that the Registrar issue the certificate of merger with respect to the Merger (the “Certificate of Merger”) on the Closing Date at the time of day mutually agreed upon by the Company and Parent and set forth in the Merger Application. The Merger shall become effective upon the issuance of the Certificate of Merger by the Registrar at the time and date shown on the Certificate of Merger. The Company, Parent and Merger Sub agree that they will request that the Registrar provide in the Certificate of Merger that the effective time of the Merger shall be 10:00 a.m., Bermuda time (or such other time mutually agreed upon by the Company and Parent) on the Closing Date (such time, the “Effective Time”).
Section 2.03   Effects of Merger.   From and after the Effective Time, the Merger shall have the effects set forth in this Agreement, the Statutory Merger Agreement and Section 109(2) of the Bermuda Companies Act.
Section 2.04   Memorandum of Association and Bye-Laws of the Surviving Company.   At the Effective Time, the memorandum of association and bye-laws of the Surviving Company shall be amended and, with respect to the bye-laws, restated in substantially the form of the memorandum of association and bye-laws of

Merger Sub as in effect immediately prior to the Effective Time, except that the name of the Surviving Company shall remain as Argo Group International Holdings, Ltd., until thereafter changed or amended as provided therein or pursuant to applicable Law (in each case, subject to Section 6.07).
Section 2.05   Board of Directors and Officers of Surviving Company.   The directors of Merger Sub in office immediately prior to the Effective Time shall be the directors of the Surviving Company until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be, in accordance with the Bermuda Companies Act and the bye-laws of the Surviving Company. The officers of the Company in office immediately prior to the Effective Time shall be the officers of the Surviving Company until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be, in accordance with the bye-laws of the Surviving Company.
Section 2.06   Closing.   The closing (the “Closing”) of the Merger shall take place at the offices of ASW Law Limited, Crawford House, 50 Cedar Avenue, Hamilton HM 11, Bermuda at 10:00 a.m., Bermuda time, on the date that is the fourth (4th) business day following the satisfaction or (to the extent permitted herein and by applicable Law) waiver by the party or parties entitled to the benefits thereof of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or (to the extent permitted herein and by applicable Law) waiver of those conditions at such time), or at such other place, time and date as shall be agreed to in writing by the Company and Parent. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”
ARTICLE III
EFFECT ON THE SHARE CAPITAL OF THE CONSTITUENT ENTITIES;
PAYMENT OF CONSIDERATION
Section 3.01   Effect of Merger on the Share Capital of Merger Sub and the Company.   At the Effective Time, by virtue of the occurrence of the Merger, and without any action on the part of the Company, Parent, Merger Sub or any holder of any common shares, par value $1.00 per share, of the Company (“Company Shares”), any preferred shares, par value $1.00 per share, of the Company (“Company Preferred Shares”) or any shares, par value $1.00 per share, of Merger Sub (“Merger Sub Shares”):
(a)   Share Capital of Merger Sub.   Each Merger Sub Share issued and outstanding immediately prior to the Effective Time shall automatically be converted into and become one (1) duly authorized, validly issued, fully paid and nonassessable common share, par value $1.00 per share, of the Surviving Company, and such converted shares, together with the Series A Preferred Shares, shall constitute the only outstanding shares of the Surviving Company.
(b)   Cancelation of Treasury Shares and Parent-Owned Shares.   Each Company Share owned by the Company as treasury shares and each Company Share issued and outstanding immediately prior to the Effective Time and owned by the Company, Parent, Merger Sub or any other direct or indirect wholly owned Subsidiary of the Company or Parent immediately prior to the Effective Time shall automatically be canceled and shall cease to exist and be outstanding, and no consideration shall be delivered in exchange therefor.
(c)   Conversion of Company Shares.   Subject to Sections 3.01(b) and 3.04, each Company Share issued and outstanding immediately prior to the Effective Time, other than any Company Share that is subject to any Company Award, shall automatically be canceled and converted into and shall thereafter represent the right to receive an amount in cash equal to $30.00, without interest (the “Merger Consideration”). Subject to Section 3.04, as of the Effective Time, each such Company Share shall no longer be issued and outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate that immediately prior to the Effective Time evidenced any Company Shares (each, a “Certificate”) or uncertificated Company Shares represented by book-entry immediately prior to the Effective Time (each, a “Book-Entry Share”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration pertaining to the Company Shares represented by such Certificate or Book-Entry Share, as applicable, to be paid in consideration therefor, in accordance with Section 3.02(b) without interest.

(d)   Series A Preferred Shares.   Subject to Section 3.04, each Series A Preferred Share issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding as a preferred share of the Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series A Preferred Shares, which certificate of designations shall remain at and following the Effective Time in full force and effect as an obligation of the Surviving Company in accordance with Section 109(2) of the Bermuda Companies Act.
(e)   Dividends Declared Prior to Closing.   Parent acknowledges and agrees on its behalf and on behalf of the Surviving Company that if prior to the Closing Date, any dividend for which a record date prior to the Closing Date and a payment date following the Closing Date has been declared to holders of Series A Preferred Shares, that such dividend shall be paid to holders of record as of such record date on the applicable payment date.
Section 3.02   Exchange Fund.
(a)   Paying Agent.   Not less than thirty (30) days prior to the anticipated Closing Date, Parent shall designate a bank or trust company reasonably acceptable to the Company to act as agent (the “Paying Agent”) for the payment and delivery of the aggregate Merger Consideration payable to holders of Company Shares in accordance with this Article III and, in connection therewith, shall enter into an agreement with the Paying Agent prior to the Closing Date in a form reasonably acceptable to the Company. At or prior to the Effective Time, Parent shall deposit or cause to be deposited with the Paying Agent an amount in cash sufficient to pay the aggregate Merger Consideration payable to holders of Company Shares (such cash, and the cash referred to in the immediately following sentence, being hereinafter referred to as the “Exchange Fund”). The Exchange Fund shall be held in trust by the Paying Agent for the benefit of the holders of Company Shares that are entitled to receive the Merger Consideration. Pending its disbursement in accordance with this Section 3.02, the Exchange Fund shall be invested by the Paying Agent as directed by Parent in (i) short-term direct obligations of the United States of America, (ii) short-term obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $5,000,000,000. Parent shall or shall cause the Surviving Company to promptly replace or restore the cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient for the Paying Agent to make all payments to former holders of Company Shares of the Merger Consideration. No investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any former holder of Company Shares to receive the Merger Consideration as provided herein. The Exchange Fund shall not be used for any purpose other than the payment to holders of Company Shares of the Merger Consideration.
(b)   Letter of Transmittal; Exchange of Company Shares.   As soon as practicable after the Effective Time (but in no event later than three (3) business days after the Effective Time), the Surviving Company or Parent shall cause the Paying Agent to mail to each holder of record of a Certificate that immediately prior to the Effective Time evidenced any Company Shares (“Company Share Certificates”) a form of letter of transmittal (which (i) shall specify that delivery of a Company Share Certificate shall be effected, and risk of loss and title to such Company Share Certificate shall pass, only upon delivery of such Company Share Certificate to the Paying Agent and (ii) shall be in such form and have such other customary provisions as the Surviving Company may specify, subject to the Company’s reasonable approval (to be obtained prior to the Effective Time)), together with instructions thereto, setting forth, inter alia, the procedures by which holders of Company Share Certificates may receive the Merger Consideration pursuant to this Article III. Upon the completion of such applicable procedures by a holder and the surrender of such holder’s Company Share Certificates (or affidavit of loss in lieu thereof in accordance with Section 3.02(c)) for cancellation to the Paying Agent, and without any action by any holder of record of Book-Entry Shares that immediately prior to the Effective Time represented any Company Shares (“Company Book-Entry Shares”), the Paying Agent shall deliver to such holder (other than any holder of Company Shares representing Dissenting Shares), (A) in the case of Company Book-Entry Shares, a notice of the effectiveness of the Merger and (B) cash in an amount (subject to

Section 3.02(g)) equal to the number of Company Shares represented by such Company Share Certificate or Company Book-Entry Shares immediately prior to the Effective Time multiplied by the Merger Consideration, and such Company Share Certificates or Company Book-Entry Shares shall forthwith be canceled. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name a Company Share Certificate surrendered is registered, it shall be a condition of payment that (x) the Company Share Certificate so surrendered shall be properly endorsed or shall otherwise be in proper form for transfer and (y) the Person requesting such payment shall have established to the reasonable satisfaction of the Surviving Company that any transfer and other Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder either has been paid or is not applicable. Until satisfaction of the applicable procedures contemplated by this Section 3.02 and subject to Section 3.04, each Company Share Certificate or Company Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration formerly represented by such Company Share Certificate or Company Book-Entry Share as contemplated by this Article III. No interest shall be paid or shall accrue on the cash payable with respect to Company Shares pursuant to this Article III.
(c)   Lost, Stolen or Destroyed Company Share Certificates.   If any Company Share Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Company Share Certificate to be lost, stolen or destroyed and, if required by the Surviving Company, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Company Share Certificate, the Surviving Company shall cause the Paying Agent to pay, in exchange for such lost, stolen or destroyed Company Share Certificate, the applicable Merger Consideration as contemplated by this Article III.
(d)   Termination of Exchange Fund.   At any time following the first anniversary of the Closing Date, the Surviving Company shall be entitled to require the Paying Agent to deliver to it any portion of the Exchange Fund (including any interest received with respect thereto) that had been delivered to the Paying Agent and which has not been disbursed to former holders of Company Shares, and thereafter such former holders shall be entitled to look only to Parent and the Surviving Company for, and Parent and the Surviving Company shall remain liable for, payment of their claims of the Merger Consideration that such former holders have the right to receive pursuant to the provisions of this Article III. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Authority shall become, to the extent permitted by applicable Law, the property of Parent or its designee, free and clear of all claims or interest of any Person previously entitled thereto.
(e)   No Liability.   Notwithstanding any provision of this Agreement to the contrary, none of the parties, the Surviving Company or the Paying Agent shall be liable to any Person for Merger Consideration delivered to a public official pursuant to any applicable state, federal or other abandoned property, escheat or similar applicable Law.
(f)   Transfer Books; No Further Ownership Rights in Company Shares.   The Merger Consideration paid in respect of each Company Share in accordance with the terms of this Article III shall be deemed to have been paid in full satisfaction of all rights pertaining to such Company Shares previously represented by such Certificates or Book-Entry Shares, subject, however, to Section 3.04.   At the Effective Time, the share transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers on the share transfer books of the Surviving Company of Company Shares that were issued and outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Company Shares formerly represented by Certificates or Book-Entry Shares immediately prior to the Effective Time shall cease to have any rights with respect to such underlying Company Shares, except as otherwise provided for herein or by applicable Law. Subject to the last sentence of Section 3.02(d), if, at any time after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Company for any reason, they shall be canceled and exchanged as provided in this Article III.
(g)   Withholding Taxes.   Parent, Merger Sub, the Surviving Company and the Paying Agent (without duplication) shall be entitled to deduct and withhold from the amounts otherwise payable pursuant to this Agreement (including in respect of Company Awards) such amounts as are required to be deducted and withheld with respect to the making of such payment under the U.S. Internal Revenue Code of 1986 (the “Code”), or under any provision of other applicable Tax Law. To the extent amounts are so withheld and paid over to the appropriate Governmental Authority in accordance with applicable Law, the withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
Section 3.03   Company Equity Awards.
(a)   At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub, the holders of each Company Award or any other Person, subject to Section 3.02(g):
(i)   Each unvested Company Restricted Share outstanding immediately prior to the Effective Time shall become fully vested, in the case of a time-based vesting Company Restricted Share, or become vested at the assumed level of performance determined in accordance with the provisos below and the Company Share Plans, in the case of a performance-based vesting Company Restricted Share (“Performance-Based RS”), and shall be canceled and automatically be converted, to the extent vested after giving effect to this sentence, into solely the right to receive an amount in cash, without interest, equal to the sum of (i) the Merger Consideration and (ii) any Per Share Accrued Dividends in respect of such Company Restricted Share; provided that the assumed level of performance in respect of a Performance-Based RS shall be based on the following: (A) if the Effective Time occurs prior to half-way through the applicable performance period, then the number of Company Shares in respect of such Performance-Based RS shall be based on the applicable performance goals being deemed to have been satisfied at the target level and (B) if the Effective Time occurs on or after half-way through the applicable performance period, then the number of Company Shares in respect of such Performance-Based RS shall be based on the projected actual level of performance through the end of the applicable performance period, as determined by the Company Board in accordance with the terms of the Company Share Plans prior to the date of the Effective Time taking into account performance through the date of such determination; provided, further, that if the Company Board determines in good faith that the projected actual level of performance is not reasonably determinable, the number of Company Shares in respect of such Performance-Based RS shall be based on the target level; and
(ii)   each Company SAR outstanding immediately prior to the Effective Time shall, whether vested or unvested, be deemed to be fully vested and shall be canceled and converted into solely the right to receive a lump-sum amount in cash, without interest, equal to the product of (A) the excess, if any, of (1) the Merger Consideration, over (2) the per share exercise price of such Company SAR, multiplied by (B) the total number of Company Shares subject to such Company SAR immediately prior to the Effective Time; provided that any Company SAR with an exercise price per Company Share that is equal to or greater than the Merger Consideration shall automatically be canceled immediately prior to the Effective Time for no consideration.
(b)   Except as otherwise required under the terms of the applicable award agreement or as necessary to avoid the imposition of any additional Taxes or penalties with respect to awards under the Company Share Plans pursuant to Section 409A of the Code, Parent shall, or shall cause to, pay in cash through applicable payroll systems all amounts payable pursuant to Section 3.03(a) as promptly as practicable following the Effective Time, but in no event later than the first regular payroll period that occurs at least five (5) days following the Effective Time; provided that any such amounts shall be paid without interest.
(c)   Prior to the Effective Time, the Company shall take all actions necessary or required under the Company Employee Share Purchase Plan, as amended and restated effective as of May 3, 2016 (the “Company ESPP”) and applicable Law to, contingent on the Effective Time, (i) cause the purchase period then underway under the Company ESPP (the “Final Purchase Period”), to the extent that it would otherwise be outstanding at the Effective Time, to be terminated no later than four (4) business days prior to the date on which the Effective Time occurs; (ii) make any pro rata adjustments that may be necessary to reflect the Final Purchase Period, but otherwise treat the Final Purchase Period as a fully effective and completed purchase period for all purposes pursuant to the Company ESPP; (iii) cause the exercise (as of no later than four (4) business days prior to the date on which the Effective Time occurs) of each outstanding purchase right pursuant to the Company ESPP; and (iv) cause the Company ESPP to be terminated immediately following the end of the Final Purchase Period such that no further rights shall be granted or exercised under the Company ESPP thereafter; provided that (A) there will be no increase in the percentage of participants’ payroll deduction elections under the Company ESPP from those in effect as of the date of this Agreement and (B) no additional Persons shall commence participation in the Company ESPP during the period from the date of this Agreement through the Effective Time. On the exercise date of the Final Purchase Period, the Company shall apply the funds credited as of such date pursuant to the Company ESPP within each participant’s payroll withholding account to the purchase of whole Company Shares in accordance with the terms of the Company ESPP, and such Company Shares shall be outstanding Company Shares and entitled to the Merger Consideration in accordance with Section 3.01(c).
(d)   The Company shall use commercially reasonable efforts to procure that participants holding outstanding share options (“Options”) under the UK ESPP (“UK ESPP Participants”) will exercise their Options effective on the Closing Date in respect of the maximum number of Company Shares possible under the terms of their Options as of the Closing Date (the “Exercise Date”) and such Company Shares shall be outstanding Company Shares and entitled to the Merger Consideration in accordance with Section 3.01(c). If a UK ESPP Participant so exercises their Options pursuant to the previous sentence, at the Exercise Date, the balance of their Options not so exercised, if any (the “Unexercised Options”) will immediately lapse and such UK ESPP Participant shall have a right to receive a compensation payment in cash, without interest, in respect of such Unexercised Options of an amount which is, once paid net of applicable income Tax and employee’s social security due on such gross amount (in accordance with Section 3.02(g)), equal to (i) the Merger Consideration payable per Company Share less the applicable exercise price per Company Share, multiplied by (ii) the number of Company Shares that the UK ESPP Participant would otherwise have been able to acquire on exercise of their Unexercised Options at the latest possible time had they continued to make savings under the terms of the UK ESPP for a period of up to six (6) months from the Closing Date in accordance with the terms of such Options (the “Compensation Amount”). Parent shall, or shall cause to, pay in cash through applicable payroll systems the Compensation Amount to each UK ESPP Participant as soon as practicable following the Effective Time, but in no event later than the first regular payroll period that occurs at least five (5) days following the Effective Time; provided that any such amount shall be paid without interest and shall be subject to Section 3.02(g). In addition, prior to the Effective Time, the Company shall (x) cause that there will be no increase in the percentage of UK ESPP Participants’ payroll deduction elections under the UK ESPP from those in effect as of the date of this Agreement, (y) cause that no additional Persons shall commence participation in the UK ESPP during the period from the date of this Agreement through the Effective Time and (z) take all actions necessary or required under the UK ESPP and applicable Law to, contingent on the Effective Time, cause the UK ESPP to be terminated immediately following the exercise or lapse of all Options such that no further rights shall be granted or exercised under the UK ESPP thereafter.
(e)   Prior to the Effective Time, the Company Board (or, if appropriate, any duly-authorized committee thereof administering the Company Share Plans) shall adopt such resolutions, provide any required notice or take such other reasonable actions as may be required to provide for the treatment set forth in this Section 3.03 in respect of the Company Awards, the Company ESPP and the UK ESPP, in each case, effective upon the Effective Time, subject to Section 3.02(g).
Section 3.04   Shares of Dissenting Holders.
(a)   At the Effective Time, all Dissenting Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into (i) with respect to Company Shares, the right to receive the Merger Consideration pursuant to Section 3.01(c) or (ii) with respect to the Series A Preferred Shares, the preferred shares of the Surviving Company as described in Section 3.01(d). Any holder of Dissenting Shares shall, in the event that the fair value of a Dissenting Share as appraised by the Supreme Court of Bermuda under Section 106(6) of the Bermuda Companies Act (the “Appraised Fair Value”) is greater than the Merger Consideration, with respect to Company Shares, or the value of the preferred shares of the Surviving Company as described in Section 3.01(d), with respect to Series A Preferred Shares, be entitled to receive such difference from the Surviving Company by payment made within one (1) month after such Appraised Fair Value is finally determined pursuant to such appraisal procedure.

(b)   In the event that a holder fails to exercise, effectively withdraws or otherwise waives any right to appraisal (each, an “Appraisal Withdrawal”), such holder’s Dissenting Shares shall be canceled and converted as of the Effective Time into, with respect to Dissenting Shares that are Company Shares, the right to receive the Merger Consideration for each such Company Share, and with respect to Dissenting Shares that are Series A Preferred Shares, preferred shares of the Surviving Company as described in Section 3.01(d), without interest and subject to any required withholding of Taxes.
(c)   The Company shall give Parent (i) written notice of (A) any demands for appraisal of Dissenting Shares or Appraisal Withdrawals received by the Company in accordance with this Section 3.04 and any other written instruments, notices, petitions or other communications received by the Company in connection with the foregoing and (B) to the extent that the Company has Knowledge thereof, any applications to the Supreme Court of Bermuda for appraisal of the fair value of the Dissenting Shares and (ii) to the extent permitted by applicable Law, the opportunity to participate with the Company in any settlement negotiations and proceedings with respect to any demands for appraisal under the Bermuda Companies Act. The Company shall not, without the prior written consent of Parent, voluntarily make any payment with respect to, offer to settle or settle any such demands or applications or voluntarily take any other action to exercise appraisal rights in accordance with the Bermuda Companies Act. Payment of any amount payable to holders of Dissenting Shares shall be the obligation of the Surviving Company.
Section 3.05   Adjustments.   Notwithstanding any provision of this Article III to the contrary, if between the date of this Agreement and the Effective Time the issued and outstanding Company Shares shall have been changed into a different number of shares or a different class by reason of the occurrence or record date of any share dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar transaction, the Merger Consideration shall be appropriately adjusted to reflect such share dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar transaction.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company represents and warrants to Parent and Merger Sub that, except as (A) set forth in the corresponding section of the disclosure letter delivered by the Company to Parent and Merger Sub on the date of this Agreement (the “Company Disclosure Letter”) (it being agreed that disclosure set forth in one section or sub-section of the Company Disclosure Letter shall be deemed disclosure with respect to, and shall be deemed to apply to and qualify, the section or sub-section of this Agreement to which it corresponds in number and each other section or sub-section of the Agreement to the extent the qualifying nature of such disclosure with respect to such other section or sub-section is reasonably apparent on the face of such disclosure) or (B) disclosed in any report, schedule, form, statement or other document (including exhibits) filed with, or furnished to, the SEC by the Company and publicly available at least three (3) business days prior to the date of this Agreement (the “Filed SEC Documents”), other than any disclosure contained in such Filed SEC Documents under the heading “Risk Factor” or “Forward-Looking Statements” or sections of such reports, or that otherwise constitute risk factors or forward-looking statements (it being agreed and understood that any matter disclosed in such Filed SEC Documents shall not be deemed disclosed for purposes of Section 4.02(a), Section 4.02(b), Section 4.03(a), Section 4.03(b), Section 4.14 and Section 4.23):
Section 4.01   Organization; Standing.
(a)   The Company is an exempted company limited by shares duly incorporated and organized, validly existing and in good standing under the Laws of Bermuda. The Company has all requisite power and authority necessary to carry on its business as it is now being conducted, and to own, lease and operate its assets, rights and properties in all material respects. The Company is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not reasonably be expected to have a

Company Material Adverse Effect or prevent, materially delay or impair (x) the consummation by the Company of the Transactions on a timely basis or (y) the compliance by the Company with its obligations under this Agreement.
(b)   A true, complete and correct copy of each of the Company Organizational Documents is included in the Filed SEC Documents. The Company is not in material violation of any provision of the Company Organizational Documents, and no Subsidiary of the Company is in material violation of its certificates or articles of incorporation, memorandum of association, bylaws, bye-laws or other comparable charter or organizational documents. The Company has made available to Parent true, complete and correct copies of the organizational documents of each of the Company’s Subsidiaries, in each case as amended and in effect as of the date hereof.
(c)   Each of the Company’s Subsidiaries is duly incorporated or organized, validly existing and in good standing (where such concept is recognized under applicable Law) under the Laws of the jurisdiction of its incorporation or organization, except where the failure to be so incorporated or organized, existing and in good standing would not be material to the Company and its Subsidiaries, taken as a whole.
Section 4.02   Capitalization.
(a)   The authorized share capital of the Company consists of 500,000,000 Company Shares and 30,000,000 Company Preferred Shares. At the close of business on February 3, 2023 (the “Capitalization Date”), (i) 35,484,286 Company Shares (including 391,020 Company Restricted Shares, 115,107 of which were Performance-Based RS, measured assuming the target level of performance) were issued and outstanding, (ii) 6,000 7.00% Resettable Fixed Rate Preference Shares, Series A, of the Company (the “Series A Preferred Shares”) were issued and outstanding, (iii) 11,318,339 Company Shares were held by the Company as treasury shares or held by its Subsidiaries, (iv) there were 135,000 Company Shares underlying outstanding Company SARs and (v) there were 313,415 Company Shares, reserved for issuance under the Company ESPP and the UK ESPP collectively, in each case as in effect on the Capitalization Date. Since the Capitalization Date through the date of this Agreement, other than in connection with the vesting, settlement or exercise of Company Awards or pursuant to the Company ESPP or UK ESPP, neither the Company nor any of its Subsidiaries has issued any Company Securities.
(b)   Except as described in this Section 4.02, as of the Capitalization Date, there were (i) no outstanding Company Shares, Company Preferred Shares or other equity or voting interests in the Company (including bonds, debentures, notes or other Indebtedness of the Company having the right to vote), (ii) no outstanding securities of the Company convertible into or exchangeable for Company Shares or other equity or voting interests in the Company, (iii) except pursuant to any Company Awards, any Company Share Plan, the Company ESPP or UK ESPP, no outstanding options, warrants, rights or other commitments or agreements to acquire from the Company, or that obligate the Company to issue, any Company Shares, Company Preferred Shares or other equity or voting interests in, or any securities convertible into or exchangeable for Company Shares, Company Preferred Shares or other equity or voting interests in the Company (collectively, “Company Rights,” and the items in clauses (i), (ii) and (iii) being referred to collectively as “Company Securities”) and (iv) no other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of any Company Securities or dividends paid thereon. Other than in connection with the Company Awards or pursuant to a Company Share Plan, the Company ESPP or the UK ESPP, there are no outstanding agreements of any kind that obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities or that grant from the Company or any of its Subsidiaries any preemptive rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Company Securities. Except as described in this Section 4.02, no direct or indirect Subsidiary of the Company owns any Company Shares or Company Preferred Shares. None of the Company or any Subsidiary of the Company is a party to any shareholders’ agreement, voting trust agreement, registration rights agreement or other similar agreement or understanding relating to any Company Securities or any other agreement relating to the disposition or voting with respect to any Company Securities. All issued and outstanding Company Shares and Series A Preferred Shares have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. As of the date of this Agreement, there are no accrued and unpaid dividends with respect to the Company Shares or the Series A Preferred Shares.

(c)   The Company Shares and the Series A Preferred Shares constitute the only issued classes of shares or other securities of the Company or its Subsidiaries registered under the Exchange Act.
(d)   Section 4.02(d) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true, correct and complete list setting forth the name and jurisdiction of incorporation or organization of each Subsidiary of the Company. All of the issued and outstanding share capital or shares of capital stock of, or other equity or voting interests in, each Subsidiary of the Company (except for directors’ qualifying shares or the like) are owned, directly or indirectly, beneficially and of record, by the Company free and clear of all Liens, except for Permitted Liens. Each issued and outstanding share capital or share of capital stock of each Subsidiary of the Company that is held, directly or indirectly, by the Company, is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights, and there are no subscriptions, options, warrants, rights, calls, contracts or other commitments that obligate the Company or any Subsidiary of the Company to issue any share capital or shares of capital stock or other equity or voting interests of any Subsidiary of the Company, including any right of conversion or exchange under any outstanding security, instrument or agreement, any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any securities of any Subsidiary of the Company. None of the Subsidiaries of the Company has any outstanding equity compensation plans relating to the share capital or capital stock of, or other equity or voting interests in, any Subsidiary of the Company.
(e)   Section 4.02(e) of the Company Disclosure Letter sets forth, as of the Capitalization Date, a complete and accurate list of each outstanding Company Award, including: (i) the employee identification number or similar identifier of the holder of such outstanding award; (ii) the number of Company Shares subject to or underlying such outstanding award, with the number of Performance-Based RS or other performance-based awards reported assuming each such Company Award’s target level of performance; (iii) the date on which such outstanding Company Award was granted or issued; (iv) the applicable vesting, repurchase or other lapse of restrictions schedule applicable to such outstanding award to the extent such schedule differs from what is set forth in the forms made available by the Company to Parent; and (v) the Company Share Plan pursuant to which the Company Award was granted or issued.
Section 4.03   Authority; Noncontravention; Voting Requirements.
(a)   The Company has all necessary power and authority to execute and deliver this Agreement and the Statutory Merger Agreement, to perform its obligations hereunder and, subject to obtaining the Required Shareholder Approval, to consummate the Transactions. The execution, delivery and performance by the Company of this Agreement and the Statutory Merger Agreement, and the consummation by the Company of the Transactions, have been duly and unanimously authorized and approved by the Company Board, and, except for obtaining the Required Shareholder Approval, executing and delivering the Statutory Merger Agreement and filing the Merger Application with the Registrar pursuant to the Bermuda Companies Act, no other action (including any shareholder vote or other action) on the part of the Company is necessary to authorize the execution, delivery and performance by the Company of this Agreement and the Statutory Merger Agreement and the consummation by the Company of the Transactions. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the other parties, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, rehabilitation, conservatorship, liquidation, receivership and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (together, the “Bankruptcy and Equity Exception”).
(b)   The Company Board has unanimously (i) approved this Agreement, the Statutory Merger Agreement and the Merger, (ii) determined that the terms of this Agreement and the Statutory Merger Agreement are in the best interests of the Company, (iii) declared the advisability of this Agreement, the Statutory Merger Agreement and the Merger, (iv) determined that the Merger Consideration constitutes fair value for each Company Share in accordance with the Bermuda Companies Act, (v) determined that the preferred shares of the Surviving Company as described in Section 3.01(d) constitute fair value for each Series A Preferred Share in accordance with the Bermuda Companies Act and (vi) resolved, subject to Section 6.02, to recommend approval of the Merger, this Agreement and the Statutory Merger Agreement to the Company’s shareholders (such recommendation, the “Company Board Recommendation”), and, as of the date of this Agreement, such resolutions have not been subsequently rescinded, modified or withdrawn in any way.
(c)   Neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the Transactions, nor performance of or compliance by the Company with any of the terms or provisions hereof, will (i) conflict with or violate any provision of (A) the Company Organizational Documents or (B) the certificates or articles of incorporation, memorandum of association, bylaws, bye-laws or other comparable charter or organizational documents of any of the Company’s Subsidiaries or (ii) assuming (A) compliance with the matters set forth in Section 5.02(c) (other than Section 5.02(c)(ii)(A)) (and assuming the accuracy of the representations and warranties made in such Section 5.02(c)), (B) that the actions described in Section 4.03(a) have been completed, (C) that the Consents referred to in Section 4.04 and the Required Shareholder Approval are obtained and (D) that the filings referred to in Section 4.04 are made and any waiting periods thereunder have terminated or expired, in the case of each of the foregoing clauses (A) through (D), prior to the Effective Time, (x) violate any Law applicable to the Company or any of its Subsidiaries, (y) require any consent or notice, or conflict with, violate or constitute a default under any of the terms, conditions or provisions of any Material Contract or give rise to any right of purchase, termination, amendment, acceleration or cancellation under, result in the loss of any benefit to the Company or, if applicable, its Subsidiaries under, or result in the triggering of any payments by the Company or, if applicable, its Subsidiaries pursuant to, any such Material Contract or (z) result in the creation of any Lien on any properties or assets of the Company or any of its Subsidiaries, except, in the case of clauses (ii)(y) and (ii)(z), as would not reasonably be expected to have a Company Material Adverse Effect or prevent, materially delay or impair (x) the consummation by the Company of the Transactions on a timely basis or (y) the compliance by the Company with its obligations under this Agreement.
(d)   The affirmative vote (in person or by proxy) of the holders of a majority of the voting power of the Company Shares and the Series A Preferred Shares then outstanding, voting together as a single class, at the Company Shareholders Meeting (the “Required Shareholder Approval”) in favor of the approval of this Agreement, the Merger and the Statutory Merger Agreement is the only vote of, or approval by, the holders of any class or series of share capital of the Company or any of its Subsidiaries that is necessary to approve this Agreement, the Statutory Merger Agreement and the Merger.
Section 4.04   Governmental Approvals.   Except for (a) compliance with the applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), including the filing with the Securities and Exchange Commission (the “SEC”) of a proxy statement on Schedule 14A relating to the Company Shareholders Meeting (as amended or supplemented from time to time, the “Proxy Statement”), and such filings under Sections 13 and 16 of the Exchange Act as may be required in connection with this Agreement, the Statutory Merger Agreement, the Merger and the Transactions, (b) compliance with the rules and regulations of the NYSE, (c) the filing of (i) the Merger Application with the Registrar pursuant to the Bermuda Companies Act and (ii) appropriate documents with the relevant authorities of other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business, (d) filings required under, and compliance with other applicable requirements of, the HSR Act, and such other Consents, filings, declarations or registrations as are required to be made or obtained under any other Antitrust Laws set forth in Section 4.04(d) of the Company Disclosure Letter, (e) compliance with any applicable state securities or blue sky laws, (f) approvals, filings and notices under all applicable Insurance Laws as set forth in Section 4.04(f) of the Company Disclosure Letter (the “Company Insurance Approvals”), (g) the Parent Insurance Approvals (assuming the accuracy of the representations and warranties made in Section 5.03(f) and the completeness of Section 5.03 of the Parent Disclosure Letter) and (h) such other Consents, filings, declarations or registrations that, if not obtained, made or given, would not reasonably be expected to have a Company Material Adverse Effect or prevent, materially delay or impair (i) the consummation by the Company of the Transactions on a timely basis or (ii) the compliance by the Company with its obligations under this Agreement, no Consent of, or filing, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation by the Company of the Transactions.

Section 4.05   Company SEC Documents; Undisclosed Liabilities.
(a)   The Company has filed with or furnished to (as applicable) the SEC all reports, schedules, forms, statements, registration statements, prospectuses, proxy statements and other documents required to be filed or furnished by the Company with the SEC on a timely basis pursuant to the Securities Act or the Exchange Act since January 1, 2021 (collectively with any other reports, schedules, forms, certifications, statements, registration statements, prospectuses, proxy statements and other documents, including the exhibits and other information incorporated therein, filed or furnished by the Company with the SEC after the date hereof, the “Company SEC Documents”). As of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) or their respective SEC filing dates (in the case of all other Company SEC Documents), or, if supplemented, modified or amended since the time of filing, as of the date of the most recent supplement, modification or amendment, the Company SEC Documents complied in all material respects with the requirements of the Securities Act, the Exchange Act, the Sarbanes-Oxley Act and the applicable rules and regulations of the SEC promulgated thereunder and the NYSE, as the case may be, applicable to such Company SEC Documents, and none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, there are no outstanding or unresolved comments from the SEC staff with respect to any Company SEC Document.
(b)   Each of the consolidated financial statements of the Company (including all related notes or schedules) included or incorporated by reference in the Company SEC Documents complied as to form, as of the dates and for the periods referred to therein and as of their respective dates of filing with the SEC, in all material respects with the applicable accounting requirements and published rules and regulations of the SEC, the Securities Act and the Exchange Act with respect thereto, have been prepared in all material respects in accordance with GAAP as in effect on the date of such statement (except, in the case of unaudited quarterly statements, for normal and recurring year-end adjustments) applied on a consistent basis during the periods involved (except (i) as may be indicated in the notes thereto or (ii) as permitted by Regulation S-X) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations, changes in shareholders’ equity and cash flows for the periods shown (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments). Since January 1, 2021, the Company has not made any material change in the accounting practices or policies applied in the preparation of its financial statements, except as required by GAAP, SEC rule or policy or applicable Law. None of the Company or its Subsidiaries is a party to, or has any obligation or other commitment to become a party to, any “off balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated by the SEC).
(c)   Neither the Company nor any of its Subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent or otherwise) that would be required under GAAP, as in effect on the date of this Agreement, to be reflected on a consolidated balance sheet of the Company (including the notes thereto) except liabilities (i) reflected or reserved against in the balance sheet (or the notes thereto) of the Company and its Subsidiaries as of December 31, 2021, included in the Filed SEC Documents, (ii) incurred after December 31, 2021, in the ordinary course of business, (iii) as contemplated by this Agreement or otherwise incurred in connection with the Transactions, (iv) as relate to Taxes or (v) as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.
(d)   The Company is, and since January 1, 2021, has been, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC promulgated thereunder (the “Sarbanes-Oxley Act”) that are applicable to the Company. Each of the principal executive officer and the principal financial officer of the Company has made all certifications required by Rule 13a-14 or Rule 13a-15(d) under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to each Company SEC Document where such certification is required.
(e)   None of the information supplied or to be supplied by or on behalf of the Company or its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement shall, on the date the Proxy Statement is first mailed to shareholders of the Company, at the time of any amendment thereof or supplement thereto and at the time of any meeting of the Company’s shareholders to be held in connection with the Merger, including the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form with the requirements of the Exchange Act, the Securities Act and any other applicable Law governing the preparation, distribution or dissemination of such documents. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Parent, Merger Sub or any Affiliates thereof for inclusion or incorporation by reference in the Proxy Statement.
(f)   No material weaknesses exist with respect to the internal control over financial reporting of the Company that would be required to be disclosed by the Company pursuant to Item 308(a)(3) of Regulation S-K promulgated by the SEC that have not been disclosed in the Company SEC Documents as filed with or furnished to the SEC prior to the date of this Agreement. The Company maintains a system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is designed to provide reasonable assurances (x) regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, (y) that receipts and expenditures of the Company are being made only in accordance with authorizations of management and the directors of the Company and (z) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s and its Subsidiaries’ assets that could have a material effect on the Company’s financial statements. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and Rule 15d-15(e), as applicable, under the Exchange Act) as required by Rule 13a-15 under the Exchange Act, designed to ensure that information required to be disclosed by the Company in the reports that it files and submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including that information required to be disclosed by the Company in the reports that it files and submits under the Exchange Act is accumulated and communicated to management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Since January 1, 2021, neither the Company nor any of its Subsidiaries has received any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls or any allegation of fraud that involves management of the Company or any other employee of the Company or any of its Subsidiaries who has a significant role in the Company’s internal controls over financial reporting or disclosure controls and procedures. The Company has disclosed, based on its most recent evaluation, to the Company’s outside auditors and the audit committee of the Company Board, (i) all significant deficiencies and material weaknesses in the design and operation of internal control over financial reporting which are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.
(g)   The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the NYSE.
(h)   As of the date hereof, except as disclosed in the Company SEC Documents, within the last twelve (12) months, no event has occurred and no relationship exists that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K.
Section 4.06   Absence of Certain Changes.   From December 31, 2021 through the date of this Agreement, except for (a) the execution, delivery and performance of this Agreement and the discussions, negotiations and transactions related thereto (including the Transactions) and to alternative transactions to the Transactions and (b) any COVID Measures, (i) the business of the Company and its Subsidiaries has been conducted in all material respects in the ordinary course of business and (ii) there has not been any event or condition that has had, or would be reasonably be expected to have, a Company Material Adverse Effect.

Section 4.07   Legal Proceedings.   Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, there is no (a) Action pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries (other than ordinary course claims made under or in connection with Contracts of insurance or reinsurance issued by the Company or any of its Subsidiaries) or (b) outstanding injunction, order, judgment, ruling, decree or writ imposed upon the Company or any of its Subsidiaries or, to the Knowledge of the Company, any director or officer of the Company or any of its Subsidiaries, in each case, by or before any Governmental Authority.
Section 4.08   Compliance with Laws; Permits.
(a)   The Company and each of its Subsidiaries are, and since January 1, 2021, have been, in compliance with all federal, national, provincial, state, local or multinational laws, statutes, common laws, ordinances, codes, rules and regulations (collectively, “Laws”), judgments, decrees and orders of Governmental Authorities and Permits, in each case, applicable to the Company or any of its Subsidiaries, except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. The Company and each of its Subsidiaries hold, and since January 1, 2021, have held, all licenses, franchises, permits, certificates, approvals, authorizations and registrations from Governmental Authorities (collectively, “Permits”) necessary for the lawful conduct of their respective businesses and all such Permits are in full force and effect, except where the failure to hold the same or the failure of the same to be in full force and effect would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. There are no Actions pending or, to the Knowledge of the Company, threatened, that seek the revocation, cancellation or adverse modification of any Permit.
(b)   Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its Subsidiaries is a party to any agreement or settlement with any Governmental Authority, under which it has any ongoing obligations or restrictions, with respect to any actual or alleged violation of any applicable Law.
(c)   The Company, each of its Subsidiaries, and each of their respective directors, officers, employees, agents, representatives, sales intermediaries and any other third party acting on their behalf, has, since January 1, 2021, complied with all applicable Specified Business Conduct Laws, except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.
(d)   Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, since January 1, 2021, neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any of their respective directors, officers or employees has been, subject to any actual, pending or threatened civil, criminal or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings, demand letters, settlements or enforcement actions, or made any disclosures to any Governmental Authority, involving the Company or any of its Subsidiaries, in any way relating to any applicable Specified Business Conduct Laws.
(e)   Neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any of their respective directors, officers, employees, agents, representatives, sales intermediaries or any other third party acting on their behalf, is a Sanctioned Person.
(f)   Except as would not reasonably be expected to have a Company Material Adverse Effect, since January 1, 2021, neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any of their respective directors, officers, employees, agents, representatives, sales intermediaries or any other third party acting on their behalf, has engaged in any dealings, transactions, activity or conduct with, involving or for the benefit of, any Sanctioned Person in violation of any Specified Business Conduct Laws.
Section 4.09   Tax Matters.   Except as would not reasonably be expected to have a Company Material Adverse Effect:
(a)   The Company and each of its Subsidiaries has prepared (or caused to be prepared) and timely filed (or had timely filed on their behalf) (taking into account valid extensions of time within which to file) all income, premium and other Tax Returns required to be filed by any of them with the appropriate Governmental Authority in all jurisdictions in which Tax Returns are required to be filed. All such filed

Tax Returns (taking into account all amendments thereto) are true, complete and accurate, and all Taxes owed by the Company and each of its Subsidiaries that are due (whether or not shown as due on any Tax Return) have been timely paid or have been adequately reserved against in accordance with GAAP and Applicable SAP.
(b)   No income, premium or other Taxes with respect to any of the Company and its Subsidiaries are under audit or examination by any taxing authority, and there are no audits, claims, assessments, levies, administrative or judicial proceedings pending, threatened, proposed (tentatively or definitely) or contemplated against, or regarding, any income, premium or other Taxes of any of the Company and its Subsidiaries, and no taxing authority has proposed, assessed or asserted in writing any deficiency with respect to Taxes against any of the Company and its Subsidiaries with respect to any Tax period for which the period of assessment or collection remains open.
(c)   The charges, accruals and reserves for Taxes with respect to the Company and its Subsidiaries reflected on the books of the Company and its Subsidiaries (excluding any provision for deferred income taxes) are adequate to cover Tax liabilities accruing through the end of the last period for which the Company and its Subsidiaries have recorded items on their respective books, and since the end of the last period for which the Company and its Subsidiaries have recorded items on their respective books, neither the Company nor any of its Subsidiaries has incurred any Tax liability, engaged in any transaction or taken any other action, other than in the ordinary course of business.
(d)   To the Knowledge of the Company, the Company is not a passive foreign investment company (within the meaning of Section 1297 of the Code) as of the date of this Agreement.
(e)   Neither the Company nor any of its Subsidiaries is (i) a domestic corporation as a result of the application of Section 7874(b) of the Code, or (ii) a surrogate foreign corporation (within the meaning of Section 7874(a) of the Code).
(f)   As of the date of this Agreement, the Company has not received written notice of any pending or threatened audits, examinations, investigations, claims or other proceedings in respect of any Taxes of the Company or any of its Subsidiaries.
(g)   There are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than Permitted Liens.
(h)   Neither the Company nor any of its Subsidiaries has been a “controlled corporation” or a “distributing corporation” in any distribution occurring during the two (2)-year period ending on the date of this Agreement that was purported or intended to be governed by Section 355 of the Code (or any similar provision of applicable Law).
(i)   No deficiency for any Tax has been asserted or assessed by any Governmental Authority in writing against the Company or any of its Subsidiaries, except for deficiencies that have been satisfied by payment in full, settled or withdrawn or that have been adequately reserved for in accordance with GAAP and Applicable SAP.
(j)   Neither the Company nor any of its Subsidiaries has (i) waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to an assessment or deficiency for Taxes, which waiver or agreement, as applicable, remains in effect (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course), (ii) applied for a ruling from a taxing authority relating to any material Taxes that has not been granted or has proposed to enter into an agreement with a taxing authority that is pending or (iii) entered into any “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Tax Law) or has been issued any private letter rulings, technical advice memoranda or similar agreement or rulings by any taxing authority.
(k)   Neither the Company nor any of its Subsidiaries is a party to a Tax allocation, sharing, indemnity or similar agreement or arrangement (other than employment Contracts or leases or Contracts solely between the Company and its Subsidiaries) or has any liability for Taxes of another Person (other than the Company or any of its Subsidiaries) under U.S. Treasury Regulation Section 1.1502-6 (or any similar provision of applicable Law), as a transferee or successor or by Contract (other than any Contract that does not relate principally to Taxes) that will require any payment by the Company or any of its Subsidiaries after the Closing Date.
(l)   Neither the Company nor any of its Subsidiaries has (i) deferred the employer’s share of any “applicable employment taxes” under Section 2302 of the CARES Act, (ii) claimed any Tax credits under Sections 7001 through 7005 of the Families First Act and Section 2301 of the CARES Act, (iii) sought a covered loan under paragraph (36) of Section 7(a) of the Small Business Act (15 U.S.C. 636(a)), as added by Section 1102 of the CARES Act or (iv) elected to defer any payroll, employment, or similar Taxes pursuant to any Payroll Tax Executive Order.
(m)   Neither the Company nor any of its Subsidiaries has participated in any “listed transaction” within the meaning of U.S. Treasury Regulation Section 1.6011-4(b)(2) or comparable provision of any other applicable Tax Law or any scheme, transaction or arrangement which was required by Part 7 of the Finance Act 2004 of the United Kingdom or comparable provision of any other applicable Tax Law to be specifically disclosed to a taxing authority.
(n)   Neither the Company nor any of its Subsidiaries has or has ever had a permanent establishment in a jurisdiction outside of the jurisdiction in which the Company or its Subsidiaries, respectively, are organized.
(o)   The Company and each of its Subsidiaries has conducted all intercompany transactions in substantial compliance with the principles of Section 482 and 845 of the Code (or any similar provision of applicable Law). The Company and each of its Subsidiaries has complied with applicable rules relating to transfer pricing (including the filing of required transfer pricing reports) and has maintained necessary documentation in connection with any intercompany reinsurance transactions in accordance with Section 845 of the Code (or any similar provision of applicable Law).
(p)   Neither the Company nor any of its Subsidiaries organized outside of the United States has made an election under Section 953(d) of the Code to be treated as a domestic corporation.
(q)   All excise Tax Returns and excise Taxes under Section 4371 of the Code with respect to any reinsurance or retrocession agreement to which the Company or any of its Subsidiaries is a party have been duly and timely filed and paid.
(r)   The Company and each of its Subsidiaries have, within the time and manner prescribed by Law, withheld and paid over to the proper Governmental Authority all amounts required to have been so withheld and paid over, and have complied with all related Tax information reporting provisions of all applicable Laws.
(s)   Neither the Company nor any of its Subsidiaries organized outside of the United States (i) has any income that is effectively connected with a United States trade or business (within the meaning of Section 864(c) of the Code) or (ii) is engaged in a trade or business in the United States within the meaning of Section 864(b) of the Code.
(t)   Each Company Insurance Subsidiary that is treated as a “domestic corporation” for U.S. federal income tax purposes is subject to Tax under Section 832 of the Code and does not hold any life insurance reserves within the meaning of Section 816(b) of the Code.
Section 4.10   Employee Benefits.
(a)   Section 4.10(a) of the Company Disclosure Letter contains a true and complete list, as of the date of this Agreement, of each material Company Plan. With respect to each material Company Plan, the Company has made available to Parent true and complete copies (to the extent applicable) of (i) the plan document, including any amendments thereto, or if such Company Plan is not in writing, a written description of such plan, (ii) the most recent summary plan description for each material Company Plan for which such summary plan description is required by applicable Law and each summary of material modifications (if any), (iii) if such Company Plan is funded through a trust or any other funding arrangement, a copy of such trust or other funding arrangement, (iv) the most recently received IRS determination letter (or opinion or advisory letter, if applicable) and (v) the most recent annual report on Form 5500 required to be filed with the IRS with respect thereto (if any).

(b)   Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, (i) each of the Company Plans (including any related trusts) has been established, operated and administered in compliance with its terms and in accordance with applicable Laws, (ii) all contributions required to be made with respect to any Company Plan have been timely made and deposited and (iii) to the Knowledge of the Company, no circumstance, fact or event exists that could result in any default under or violation of any Company Plan.
(c)   Each Company Pension Plan that is intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination letter from the IRS regarding the Tax-qualified status of such Company Pension Plan or is entitled to rely upon a favorable opinion letter issued by the IRS regarding the plan’s Tax-qualified status, and to the Knowledge of the Company, no events have occurred or circumstances exist that could reasonably be expected to cause the loss of reliance on such determination or opinion letter or adversely affect the Tax-qualified status of any such Company Pension Plan, except where such loss of reliance or Tax-qualified status would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.
(d)   The Company does not maintain or contribute to, nor within the past six (6) years has maintained or contributed to, a plan subject to Title IV of ERISA or Section 412 of the Code, including any “single employer” defined benefit plan or any “multiemployer plan” (each, as defined in Section 4001 of ERISA). No Company Plan is, and none of the Company nor any of its Subsidiaries has any material liability under, any “multiple employer plan” (within the meaning of Section 413(c) of the Code) or any “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA. Neither the Company nor any of its Subsidiaries has any current or contingent liability or obligation with respect to any Company Plan as a consequence of at any time being considered a single employer under Section 414 of the Code with any other Person, trade or business, whether or not incorporated (an “ERISA Affiliate”), except where such liability would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. In addition, during the past six (6) years, no liability under (i) Title IV or Section 302 of ERISA or Sections 412 and 4971 of the Code or (ii) Section 4980B of the Code as a result of a failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, has, in either case, been incurred by the Company or any ERISA Affiliate that has not been satisfied in full and, to the Knowledge of the Company, no condition exists that presents a risk to the Company or any ERISA Affiliate of incurring such liability that would reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. To the Knowledge of the Company, there has been no non-exempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Company Plan, except for transactions that would not reasonably be expected to result in any material liability to the Company or any of its Subsidiaries.
(e)   Except as required under applicable Law or for matters that would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, no Company Plan provides health, medical, dental or life insurance benefits following retirement or other termination of employment.
(f)   There are no pending, or to the Knowledge of the Company, anticipated or threatened Actions against the Company or any of its Subsidiaries with respect to any Company Plan, by or on behalf of any employee, former employee or beneficiary covered under any such Company Plan (other than routine claims for benefits) that would reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. No Company Plan is, or within the last six (6) years has been, the subject of an examination, investigation or audit by a Governmental Authority, or is the subject of an application or filing under, or a participant in, a government-sponsored amnesty, voluntary compliance, self-correction or similar program.
(g)   Neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or in conjunction with any other event) will (i) result in any material severance payment or benefit becoming due to any current or former employee, officer, director or other natural individual service provider of the Company or its Subsidiaries, (ii) materially increase, or enhance the terms of, any severance or other compensation or benefits otherwise payable to any current or former employee, officer, director or other natural individual service provider of the Company or its Subsidiaries, (iii) result in any acceleration of the time of payment, funding (through a grantor trust or otherwise) or vesting of any such material compensation or benefits to any current or former employee, officer, director or other natural individual service provider of the Company or its Subsidiaries, (iv) trigger any increased or accelerated contributions to any Company Plan or trigger any change in the funding or covenant support arrangements for any Company Plan or (v) limit or restrict the right to amend, terminate or transfer the assets of any Company Plan on or following the Effective Time.
(h)   The consummation of the Transactions (either alone or in combination with another event) will not result in the payment (or acceleration of vesting) of any amount or benefit that would, individually or in combination with any other payment, constitute an “excess parachute payment” within the meaning of Section 280G of the Code.
(i)   No Person is entitled to receive any additional payment (including any Tax gross-up or other payment) from the Company or any of its Subsidiaries as a result of the imposition of the excise Taxes required by Section 4999 of the Code or any Tax, interest or penalties imposed by Section 409A or 457A of the Code (or any corresponding or similar provision of state, local or non-U.S. Law).
(j)   Except as would not reasonably be expected to result in any material liability to the Company and its Subsidiaries, taken as a whole, the Company has not maintained, sponsored, been a party to, participated in or contributed to any plan, agreement or arrangement subject to the provisions of Section 457A of the Code.
(k)   Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, all Company Plans subject to the Laws of any jurisdiction outside of the United States (i) have been maintained in accordance with all applicable requirements, (ii) that are intended to qualify for special Tax treatment meet all requirements for such treatment, (iii) that are intended to be funded and/or book-reserved are funded and/or book reserved, as required under applicable Laws, based upon reasonable actuarial assumptions and (iv) if required to be registered or approved by a non-U.S. Governmental Authority, has been registered or approved and has been maintained in good standing with the applicable regulatory authorities, and, to the Knowledge of the Company, there are no existing circumstances or any events that have occurred since the date of the most recent approval or application therefor relating to any such plan that would reasonably be likely to adversely affect any such approval or good standing.
Section 4.11   Labor Matters.
(a)   (i) Neither the Company nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement, labor agreement or other labor-related agreement with a labor union, labor organization, trades council, works council or similar organization and (ii) (A) to the Knowledge of the Company, there are no, and have been no, labor organizing activities or representation or certification demands, petitions or proceedings by any labor organization, labor union, trades council, works council or similar organization or group of employees of the Company or any of its Subsidiaries to organize or represent any employees of the Company or any of its Subsidiaries, and no pending demand for recognition or certification as the exclusive bargaining representative of any employees has been made by or on behalf of any labor union, labor organization, trades council, works council or similar organization, (B) there are no labor union, labor organization, trades council, works council or similar organization or group of employees that represents or claims to represent employees of the Company or any of its Subsidiaries in connection with their employment with the Company or any of its Subsidiaries, (C) the consent of, consultation of or the rendering of formal advice by any labor union, labor organization, trades council, works council, employee representative body or similar organization is not required for the execution and delivery of this Agreement by the Company or the consummation by the Company of the Transactions, (D) since January 1, 2021, there has been no actual or, to the Knowledge of the Company, threatened strike, lockout, slowdown, work stoppage, material unfair labor practice charge, material grievance or material arbitration against or affecting the Company or any of its Subsidiaries, except, in each case, as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, (E) the Company and its Subsidiaries are not and have not been: (1) a “contractor” or “subcontractor” (as defined by Executive Order 11246), (2) required to comply with Executive Order 11246 or (3) required to maintain an affirmative action plan and (F) there is no material charge of discrimination in employment or employment practices, including with respect to age, gender, race, religion or other legally protected category pending or, to the Knowledge of the Company, threatened before the United States Equal Employment Opportunity Commission, the Bermuda Employment and Labour Relations Tribunal or any other Governmental Authority responsible for the prevention of unlawful employment practices in any jurisdiction in which the Company or any Subsidiary has employed or currently employs any person.
(b)   To the Knowledge of the Company, no employee or officer of the Company or any of its Subsidiaries is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, non-competition agreement, non-solicitation agreement, restrictive covenant or other obligation: (i) to the Company or any of its Subsidiaries or (ii) to a former employer of any such employee or officer relating (A) to the right of any such employee or officer to be employed by the Company or any of its Subsidiaries or (B) to the knowledge or use of trade secrets or proprietary information.
(c)   Since January 1, 2021, (i) to the Knowledge of the Company, there have been no allegations of sexual harassment, sexual abuse or other sexual misconduct made against any officer, director or employee at the level of manager or above of the Company or any of its Subsidiaries and (ii) there are no Actions pending or, to the Knowledge of the Company, threatened related to any allegations of sexual harassment, sexual abuse or other sexual misconduct by any director, officer or employee at the level of manager or above of the Company or any of its Subsidiaries. Since January 1, 2021, neither the Company nor any of its Subsidiaries have entered into any settlement agreements related to allegations of sexual harassment, sexual abuse or other sexual misconduct by any officer, director or employee at the level of manager or above of the Company or any of its Subsidiaries.
(d)   The Company and its Subsidiaries are in compliance with applicable Laws respecting labor and employment matters, including discrimination in employment, employment practices, equal employment opportunity, terms and conditions of employment, disability rights or benefits, reasonable accommodations, hiring, training and/or promotion, payroll, tax withholding, worker classification (including the proper classification of workers as contingent workers, independent contractors and consultants), immigration (including applicable I-9 Laws), wages, hours, workers’ compensation, plant closings, labor and collective bargaining, employee leave issues, unemployment insurance, mandatory social security and pension schemes, privacy, employee record keeping and occupational safety and health, other than instances of noncompliance that would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. Neither the Company nor any of its Subsidiaries has taken any action during the past three (3) years that would trigger, nor have any material unsatisfied liability in respect of, the notice and other requirements under the Worker Adjustment and Retraining Notification Act of 1988 and any other similar applicable foreign, state or local statutes or regulations of any jurisdiction relating to any plant closing or mass layoff or similar triggering event. Neither the Company nor any of its Subsidiaries is delinquent in payments to any current or former officer or employee for any services or amounts required to be reimbursed or otherwise paid, except for any arrearages occurring in the ordinary course of business or as would not be reasonably expected to be material to the Company and its Subsidiaries, taken as a whole.
(e)   Neither the Company nor any of its Subsidiaries (i) has a single employer, joint employer, alter ego or similar relationship with any other company or (ii) to the Knowledge of the Company, employs any officer or employee in a primary office outside of the United States or Bermuda.
Section 4.12   Investments.   The Company has made available to Parent a true, complete and correct list of all bonds, stocks, mortgage loans and other investments that were carried on the books and records of, or otherwise beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by, the Company and its Subsidiaries as of December 31, 2022 (such bonds, stocks, mortgage loans and other investments, together with all bonds, stocks, mortgage loans and other investments acquired by the Company and its Subsidiaries between such date and the date of this Agreement, the “Investment Assets”). Except for Investment Assets that matured or were sold, redeemed or otherwise disposed of after December 31, 2022, each of the Company and its Subsidiaries, as applicable, has, and will have as of the Closing Date, good and marketable title to all of the Investment Assets it purports to own, free and clear of all Liens except Permitted Liens. As of December 31, 2022, the composition of the Investment Assets complies in all material respects with all applicable policies of the Company with respect to the investment of the Investment Assets (the

“Investment Guidelines”). The Company has made available to Parent a true, complete and correct copy, as of the date of this Agreement, of the Investment Guidelines. To the Knowledge of the Company, as of the date hereof, none of the Investment Assets are subject, save pursuant to Permitted Liens, to any capital calls or similar liabilities, or any restrictions or suspensions on redemptions, “lock-ups,” “gates,” “side pockets,” stepped-up fee provisions or other penalties or restrictions relating to withdrawals or redemptions, except as would not reasonably be expected to have a Company Material Adverse Effect. As of the date hereof, except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company has no funding obligations of any kind, or obligation to make any additional advances or investments (including any obligation relating to any currency or interest rate swap, hedge or similar arrangement) in respect of any of the Investment Assets.
Section 4.13   Intellectual Property; Data Privacy and Cybersecurity.
(a)   Section 4.13(a) of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of all material Company Intellectual Property that is issued, registered or subject to an application for issuance or registration, indicating for each item (i) the current owner (including, with respect to domain names, the current registrant), (ii) the jurisdiction where the application, registration or issuance is filed, (iii) the application, registration and issue number (as applicable), and (iv) the application, registration and issue date (as applicable). Except as would not reasonably be expected to have a Company Material Adverse Effect, all Company Intellectual Property that is issued, registered or subject to an application for issuance or registration, is subsisting and, to the Knowledge of the Company, valid and enforceable.
(b)   Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries are the exclusive owners of the Company Intellectual Property and have sufficient rights (which rights are, to the Knowledge of the Company, valid and enforceable) to use all other Intellectual Property used in the conduct of the business of the Company and its Subsidiaries as currently conducted, in each case, free and clear of all Liens other than Permitted Liens.
(c)   Except as would not reasonably be expected to have a Company Material Adverse Effect, (i) all Persons (including current and former employees and independent contractors) who are or were involved in or contributed to the development of, or otherwise would have rights in or to, any Company Intellectual Property have irrevocably assigned to the Company or one of its Subsidiaries all of their rights in and to such Company Intellectual Property (and such assignments are, to the Knowledge of the Company, valid); and (ii) the Company and each of its Subsidiaries have taken commercially reasonable actions to protect and preserve the secrecy of all Trade Secrets owned by the Company or any of its Subsidiaries.
(d)   Except as would not reasonably be expected to have a Company Material Adverse Effect, (i) the Company and its Subsidiaries do not use or distribute, nor have used or distributed, any Software licensed, provided, or distributed under any open source license, including any license meeting the Open Source Definition or the Free Software Definition (as promulgated by the Open Source Initiative or the Free Software Foundation, respectively) or any Software that contains or is derived from any such Software (“Open Source Software”) in any manner that would require any source code of the Software owned or purported to be owned by the Company or its Subsidiaries to be disclosed, licensed for free, publicly distributed or dedicated to the public; and (ii) the Company and its Subsidiaries are in compliance with the terms and conditions of all relevant licenses (including all requirements relating to notices and making source code available to third parties) for all Open Source Software used in the business of the Company and its Subsidiaries.
(e)   Except as would not reasonably be expected to have a Company Material Adverse Effect, no claims, disputes or other Actions are pending or, to the Knowledge of the Company, threatened challenging the ownership, enforceability, scope, validity or use by the Company or any of its Subsidiaries of any Company Intellectual Property or alleging that the Company or any of its Subsidiaries is infringing, misappropriating or otherwise violating the Intellectual Property of any Person.
(f)   Except as would not reasonably be expected to have a Company Material Adverse Effect, (i) no Person is infringing, misappropriating or otherwise violating any Company Intellectual Property and (ii) the operation of the business of the Company and its Subsidiaries as currently conducted does not infringe, misappropriate or otherwise violate the Intellectual Property of any other Person.

(g)   Since January 1, 2021, the Company and its Subsidiaries have at all times posted privacy policies addressing the collection, retention, use and distribution of Personal Information. The Company and its Subsidiaries are not in violation of, and the Company’s and its Subsidiaries’ use and dissemination of Personal Information is in compliance with (i) any requirements of self-regulatory frameworks or organizations with which the Company and its Subsidiaries are contractually obligated to comply, including the Company’s and its Subsidiaries’ binding and customer-facing privacy policies and (ii) all applicable Laws or directives of any Governmental Authority, together with all binding regulatory guidance, rules and requirements promulgated thereunder, each as amended from time to time that relate to data privacy, data security, data protection, cybersecurity and marketing with respect to the collection, storage, use, disclosure, destruction or other processing, and transfer of Personal Information (collectively, “Privacy Obligations”), in each case, except as would not reasonably be expected to have a Company Material Adverse Effect.
(h)   Except as would not reasonably be expected to have a Company Material Adverse Effect: (i) there has not been any violation of any Privacy Obligations; (ii) no Actions alleging noncompliance with Privacy Obligations in connection with the conduct of the business of the Company and its Subsidiaries is pending or threatened in writing against the Company and its Subsidiaries with respect to any of the foregoing; and (iii) the Company and its Subsidiaries have not been impacted by any Cybersecurity Incident or otherwise obligated by Privacy Obligations to give notice to any Person of any actual or alleged Cybersecurity Incident.
(i)   Except as would not reasonably be expected to have a Company Material Adverse Effect, the IT Systems are sufficient for the current needs of the business of the Company and its Subsidiaries and, to the Knowledge of the Company, do not contain any Malware. Except as would not reasonably be expected to have a Company Material Adverse Effect, there have been no failures, breakdowns, outages or unavailability of any of the foregoing that have caused any material disruption to the business of the Company or its Subsidiaries. Except as would not reasonably be expected to have a Company Material Adverse Effect, (i) the Company and its Subsidiaries own or have valid rights to use and access all IT Systems, and (ii) the Company and its Subsidiaries have taken commercially reasonable actions, to protect the integrity and security of the IT Systems and maintain reasonable information security, backup and disaster recovery plans and procedures, and such actions, plans and procedures are designed to be consistent with applicable Privacy Obligations with respect to the foregoing and the data stored or processed thereby.
Section 4.14   Anti-Takeover Provisions.   No “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or similar statute or regulation (each, a “Takeover Law”) applies to the Company with respect to this Agreement or the Merger.
Section 4.15   Real Property.
(a)   Section 4.15(a) of the Company Disclosure Letter contains a true, complete and correct list, as of the date of this Agreement, of all real property owned in fee simple by the Company or any of its Subsidiaries (the “Owned Real Property”). Except as would not reasonably be expected to have a Company Material Adverse Effect, either the Company or one of its Subsidiaries owns good and valid title in fee simple to the Owned Real Property, free and clear of all Liens, other than Permitted Liens and Liens that will be released at or prior to the Closing.
(b)   Section 4.15(b) of the Company Disclosure Letter contains a true, complete and correct list, as of the date of this Agreement, of all material real property leased or subleased, and the location of such premises, by the Company or any of its Subsidiaries, as of the date of this Agreement (collectively, the “Leased Real Property”). Except as would not reasonably be expected to have a Company Material Adverse Effect, the Company or one of its Subsidiaries has a good and valid leasehold or subleasehold interest in each material Leased Real Property (the “Company Lease”) free and clear of all Liens (other than Permitted Liens) and each is in full force and effect, except as enforceability thereof may be limited by the Bankruptcy and Equity Exception.
(c)   Except as would not reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries, nor any other party under any Company Lease, is in material default under any Company Lease, and no event has occurred that, with notice or lapse of time or both, would constitute a material default of any Company Lease.
(d)   The Company or one of its Subsidiaries, as applicable, have obtained all certificates of occupancy and other permits or approvals required with respect to the use and occupancy of the Leased Real Property, except where a failure to obtain any such material permits or approvals would not reasonably be expected to have a Company Material Adverse Effect.
Section 4.16   Contracts.
(a)   Except for (A) this Agreement, (B) each Company Plan and (C) each Contract filed as an exhibit to the Filed SEC Documents, Section 4.16(a) of the Company Disclosure Letter sets forth a list of all Material Contracts as of the date of this Agreement. For purposes of this Agreement, “Material Contract” means all Contracts to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of their respective properties or assets is bound (other than Company Plans and insurance, reinsurance or retrocession treaties, agreements, slips, binders, cover notes or other similar arrangements) that:
(i)   are or would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;
(ii)   are with an affiliate that would be required to be disclosed under Item 404(a) of Regulation S-K under the Exchange Act;
(iii)   relate to the formation or management of any joint venture, partnership or other similar agreement that is material to the business of the Company and its Subsidiaries, taken as a whole (excluding Investment Assets acquired in the ordinary course of business);
(iv)   provide for Indebtedness of the Company or any of its Subsidiaries having an outstanding or committed amount in excess of $10,000,000, other than any Indebtedness between or among any of the Company and any of its Subsidiaries and other than any letters of credit;
(v)   are any keepwell or similar agreement under which the Company or any of its Subsidiaries has directly guaranteed any liabilities or obligations of another Person or under which another Person has directly guaranteed any liabilities or obligations of the Company or any of its Subsidiaries, in each case involving liabilities or obligations that are material to the Company and its Subsidiaries, taken as a whole;
(vi)   have been entered into since January 1, 2021, and involve the acquisition from another Person or disposition to another Person of capital stock or other equity interests of another Person or of a business, in each case, that are material to the Company and its Subsidiaries, taken as a whole (excluding, for the avoidance of doubt, acquisitions or dispositions of investments made pursuant to the Investment Guidelines, or of supplies, products, properties or other assets in the ordinary course of business);
(vii)   prohibit the payment of dividends or distributions in respect of the capital of the Company or any of its wholly owned Subsidiaries, prohibit the pledging of the capital of the Company or any wholly owned Subsidiary of the Company or prohibit the issuance of any guarantee by the Company or any Subsidiary of the Company;
(viii)   contain provisions that prohibit the Company or any of its Subsidiaries from competing in any material line of business or grant a right of exclusivity to any Person which prevents the Company or any Subsidiary of the Company from entering any material territory, market or field or freely engaging in business anywhere in the world, other than Contracts that can be terminated (including such restrictive provisions) by the Company or any of its Subsidiaries on ninety (90) or fewer days’ notice without payment by the Company or any Subsidiary of the Company of any material penalty;
(ix)   include an indemnification obligation of the Company or any of its Subsidiaries with a maximum potential liability in excess of $7,500,000 (other than Contracts between the Company or any of its Subsidiaries and any service providers or insurance agents, brokers, producers, or other distribution partners that contain mutual indemnification obligations entered in the ordinary course of business);
(x)   are investment advisory or investment management agreements or arrangements to which the Company or any of its Subsidiaries is a party or under which any Investment Asset is invested or managed or any third party has the right or power to make discretionary or investment decisions with respect to any Investment Asset and, in each case, that are material to the Company and its Subsidiaries, taken as a whole;
(xi)   relate to (A) development or assignment of material Intellectual Property or (B) material information technology services (including support, maintenance and hosting agreements);
(xii)   involve the settlement of any pending or threatened claim, action or proceeding that requires payment obligations of the Company or any of its Subsidiaries after the date hereof in excess of $5,000,000, other than claims settled under Company Insurance Policies in the ordinary course of business and within applicable policy limits;
(xiii)   (A) grant any right of first refusal, right of first offer or similar right with respect to any material assets, rights or properties of the Company or any of its Subsidiaries or (B) obligate the Company or any of its Subsidiaries to conduct business on an exclusive or preferential basis or that contains a “most favored nation” or similar covenant with any third party and that are material to the Company and its Subsidiaries, taken as a whole;
(xiv)   contains a license or grant of rights in, to or under material Intellectual Property (excluding licenses granted to or for the benefit of the Company or any of its Subsidiaries of commercially available, “off-the-shelf” Software available on standard terms for an annual payment of less than $1,500,000 and licenses of Open Source Software);
(xv)   are material Company Leases; or
(xvi)   are collective bargaining agreements or other agreements with any labor union, works council, trade union, labor association or other employee representative organization.
(b)   (i) Each Material Contract is valid and binding on the Company and/or any of its Subsidiaries to the extent such Person is a party thereto, as applicable, and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, except where the failure to be valid, binding or in full force and effect would not reasonably be expected to have a Company Material Adverse Effect, (ii) the Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, has performed all obligations required to be performed by it under each Material Contract, except where such noncompliance would not reasonably be expected to have a Company Material Adverse Effect, (iii) neither the Company nor any of its Subsidiaries has received written notice of the existence of any event or condition which constitutes, or, after notice or lapse of time or both, will constitute, a default on the part of the Company or any of its Subsidiaries under any Material Contract, except where such default would not reasonably be expected to have a Company Material Adverse Effect, (iv) to the Knowledge of the Company, there are no events or conditions which constitute, or, after notice or lapse of time or both, will constitute a default on the part of any counterparty under such Material Contract, except as would not reasonably be expected to have a Company Material Adverse Effect and (v) neither the Company nor any of its Subsidiaries has received written notice from any other party to a Material Contract that such other party intends to terminate, not renew or renegotiate in any material respect the terms of any such Material Contract, except as would not reasonably be expected to have a Company Material Adverse Effect.
Section 4.17   Insurance Subsidiaries.
(a)   Section 4.17(a) of the Company Disclosure Letter contains a true, complete and correct list, as of the date of this Agreement, of the Company Insurance Subsidiaries, together with the jurisdiction of domicile thereof. None of the Company Insurance Subsidiaries is commercially domiciled in any other jurisdiction or is otherwise treated as domiciled in a jurisdiction other than that of its incorporation.

Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, each of the Company Insurance Subsidiaries is (i) duly licensed or authorized as an insurance company or, where applicable, reinsurance company in its jurisdiction of incorporation or organization and (ii) duly licensed, authorized or otherwise eligible to transact the business of insurance or reinsurance, as applicable, in each other jurisdiction where it is required to be so licensed, authorized or otherwise eligible in order to conduct its business as currently conducted. Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, none of the Company Insurance Subsidiaries is subject to any requirement imposed by a Governmental Authority to maintain specified capital or surplus amounts or levels or is subject to any restriction on the payment of dividends or other distributions on its shares of capital stock, except for any such requirements or restrictions imposed by applicable Insurance Laws of general application.
(b)   All insurance policies and contracts, together with all binders, slips, certificates, endorsements and riders thereto that are issued by a Company Insurance Subsidiary (the “Company Insurance Policies”) and in effect as of the date of this Agreement are, to the extent required under applicable Insurance Laws, on forms and at rates approved by the insurance regulatory authority of the jurisdiction where issued or, to the extent required by applicable Insurance Laws, have been filed with and not objected to by such authority within the period provided for objection, except as would not reasonably be expected to have a Company Material Adverse Effect.
(c)   The Company Insurance Subsidiaries, and, to the Knowledge of the Company, their respective agents and administrators that wrote, sold, produced, managed or marketed the Company Insurance Policies for any of the Company Insurance Subsidiaries have issued, sold, produced, managed and marketed such Company Insurance Policies in compliance with applicable Law in the respective jurisdictions in which such products have been sold, except such non-compliance as would not reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, each agent or administrator (i) was duly licensed as required by Law in the particular jurisdiction in which such agent or administrator wrote, sold, produced, managed or marketed the Company Insurance Policies (for the type of business written, sold, produced, managed or marketed on behalf of the Company Insurance Subsidiary) except for such failures to be licensed which have been cured, which have been resolved or settled through agreements with applicable Governmental Authorities, which are barred by an applicable statute of limitations or which would not reasonably be expected to have a Company Material Adverse Effect, and (ii) if required by applicable Law, was duly appointed by the applicable Company Insurance Subsidiary, in each case, except such omissions as would not reasonably be expected to have a Company Material Adverse Effect. There are no outstanding (x) disputes between the Company or any Company Insurance Subsidiary and their respective agents and administrators concerning material amounts of commissions or other incentive compensation, (y) to the Knowledge of the Company, material errors and omissions claims against any such agents or administrators in regard to any Company Insurance Policy related to or arising from such agent’s or administrator’s relationship with the Company or any Company Insurance Subsidiary or (z) material amounts owed by any such agent or administrator to any Company Insurance Subsidiary, in each case, except as would not reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, since January 1, 2021, no such agent or administrator (1) has breached the terms of any agency or broker contract with any Company Insurance Subsidiary or violated in any material respect any Law or policy of any Company Insurance Subsidiary in the solicitation, negotiation or sale of business for any Company Insurance Subsidiary or (2) has been enjoined, indicted, convicted or made the subject of any consent decree or judgment on account of any violation in any material respect of applicable Law in connection with such agent’s or administrator’s actions in his, her or its capacity as an agent or administrator for any Company Insurance Subsidiary nor has any such agent or administrator been subject to any enforcement or disciplinary proceeding alleging any such violation, and, to the Knowledge of the Company, since January 1, 2021, the Company has not received any written notice from any Governmental Authority with respect to any such agent or administrator regarding any of the matters described in clauses (1) and (2).
(d)   As of the date of this Agreement, the Company Insurance Subsidiaries do not utilize any permitted accounting practices in the preparation of the Company Statutory Statements.

Section 4.18   Statutory Statements; Examinations.
(a)   Since January 1, 2021, each of the Company Insurance Subsidiaries has filed or submitted all annual and quarterly statutory financial statements required by applicable Insurance Law to be filed with or submitted to the appropriate Insurance Regulator of the jurisdiction in which it is domiciled (collectively, the “Company Statutory Statements”).
(b)   The Company has made available to Parent true, complete and correct copies of all Company Statutory Statements for each quarterly and annual period from and after December 31, 2020, each in the form filed with the applicable Insurance Regulator. The financial statements included in such Company Statutory Statements were prepared in all material respects in accordance with Applicable SAP, applied on a consistent basis for the applicable period, except as may have been noted therein, during the periods involved, and fairly present in all material respects, to the extent required by and in conformity with Applicable SAP, the statutory financial position of the relevant Company Insurance Subsidiary as of the respective dates thereof, and the results of operations of such Company Insurance Subsidiary for the respective periods then ended, and no material deficiency has been asserted in writing by any Insurance Regulator with respect to any of such Company Statutory Statements that has not been cured or otherwise resolved prior to the date hereof. The financial statements included in the Company Statutory Statements accurately reflect in all material respects the extent to which, under applicable Law and Applicable SAP, the applicable Company Insurance Subsidiary is entitled to take credit for reinsurance (or any local equivalent concept).
(c)   The Company has made available to Parent, to the extent permitted by applicable Law, true and complete copies of all material examination reports of any Insurance Regulators received by it on or after January 1, 2021, through the date of this Agreement, relating to the Company Insurance Subsidiaries. To the Knowledge of the Company, all material deficiencies or violations noted in such examination reports have been cured or resolved to the satisfaction of the applicable Insurance Regulator.
Section 4.19   Agreements with Insurance Regulators.   Except as required by Insurance Laws of general applicability and the insurance or reinsurance permits maintained by the Company Insurance Subsidiaries, there are no material written agreements, memoranda of understanding, commitment letters or similar undertakings binding on the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party, on one hand, and any Governmental Authority is a party or addressee, on the other hand, or any orders or directives by, or supervisory letters or cease-and-desist orders from, any Governmental Authority, nor has the Company nor any of its Subsidiaries adopted any board resolution at the request of any Governmental Authority, in each case specifically with respect to it or any of its Subsidiaries, which (a) limit the ability of the Company or any of the Company Insurance Subsidiaries to issue Company Insurance Policies or enter into reinsurance agreements, (b) require any divestiture of any investment of any Subsidiary, (c) in any manner relate to the ability of any of the Company’s Subsidiaries to pay dividends or (d) require any investment of the Company Insurance Subsidiaries to be treated as non-admitted assets (or the local equivalent).
Section 4.20   Reinsurance and Retrocession.
(a)   As of the date of this Agreement, (i) each reinsurance or retrocession treaty or agreement, slip, binder, cover note or other similar arrangement currently in force, pursuant to which any Company Insurance Subsidiary is the cedent that is material to the Company and its Subsidiaries, taken as a whole (the “Company Reinsurance Contracts”), is valid and binding on the applicable Company Insurance Subsidiary, and to the Knowledge of the Company, each other party thereto, and is in full force and effect, except where the failure to be valid, binding or in full force and effect would not reasonably be expected to have a Company Material Adverse Effect and (ii) to the Knowledge of the Company, no party to a Company Reinsurance Contract is insolvent or the subject of a rehabilitation, liquidation, conservatorship, receivership, bankruptcy or similar proceeding.
(b)   Neither the applicable Company Insurance Subsidiary nor, to the Knowledge of the Company, any of the other parties to any Company Reinsurance Contract is in material default or material breach or has failed to perform any material obligation under any such Company Reinsurance Contract. None of the Company Insurance Subsidiaries has received written notice of the existence of any event or condition which constitutes, or, after notice or lapse of time or both, will constitute, a default on the part of such Company Insurance Subsidiary under any Company Reinsurance Contract, except where such default would not reasonably be expected to have a Company Material Adverse Effect.
(c)   Except as would not reasonably be expected to have a Company Material Adverse Effect, (i) since January 1, 2021, neither the Company nor its Subsidiaries have received any written notice from any party to a Company Reinsurance Contract that any amount of reinsurance ceded by it or such Subsidiary to such counterparty, or any amount receivable by or payable to it or such Subsidiary from such counterparty, will be uncollectible or otherwise defaulted upon, (ii) to the Knowledge of the Company, the financial condition of any party to a Company Reinsurance Contract is not impaired to the extent that a default thereunder is reasonably anticipated and (iii) there are no, and since January 1, 2021 there have been no, disputes under any Company Reinsurance Contract other than disputes in the ordinary course of business for which adequate loss reserves have been established. To the Knowledge of the Company, none of the Company Reinsurance Contracts is finite reinsurance, financial reinsurance or such other form of reinsurance that does not meet the risk transfer requirements under applicable Laws.
(d)   Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, with respect to any Company Reinsurance Contract for which any Company Insurance Subsidiary is taking credit on its most recent Company Statutory Statements, from and after January 1, 2021: (i) there has been no separate written or oral agreement between the Company or any of its Subsidiaries and the assuming reinsurer that would under any circumstances reduce, limit, mitigate or otherwise affect any actual or potential loss to the parties under any such Company Reinsurance Contract, other than inuring contracts that are explicitly defined in any such Company Reinsurance Contract; (ii) for each such Company Reinsurance Contract currently in force, for which risk transfer is not reasonably considered to be self-evident to the extent required by any applicable provisions of Applicable SAP, documentation concerning the economic intent of the transaction and the risk transfer analysis satisfactorily evidencing the proper accounting treatment as required by Applicable SAP, is available for review by the relevant Governmental Authorities for each of the Company and its Subsidiaries; (iii) the Company Insurance Subsidiary party thereto complies and has complied in all material respects with any applicable requirements set forth in Applicable SAP; and (iv) the Company Insurance Subsidiary party thereto has and has had appropriate controls in place to monitor the use of reinsurance and comply in all material respects with the provisions of Applicable SAP.
Section 4.21   Reserves.   The reserves for losses (including incurred but not reported losses), loss adjustment expenses (whether allocated or unallocated) and unearned premiums of each Company Insurance Subsidiary contained in the Company Statutory Statements (a) were, except as otherwise noted in the applicable Company Statutory Statement, determined in all material respects in accordance with Applicable SAP and (b) satisfied the requirements of all applicable Insurance Laws and Applicable SAP with respect to the establishment of reserves in all material respects. As of the date of this Agreement, the Company has made available to Parent a true, complete and correct copy of all material actuarial reports in the Company’s possession and prepared by independent actuaries with respect to any Company Insurance Subsidiary for periods beginning on after January 1, 2021. Any information and data furnished by the Company or any of its Subsidiaries to independent actuaries in connection with the preparation of such actuarial reports were derived from the books and records of the Company and its Subsidiaries.
Section 4.22   Opinion of Financial Advisor.   The Company Board has received the opinion of Goldman Sachs & Co. LLC (“Goldman Sachs”), dated the date of this Agreement, to the effect that, as of such date, and based upon and subject to the various assumptions, qualifications and limitations set forth therein, the Merger Consideration to be paid to the holders (other than Parent and its Affiliates) of Company Shares is fair from a financial point of view to such holders of Company Shares. It is agreed and understood that such opinion is for the benefit of the Company Board and may not be relied on by Parent or Merger Sub for any purpose.
Section 4.23   Brokers and Other Advisors.   Except for Goldman Sachs, the fees and expenses of which will be paid by the Company pursuant to an engagement letter, of which a true and correct summary of the material terms has been provided to Parent on a confidential basis, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company, any of its Subsidiaries or any of their respective directors, officers or employees.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent and Merger Sub jointly and severally represent and warrant to the Company that except as (A) set forth in the corresponding section of the disclosure letter delivered by Parent and Merger Sub to the Company on the date of this Agreement (the “Parent Disclosure Letter”) (it being agreed that disclosure set forth in one section or sub-section of the Parent Disclosure Letter shall be deemed disclosure with respect to, and shall be deemed to apply to and qualify, the section or sub-section of this Agreement to which it corresponds in number and each other section or sub-section of the Agreement to the extent the qualifying nature of such disclosure with respect to such other section or sub-section is reasonably apparent on the face of such disclosure) or (B) disclosed in any report, schedule, form, statement or other document (including exhibits) filed with, or furnished to, the SEC by Parent and publicly available at least three (3) business days prior to the date of this Agreement (the “Parent SEC Documents”), other than any disclosure contained in such Parent SEC Documents under the heading “Risk Factor” or “Forward-Looking Statements” or sections of such reports, or that otherwise constitute risk factors or forward-looking statements (it being agreed and understood that any matter disclosed in such Parent SEC Documents shall not be deemed disclosed for purposes of Section 5.02, Section 5.06 and Section 5.10):
Section 5.01   Organization; Standing.   Parent is a Bermuda exempted company limited by shares duly incorporated and organized, validly existing and in good standing under the Laws of Bermuda, and Merger Sub is an exempted company limited by shares duly organized, validly existing and in good standing under the Laws of Bermuda. Each of Parent and Merger Sub has all requisite power and authority necessary to carry on its business as it is now being conducted, except as would not reasonably be expected to have a Parent Material Adverse Effect. Each of Parent and Merger Sub is duly licensed or qualified to do business and is in good standing (where such concept is recognized under applicable Law) in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not reasonably be expected to have a Parent Material Adverse Effect. Parent has made available to the Company true, complete and correct copies of Parent’s and Merger Sub’s memorandum of association and bye-laws, each as amended to the date of this Agreement.
Section 5.02   Authority; Noncontravention.
(a)   Each of Parent and Merger Sub has all necessary power and authority to execute and deliver this Agreement and the Statutory Merger Agreement, to perform its obligations hereunder and, subject to obtaining the Merger Sub Shareholder Approval, to consummate the Transactions. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the Statutory Merger Agreement, and the consummation by Parent and Merger Sub of the Transactions, have been duly and unanimously authorized and approved by each of the Parent Board and the Merger Sub Board, as applicable, and, except for obtaining the Merger Sub Shareholder Approval (which approval shall be provided by the written consent of BNRE Triangle Acquisition Inc. immediately following the execution of this Agreement), executing and delivering the Statutory Merger Agreement and filing the Merger Application with the Registrar pursuant to the Bermuda Companies Act, no other action (including any shareholder vote or other action) on the part of Parent or Merger Sub is necessary to authorize the execution, delivery and performance by Parent and Merger Sub of this Agreement and the Statutory Merger Agreement and the consummation by Parent and Merger Sub of the Transactions. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of them in accordance with its terms, except that such enforceability may be limited by and is subject to the Bankruptcy and Equity Exception.
(b)   Each of the Parent Board and the Merger Sub Board have unanimously (i) approved this Agreement, the Statutory Merger Agreement and the Merger, (ii) determined that the terms of this

Agreement and the Statutory Merger Agreement are in the best interests of Parent or Merger Sub, as applicable, and (iii) declared the advisability of this Agreement, the Statutory Merger Agreement and the Merger, and, as of the date of this Agreement, such resolutions have not been subsequently rescinded, modified or withdrawn in any way.
(c)   Neither the execution and delivery of this Agreement by Parent and Merger Sub, nor the consummation by Parent or Merger Sub of the Transactions, nor performance of or compliance by Parent or Merger Sub with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the certificates or articles of incorporation, memorandum of association, bylaws, bye-laws or other comparable charter or organizational documents of (A) Parent or Merger Sub or (B) any of Parent’s other Subsidiaries or (ii) assuming (A) compliance with the matters set forth in Section 4.03(c) (other than Section 4.03(c)(ii)(A)) (and assuming the accuracy of the representations and warranties made in such Section 4.03(c)), (B) that the actions described in Section 5.02(a) have been completed, (C) that the Consents referred to in Section 5.03 and, in the case of Merger Sub, the Merger Sub Shareholder Approval are obtained and (D) that the filings referred to in Section 5.03 are made and any waiting periods thereunder have terminated or expired, in the case of each of the foregoing clauses (A) through (D), prior to the Effective Time, (x) violate any Law applicable to Parent or any of its Subsidiaries, (y) require any consent or notice, or conflict with, violate or constitute a default under any of the terms, conditions or provisions of any material Contract to which Parent or any of its Subsidiaries is a party or give rise to any right of purchase, termination, amendment, acceleration or cancellation under, result in the loss of any benefit under, or result in the triggering of any payments pursuant to, obligations under any such material Contract or (z) result in the creation of any Lien on any properties or assets of Parent or any of its Subsidiaries, except, in the case of clauses (ii)(y) and (ii)(z), as would not reasonably be expected to have a Parent Material Adverse Effect.
(d)   The Merger Sub Shareholder Approval (which approval shall be provided by the written consent of BNRE Triangle Acquisition Inc. as contemplated by Section 6.11) is the only vote or approval of the holders of any class or series of shares of Merger Sub that is necessary to approve this Agreement, the Statutory Merger Agreement and the Merger.
Section 5.03   Governmental Approvals.   Except for (a) compliance with the applicable requirements of the Exchange Act, including the filing with the SEC of the Proxy Statement, (b) compliance with the rules and regulations of the NYSE, (c) the filing of the Merger Application with the Registrar pursuant to the Bermuda Companies Act, (d) filings required under, and compliance with other applicable requirements of, the HSR Act, and such other Consents, filings, declarations or registrations as are required to be made or obtained under any other Antitrust Laws, (e) compliance with any applicable state securities or blue sky laws, (f) approvals, filings and notices under all applicable Insurance Laws as set forth in Section 5.03 of the Parent Disclosure Letter (the “Parent Insurance Approvals”), (g) the Company Insurance Approvals (assuming the accuracy of the representations and warranties made in Section 4.04(f) and the completeness of Section 4.04(f) of the Company Disclosure Letter) and (i) such other Consents, filings, declarations or registrations that, if not obtained, made or given, would not reasonably be expected to have a Parent Material Adverse Effect, no Consent of, or filing, declaration or registration with, any Governmental Authority is necessary for the execution and delivery of this Agreement by Parent and Merger Sub, the performance by Parent and Merger Sub of their obligations hereunder and the consummation by Parent and Merger Sub of the Transactions.
Section 5.04   Ownership and Operations of Merger Sub.   Parent owns beneficially and of record all of the issued and outstanding shares of BAM Re Holdings Ltd., BAM Re Holdings Ltd. owns beneficially and of record all of the issued and outstanding shares of BAMR US Holdings (Bermuda) I Ltd., BAMR US Holdings (Bermuda) I Ltd. owns beneficially and of record all of the issued and outstanding equity interests of BAMR US Holdings LLC, BAMR US Holdings LLC owns beneficially and of record all of the issued and outstanding shares of BNRE Triangle Acquisition Inc. and BNRE Triangle Acquisition Inc. owns beneficially and of record all of the issued and outstanding shares of Merger Sub, free and clear of all Liens. Merger Sub was formed solely for the purpose of engaging in the Transactions, has no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to the Transactions, and prior to the Effective Time, will not have engaged in any business activities other than those relating to the Transactions.
Section 5.05   Financing.   Parent and Merger Sub collectively have as of the date of this Agreement and will continue to have through and at the Effective Time unencumbered cash or cash equivalents that are sufficient to permit Parent to pay the aggregate Merger Consideration, consideration payable to holders of Company Awards pursuant to Section 3.03 and any other amount required to be paid in connection with the consummation of the Transactions and to pay all related fees and expenses of Parent and Merger Sub. For the avoidance of doubt, in no event shall the receipt or availability of any funds or financing by or to Parent or any Affiliate of Parent be a condition to any of Parent’s or Merger Sub’s obligations hereunder.
Section 5.06   Certain Arrangements.   As of the date of this Agreement, there are no Contracts or other arrangements or understandings (whether oral or written) or commitments to enter into Contracts or other arrangements or understandings (whether oral or written) (a) between Parent, Merger Sub or any of their Affiliates, on the one hand, and any member of the Company’s management or the Company Board, on the other hand, that relate in any way to the Company or any of its Subsidiaries or the Transactions, (b) pursuant to which any shareholder of the Company would be entitled to receive consideration of a different amount or nature than the Merger Consideration or pursuant to which any shareholder of the Company agrees to vote to approve the Merger and this Agreement or agrees to vote against any Superior Proposal or (c) between Parent, Merger Sub or any of their Affiliates, on the one hand, and any holder of Company Awards, on the other hand, pursuant to which such holder would be entitled to receive consideration of a different amount or nature than the consideration payable pursuant to Section 3.03.
Section 5.07   Information Supplied.   None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement to be sent to the Company’s shareholders in connection with the Company Shareholders Meeting (including any amendment or supplement thereto or document incorporated by reference therein) shall, on the date the Proxy Statement is first mailed to the Company’s shareholders, at the time of any amendment thereof or supplement thereto and at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or omit to state a material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Shareholders Meeting which has become false or misleading.
Section 5.08   Legal Proceedings.   Except as would not reasonably be expected to have a Parent Material Adverse Effect, as of the date of this Agreement, there is no (a) Action pending or, to the Knowledge of Parent, threatened in writing, against Parent or any of its Subsidiaries or (b) outstanding injunction, order, judgment, ruling, decree or writ imposed upon Parent or any of its Subsidiaries, in each case, by or before any Governmental Authority.
Section 5.09   Ownership of Company Shares or Series A Preferred Shares.   None of Parent, Merger Sub or any of their Affiliates beneficially owns (within the meaning of Section 13 of the Exchange Act), or will prior to the Closing Date beneficially own, any Company Shares or Series A Preferred Shares, or is a party, or will prior to the Closing Date become a party, to any Contract, other arrangement or understanding (whether written or oral) (other than this Agreement) for the purpose of acquiring, holding, voting or disposing of any Company Shares or Series A Preferred Shares.
Section 5.10   Brokers and Other Advisors.   No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Parent, Merger Sub, any of Parent’s Subsidiaries or any of their respective directors, officers or employees.
ARTICLE VI
ADDITIONAL COVENANTS AND AGREEMENTS
Section 6.01   Conduct of Business.
(a)   During the period from the date of this Agreement through the earlier of the Closing and the termination of this Agreement, except as required by applicable Law or as expressly required or permitted by this Agreement or described in Section 6.01(a) of the Company Disclosure Letter, unless Parent otherwise consents in writing (such consent not to be unreasonably withheld, conditioned or delayed), (w) the Company shall, and shall cause each of its Subsidiaries to, carry on its business in all material respects in the ordinary course, (x) to the extent consistent with clause (w) and subject to clause (y), the

Company shall, and shall cause its Subsidiaries to, use its and their commercially reasonable efforts to preserve its and each of its Subsidiaries’ business organizations substantially intact and preserve existing relations with Governmental Authorities, key customers, reinsurance providers, rating agencies, distributors, suppliers and other Persons with whom the Company or its Subsidiaries have significant business relationships, and retain the services of its current officers and key employees, in each case, consistent with past practice in all material respects and (y) the Company shall not, and shall not permit any of its Subsidiaries to (it being understood that no act or omission by the Company or any of its Subsidiaries with respect to the matters specifically addressed by any provision of this clause (y) below shall be deemed to be a breach of clause (w) or (x)):
(i)   (A) issue, sell or grant, or authorize the issue, sale or grant of, any Company Shares, Company Preferred Shares or other equity or voting interests of the Company, or any securities or rights convertible into, exchangeable or exercisable for, or evidencing the right to subscribe for, any Company Shares, Company Preferred Shares or other equity or voting interests of the Company or any of its Subsidiaries, or any options, rights, warrants or other commitments or agreements to acquire from the Company or any of its Subsidiaries, or that obligate the Company or any of its Subsidiaries to issue, any share capital of, or other equity or voting interests in, or any securities convertible into or exchangeable for shares of, or other equity or voting interests in, the Company or any of its Subsidiaries; provided that the Company may issue Company Shares, Company Preferred Shares or other securities (x) as required pursuant to the vesting, settlement or exercise of Company Awards or Company Rights, in either case, that (1) are outstanding on the date of this Agreement in accordance with the terms of the applicable Company Award or Company Right in effect on the date of this Agreement or (2) granted after the date of this Agreement in accordance with Section 6.01(a) of the Company Disclosure Letter or (y) pursuant to any purchases of Company Shares pursuant to the Company ESPP and the UK ESPP in accordance with the terms of such plans; provided, further, that the Subsidiaries of the Company may make any such issuances, sales or grants to the Company or a direct or indirect wholly owned Subsidiary of the Company, (B) redeem, purchase or otherwise acquire, or propose to redeem, purchase or otherwise acquire, any outstanding Company Shares, Company Preferred Shares or other equity or voting interests of the Company, or any other securities or indebtedness of the Company, or any rights, warrants or options to acquire any Company Shares, Company Preferred Shares or other equity or voting interests of the Company, or any other securities or indebtedness of the Company, except (x) pursuant to the Company Plans or the Company Awards (in each case, as in effect as of the date hereof) in the ordinary course of the operations of such plans consistent with past practices, or (y) in connection with the satisfaction of Tax withholding obligations with respect to Company Awards, (C) in the case of the Company, establish a record date for, declare or propose to declare, set aside for payment or pay any dividend on, or make any other distribution in respect of, any Company Shares, Company Preferred Shares or other equity or voting interests of the Company, in each case, other than periodic cash dividends not to exceed $437.50 per Series A Preferred Share with record dates and payment dates as set forth on Section 6.01(a)(i) of the Company Disclosure Letter or (D) adjust, split, combine, subdivide or reclassify, or propose to adjust, split, combine, subdivide or reclassify, any Company Shares, Company Preferred Shares or other equity or voting interests of the Company or any of its Subsidiaries, or any other securities in respect thereof, in lieu thereof or in substitution therefor;
(ii)   (A) incur, assume, guarantee or otherwise become responsible for any indebtedness for borrowed money, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any such indebtedness or any debt securities of another Person or enter into any keepwell or other agreement to maintain any financial statement condition of another Person (collectively, “Indebtedness”), except for (x) Indebtedness incurred solely between the Company and any of its Subsidiaries or solely between its Subsidiaries, (y) draws upon existing letters of credit in the ordinary course of business (or replacement letters of credit with similar terms) having an aggregate principal amount outstanding that is not in excess of $7,500,000 in the aggregate and (z) borrowings under the Company’s existing credit facility not in excess of $7,500,000 in the aggregate (after consultation with Parent), or (B) enter into any swap or hedging transaction or other derivative agreements other than in the ordinary course of business and in compliance with the Investment Guidelines;

(iii)   sell or lease to any Person, in a single transaction or series of related transactions, any of its owned properties or assets whose value or purchase price exceeds $3,000,000 individually, or $10,000,000 in the aggregate, except for (A) dispositions of obsolete, surplus or worn out assets or assets that are no longer used or useful in the conduct of the business of the Company or any of its Subsidiaries, (B) transfers among the Company and its Subsidiaries, (C) leases and subleases of real property owned or leased by the Company and any of its Subsidiaries, (D) pursuant to Contracts in effect on the date of this Agreement (or entered into after the date of this Agreement in compliance with this Agreement) or (E) other transactions in the ordinary course of business or consistent with the Investment Guidelines (including in connection with cash management or investment portfolio activities);
(iv)   make any loans, advances or capital contributions to, or investments in, any other person (other than any Subsidiary of the Company) other than (A) loans made in the ordinary course of business not to exceed $3,000,000 individually, or $10,000,000 in the aggregate, (B) advances for expenses incurred in the ordinary course of business, (C) as relates to Investment Assets made in the ordinary course of business and (D) in connection with transactions permitted pursuant to Section 6.01(a)(v);
(v)   make any acquisition (including by merger or amalgamation) of the share capital or other equity or voting interests of any other Person or a material portion of the assets of any other Person or any business or any corporation, partnership, joint venture, association or other business organization or division thereof, in each case for consideration in excess of $1,250,000 individually or $5,000,000 in the aggregate, except for Investment Assets acquired in the ordinary course of business;
(vi)   except as required pursuant to the terms of any Company Plan in effect on the date of this Agreement or established or amended after the date of this Agreement in compliance with this Agreement, (A) grant to any current or former director, officer or employee of the Company or any of its Subsidiaries any material increase in base salary, cash incentive compensation opportunity or other compensation or benefits, other than as a result of any increases in base salaries as part of the Company’s regular annual compensation review process at the time such process is normally undertaken and otherwise in the ordinary course of business consistent with past practice, for employees of the Company and its Subsidiaries who are not Covered Employees; provided, that the aggregate amount of such increases shall not exceed 5% of the aggregate base salaries of all employees of the Company and its Subsidiaries, measured as of immediately prior to the date hereof, (B) grant to any current or former director, officer or employee of the Company or any of its Subsidiaries any material severance, change in control, retention or termination pay, or any increase in or enhancement of any severance, change in control, retention or termination pay, (C) pay any incentive compensation, other than the payment of annual bonuses for completed periods based on actual performance in the ordinary course of business consistent with past practice and the terms of the applicable Company Plan as in effect as of the date hereof, (D) grant any new award or bonus, or amend, enhance or modify the terms of any outstanding award or bonus (including pursuant to any action to accelerate the vesting or lapse of restrictions or payment, or to fund or secure the payment of, any compensation or benefits), (E) establish, adopt, enter into or amend in any material respect any material Company Plan or collective bargaining agreement or other agreement with a labor union, works council, trade union, labor association or other employee representative organization, (F) enter into, adopt, amend or enhance in any material respect any employment, consulting, severance or termination agreement with any current or former director, officer or employee of the Company or any of its Subsidiaries who is (or, if employed as of the date hereof, would be) a Covered Employee, (G) hire, promote or terminate without “cause” the employment of, any executive officer or any employee who is (or, if employed as of the date hereof, would be) a Covered Employee, (H) voluntarily waive the restrictive covenant obligations of any employee of the Company or any of its Subsidiaries, (I) amend or modify any performance criteria, metrics or targets under any Company Plan such that, as compared to those criteria, metrics or targets under any Company Plan in effect as of the date of this Agreement, the performance criteria, metrics or targets would reasonably be expected to be materially more likely to be achieved than in the absence of such amendment or modification or (J) change any actuarial or other assumptions used to calculate funding obligations with respect to any Company Plan or change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by GAAP; provided, however, that the foregoing shall not restrict the Company or any of its Subsidiaries from (w) entering into or making available to newly hired employees or to employees, in either case, who are not (or, if employed as of the date hereof, would not be) Covered Employees in the context of promotions based on job performance or workplace requirements, in each case, in the ordinary course of business, plans, agreements, benefits and compensation arrangements (excluding equity-based incentive grants, but including cash-based incentive grants pursuant to Section 6.01(a)(vi) of the Company Disclosure Letter) that have terms and a value that is consistent with the past practice of making compensation and benefits available to newly hired or promoted employees in similar positions, or consistent with the compensation and benefits of the then-current employee whom such newly hired or promoted employee is engaged to replace or succeed, (x) taking any of the foregoing actions to comply with, satisfy Tax-qualification requirements under, or avoid the imposition of Tax under, the Code and any applicable guidance thereunder, or other applicable Law or (y) making immaterial changes in the ordinary course of business consistent with past practice to nondiscriminatory health and welfare plans available to all employees generally;
(vii)   issue or forgive any material loans (other than routine travel or business expense advances issued in the ordinary course of business) to any employee, director or independent contractor (who is a natural person) of the Company or any of its Subsidiaries;
(viii)   make any material changes, alterations or departures in financial accounting methods, principles or practices materially affecting the consolidated assets, liabilities or results of operations of the Company and its Subsidiaries, except insofar as may be required by (or, in the reasonable good faith judgment of the Company, advisable under) (A) GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the FASB or any similar organization, (B) Applicable SAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the National Association of Insurance Commissioners or (C) any applicable Laws, including Regulation S-X under the Securities Act;
(ix)   except as may be required by (or, in the reasonable good faith judgment of the Company, advisable under) (A) GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the FASB or any similar organization, (B) Applicable SAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the National Association of Insurance Commissioners or (C) any applicable Laws, alter, amend or depart from in any material respect any existing financial accounting practice guideline, policy or principle of the Company or any of its Subsidiaries;
(x)   except as may be required by (or, in the reasonable good faith judgment of the Company, advisable under) (A) GAAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the FASB or any similar organization, (B) Applicable SAP (or any interpretation thereof), including pursuant to standards, guidelines and interpretations of the National Association of Insurance Commissioners or (C) any applicable Laws, alter, amend or depart, in each case, that would result in a material deviation (provided that, in connection with exigencies of the business of the Company and its Subsidiaries, if Parent has not responded to a written request for consent from the Company within three (3) business days, consent shall be deemed to be granted to such request) from any existing underwriting, reserving, claim handling, actuarial, loss control, investment, reinsurance or retrocession practice guideline, policy or principle of the Company or any of its Subsidiaries;
(xi)   (A) amend the Company Organizational Documents or (B) amend in any material respect the comparable organizational documents of any of the Subsidiaries of the Company in a manner that would reasonably be expected to prevent or to impede, interfere with, hinder or delay in any material respect the consummation of the Transactions;
(xii)   adopt a plan or agreement of complete or partial liquidation or dissolution, merger, amalgamation, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than dormant Subsidiaries or, with respect to any merger, amalgamation or consolidation, other than among the Company and any wholly owned Subsidiary of the Company or among wholly owned Subsidiaries of the Company);
(xiii)   grant any Lien (other than Permitted Liens) on any of its material assets other than to secure Indebtedness permitted under Section 6.01(a)(ii);
(xiv)   other than in connection with claims under Company Insurance Policies or Company Reinsurance Contracts, settle or compromise any pending or threatened Action against the Company or any of its Subsidiaries for a cash settlement amount of more than $1,250,000 individually or $5,000,000 in the aggregate, or which settlement imposes any material restrictions on any of the future activities of the Company and its Subsidiaries or that imposes equitable relief on, or the admission of wrongdoing by, the Company, any of its Subsidiaries or any of their respective officers or directors;
(xv)   other than in the ordinary course of business, (A) make, change or revoke any material Tax election; (B) settle or compromise any audit, claim, assessment or other proceeding relating to Tax; (C) make any material change to any annual Tax accounting period or method of Tax accounting; (D) amend, refile or otherwise revise any previously filed Tax Return; (E) request a ruling relating to Tax; (F) enter into or terminate any agreement with any Tax authority with respect to Tax; (G) surrender any right to claim a refund of material Taxes, or consent to any extension or waiver of the limitation period applicable to any Tax claim or Tax assessment; (H) fail to pay any material Tax that becomes due and payable (including any estimated Tax payments); (I) enter into any Tax sharing, indemnity or similar agreement (other than solely among the Company or any of its Subsidiaries); or (J) prepare or file any Tax Return in a manner inconsistent with past practice; in each case, only to the extent the items described in sub-clauses (A) through (J) could reasonably be expected to adversely affect Parent, the Company or any Subsidiary in a material manner after the Closing;
(xvi)   (A) enter into any new material line of business in which the Company and its Subsidiaries do not operate as of the date of this Agreement or (B) withdraw from any existing material line of business;
(xvii)   except in the ordinary course of business, (A) commute or materially amend any Company Reinsurance Contract or Material Contract, or (B) enter into any Contract that would have been a Company Reinsurance Contract or a Material Contract had it been entered into before the execution of this Agreement, if the Company or any of its Subsidiaries would be required to post collateral to secure its liabilities under such agreement or contract in excess of the amount required by applicable Law for the ceding company to receive full credit for the reserves ceded thereunder; provided, that in no event shall the Company or any of its Subsidiaries enter into any new investment advisory or investment management agreement with a third party;
(xviii)   materially amend the Investment Guidelines;
(xix)   voluntarily (i) abandon, dispose of or permit to lapse any Company Intellectual Property material to the Company and its Subsidiaries, taken as a whole, other than in the ordinary course of business or (ii) fail to maintain the secrecy, confidentiality and value of any material Trade Secrets in the Company Intellectual Property, other than in the ordinary course of business;
(xx)   acquire or make any commitment to acquire Investment Assets that are comprised of alternative or illiquid investments, other than pursuant to Contracts in effect as of the date hereof; or
(xxi)   authorize any of, or commit or agree, in writing or otherwise, to take any of, the foregoing actions.
(b)   Nothing in this Agreement is intended to give Parent, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time, and nothing in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct Parent’s or its Subsidiaries’ operations. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.
(c)   During the period from the date of this Agreement through the Closing, the Company shall use reasonable best efforts to comply with any notice, consultation or consent obligations required by applicable Law or the terms of any applicable collective bargaining agreement or other labor-related agreement in respect of any works council, union, labor board, trade organization, employee group or other representative body in connection with the Transactions or other transactions undertaken by the Company where such requirements may be implicated. Subject to applicable Law, the Company shall use reasonable best efforts to (i) keep Parent reasonably informed of all material steps taken by the Company in any such notification, consultation and/or consent process, (ii) permit Parent a reasonable opportunity to review any written communication to be delivered in connection with any such notification, consultation and/or consent process and (iii) provide Parent with such information as Parent may reasonably request in writing in relation to any such notification, consultation and/or consent process.
(d)   Subject to applicable Law or any directives from Insurance Regulators, as promptly as reasonably practicable following the date of this Agreement, the Company shall develop a plan designed to improve the capital position of AIC (the “AIC Plan”), which AIC Plan may include (i) the Company or one of its Subsidiaries contributing capital to AIC, (ii) establishing an affiliated captive insurer and having AIC cede reserves to such captive, (iii) contributing the equity interests of one or more of the Company’s Subsidiaries to AIC or (iv) some combination of the foregoing. The Company shall reasonably cooperate with Parent in developing the AIC Plan and the Company shall consider in good faith any comments proposed by Parent in writing on the AIC Plan. Subject to applicable Law or any directives from Insurance Regulators, the Company shall (x) not take any of the steps noted above to implement the AIC Plan without the prior written consent of Parent and (y) subject to clause (x), use commercially reasonable efforts to implement the AIC Plan prior to the Closing.
(e)   Following the date of this Agreement, the Company shall use commercially reasonable efforts to cause Argo Re Ltd. to request conversion of its license in Brazil from that of an admitted reinsurer to that of an occasional reinsurer. In connection with the foregoing, the Company shall use commercially reasonable efforts to (i) provide any information or documents reasonably requested by the Brazilian Private Insurance Authority (Superintendência de Seguros Privados) and (ii) take any other steps necessary or advisable to accomplish such license conversion. If the license conversion described in this Section 6.01(e) is consummated, the Company shall use commercially reasonable efforts to dispose of, dissolve or wind up its representative office in Brazil.
Section 6.02   No Solicitation by the Company; Change in Recommendation.
(a)   Except as permitted by this Section 6.02, from and after the date hereof, the Company shall, and shall cause each of its Subsidiaries, and its and their respective directors, officers and employees to, and shall use its reasonable best efforts to cause its other Representatives to, (i) immediately cease any solicitation, encouragement, discussions or negotiations of or with any Persons that may be ongoing with respect to a Takeover Proposal and (ii) during the period from the date of this Agreement through the earlier of the Closing and the termination of this Agreement, not, directly or indirectly, (A) solicit, encourage, initiate or take any action to knowingly facilitate the submission of any inquiry or the making of any proposal, in each case, that constitutes, or would reasonably be expected to lead to, a Takeover Proposal, (B) engage in or otherwise participate in any discussions or negotiations regarding, or furnish to any other Person any material non-public information for the purpose of facilitating, a Takeover Proposal or (C) approve or recommend, make any public statement approving or recommending, or enter into any letter of intent, agreement or agreement in principle that constitutes or would reasonably be expected to lead to a Takeover Proposal. Promptly following the execution of this Agreement, the Company shall, to the extent it had not previously done so prior to the date of this Agreement, deliver a request to each Person that has previously executed a confidentiality agreement with the Company during the twelve (12) months prior to the date of this Agreement in connection with considering or making a Takeover Proposal to promptly return to the Company or destroy all non-public information previously furnished or made available to such Person or any of its Representatives by or on behalf of the Company or any of its Subsidiaries in accordance with the terms of the applicable confidentiality agreement and immediately terminate all physical and electronic dataroom access previously granted to any such Persons or their Representatives. The Company shall promptly inform its Representatives of the Company’s obligations under this Section 6.02 and shall be liable for any action taken by any Representative of the Company that, if taken by the Company, would constitute a breach of this Section 6.02. Notwithstanding the foregoing, the Company shall be permitted to waive any standstill provision to allow any Person to make a Takeover Proposal to the Company Board on a non-public basis if the Company Board has determined in good faith, after consultation with the Company’s outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law.
(b)   Notwithstanding anything contained in Section 6.02(a) or any other provision of this Agreement to the contrary, if at any time prior to obtaining the Required Shareholder Approval the Company receives a bona fide Takeover Proposal, which Takeover Proposal did not result from any breach of this Section 6.02, then (i) the Company and its Representatives may contact such Person or group of Persons making the Takeover Proposal to clarify the terms and conditions thereof or to request that any Takeover Proposal made orally be made in writing and (ii) if the Company Board has determined in good faith, after consultation with the Company’s financial advisors and outside legal counsel, that such Takeover Proposal constitutes or would reasonably be expected to lead to a Superior Proposal, then the Company and its Representatives may (x) enter into an Acceptable Confidentiality Agreement with the Person or group of Persons making the Takeover Proposal and furnish pursuant thereto information (including non-public information) with respect to the Company and its Subsidiaries to the Person or group of Persons who has made such Takeover Proposal; provided that the Company shall simultaneously provide to Parent any information with respect to the Company and its Subsidiaries that is provided to any Person to the extent access to such information was not previously provided to Parent and its Representatives and (y) after entering into an Acceptable Confidentiality Agreement, engage in or otherwise participate in discussions or negotiations with the Person or group of Persons making such Takeover Proposal. In no event may the Company or any of its Subsidiaries or any of their respective Representatives directly or indirectly reimburse or pay, or agree to reimburse or pay, the fees, costs or expenses of, or provide or agree to provide any compensation to, any Person or group of Persons (or any of its or their representatives or potential financing sources) making a Takeover Proposal in connection with any of the foregoing.
(c)   The Company shall promptly (and in any event within twenty-four (24) hours) notify Parent in the event that the Company or any of its Subsidiaries or its or their Representatives receives a Takeover Proposal and shall disclose to Parent the material terms and conditions of any such Takeover Proposal (including, if applicable, copies of any written requests, proposals or offers, including proposed agreements) and the identity of the Person or group of Persons making such Takeover Proposal. The Company shall keep Parent reasonably informed on a prompt basis of any material developments with respect to any such Takeover Proposal (including any material changes thereto). For the avoidance of doubt, all information provided to Parent pursuant to this Section 6.02 will be subject to the terms of the Confidentiality Agreement.
(d)   Neither the Company Board nor any committee thereof shall (x)(A) withhold or withdraw the Company Board Recommendation, (B) modify, qualify or amend the Company Board Recommendation in a manner adverse to Parent, (C) fail to include the Company Board Recommendation in the Proxy Statement, (D) approve, adopt or publicly endorse or recommend any Takeover Proposal, or refrain from recommending against any Takeover Proposal that is a tender offer or exchange offer, within ten (10) business days after the commencement of such tender offer or exchange offer pursuant to Rule 14d-2 of the Exchange Act (or such fewer number of business days as remain prior to the Company Shareholders Meeting as it may be adjourned or postponed) or (E) fail to publicly reaffirm the Company Board Recommendation within ten (10) business days after receipt of a written request by Parent to make such public reaffirmation following the receipt by the Company of a Takeover Proposal (or, if the Company Shareholders Meeting is scheduled to be held within ten (10) business days of such request, within five (5) business days of such request and in any event, prior to the date of the Company Shareholders Meeting) (other than in the case of a Takeover Proposal in the form of a tender offer or exchange offer which shall be governed by clause (D)) that has not been withdrawn; provided that Parent may make any such request only once in any ten (10) business day period and only once for each such Takeover Proposal and once for each material amendment to such Takeover Proposal (any prohibited action described in this clause

(x) being referred to as an “Adverse Recommendation Change”) or (y) authorize, cause or permit the Company or any of its Subsidiaries to execute or enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, amalgamation agreement or other similar agreement related to any Takeover Proposal, other than any Acceptable Confidentiality Agreement pursuant to Section 6.02(b) (each, a “Company Acquisition Agreement”). Notwithstanding the foregoing or any other provision of this Agreement to the contrary, prior to the time the Required Shareholder Approval is obtained, the Company Board may:
(i)   in response to an Intervening Event, if the Company Board has determined in good faith, after consultation with the Company’s financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law, make an Adverse Recommendation Change; and
(ii)   in response to a Superior Proposal, if the Company Board has determined in good faith, after consultation with the Company’s financial advisors and outside legal counsel, that failure to take such action would be inconsistent with the directors’ fiduciary duties under applicable Law, (A) make an Adverse Recommendation Change or (B) cause the Company to terminate this Agreement pursuant to Section 8.01(d)(ii) and enter into a Company Acquisition Agreement with respect to such Superior Proposal;
provided that the Company has given Parent at least five (5) business days’ prior written notice (a “Company Notice”) of its intention to make an Adverse Recommendation Change or cause the Company to terminate this Agreement pursuant to Section 8.01(d)(ii), which notice (I) in the case of an Intervening Event, specifies the material effects, changes or events comprising such Intervening Event and (II) in the case of a Superior Proposal, discloses (1) the material terms and conditions of such Superior Proposal and the identity of the Person or group of Persons making such Superior Proposal and (2) a copy of the most current version of the Company Acquisition Agreement (if any) with respect to such Superior Proposal; provided, further, that, (X) during such five (5) business day period (it being understood and agreed that any change to the financial or other material terms and conditions of a Superior Proposal shall require an additional Company Notice to Parent of two (2) business days running from the date of such notice), the Company shall have, and shall have caused its Representatives to, negotiate with Parent in good faith to make such amendments to the terms and conditions of this Agreement as would enable the Company Board to no longer make an Adverse Recommendation Change or a determination that a Takeover Proposal constitutes a Superior Proposal and (Y) the Company Board shall have determined following the end of such five (5) business day period (as it may be extended pursuant to this Section 6.02(d)), after considering the results of such negotiations and any amendments to this Agreement committed to in writing by Parent, if any, after consultation with the Company’s financial advisors and outside legal counsel, (i) that the Superior Proposal giving rise to such Company Notice continues to be a Superior Proposal or (ii) that failure to make an Adverse Recommendation Change in respect of the applicable Intervening Event would be inconsistent with the directors’ fiduciary duties under applicable Law.
(e)   Nothing contained in this Section 6.02 or elsewhere in this Agreement shall prohibit the Company or the Company Board or any committee thereof from (i) taking and disclosing to shareholders of the Company a position or communication contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act (it being understood that any such communication to the shareholders of the Company shall not be deemed to be an Adverse Recommendation Change) or (ii) making any disclosure or communication to shareholders of the Company that the Company Board determines in good faith, based on the advice of its outside legal counsel, is required by the directors’ fiduciary duties or applicable Law.
(f)   As used in this Section 6.02, “group” has the meaning ascribed to it in Rule 13d-5 promulgated under the Exchange Act.
Section 6.03   Preparation of the Proxy Statement; Shareholders Meeting.
(a)   The Company (with the assistance and cooperation of Parent) shall use its reasonable best efforts to prepare the Proxy Statement and file it with the SEC as promptly as reasonably practicable after the execution of this Agreement (and in any event not later than thirty (30) business days after the date of this Agreement subject to the receipt from Parent of any information required to complete the Proxy Statement that is requested by the Company). Subject to Section 6.02, the Company Board shall make the Company Board Recommendation to the Company’s shareholders and shall include such recommendation in the Proxy Statement. Parent shall provide to the Company all information concerning Parent and Merger Sub as may be reasonably requested by the Company in connection with the Proxy Statement and shall otherwise assist and cooperate with the Company in the preparation of the Proxy Statement and the resolution of any comments thereto received from the SEC. Each of the Company, Parent and Merger Sub shall promptly correct any information provided by it for use in the Proxy Statement if and to the extent such information shall have become false or misleading in any material respect. The Company shall notify Parent promptly upon the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement or for additional information and shall supply Parent with copies of all written correspondence between the Company or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement and advise Parent of any oral comments with respect to the Proxy Statement received from the SEC. The Company shall use its reasonable best efforts to respond as promptly as reasonably practicable to any comments received from the SEC concerning the Proxy Statement and to resolve such comments with the SEC, and the Company shall cause the Proxy Statement to be disseminated to its shareholders as promptly as reasonably practicable after the resolution of any such comments. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto) or any dissemination thereof to the Company’s shareholders, or responding to any comments from the SEC with respect thereto, the Company shall provide Parent with a reasonable opportunity to review and to propose comments on such document or response, which the Company shall consider in good faith.
(b)   Subject to Section 6.03(a), the Company shall take all necessary actions in accordance with applicable Law, the Company Organizational Documents and the rules of the NYSE to establish a record date for, duly call, give notice of, convene and hold a meeting of its shareholders (including any adjournment, recess, reconvening or postponement thereof, the “Company Shareholders Meeting”) for the purpose of obtaining the Required Shareholder Approval, as soon as reasonably practicable and in any case no later than sixty (60) days after the SEC confirms that it has no further comments on the Proxy Statement. The Company shall not change the record date for the Company Shareholders Meeting without the prior written consent of Parent. In furtherance of the foregoing and in consultation with Parent, as soon as reasonably practicable after the date hereof, the Company shall set one or more preliminary record dates for the Company Shareholders Meeting and commence a broker search pursuant to Section 14a-13 of the Exchange Act. Subject to Section 6.02, the Company shall use its reasonable best efforts to obtain the Required Shareholder Approval. Notwithstanding anything to the contrary in this Agreement, the Company may, in its sole discretion, adjourn, recess, reconvene or postpone the Company Shareholders Meeting if the Company reasonably believes that (i) such adjournment, recess, reconvening or postponement is necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the Company’s shareholders within a reasonable amount of time in advance of the Company Shareholders Meeting, (ii) after consultation with Parent, at the time of the Originally Scheduled Date, (A) there will be an insufficient number of Company Shares and Series A Preferred Shares present (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Shareholders Meeting or (B) there will be an insufficient number of proxies to obtain the Required Shareholder Approval or (iii) such adjournment, recess, reconvening or postponement is required by Law or a court or other Governmental Authority of competent jurisdiction in connection with any Actions in connection with this Agreement or the Transactions or has been requested by the SEC or its staff; provided, that, in the case of an adjournment, recess, reconvening or postponement pursuant to clause (ii) of this Section 6.03(b), the Company Shareholders Meeting shall not be adjourned, recessed, reconvened or postponed (x) to a date later than the third (3rd) business day preceding the Outside Date or (y) for more than fifteen (15) business days in the aggregate from the Originally Scheduled Date, in each case, without the prior written consent of Parent. The Company shall keep Parent updated with reasonable frequency with respect to proxy solicitation results with respect to obtaining the Required Shareholder Approval.
(c)   Subject to the provisions of Section 6.02, the Company shall use its reasonable best efforts to solicit from its shareholders proxies in favor of the adoption of this Agreement, the Merger and the

Statutory Merger Agreement, and use its reasonable best efforts to take all other actions reasonably necessary or advisable to secure the Required Shareholder Approval (to the extent permitted by Law). Without limiting the generality of the foregoing, if, at the time of the Originally Scheduled Date, (A) there will be an insufficient number of Company Shares and Series A Preferred Shares present (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Shareholders Meeting or (B) there will be an insufficient number of proxies to obtain the Required Shareholder Approval, then the Company shall, at the request of Parent (to the extent permitted by Law) adjourn, recess, reconvene or postpone the Company Shareholders Meeting; provided, that the Company shall not be required pursuant to this sentence to adjourn the Company Shareholders Meeting more than two (2) times or for more than fifteen (15) business days in the aggregate from the Originally Scheduled Date. Without the prior written consent of Parent, the adoption of this Agreement, the Merger and the Statutory Merger Agreement and the transactions contemplated by this Agreement shall be the only matters (other than matters of procedure and matters required by Law to be voted on by the shareholders of the Company in connection with the approval of this Agreement, the Merger and the Statutory Merger Agreement and the transactions contemplated hereby) that the Company shall propose to be acted on by the shareholders of the Company at the Company Shareholders Meeting. The Company agrees that, unless this Agreement shall have been terminated in accordance with Article VIII, the Company’s obligations to hold the Company Shareholders Meeting pursuant to this Section 6.03 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Takeover Proposal or by any Adverse Recommendation Change.
Section 6.04   Reasonable Best Efforts.
(a)   Subject to the terms and conditions of this Agreement, each of Parent, Merger Sub and the Company shall, and shall cause their respective Affiliates to, use its reasonable best efforts to (i) take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other parties in doing, all things necessary, proper or advisable to cause the conditions to Closing to be satisfied as promptly as reasonably practicable and to consummate and make effective, in the most expeditious manner reasonably practicable, the Merger and the other Transactions, including (A) using reasonable best efforts to take all such actions contemplated by the terms of the Statutory Merger Agreement, (B) otherwise using reasonable best efforts to prepare and file promptly and fully all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents and (C) using reasonable best efforts to execute and deliver any additional instruments necessary, proper or advisable to consummate the Transactions, (ii) obtain all Consents from any Governmental Authority or third party necessary, proper or advisable to consummate the Transactions, including any such Consents required with respect to the Company Insurance Approvals, the Parent Insurance Approvals and under applicable Antitrust Laws and (iii) take any and all steps that are necessary, proper or advisable to avoid each and every impediment under any applicable Law that may be asserted by, or Action that may be entered by, any Governmental Authority with respect to this Agreement or the Transactions, as promptly as practicable.
(b)   In furtherance and not in limitation of the foregoing, the Company and Parent shall each use its reasonable best efforts to (i) take all action necessary to ensure that no Takeover Law is or becomes applicable to any of the Transactions or this Agreement and refrain from taking any actions that would cause the applicability of such Laws and (ii) if the restrictions of any Takeover Law become applicable to any of the Transactions, take all action necessary to ensure that the Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise lawfully minimize the effect of such Takeover Law on the Transactions.
(c)   Without limiting the general applicability of Section 6.04(a), each of the Company and Parent shall, in consultation and cooperation with the other and as promptly as practicable and in no event later than twenty (20) business days following the date of this Agreement, file (i) with the United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice the notification and report form, if any, required under the HSR Act with respect to the Transactions, (ii) all appropriate documents, forms, filings or submissions required under any non-U.S. Antitrust Laws and (iii) with applicable Insurance Regulators, all documents, forms, filings or other submissions required under applicable Insurance Laws with respect to the Transactions (other than, in the case of Parent, biographical affidavits, finger print cards, background checks, projections and business plans, which shall follow as promptly as reasonably practicable thereafter). Any such filings shall comply in all material respects with the requirements of applicable Law. Without limiting Parent’s other obligations in this Section 6.04, Parent shall use its reasonable best efforts to direct (i) the Persons specified in Section 6.04(c) of the Parent Disclosure Letter to provide the Filing Person Information and (ii) the Persons specified in Section 6.04(c) of the Parent Disclosure Letter to provide the Disclaiming Person Information.
(d)   Each of the Company, Parent and Merger Sub shall consult with one another with respect to the obtaining of all Consents from any Governmental Authority necessary, proper or advisable to consummate the Transactions and each of the Company, Parent and Merger Sub shall keep the others reasonably apprised on a prompt basis of the status of matters relating to such Consents. The Company and Parent shall have the right to review in advance and, subject to any restrictions under applicable Law, each shall consult the other on, any filing made with, or written materials submitted to, any Governmental Authority in connection with the Transactions and each party agrees to in good faith consider and reasonably accept comments of the other parties thereon. Parent and the Company shall promptly furnish to each other copies of all such filings and written materials after their filing or submission, in each case subject to applicable Laws. The Company and Parent shall promptly advise each other upon receiving any communication from any Governmental Authority with respect to any Consent necessary, proper or advisable to consummate the Transactions, including promptly furnishing each other copies of any written or electronic communication, and shall promptly advise each other when any such communication causes such party to believe that there is a reasonable likelihood that any such Consent will not be obtained or that the receipt of any such Consent will be materially delayed or conditioned. The Company and Parent shall not, and shall cause their respective Affiliates not to, permit any of their respective Representatives to participate in any live or telephonic meeting (other than non-substantive scheduling or administrative calls) with any Governmental Authority in respect of any filings, investigation or other inquiry relating to the Transactions unless it consults with the other in advance and, to the extent permitted by applicable Law and by such Governmental Authority, gives the other party the opportunity to attend and participate in such meeting. Notwithstanding the foregoing, in no event will any party be required to disclose to any other party any Personal Information.
(e)   Notwithstanding anything to the contrary set forth in this Agreement, Parent shall not be obligated by a Governmental Authority in connection with a Required Regulatory Approval to take or refrain from taking or to agree to it, its Subsidiaries or the Company or its Subsidiaries taking or refraining from taking any action (including any amendment, waiver or termination of any agreement, exhibit or schedule, including this Agreement and the Exhibits and Schedules to this Agreement) or to suffer to exist any limitation, action, restriction, condition or requirement which, individually or together with all other such limitations, actions, restrictions, conditions or requirements by a Governmental Authority in connection with a Required Regulatory Approval, would, or would reasonably be expected to, (i) impose any requirement on Brookfield, Parent or any of their respective Affiliates to make, or commit to make, any material capital contribution or enter into or issue any material capital guarantee or material keepwell, (ii) impose any requirement on Brookfield or any of its Affiliates to sell, license, assign, transfer, divest, hold separate or otherwise dispose of, before or after the Closing, any assets or businesses, (iii) impose any requirement on Parent or any of its Subsidiaries to sell, license, assign, transfer, divest, hold separate or otherwise dispose of, before or after the Closing, any assets or businesses that are material to Parent and its Subsidiaries, taken as a whole, (iv) impose any limitation, action, restriction, condition or requirement on Brookfield or any of its Affiliates, investment funds, permanent capital vehicles, or other collective investment vehicles or portfolio companies of the foregoing, (v) impose any limitation, action, restriction, condition or requirement on Parent or any of its Subsidiaries that is material to Parent and its Subsidiaries, taken as a whole or (vi) impose any limitation, action, restriction, condition or requirement on the business or operations of Company or any of its Subsidiaries, including as part of the AIC Plan, following the Closing that is material and adverse to the Company and its Subsidiaries, taken as a whole (each, a “Burdensome Condition”). Without the prior written consent of Parent, the Company shall not (and shall cause its Subsidiaries not to) take any action or agree to the taking or refraining from any action or accept any limitation, action, restriction, condition or requirement that, individually or in the aggregate, would, or would be reasonably expected to, result in a Burdensome Condition. The parties and their respective Representatives shall promptly confer in good faith in order to (x) exchange and review their respective views and positions as to any Burdensome Condition or potential Burdensome

Condition and (y) discuss and present to, and reasonably engage with, the applicable Governmental Authority regarding any reasonable approaches or actions that would avoid any actual Burdensome Condition or mitigate its impact so that it would no longer be a Burdensome Condition.
Section 6.05   Public Announcements.   The Company and Parent shall agree on a press release announcing the entering into of this Agreement and the Transactions. Thereafter, the Company and Parent shall consult with each other before issuing any press release or otherwise making any public statements (including scheduling of a press conference or conference call with investors or analysts) with respect to this Agreement or any of the Transactions and shall not issue any such press release or make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement (a) as may be required by Law or order, the applicable rules and regulations of the NYSE or any listing agreement with the NYSE, but only if such party uses reasonable best efforts to afford the other party an opportunity to first review the content of the proposed disclosure and provide reasonable comments thereon, (b) as contemplated by or to enforce its rights and remedies under this Agreement or (c) if such press release or public statement is not materially inconsistent with previous press releases or public statements made by such party in compliance with this Section 6.05.
Section 6.06   Access to Information; Confidentiality.   Subject to applicable Law, upon reasonable notice, the Company shall afford to Parent and Parent’s Representatives reasonable access during normal business hours to the Company’s officers, employees, agents, properties, books, Contracts and records and the Company shall furnish to Parent and Parent’s Representatives such information concerning its business, personnel, assets, liabilities and properties as Parent may reasonably request; provided that Parent and its Representatives shall conduct any such activities in such a manner as not to interfere unreasonably with the business or operations of the Company; provided, further, however, that the Company shall not be obligated to provide such access or information if the Company determines, in good faith and in its reasonable judgment, that doing so could violate applicable Law or a Contract or obligation of confidentiality owing to a third party, waive the protection of an attorney-client privilege or other legal privilege or expose the Company to risk of liability for disclosure of Personal Information. Without limiting the foregoing, in the event that the Company does not provide access or information in reliance on the immediately preceding sentence, it shall provide notice to Parent that it is withholding such access or information and shall use its reasonable best efforts to communicate, to the extent feasible, the applicable information in a way that would not violate the applicable Law, Contract or obligation, risk waiver of such privilege or expose the Company to such risk. All requests for information made pursuant to this Section 6.06 shall be directed to the Person designated by the Company. Until the Closing, the information provided will be subject to the terms of the Confidentiality Agreement, dated as of May 6, 2022, by and between the Company and BAM Re Holdings Ltd. (as may in the future be amended from time to time, the “Confidentiality Agreement”).
Section 6.07   Indemnification and Insurance.
(a)   From and after the Effective Time, the Surviving Company shall, and Parent shall cause the Surviving Company to, (i) indemnify and hold harmless each individual who at the Effective Time is, or at any time prior to the Effective Time was, a director or officer of the Company or of a Subsidiary of the Company (each, together with such Person’s heirs, executors and administrators, an “Indemnitee”) with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including fees and expenses of legal counsel) in connection with any Action (whether civil, criminal, administrative or investigative), whenever asserted, based on or arising out of, in whole or in part, (A) the fact that an Indemnitee is or was a director or officer of the Company or such Subsidiary or (B) acts or omissions by an Indemnitee in the Indemnitee’s capacity as a director, officer, employee or agent of the Company or such Subsidiary or taken at the request of the Company or such Subsidiary (including in connection with serving at the request of the Company or such Subsidiary as a director, officer, employee, agent, trustee or fiduciary of another Person (including any employee benefit plan)), in each case under clause (A) or (B), at, or at any time prior to, the Effective Time (including any Action relating in whole or in part to the Transactions or relating to the enforcement of this provision or any other indemnification or advancement right of any Indemnitee), to the fullest extent permitted under applicable Law and (ii) assume all obligations of the Company and such Subsidiaries to the Indemnitees in respect of indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time as provided in the Company Organizational Documents and the organizational documents of such Subsidiaries as in effect on the date of this Agreement or in any agreement in existence as of the date of this Agreement providing for indemnification between the Company or any of its Subsidiaries and any Indemnitee. Without limiting the foregoing, Parent, from and after the Effective Time, shall cause, to the fullest extent permitted under applicable Law, the memorandum of association and bye-laws of the Surviving Company to contain provisions no less favorable to the Indemnitees with respect to limitation of liabilities of directors and officers and indemnification than are set forth as of the date of this Agreement in the Company Organizational Documents, which provisions shall not be amended, repealed or otherwise modified in a manner that would adversely affect the rights thereunder of the Indemnitees. In addition, from the Effective Time, Parent shall cause the Surviving Company to advance the reasonable and documented expenses (including reasonable and documented fees and expenses of legal counsel) of any Indemnitee under this Section 6.07 (including in connection with enforcing the indemnity and other obligations referred to in this Section 6.07) as incurred to the fullest extent permitted under applicable Law; provided that the individual to whom expenses are advanced provides an undertaking to repay such advances if it shall be finally determined by a court of competent jurisdiction that such Person is not entitled to be indemnified pursuant to this Section 6.07(a).
(b)   None of Parent or the Surviving Company shall settle, compromise or consent to the entry of any judgment in any threatened or actual Action, litigation, claim or proceeding relating to any acts or omissions covered under this Section 6.07 (each, a “Claim”) for which indemnification has been sought by an Indemnitee hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnitee from all liability arising out of such Claim or such Indemnitee otherwise consents in writing to such settlement, compromise or consent. Each of Parent, the Surviving Company and the Indemnitees shall cooperate in the defense of any Claim and shall provide access to properties and individuals as reasonably requested and furnish or cause to be furnished records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested in connection therewith.
(c)   The Company may prior to the Effective Time purchase or, if not so purchased by the Company, Parent shall cause the Surviving Company to put in place effective as of the Effective Time, and Parent or the Company, as applicable, shall fully prepay no later than immediately prior to the Closing, prepaid and non-cancellable “tail” insurance with a claims reporting or discovery period of six (6) years from the Effective Time on terms and conditions providing at least equivalent benefits and coverage as the directors’ and officers’ liability, employment practices liability and fiduciary liability insurance of the Company and its Subsidiaries in effect as of the Effective Time (“Current D&O Insurance”) with respect to matters existing or occurring at or prior to the Effective Time, including the Transactions; provided, however, that Parent may elect in its sole discretion, but shall not be required, to spend (or cause the Surviving Company to spend) more than 325% of the Current D&O Insurance annual premium (the “Cap Amount”) with respect to the annual premium for the six (6) years of coverage under such “tail” policies; provided, further, that if the cost of such insurance exceeds the Cap Amount, and Parent elects not to spend more than the Cap Amount for such purpose, then Parent shall purchase and obtain insurance with the greatest coverage available for a cost equal to such Cap Amount. If such “tail” insurance has been obtained by the Company, it shall be deemed to satisfy all obligations to obtain insurance pursuant to this Section 6.07(c) and the Surviving Company shall use its reasonable best efforts to cause such “tail” insurance to be maintained in full force and effect without amendment to any of the policies’ terms and conditions, for their full term, and to honor all of the Surviving Company’s obligations thereunder.
(d)   The provisions of this Section 6.07 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnitee and his or her heirs and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such individual may have under the Company Organizational Documents, by contract or otherwise. The obligations of Parent and the Surviving Company under this Section 6.07 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnitee to whom this Section 6.07 applies unless (x) such termination or modification is required by applicable Law or (y) the affected Indemnitee shall have consented in writing to such termination or modification (it being expressly agreed that the Indemnitees to whom this Section 6.07 applies shall be third-party beneficiaries of this Section 6.07).
(e)   In the event that the Surviving Company or any of its successors or assigns (i) consolidates or amalgamates with or merges into any other Person and is not the continuing or surviving company or entity of such consolidation, amalgamation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Company shall assume all of the obligations thereof set forth in this Section 6.07.
(f)   Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.07 is not prior to or in substitution for any such claims under such policies.
Section 6.08   Rule 16b-3.   Prior to the Effective Time, the Company shall take such steps as may be reasonably necessary or advisable to cause any dispositions of Company equity securities (including derivative securities) resulting from the Transactions by each individual who is a director or officer of the Company subject to the reporting requirements of Section 16 of the Exchange Act (or who will become subject to the reporting requirements of Section 16 of the Exchange Act as a result of the Transactions) to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 6.09   Employee Matters.
(a)   For a period of one (1) year following the Effective Time or, if longer, the time required by applicable Law (the “Continuation Period”), Parent shall provide, or shall cause the Surviving Company (or in the case of a transfer of all or substantially all the assets and business of the Surviving Company, its successors and assigns) to provide, each individual who is employed by the Company or any of its Subsidiaries immediately prior to the Effective Time (each, a “Company Employee”) and continues to be employed with the Company and its Subsidiaries with (i) salary or hourly wage rate that is no less favorable than the salary or hourly wage rate provided to such Company Employee by the Company and any of its Subsidiaries immediately prior to the Effective Time, (ii) target annual bonus and target long-term cash incentive opportunities that are no less favorable in the aggregate than those provided to such Company Employee by the Company and any of its Subsidiaries immediately prior to the Effective Time and (iii) other employee benefits (excluding equity, non-qualified deferred compensation, defined benefit pension, post-employment health and welfare benefit plans and change in control, retention or other non-recurring compensation) that are substantially comparable in the aggregate to those provided to such Company Employee by the Company and any of its Subsidiaries immediately prior to the Effective Time (subject to the foregoing exclusions).
(b)   Without limiting the generality of Section 6.09(a), from and after the Effective Time, Parent shall, or shall cause the Surviving Company to, assume, honor and continue during the Continuation Period or, if later, until all obligations thereunder have been satisfied, the individual employment agreements, and severance, retention, termination and change-in-control plans and agreements and arrangements maintained by the Company or any of its Subsidiaries, including those listed in Section 6.09(b) of the Company Disclosure Letter, in each case, as in effect at the Effective Time, including with respect to any payments, benefits or rights arising as a result of the Transactions (either alone or in combination with any other event), without any amendment or modification, other than any amendment or modification required to comply with applicable Law; provided that following the expiration of the Continuation Period, such plans, agreements and arrangements may be amended or modified solely to the extent permitted by the terms of the applicable plan, agreement or arrangement as in effect as of immediately prior to the Effective Time or as required to comply with applicable Law.
(c)   With respect to any accrued but unused paid time off to which any Company Employee is entitled pursuant to the paid time off policy or individual agreement or other arrangement applicable to such Company Employee immediately prior to the Effective Time (the “Paid Time Off Policy”), Parent shall, or shall cause the Surviving Company to, (i) allow such Company Employee to use such accrued paid time off in accordance with the terms of such Paid Time Off Policy and (ii) if any Company Employee’s employment terminates during the Continuation Period, pay the Company Employee, in cash, an amount equal to the value of the accrued paid time off to the same extent that the Company Employee would have received a cash payment therefor under and in accordance with the terms of such Paid Time Off Policy as in effect as of immediately prior to the Effective Time.
(d)   With respect to the employee benefit plans of the Surviving Company and its Subsidiaries and Affiliates in which the Company Employee is eligible to participate on or following the Effective Time, including any “employee benefit plan” (as defined in Section 3(3) of ERISA) (including any paid time off and severance plans) and subject to applicable Law, for purposes of determining eligibility to participate, level of benefits, and vesting, each Company Employee’s service with the Company or any of its Subsidiaries (as well as service with any predecessor employer of the Company or any such Subsidiary, to the extent service with the predecessor employer was recognized by the Company or such Subsidiary) shall be treated as service with the Surviving Company or any of its Subsidiaries or its Affiliates (or in the case of a transfer of all or substantially all the assets and business of the Surviving Company, its successors and assigns); provided, however, that the foregoing need not be recognized with respect to benefit accruals under any defined benefit pension plan, for purposes of any post-employment welfare benefit plan, or to the extent that such recognition would result in any duplication of benefits for the same period of service.
(e)   Without limiting the generality of Section 6.09(a), Parent shall, or shall cause the Surviving Company to, (i) waive, or cause to be waived, any pre-existing condition limitations and exclusions and (ii) use commercially reasonable efforts to waive, or cause to be waived, any actively-at-work requirements and waiting periods, in each case under any welfare benefit plan maintained by the Surviving Company or any of its Subsidiaries or Affiliates in which Company Employees (and their eligible dependents) will be eligible to participate from and after the Effective Time, except to the extent that such pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods would not have been satisfied or waived under the comparable Company Plan immediately prior to the Effective Time. Parent shall, or shall cause the Surviving Company or any of its Affiliates to, use commercially reasonable efforts to recognize the dollar amount of all co-payments, deductibles and similar expenses incurred by each Company Employee (and his or her eligible dependents) during the calendar year in which the Effective Time occurs for purposes of satisfying such year’s deductible and co-payment limitations under the relevant welfare benefit plans in which they will be eligible to participate from and after the Effective Time.
(f)   Without limiting the generality of Section 6.09(a), in respect of the Company’s calendar year in which the Effective Time occurs, Parent shall honor and pay, or shall cause to be honored and paid, to each Company Employee an annual or short-term cash bonus (the “Annual Bonus”) in the normal course subject to the Company Employee’s continued employment through the regularly scheduled payment date; provided that Parent shall pay, or shall cause to be paid, to each Company Employee an Annual Bonus for the Company’s calendar year in which the Effective Time occurs in an amount no less than the amount equal to the product obtained by multiplying (i) such Company Employee’s full bonus entitlement under the applicable Company Plan for the Company’s calendar year in which the Effective Time occurs, based on the actual level of performance as determined by the Company Board prior to the Closing under the terms of such Company Plan in effect as of the date hereof, taking into account performance through the date of such determination, by (ii) a fraction, the numerator of which equals the number of days that have elapsed from January 1 of such calendar year in which the Effective Time occurs through the Closing and the denominator of which equals 365 (the “Pro-Rata Bonus”); provided that if (x) the Effective Time occurs other than between to January 1, 2024 and June 30, 2024 and (y) prior to the date on which the Annual Bonus is paid, a Company Employee’s employment is terminated in a manner in which such Company Employee becomes entitled to severance pursuant to a Company Plan or such other employee benefit plan maintained by Parent, the Surviving Company or any of their respective Affiliates (but excluding the ESP), then such Company Employee shall be entitled to receive (without duplication for any amount payable in respect of an Annual Bonus upon such termination under another Company Plan) the Pro-Rata Bonus no later than ten (10) business days following such employment termination. During the Continuation Period, and without any duplication of any payments contemplated by this Section 6.09(f), each Company Employee who was eligible to participate in an annual or short-term bonus plan maintained by the Company or one of its Subsidiaries as of immediately prior to the Effective Time shall be eligible to participate in an annual or short-term bonus plan maintained by the Surviving Company or one of its Subsidiaries with incentive opportunities that satisfy the requirements of Section 6.09(a) of this Agreement.
(g)   Prior to making any broad-based written communications to the directors, officers or employees of the Company or any of its Subsidiaries pertaining to any compensation or benefit matters related to the Transactions, the Company shall provide Parent with a copy of the intended communication, and Parent shall have a reasonable period of time to review and comment on the communication and the Company shall consider any such comments in good faith.
(h)   The provisions of this Section 6.09 are solely for the benefit of the parties to this Agreement. Nothing in this Agreement shall be construed to confer on any Person, other than the parties, their successors and permitted assigns, any right to enforce the provisions of this Section 6.09 or be construed as an amendment, or waiver of any provision, of any Company Plan or any employee benefit plan maintained by the Company, Parent or their respective Affiliates, or the establishment or adoption of or an amendment to any employee benefit plan for purposes of ERISA or otherwise. In addition, nothing expressed or implied in this Section 6.09 shall confer upon any of the employees of the Company, Parent or their respective Subsidiaries or any other Person any additional rights or remedies, including any additional right to employment, or continued employment for any specified period, of any nature or kind whatsoever under or by reason of this Agreement, and nothing in this Agreement shall prevent Parent, the Surviving Company or any of their Affiliates from, after the Effective Time, (i) amending or terminating any of their benefit plans in accordance with their terms or (ii) terminating the employment of any Company Employee.
Section 6.10   Notification of Certain Matters; Shareholder Litigation.   During the period from the date of this Agreement through the earlier of the Closing or the termination of this Agreement in accordance with its terms, Parent shall give prompt notice to the Company, and the Company shall give prompt notice to Parent, of any Actions commenced or, to such party’s Knowledge, threatened against such party which relate to this Agreement, the Statutory Merger Agreement or the Transactions. Each party shall provide the other with any pleadings and correspondence relating to any Actions involving it, any of its officers or directors or any other of its Representatives relating to this Agreement, the Statutory Merger Agreement or the Transactions and will keep the other reasonably and promptly informed regarding the status of any Actions. Subject to applicable Law, each party shall give the other party the opportunity to participate, at such other party’s sole cost and expense, in the defense and settlement of any litigation by any shareholder of either party against either party or its directors relating to this Agreement, the Statutory Merger Agreement or the Transactions, and no such settlement shall be agreed to without such other party’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed). Without limiting the preceding sentence, each party shall give the other party the right to review and comment on all filings or responses to be made by it in connection with any such Actions, and it will in good faith take such comments into account; provided, however, that such party shall not be obligated to provide such access or information if such party determines, in good faith and in its reasonable judgment, that doing so could waive the protection of an attorney-client privilege or other legal privilege; provided, further, that such party shall use its reasonable best efforts to provide such access or information in a manner that would not risk waiver of such privilege.
Section 6.11   Merger Sub Shareholder Approval.   Immediately following the execution of this Agreement, Parent shall cause BNRE Triangle Acquisition Inc. to execute and deliver, in accordance with Section 106 of the Bermuda Companies Act and in its capacity as the sole shareholder of Merger Sub, a written consent approving the Merger, this Agreement and the Statutory Merger Agreement (the “Merger Sub Shareholder Approval”).
Section 6.12   Stock Exchange De-listing.   The Company and Parent shall cooperate and shall use their respective reasonable best efforts to take, or cause to be taken, all actions, and to do or cause to be done all things, necessary, proper or advisable under applicable Laws and the rules and policies of the NYSE and the SEC to cause the Company Shares to be de-listed from the NYSE and de-registered under the Exchange Act as soon as reasonably practicable following the Effective Time in compliance with applicable Law.

Section 6.13   Notices of Certain Events.
(a)   From the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with the terms of Article VIII, each of the Company and Parent shall promptly notify the other party of:
(i)   any written notice or other written communication received by the notifying party or any of its Affiliates or Representatives from any Person alleging that the consent of such Person is or may be required in connection with the Transactions; and
(ii)   any Actions (A) commenced or (B) to its Knowledge, threatened against such party or any of its Subsidiaries that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 4.07 (in the event that the Company is the notifying party) or Section 5.08 (in the event that Parent is the notifying party).
(b)   The Company shall give prompt written notice to Parent of any change, circumstance, condition, development, effect, event or occurrence that has had or would reasonably be expected to have a Company Material Adverse Effect, or would reasonably be expected to make the satisfaction of any of the conditions in Section 7.02 impossible or unlikely; and
(c)   Parent shall give prompt written notice to the Company of any change, circumstance, condition, development, effect, event or occurrence that has had or would reasonably be expected to have a Parent Material Adverse Effect, or would reasonably be expected to make the satisfaction of any of the conditions in Section 7.03(a) or Section 7.03(b) impossible or unlikely;
provided, however, that no such notification required by clause (a), (b) or (c) above (and no other notification required to be given under any other Section of this Agreement) shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.
Section 6.14   Investment Assets.   The Company shall, or shall cause its applicable Subsidiaries to, deliver to Parent, within fifteen (15) business days following the end of each calendar month starting in March 2023, a summary report of (a) all Investment Assets (other than real estate) owned by the Company or any of its Subsidiaries as of such month end, and if available, the market value thereof as of such month end, (b) all Investment Assets that are real estate owned by the Company or any of its Subsidiaries as of such month end and the carrying values thereof as of such month end as determined on a basis consistent with the Company’s current practices with respect to its real estate (and, if there has been any third party appraisal or report completed and delivered to the Company during such month that speaks to the value of any particular real estate property, such information will be included in the report for that month), (c) all Investment Assets sold or otherwise disposed of during the preceding month, (d) all Investment Assets purchased by the Company or any of its Subsidiaries during the preceding month and (e) all Investment Assets that are in arrears or breach or default in the payment of principal or interest or dividends or are, or should be, classified as non-performing, non-accrual, ninety (90) days past due, still accruing and doubtful of collection, in foreclosure or any comparable classification, or are permanently impaired to any extent; provided, however, that such monthly summary report shall not include a current expected credit losses analysis with respect to any of the Investment Assets; provided, further, that a summary current expected credit losses analysis on the applicable Investment Assets will be delivered by the Company (or its applicable Subsidiaries) to Parent within fifteen (15) business days following the end of each fiscal quarter. From and after the date hereof until the Closing, subject to applicable Law, the Company shall cause the applicable employees having primary responsibility for Investment Assets to reasonably consult with Representatives of Parent as reasonably requested in writing, not to exceed once per month, with respect to such matters, including future planned or potential sales and purchases of Investment Assets and the treatment of any impaired or potentially impaired Investment Assets.
Section 6.15   U.S. Federal Income Tax Returns.   The Company shall provide a draft of any U.S. federal income Tax Returns (including amended U.S. federal income Tax Returns and together with schedules, statements and, to the extent requested by Parent, supporting documentation), that are to be filed prior to Closing to Parent at least thirty (30) days prior to filing. If Parent objects to any item on any such Tax Return it shall, within fifteen (15) days after delivery of such filing, notify the Company in writing that it so objects, specifying with particularity any such item and stating the specific factual or legal basis for any such objection.

If a notice of objection is duly delivered, the Company and Parent shall discuss in good faith and use their reasonable best efforts to resolve such items. The Company shall not file any such Tax Return without Parent’s consent, such consent not to be unreasonably withheld, conditioned or delayed. Unless compelled by a Governmental Authority, the Company shall not correspond with Tax authorities regarding material U.S. federal income Tax matters without the review and consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed. Unless prohibited by a Governmental Authority, the Company shall provide Parent and its advisors with a reasonable opportunity to participate in any discussions with Tax authorities regarding material U.S. federal income Tax matters prior to the Closing.
ARTICLE VII
CONDITIONS PRECEDENT
Section 7.01   Conditions to Each Party’s Obligation To Effect the Merger.   The respective obligations of the Company, Parent and Merger Sub to effect the Merger shall be subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:
(a)   Required Shareholder Approval.   The Required Shareholder Approval shall have been obtained.
(b)   Other Approvals.   (i) Any waiting period (or extension thereof) applicable to the Transactions under the HSR Act shall have been terminated or shall have expired and (ii) the Consents of, or declarations, notifications or filings with, and the other terminations or expirations of waiting periods required from, the Governmental Authorities set forth in Section 7.01(b) of the Company Disclosure Letter shall have been filed, have occurred or been obtained (collectively, the “Required Regulatory Approvals”) and shall be in full force and effect.
(c)   No Injunctions or Restraints.   No injunction, judgment or ruling enacted, promulgated, issued, entered, amended or enforced by any Governmental Authority of competent jurisdiction (collectively, “Restraints”) shall be in effect enjoining, restraining or otherwise making illegal, preventing or prohibiting consummation of the Merger.
Section 7.02   Conditions to Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to effect the Merger are further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:
(a)   Representations and Warranties.   The representations and warranties of the Company (i) set forth in Section 4.02(a) and Section 4.06(ii) shall be true and correct in all respects (except for de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made as of the Closing Date, (ii) set forth in Sections 4.02(b), 4.03(a), 4.03(b), 4.03(d), 4.14 and 4.23 shall be true and correct in all material respects (without regard to any materiality qualifiers specified therein) as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date) and (iii) set forth in this Agreement, other than those Sections specifically identified in clauses (i) or (ii) of this Section 7.02(a), shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” and words of similar import set forth therein, other than Section 4.16(a) and any use of the defined term “Material Contract”) as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except, in the case of this clause (iii), where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.
(b)   Obligations and Agreements.   The Company shall have performed or complied in all material respects with the obligations and agreements required to be performed or complied with by it under this Agreement at or prior to the Closing. Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.
(c)   Company Material Adverse Effect.   Since the date hereof, no Company Material Adverse Effect shall have occurred.

(d)   Burdensome Condition.   No Burdensome Condition shall have been imposed.
Section 7.03   Conditions to Obligations of the Company.   The obligations of the Company to effect the Merger are further subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:
(a)   Representations and Warranties.   The representations and warranties of Parent and Merger Sub (i) set forth in Sections 5.02(a), 5.02(b), 5.02(d), Section 5.06 and 5.10 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date) and (ii) set forth in this Agreement, other than those Sections specifically identified in clause (i) of this Section 7.03(a), shall be true and correct (disregarding all qualifications or limitations as to “materiality,” “Parent Material Adverse Effect” and words of similar import set forth therein) as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such date), except, in the case of this clause (ii), where the failure to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. The Company shall have received a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent to such effect.
(b)   Obligations and Agreements.   Parent and Merger Sub shall have performed or complied in all material respects with the obligations and agreements required to be performed or complied with by them under this Agreement at or prior to the Closing. The Company shall have received a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent to such effect.
ARTICLE VIII
TERMINATION
Section 8.01   Termination.   This Agreement may be terminated and the Transactions abandoned at any time prior to the Effective Time, whether before or after receipt of the Required Shareholder Approval (except as otherwise expressly noted):
(a)   by the mutual written consent of the Company and Parent duly authorized by each of the Company Board and the Parent Board;
(b)   by either of the Company or Parent:
(i)   if the Merger shall not have been consummated on or prior to November 8, 2023 (as such date may be extended pursuant to the first proviso of this Section 8.01(b)(i), the “Outside Date”); provided, however, that if on such date the condition precedent to the consummation of the Merger set forth in Section 7.01(b) shall not have been satisfied but all other conditions precedent to the consummation of the Merger have been satisfied (or, in the case of conditions that by their terms are to be satisfied at the Closing, are capable of being satisfied on that date), then the Outside Date shall automatically be extended to February 8, 2024; provided, further, that the right to terminate this Agreement under this Section 8.01(b)(i) shall not be available to any party if the breach by such party of its representations and warranties set forth in this Agreement or the failure of such party to perform any of its obligations under this Agreement, its failure to act in good faith or its failure to use its reasonable best efforts to consummate the Transactions, including to the extent required by and subject to Section 6.04, has been a principal cause of the failure of the Merger to be consummated on or prior to such date (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of the foregoing proviso);
(ii)   if any Restraint having the effect set forth in Section 7.01(c) shall be in effect and shall have become final and nonappealable; provided that the party seeking to terminate this Agreement pursuant to this Section 8.01(b)(ii) shall have performed in all material respects its obligations under this Agreement, acted in good faith and used reasonable best efforts to prevent the entry of and to remove such Restraint in accordance with its obligations under this Agreement; or

(iii)   if the Required Shareholder Approval shall not have been obtained following a vote thereon having been taken at the Company Shareholders Meeting;
(c)   by Parent:
(i)   if the Company shall have breached any of its representations or warranties or failed to perform any of its obligations or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 7.02(a) or Section 7.02(b) and (B) is not reasonably capable of being cured prior to the Outside Date, or if reasonably capable of being cured, shall not have been cured by the earlier of the Outside Date and thirty (30) days following receipt by the Company of written notice of such breach or failure to perform from Parent stating Parent’s intention to terminate this Agreement pursuant to this Section 8.01(c)(i) and the basis for such termination; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.01(c)(i) if Parent or Merger Sub is then in material breach of any of its representations, warranties, obligations or agreements hereunder; or
(ii)   prior to receipt of the Required Shareholder Approval, if the Company Board shall have effected an Adverse Recommendation Change; or
(d)   by the Company:
(i)   if Parent or Merger Sub shall have breached any of its representations or warranties or failed to perform any of its obligations or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 7.03(a) or Section 7.03(b) and (B) is not reasonably capable of being cured prior to the Outside Date, or if reasonably capable of being cured, shall not have been cured by the earlier of the Outside Date and thirty (30) days following receipt by Parent or Merger Sub of written notice of such breach or failure to perform from the Company stating the Company’s intention to terminate this Agreement pursuant to this Section 8.01(d)(i) and the basis for such termination; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.01(d)(i) if the Company is then in material breach of any of its representations, warranties, obligations or agreements hereunder; or
(ii)   prior to receipt of the Required Shareholder Approval, in connection with entering into a Company Acquisition Agreement in accordance with clause (II) of the second sentence of Section 6.02(d); provided that, prior to or concurrently with such termination, the Company pays the Company Termination Fee in accordance with Section 8.03.
Section 8.02   Effect of Termination.   In the event of the termination of this Agreement as provided in Section 8.01, written notice thereof shall be given to the other party or parties, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than Sections 8.02 and 8.03, Article IX, the Confidentiality Agreement and the last sentence of Section 6.06, all of which shall survive termination of this Agreement), and there shall be no liability on the part of Parent, Merger Sub, the Company or their respective former, current or future directors, officers, partners, shareholders, managers, members and Affiliates arising out of or in connection with this Agreement, any of the Transactions or any matters forming the basis of such termination, except (a) as liability may exist pursuant to the provisions specified in the immediately preceding parenthetical that survive such termination and (b) that no such termination shall relieve any party from liability for any Willful Breach or Fraud.
Section 8.03   Termination Fee.
(a)   In the event that this Agreement is terminated (A) by Parent pursuant to Section 8.01(c)(ii) or (B) by the Company pursuant to Section 8.01(d)(ii), then the Company shall pay Parent the Company Termination Fee. If the Company Termination Fee is payable pursuant to clause (A) of the preceding sentence, the Company Termination Fee shall be paid within four (4) business days after the date of such termination and if the Company Termination Fee is payable pursuant to clause (B) of the preceding sentence, the Company Termination Fee shall be paid as described in Section 8.01(d)(ii), in each case, by wire transfer of immediately available funds to an account designated by Parent in writing (it being understood that in no event shall the Company be required to pay the Company Termination Fee more than once).
(b)   If this Agreement is terminated by either Parent or the Company pursuant to (i) Section 8.01(b)(i) and at the time of such termination pursuant to Section 8.01(b)(i) the Company Shareholders Meeting has not been held or (ii) Section 8.01(b)(iii) and (A) at any time after the date of this Agreement and prior to such termination, a Takeover Proposal shall have been publicly announced or publicly made known to the Company Board or the shareholders of the Company and not withdrawn and (B) within twelve (12) months of such termination, the Company either consummates a Takeover Proposal or enters into a definitive agreement to consummate a Takeover Proposal and the Company thereafter consummates such Takeover Proposal (whether or not within such twelve (12) month period), then the Company shall pay Parent the Company Termination Fee; provided that for purposes of this Section 8.03(b), the references to “twenty percent (20%)” in the definition of Takeover Proposal shall be deemed to be references to “fifty percent (50%).” If the Company Termination Fee is payable pursuant to this Section 8.03(b), the Company Termination Fee shall be paid upon the consummation of such Takeover Proposal by wire transfer of immediately available funds to an account designated by Parent in writing (it being understood that in no event shall the Company be required to pay the Company Termination Fee more than once).
(c)   Each of the parties acknowledges that the agreements contained in this Section 8.03 are an integral part of the Transactions, and that without these agreements, the other parties would not enter into this Agreement; accordingly, if the Company fails to timely pay any amount due pursuant to this Section 8.03, and, in order to obtain the payment, Parent commences an Action which results in a judgment against the Company for the payment set forth in this Section 8.03, the Company shall pay Parent for its reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees) in connection with such Action, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received.
ARTICLE IX
MISCELLANEOUS
Section 9.01   No Survival of Representations and Warranties.   This Article IX and the agreements of the Company, Parent and Merger Sub contained in Article III and in Sections 6.07 and 6.09 shall survive the Closing. No other representations, warranties, obligations or agreements in this Agreement shall survive the Closing.
Section 9.02   Amendment or Supplement.   At any time prior to the Closing, this Agreement may be amended or supplemented in any and all respects, whether before or after receipt of the Required Shareholder Approval, only by written agreement of the parties, by action taken by the Parent Board and the Company Board; provided, however, that following receipt of the Required Shareholder Approval, there shall be no amendment or change to the provisions hereof which by applicable Law would require further approval by the Company’s shareholders without such approval.
Section 9.03   Extension of Time, Waiver, Etc.   At any time prior to the Closing, Parent and the Company may, subject to applicable Law, (a) waive any inaccuracies in the representations and warranties of the other party, (b) extend the time for the performance of any of the obligations or acts of the other party or (c) subject to the requirements of applicable Law, waive compliance by the other party with any of the agreements contained herein or, except as otherwise provided herein, waive any of such party’s conditions (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of the foregoing). Notwithstanding the foregoing, no failure or delay by the Company, Parent or Merger Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

Section 9.04   Assignment.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties without the prior written consent of the other parties. No assignment by any party shall relieve such party of any of its obligations hereunder. Subject to the immediately preceding two (2) sentences, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 9.04 shall be null and void.
Section 9.05   Counterparts.   This Agreement may be executed in one or more counterparts (including by electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.
Section 9.06   Entire Agreement; No Third-Party Beneficiaries.   This Agreement, together with the Exhibits and Schedules attached hereto, the Company Disclosure Letter, the Parent Disclosure Letter, the Confidentiality Agreement, (a) constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof and thereof and (b) except for: (i) if the Effective Time occurs, (A) the right of the holders of Company Shares to receive the Merger Consideration payable in accordance with Article III and (B) the right of the holders of Series A Preferred Shares to receive preferred shares of the Surviving Company in accordance with Article III and (ii) the provisions set forth in Section 6.07 of this Agreement, are not intended to and shall not confer upon any Person other than the parties any rights or remedies hereunder. Notwithstanding the foregoing, the Company shall have the right to recover, through an Action brought by the Company, damages from Parent in the event of a breach of this Agreement by Parent, in which event the damages recoverable by the Company for itself and on behalf of the Company’s shareholders shall be determined by reference to the total amount that would have been recoverable by such holders if all such holders brought an action against Parent and were recognized as third party beneficiaries hereunder. The representations, warranties, covenants and agreements in this Agreement are the product of negotiations among the parties and are for the sole benefit of the parties and may, in certain instances, be qualified, limited or changed by confidential disclosure letters. Any inaccuracies in such representations or warranties or failure to perform or breach of such covenants or agreements are subject to waiver by the parties in accordance with Section 9.03 without notice or liability to any other Person. In some instances, the representations, warranties, covenants and agreements in this Agreement may represent an allocation among the parties of risk associated with particular matters regardless of the knowledge of any of the parties. Consequently, Persons other than the parties may not rely upon the representations, warranties, covenants and agreements in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.
Section 9.07   Governing Law; Jurisdiction.
(a)   This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that state, regardless of the laws that might otherwise govern under any applicable conflict of laws principles, except to the extent the provisions of the Laws of Bermuda are mandatorily applicable to this Agreement or the Transactions.
(b)   All Actions arising out of or relating to the interpretation and enforcement of the provisions of this Agreement and in respect of the Transactions (except to the extent any such proceeding mandatorily must be brought in Bermuda) shall be heard and determined in the Delaware Court of Chancery, or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware, or, if both the Delaware Court of Chancery and the federal courts within the State of Delaware decline to accept jurisdiction over a particular matter, any other state court within the State of Delaware, and, in each case, any appellate court therefrom. The parties hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Actions and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action. The consents to jurisdiction and venue set forth in this Section 9.07(b) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties. Each party agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 9.10 of this

Agreement. The parties agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing contained in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.
Section 9.08   Specific Enforcement.   The parties agree that irreparable damage for which monetary relief, even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties fail to take any action required of them hereunder to consummate this Agreement, subject to the terms and conditions of this Agreement. The parties acknowledge and agree that (a) the parties shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof (including, for the avoidance of doubt, the right of the Company to cause the Merger to be consummated on the terms and subject to the conditions set forth in this Agreement) in the courts described in Section 9.07(b) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific enforcement is an integral part of the Transactions and without that right, neither the Company nor Parent would have entered into this Agreement. The parties agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 9.08 shall not be required to provide any bond or other security in connection with any such order or injunction.
Section 9.09   WAIVER OF JURY TRIAL.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.09.
Section 9.10   Notices.   All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, emailed or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:
If to Parent or Merger Sub, to:
Brookfield Reinsurance Ltd.
Ideation House, First Floor
94 Pitts Bay Road
Pembroke, HM08, Bermuda
Attention:     Anna Knapman-Scott
              Lyndsay Hatlelid
Email:           anna.knapmanscott@brookfield.com
              lyndsay.hatlelid@brookfield.com

with a copy (which shall not constitute notice) to:
Debevoise & Plimpton LLP
66 Hudson Boulevard
New York, New York 10001
Attention: E. Drew Dutton
          Andrew G. Jamieson
Email:     eddutton@debevoise.com
          agjamieson@debevoise.com
If to the Company, to:
Argo Group International Holdings, Ltd.
90 Pitts Bay Road
Pembroke, HM08 Bermuda
Attention:   Allison Kiene
Email:      allison.kiene@argogroupus.com
with copies (which shall not constitute notice) to:
Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attention:  Todd E. Freed
           Patrick Lewis
Email:       todd.freed@skadden.com
           patrick.lewis@skadden.com
or such other address or email address as such party may hereafter specify by like notice to the other parties. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.
Section 9.11   Severability.   If any term, condition or other provision of this Agreement is finally determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any applicable Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party or such party waives its rights under this Section 9.11 with respect thereto. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the Transactions are fulfilled to the extent possible.
Section 9.12   Fees and Expenses.   Whether or not the Transactions are consummated, all fees and expenses incurred in connection with the Transactions and this Agreement shall be paid by the party incurring or required to incur such fees or expenses, except as otherwise set forth in this Agreement.
Section 9.13   No Other Representations and Warranties.
(a)   Except for the representations and warranties expressly set forth in Article IV, neither the Company nor any other Person on behalf of the Company makes any express or implied representation or warranty with respect to the Company, its Subsidiaries or their respective businesses or with respect to any other information provided to Parent, Merger Sub or their Representatives or Affiliates in connection with the Transactions. Neither the Company nor any other Person will have or be subject to any liability to Parent, Merger Sub or any other Person resulting from the distribution to Parent, Merger Sub or their respective Representatives or Affiliates, or Parent’s, Merger Sub’s or their Representatives’ or Affiliates’ use of, any such information, including any information, documents, projections, forecasts or any other material made available to Parent, Merger Sub or their Representatives or Affiliates in the “data rooms”

or management presentations in connection with Parent’s and Merger Sub’s consideration and review of the Transactions, unless any such information is expressly included in a representation or warranty set forth in Article IV. Except for the representations and warranties set forth in Article IV, each of Parent and Merger Sub acknowledges that neither the Company nor any Person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided or made available to Parent or Merger Sub in connection with the Transactions.
(b)   Except for the representations and warranties expressly set forth in Article V, neither Parent nor Merger Sub nor any other Person on behalf of Parent or Merger Sub makes any express or implied representation or warranty with respect to Parent, Merger Sub, or their respective Subsidiaries or their respective businesses or with respect to any other information provided to the Company or its Representatives or Affiliates in connection with the Transactions. Except for the representations and warranties set forth in Article V, the Company acknowledges that none of Parent, Merger Sub or any Person on behalf of Parent or Merger Sub makes any other express or implied representation or warranty with respect to Parent or Merger Sub or with respect to any other information provided or made available to the Company in connection with the Transactions.
(c)   Notwithstanding anything to the contrary contained in this Agreement or any other agreement, document or instrument, each of Parent and Merger Sub acknowledges and agrees that the Company and its Subsidiaries make no representations or warranties with respect to, and nothing contained in this Agreement or in any other agreement, document or instrument to be delivered in connection herewith is intended or shall be construed to be a representation or warranty, express or implied, of the Company or any of its Subsidiaries, for any purposes of this Agreement or any other agreement, document or instrument to be delivered in connection herewith, in respect of (i) the adequacy or sufficiency of reserves of the Company or any of its Subsidiaries, (ii) the effect of the adequacy or sufficiency of reserves of the Company or any of its Subsidiaries on any line item, asset, liability or equity amount on any financial or other document, (iii) except to the extent provided in Section 4.21, whether or not reserves of the Company or any of its Subsidiaries were determined in accordance with any actuarial, statutory, regulatory or other standard or (iv) except to the extent provided in Section 4.20(c), the collectability of any amounts under any reinsurance Contract. Furthermore, each of Parent and Merger Sub acknowledges and agrees that no fact, condition, development or issue relating to the adequacy or sufficiency of reserves of the Company or any of its Subsidiaries may be used, directly or indirectly, to demonstrate or support the breach or violation of any representation, warranty, covenant or agreement of or by the Company or its Subsidiaries contained in this Agreement or any other agreement, document or instrument delivered or to be delivered in connection herewith.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
ARGO GROUP INTERNATIONAL HOLDINGS, LTD.
By
/s/ Allison Kiene

Name:
Allison Kiene

Title:
General Counsel and Secretary

BROOKFIELD REINSURANCE LTD.
By
/s/ Anna Knapman-Scott

Name:
Anna Knapman-Scott

Title:
Secretary

BNRE BERMUDA MERGER SUB LTD.
By
/s/ Anna Knapman-Scott

Name:
Anna Knapman-Scott

Title:
Secretary

[Signature Page to Merger Agreement]

ANNEX A-1
EXHIBIT A
Dated [•]
ARGO GROUP INTERNATIONAL HOLDINGS, LTD.
and
BROOKFIELD REINSURANCE LTD.
and
BNRE BERMUDA MERGER SUB LTD.

STATUTORY MERGER AGREEMENT

A-1-1

THIS MERGER AGREEMENT (this “Agreement”) dated                   is made
AMONG:
(1)
ARGO GROUP INTERNATIONAL HOLDINGS, LTD., an exempted company limited by shares incorporated in Bermuda under number 26538 having its registered office at Crawford House, 50 Cedar Avenue, Hamilton, Pembroke HM 11, Bermuda (“Company”);

(2)
BROOKFIELD REINSURANCE LTD., an exempted company limited by shares incorporated in Bermuda under number 56130 having its registered office at Ideation House, 1st Floor, 94 Pitts Bay Road, Hamilton, Pembroke HM 08, Bermuda (“Parent”); and

(3)
BNRE BERMUDA MERGER SUB LTD., an exempted company limited by shares incorporated in Bermuda under number 202302179 having its registered office at Ideation House, 1st Floor, 94 Pitts Bay Road, Hamilton, Pembroke HM 08, Bermuda(“Merger Sub”).

WHEREAS:
(1)
Merger Sub is an indirect wholly owned subsidiary of Parent.

(2)
Merger Sub and the Company have agreed to merge pursuant to Section 104H of the Companies Act (the “Merger”) and the Company will survive the Merger as a Bermuda exempted company (the “Surviving Company”) on the terms hereinafter appearing.

(2)
This Agreement is the “Statutory Merger Agreement” as referred to in the Agreement and Plan of Merger among the Company, Parent and Merger Sub dated February 8, 2023 (the “Agreement and Plan of Merger”).

IT IS HEREBY AGREED as follows:
1.
Definitions

1.1.
Words and expressions defined in the recitals to this Agreement and as follows have the same meanings in this Agreement and capitalised terms not defined in this Agreement shall have the meaning given to such terms in the Agreement and Plan of Merger:

“Certificate of Merger” means the certificate of merger issued by the Bermuda Registrar of Companies with respect to the Merger;
“Companies Act” means the Bermuda Companies Act 1981, as amended;
“Effective Time” means the effective date and time of the Merger, as set out in the Certificate of Merger;
“Merger” means the merger contemplated by this Agreement in accordance with Section 104H of the Companies Act; and
“Merger Conditions” means the conditions to the Merger set out in Article VII to the Agreement and Plan of Merger.
2.
Effectiveness of the Merger

2.1.
The parties to this Agreement agree that, upon the terms and subject to the conditions set forth in this Agreement and the Agreement and Plan of Merger, and pursuant to Section 104H of the Companies Act, at the Effective Time, Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall thereupon cease, and the Company shall be the Surviving Company.

2.2
The Surviving Company will continue to be a Bermuda exempted company limited by shares under the conditions of this Agreement and the Agreement and Plan of Merger.

2.2.
The Merger shall be conditional on:

(1)
the satisfaction (or, if capable of waiver, waiver) of each of the Merger Conditions in accordance with the Agreement and Plan of Merger; and

(2)
the issuance of the Certificate of Merger by the Bermuda Registrar of Companies.

A-1-2

3.
Name

3.1.
The Surviving Company shall be named “Argo Group International Holdings, Ltd.”.

4.
Constitutional Documents

4.1.
At the Effective Time, the memorandum of association and the bye-laws of the Surviving Company shall be amended and, with respect to the bye-laws, restated in substantially the form of the memorandum of association and bye-laws of Merger Sub as in effect immediately prior to the Effective Time, except that the name of the Surviving Company shall remain as Argo Group International Holdings, Ltd., until thereafter changed or amended as provided therein and pursuant to applicable Law.

5.
Directors and Officers

5.1.
The names and addresses of the persons proposed to be the inaugural directors of the Surviving Company, being the directors of Merger Sub in office immediately prior to the Effective Time, are as follows:

[NAME]	[ADDRESS]
[NAME]	[ADDRESS]
[NAME]	[ADDRESS]

5.2.
Those individuals identified above shall hold office as directors of the Surviving Company until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be in accordance with the Companies Act and the bye-laws of the Surviving Company.

5.3.
The management and supervision of the business and affairs of the Surviving Company shall be under the control of the directors of the Surviving Company from time to time subject to the Companies Act and the provisions of the constitutional documents of the Surviving Company.

5.4.
The officers of the Company in office immediately prior to the Effective Time shall be the officers of the Surviving Company until the earlier of their death, resignation or removal or until their respective successors are duly elected or appointed and qualified, as the case may be, in accordance with the bye-laws of the Surviving Company.

6.
Effect of Merger on Share Capital of Merger Sub and the Company

6.1.
At the Effective Time, by virtue of the occurrence of the Merger, and without any action on the part of the Company, Parent, Merger Sub or any holder of any Company Shares, any Company Preferred Shares or any Merger Sub Shares:

(1)
Share Capital of Merger Sub.   Each Merger Sub Share issued and outstanding immediately prior to the Effective Time shall automatically be converted into and become one (1) duly authorized, validly issued, fully paid and nonassessable Surviving Company Share, and such converted shares, together with the Series A Preferred Shares, shall constitute the only outstanding shares of the Surviving Company;

(2)
Cancelation of Treasury Shares and Parent-Owned Shares.   Each Company Share owned by the Company as treasury shares and each Company Share issued and outstanding immediately prior to the Effective Time and owned by the Company, Parent, Merger Sub or any other direct or indirect wholly owned Subsidiary of the Company or Parent immediately prior to the Effective Time shall automatically be canceled and shall cease to exist and be outstanding, and no consideration shall be delivered in exchange therefor;

(3)
Conversion of Company Shares.   Subject to Section 6.1(2) and Section 6.1(6), each Company Share issued and outstanding immediately prior to the Effective Time, other than any Company Share that is subject to any Company Award, shall automatically be canceled and converted into and shall thereafter represent the right to receive an amount in cash equal the Merger Consideration. Subject to Section 6.1(6), as of the Effective Time, each such Company Share shall no longer be issued and outstanding and shall automatically be canceled and shall cease to exist, and each holder of a Certificate or a Book-Entry Share shall cease to have any rights with

A-1-3

respect thereto, except the right to receive the Merger Consideration pertaining to the Company Shares represented by such Certificate or Book-Entry Share, as applicable, to be paid in consideration therefor, in accordance with Section 3.02(b) of the Agreement and Plan of Merger, without interest;
(4)
Series A Preferred Shares.   Subject to Section 6.1(6), each Series A Preferred Share issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding as a preferred share of the Surviving Company and shall be entitled to the same dividend and all other preferences and privileges, voting rights, relative, participating, optional and other special rights, and qualifications, limitations and restrictions set forth in the certificate of designations applicable to the Series A Preferred Shares, which certificate of designations shall remain at and following the Effective Time in full force and effect as an obligation of the Surviving Company in accordance with Section 109(2) of the Bermuda Companies Act;

(5)
Company Awards.   Prior to the Effective Time, the Company Board (or, if appropriate, any duly authorized committee thereof administering the Company Share Plans) shall adopt such resolutions and take such other actions to adjust the terms of all Company Awards to provide that, immediately following the Effective Time, each Company Award shall be accommodated in the manner set out in Section 3.03 of the Agreement and Plan of Merger; and

(6)
Dissenting Shares.   At the Effective Time, all Dissenting Shares shall automatically be canceled and, unless otherwise required by applicable Law, converted into (i) with respect to Company Shares, the right to receive the Merger Consideration pursuant to Section 3.01(c) of the Agreement and Plan of Merger or (ii) with respect to the Series A Preferred Shares, the preferred shares of the Surviving Company as described in Section 6.1(4). Any holder of Dissenting Shares shall, in the event that the Appraised Fair Value is greater than the Merger Consideration, with respect to Company Shares, or the value of the preferred shares of the Surviving Company as described in Section 6.1(4), with respect to Series A Preferred Shares, be entitled to receive such difference from the Surviving Company by payment made within one (1) month after such Appraised Fair Value is finally determined pursuant to such appraisal procedure. In the event of an Appraisal Withdrawal, such holder’s Dissenting Shares shall be canceled and converted as of the Effective Time into, with respect to Dissenting Shares that are Company Shares, the right to receive the Merger Consideration for each such Company Share, and with respect to Dissenting Shares that are Series A Preferred Shares, preferred shares of the Surviving Company as described in Section 6.1(4), without interest and subject to any required withholding of Taxes.

7.
Miscellaneous

7.1.
This Agreement shall terminate automatically upon termination of the Agreement and Plan of Merger in accordance with its terms. Without prejudice to any liability of any party in respect of any antecedent breach hereof or to any accrued rights of any party hereto (including those which have accrued under the Agreement and Plan of Merger), if this Agreement is terminated pursuant to this Section 7.1, then this Agreement shall terminate and there shall be no other liability between the parties thereto.

7.2
Nothing in this Agreement shall be construed as creating any partnership or agency relationship between any of the parties.

7.3.
This Agreement and the documents referred to in this Agreement, including the Agreement and Plan of Merger, constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties hereto and their Affiliates, or any of them, with respect to the subject matter hereof and thereof.

7.4.
Any variation of this Agreement shall be in writing and signed by or on behalf of all parties.

7.5.
Any waiver of any right under this Agreement shall only be effective if it is in writing, and shall apply only in the circumstances for which it is given and shall not prevent the party who has given the waiver from subsequently relying on the provision it has waived. No failure or delay by a party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other

A-1-4

right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.
7.6.
Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement shall be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law or in equity. The exercise by a party to this Agreement of any one remedy shall not preclude the exercise by it of any other remedy.

7.7.
This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

7.8.
The provisions of this Agreement shall not be deemed to modify, add to or amend the provisions of the Agreement and Plan of Merger. In the event of any conflict or inconsistency between the terms of this Agreement and the Agreement and Plan of Merger, the Agreement and Plan of Merger shall prevail.

8.
Notices

8.1.
All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, emailed or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

if to Parent or Merger Sub, to:
Brookfield Reinsurance Ltd.
Ideation House, 1st Floor
94 Pitts Bay Road
Pembroke, HM08, Bermuda
Attention:     Anna Knapman-Scott
                  Lyndsay Hatlelid
Email:           anna.knapmanscott@brookfield.com
                lyndsay.hatlelid@brookfield.com
with a copy (which shall not constitute notice) to:
Debevoise & Plimpton LLP
66 Hudson Boulevard
New York, New York 10001
Attention:    E. Drew Dutton
                 Andrew G. Jamieson
Email:       eddutton@debevoise.com
               agjamieson@debevoise.com
if to the Company, to:
Argo Group International Holdings, Ltd.
90 Pitts Bay Road
Pembroke, HM08 Bermuda
Attention:     Allison Kiene
Email:       allison.kiene@argogroupus.com
with a copy (which shall not constitute notice) to:
Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attention:     Todd E. Freed
              Patrick Lewis
Email:         todd.freed@skadden.com
             patrick.lewis@skadden.com

A-1-5

ASW Law Limited
Crawford House
50 Cedar Avenue
Hamilton HM 11, Bermuda
Attention:     Neil Horner
              Kim Willey
Email:           neil.horner@aswlaw.com
               kim.willey@aswlaw.com
or such other address or email address as such party may hereafter specify by like notice to the other parties. All such notices, requests and other communications shall be deemed received on the date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.
9.
Governing Law; Jurisdiction

9.1
This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that state, regardless of the laws that might otherwise govern under any applicable conflict of laws principles, except to the extent the provisions of the Laws of Bermuda are mandatorily applicable to this Agreement or the Transactions.

9.2
All Actions arising out of or relating to the interpretation and enforcement of the provisions of this Agreement and in respect of the Transactions (except to the extent any such proceeding mandatorily must be brought in Bermuda) shall be heard and determined in the Delaware Court of Chancery, or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware, or, if both the Delaware Court of Chancery and the federal courts within the State of Delaware decline to accept jurisdiction over a particular matter, any other state court within the State of Delaware, and, in each case, any appellate court therefrom. The parties hereby irrevocably submit to the exclusive jurisdiction and venue of such courts in any such Actions and irrevocably waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action. The consents to jurisdiction and venue set forth in this Section 9.2 shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties. Each party agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 8 of this Agreement. The parties agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing contained in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.

[SIGNATURE PAGE TO FOLLOW]

A-1-6

IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first above written.
EXECUTED for and on behalf of ARGO GROUP INTERNATIONAL HOLDINGS, LTD.	EXECUTED for and on behalf of BROOKFIELD REINSURANCE LTD.
By:	By:
Name:	Name:
Title:	Title:
EXECUTED for and on behalf of BNRE BERMUDA MERGER SUB LTD.
By:
Name:
Title:

ANNEX B
200 West Street | New York, NY 10282-2198
Tel: 212-902-1000 | Fax: 212-902-3000
PERSONAL AND CONFIDENTIAL
February 8, 2023
Board of Directors
Argo Group International Holdings, Ltd.
90 Pitts Bay Road
Pembroke, HM 08 Bermuda
Ladies and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to the holders (other than Brookfield Reinsurance Ltd. (“Brookfield Reinsurance”) and its affiliates) of the outstanding shares of common stock, par value $1.00 per share (the “Shares”), of Argo Group International Holdings, Ltd. (the “Company”) of the $30.00 in cash per Share to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of February 8, 2023 (the “Agreement”), by and among Brookfield Reinsurance, BNRE Bermuda Merger Sub Ltd., a wholly owned subsidiary of Brookfield Reinsurance, and the Company.
Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting, lending, and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Brookfield Reinsurance, any of their respective affiliates and third parties, including Brookfield Corporation (“BC”), a shareholder of Brookfield Reinsurance, and Voce Capital Management LLC, a significant shareholder of the Company (“Significant Shareholder”) or any of their respective affiliates and, as applicable, portfolio companies or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, all of which are contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as financial advisor in connection with the Company’s divestiture of Argo Underwriting Agency Limited and its Lloyd’s Syndicate 1200 business in September 2022; and as the Company’s financial advisor in connection with responding to shareholder activism beginning in 2022. We also have provided certain financial advisory and/or underwriting services to Brookfield Reinsurance and/or its affiliates and BC and its affiliates and portfolio companies, from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as a book runner in connection with an equity offering for SelectQuote, Inc., a portfolio company of BC, in March 2021; as a book runner in connection with a bond offering for Vistra Operations Company LLC, a subsidiary of Vistra Corp., a portfolio company of BC (“Vistra”), in May 2021; as a book runner with respect to a term loan facility and asset-based loan facility in connection with BC’s acquisition of DexKo Global Inc. in October 2021; as a book runner in connection with an offering of perpetual preferred units for Vistra, in October 2021; as lead book runner in connection with an offering of perpetual preferred units for Vistra in December 2021; as financial advisor to Brookfield Property Partners L.P., an affiliate of BC, in connection with the sale of Capital Automotive LLC, a portfolio company of BC, in February 2022; and as a book runner in connection with a bond offering for Sabine Pass Liquefaction, LLC, a portfolio company of BC, in November 2022.

We may also in the future provide financial advisory and/or underwriting services to the Company, Brookfield Reinsurance, Significant Shareholder and their respective affiliates and BC and its affiliates and portfolio companies, for which Goldman Sachs Investment Banking may receive compensation. Affiliates of Goldman Sachs & Co. LLC also may have co-invested with BC, Significant Shareholder and their respective affiliates from time to time and may have invested in limited partnership units or other securities, as applicable, of BC, Significant Shareholder and/or their respective affiliates from time to time and may do so in the future.
In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to shareholders and Annual Reports on Form 10-K and 10-K/A of the Company for the five years ended December 31, 2021; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its shareholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Company (the “Forecasts”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the insurance industry and in other industries; and performed such other studies and analyses, and considered such other factors, including Sections 2.06 and 6.01(a)(i) of the Agreement, as we deemed appropriate.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We are not actuaries and our services did not include any actuarial determination or evaluation by us or any attempt to evaluate actuarial assumptions and we have relied on your actuaries with respect to reserve adequacy. In that regard, we have made no analysis of, and express no opinion as to, the adequacy of the loss and loss adjustments expenses reserves of the Company. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Brookfield Reinsurance and its affiliates) of Shares, as of the date hereof, of the $30.00 in cash per Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $30.00 in cash per Share to be paid to the holders (other than Brookfield Reinsurance and its affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which the Shares will trade at any time or, as to the potential effects of volatility in the credit, financial and stock markets on the Company, Brookfield Reinsurance or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Brookfield Reinsurance or the ability of the Company or Brookfield Reinsurance to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $30.00 in cash per Share to be paid to the holders (other than Brookfield Reinsurance and its affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders of Shares.
Very truly yours,
(GOLDMAN SACHS & CO. LLC)

ANNEX C
EXECUTION VERSION
VOTING AND SUPPORT AGREEMENT
This Voting and Support Agreement (this “Agreement”) is made and entered into as of February 8, 2023 (the “Agreement Date”), by and among Brookfield Reinsurance Ltd., a Bermuda exempted company limited by shares (“Parent”), Argo Group International Holdings, Ltd., a Bermuda exempted company limited by shares (the “Company”), and Voce Capital Management LLC (the “Shareholder”). Each of Parent, the Company and the Shareholder are sometimes referred to herein as a “Party.” Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).
RECITALS
A.   Concurrently with the execution and delivery of this Agreement, Parent, BNRE Bermuda Merger Sub Ltd., a Bermuda exempted company limited by shares and a wholly owned Subsidiary of Parent (“Merger Sub”), and the Company, are entering into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) that, among other things and subject to the terms and conditions set forth therein and in the Statutory Merger Agreement, provides for the merger of Merger Sub with and into the Company, with the Company being the surviving entity in such merger (the “Merger”).
B.   As of the Agreement Date, the Shareholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of common shares, par value $1.00 per share, of the Company (“Common Shares”), set forth next to the Shareholder’s name on Schedule A hereto, with such shares being all of the Common Shares owned of record or beneficially by the Shareholder as of the Agreement Date (the “Owned Shares”).
C.   In connection with Parent’s and Merger Sub’s entry into the Merger Agreement, as a condition and inducement to the willingness of Parent to enter into the Merger Agreement, the Shareholder has agreed to enter into this Agreement with respect to the Shareholder’s Covered Shares (as defined below).
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
1.   Agreement to Vote the Covered Shares.
1.1.   Voting Agreement.   Until the Expiration Time (as defined below), at every meeting of the Company’s shareholders (whether annual, special or otherwise) at which any of the following matters are to be voted on (and at every adjournment or postponement thereof), and on any action or approval of the Company’s shareholders by written consent with respect to any of the following matters, the Shareholder shall vote (including via proxy) all of the Shareholder’s Covered Shares and when a written consent is proposed, respond to each request by the Company for written consent and consent: (a) in favor of the approval of the Merger Agreement, the Merger and the Statutory Merger Agreement and any other matters necessary to secure the Required Shareholder Approval; and (b) against (i) any action or agreement that would reasonably be expected to (x) result in any of the conditions to the Company’s obligations set forth in Article VII of the Merger Agreement not being satisfied or (y) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement and (ii) any Takeover Proposal, or any agreement, transaction or other matter that is intended to, or would reasonably be expected to, impede, frustrate, delay, interfere with or materially and adversely affect the consummation of the Merger and the other transactions contemplated by the Merger Agreement (clauses (a) and (b), the “Covered Proposals”).
1.2.   Quorum.   Until the Expiration Time, at every meeting of the Company’s shareholders (and at every adjournment or postponement thereof), the Shareholder shall be represented in person or by proxy at such meeting (or cause the holders of record on any applicable record date to be represented in person or by proxy at such meeting) in order for the Shareholder’s Covered Shares to be counted as present for purposes of establishing a quorum.
1.3.   Grant of Proxy.   The Shareholder shall execute and deliver (or cause the holders of record to execute and deliver), any proxy card or voting instructions it receives that is sent to shareholders of the Company soliciting proxies with respect to any matter described in Section 1.1, which shall be voted in the manner described in Section 1.1 (with Parent to be promptly notified by the Company (and provided reasonable evidence) of such execution and delivery of such proxy card or voting instructions). From the period commencing with the Agreement Date and continuing until the Expiration Time, without limiting the obligations of the Shareholder under this Agreement, the Shareholder hereby irrevocably appoints as its proxy and attorney-in-fact Parent and any other Person designated in writing by Parent (collectively, the “Proxy Holders”), each of them individually, with full power of substitution, to vote the Shareholder’s Covered Shares in accordance with Section 1.1; provided that the proxy and the power of attorney granted by the Shareholder shall be effective if, and only if, the Shareholder has failed to perform its obligations under Section 1.1 as of the date that is three business days prior to the date of any applicable meeting of the shareholders of the Company (or, as applicable, any adjournments or postponements thereof). This proxy is coupled with an interest and shall be irrevocable until the Expiration Time, and the Shareholder shall take such further action or execute such other instruments as may be reasonably necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by the Shareholder with respect to the Covered Shares. This proxy and the power of attorney is given by the Shareholder in connection with, and in consideration of, the execution of the Merger Agreement by the Company and to secure the performance of the duties of the Shareholder under this Agreement. The power of attorney granted by the Shareholder herein is a durable power of attorney and shall survive the dissolution or bankruptcy of the Shareholder. The irrevocable proxy and power of attorney granted hereunder shall automatically and immediately terminate upon the Expiration Time.
1.4.   Waiver of Appraisal Rights.   The Shareholder hereby waives any right of appraisal or rights to dissent from the Merger that the Shareholder may have under the Bermuda Companies Act.
1.5.   Transfer of Shares.   The Shareholder covenants and agrees that during the period from the Agreement Date through (and including) the record date of the Company Shareholders Meeting, the Shareholder will not, directly or indirectly, (i) transfer, assign, sell, pledge, encumber, hypothecate or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of or consent to any of the foregoing (“Transfer”), or cause to be Transferred, any of the Shareholder’s Covered Shares, (ii) deposit any of the Shareholder’s Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Covered Shares or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, (iii) enter into any contract, option or other arrangement or undertaking with respect to the Transfer of any of its Covered Shares, (iv) enter into any swap (including a total return swap) or similar derivative transaction with respect to any of its Covered Shares or (v) take any other action or enter into any agreement or undertaking that would reasonably be expected to restrict, limit or interfere with the performance of the Shareholder’s obligations hereunder. The foregoing restrictions on Transfers of the Shareholder’s Covered Shares shall not prohibit any such Transfers by the Shareholder in connection with the transactions contemplated by the Merger Agreement. Notwithstanding the restrictions set forth herein, if, between the Agreement Date and the Expiration Time, the Shareholder shall be deemed to own more than 9.9% of the outstanding Company Shares, including as a result of any stock repurchases by the Company, stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares or similar transaction, the Shareholder may Transfer the number of its Covered Shares so deemed to be owned by it in excess of 9.9% of the outstanding Company Shares such that, immediately following such Transfer, the Shareholder owns 9.9% of the outstanding Company Shares. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, nothing in this Agreement will prohibit the Shareholder from Transferring any of the Shareholder’s Covered Shares after the record date of the Company Shareholders Meeting.

1.6.   Certain Definitions.   For purposes of this Agreement:
a.   “Expiration Time” shall mean the earliest to occur of (a) the Effective Time, (b) such date and time as the Merger Agreement shall be validly terminated pursuant to Article VIII thereof, (c) any amendment of any term or provision of the Merger Agreement, dated as of the Agreement Date, that reduces the Merger Consideration or changes the form of consideration payable to the Shareholder pursuant to Section 3.01(c) of the Merger Agreement, without the Shareholder’s prior consent, (d) the written agreement of the Shareholder and Parent to terminate this Agreement and (e) an Adverse Recommendation Change.
b.   “Covered Shares” means the number of Common Shares that the Shareholder owns of record and/or beneficially (within the meaning of Rule 13d-3 under the Exchange Act) on the record date of the Company Shareholders Meeting and that the Shareholder has the right and ability to vote (or to direct the vote of) on the Covered Proposals on the record date of the Company Shareholders Meeting which number, for the avoidance of doubt, shall not be less than the number of Owned Shares as of the Agreement Date.
c.   “Representatives” means, as to a Person, (i) such Person’s Affiliates and (ii) such Person’s or any of such Person’s Affiliate’s respective directors, officers, employees, partners, members, managers, principals, consultants, legal or other advisors, agents and other representatives acting in a capacity on behalf of, in concert with or at the direction of such Person or any of such Person’s Affiliates.
2.   Representations and Warranties of the Shareholder.   The Shareholder hereby represents and warrants to Parent and the Company that:
2.1.   Due Authority.   The Shareholder has the full power and capacity to make, enter into and carry out the terms of this Agreement. The Shareholder is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation, as applicable, and the execution and delivery of this Agreement, the performance of the Shareholder’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder enforceable against it in accordance with its terms (assuming due and valid execution by the Company and Parent), except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity.
2.2.   Ownership of the Covered Shares.   (a) The Shareholder is, as of the Agreement Date, the beneficial or record owner of, and has good and marketable title to, the Shareholder’s Owned Shares, free and clear of any and all security interests, liens, changes, encumbrances, equities, claims, options or limitations of whatever nature and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Owned Shares), other than any of the foregoing created by this Agreement or that would not prevent, impede or delay in any material respect the Shareholder’s ability to perform its obligations hereunder or as created by this Agreement and (b) as of the Agreement Date, the Shareholder has sole voting power over all of such Owned Shares beneficially owned by the Shareholder. As of the Agreement Date, the Shareholder does not own, beneficially or of record, any Common Shares or other voting shares of the Company (or any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, any Common Share or other voting shares of the Company) other than the Owned Shares. As of the Agreement Date, there are no agreements or arrangements of any kind, contingent or otherwise, obligating the Shareholder to Transfer, or cause to be Transferred, any of the Owned Shares and no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Owned Shares. As of the Agreement Date, none of the Owned Shares is subject to any agreement, arrangement or restriction with respect to the voting of such Owned Shares that would prevent or materially delay the Shareholder’s ability to perform its obligations hereunder.

2.3.   No Conflict; Consents.
a.   The execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of its obligations under this Agreement and the compliance by the Shareholder with any provisions hereof does not and will not: (a) conflict with or violate any laws applicable to the Shareholder; or (b) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Owned Shares beneficially owned by the Shareholder pursuant to, any Contract or obligation to which the Shareholder is a party or by which the Shareholder is subject.
b.   No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Authority or any other Person, is required by or with respect to the Shareholder in connection with the execution and delivery of this Agreement or the consummation by it of the transactions contemplated hereby.
2.4.   Litigation.   As of the date hereof, there is no Action pending or, to the knowledge of the Shareholder, threatened against the Shareholder that questions the beneficial or record ownership of the Shareholder’s Owned Shares, the validity of this Agreement or any action taken or to be taken by the Shareholder in connection with this Agreement.
3.   Representations and Warranties of Parent.   Parent hereby represents and warrants to the Shareholder and the Company that:
3.1.   Due Authority.   Parent has the full power and capacity to make, enter into and carry out the terms of this Agreement. Parent is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of Parent’s obligations hereunder, and the consummation of the transactions contemplated hereby has been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against it in accordance with its terms (assuming due and valid execution by the Shareholder and the Company), except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity.
3.2.   No Conflict; Consents.
a.   The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement and the compliance by Parent with the provisions hereof do not and will not: (a) conflict with or violate any laws applicable to Parent; or (b) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract or obligation to which Parent is a party or by which Parent is subject.
b.   No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Authority or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby.
4.   Representations and Warranties of the Company.   The Company hereby represents and warrants to Parent and the Shareholder that:
4.1.   Due Authority.   The Company has the full power and capacity to make, enter into and carry out the terms of this Agreement. The Company is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation. The execution and delivery of this Agreement, the performance of the Company’s obligations hereunder, and the consummation of the transactions contemplated hereby has been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms (assuming due and valid execution by the Shareholder and Parent), except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity.
4.2.   No Conflict; Consents.
a.   The execution and delivery of this Agreement by the Company does not, and the performance by the Company of its obligations under this Agreement and the compliance by the Company with the provisions hereof do not and will not: (a) conflict with or violate any laws applicable to the Company; or (b) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract or obligation to which the Company is a party or by which the Company is subject.
b.   No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Authority or any other Person, is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby.
5.   Miscellaneous.
5.1.   Other Agreements.   The Shareholder further agrees that, from and after the date hereof until the Expiration Time, the Shareholder will not, and will not permit any entity under the Shareholder’s control to, (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in opposition to any Covered Proposal, (b) initiate a shareholders’ vote with respect to a Takeover Proposal, (c) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to a Takeover Proposal, or (d) take any action that the Company is prohibited from taking pursuant to Section 6.02 of the Merger Agreement, except, in the case of this clause (d), (i) to the extent expressly permitted by this Agreement and/or (ii) that the Shareholder may make disclosures or communications to existing or prospective general or limited partners, employees, equity holders, members, managers and investors of the Shareholder or its Affiliates.
5.2.   No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in Parent or the Company any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Shareholder, and Parent and the Company shall have no authority to direct the Shareholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.
5.3.   Certain Adjustments.   In the event of any change in the Common Shares by reason of any split-up, reverse share split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Common Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
5.4.   Amendments and Modifications.   This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by all of the Parties.
5.5.   Expenses.   All costs and expenses incurred by any Party in connection with this Agreement shall be paid by the Party incurring such cost or expense; provided that the Company will reimburse the Shareholder for its reasonable and documented out-of-pocket costs and expenses (including, without limitation, legal fees) actually incurred by or on behalf of the Shareholder solely with respect to preparing and negotiating this Agreement; provided, further, that the aggregate amount of such reimbursed expenses shall not exceed $150,000.
5.6.   Notices.   All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) four business days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service; or (iii) immediately upon delivery by hand or by email transmission, in each case to the intended recipient as set forth below:
a.
if to the Shareholder, to:

Voce Capital Management LLC
One Embarcadero Center, Suite 1140
San Francisco, California 94111
Attention:   J. Daniel Plants
Email:        jdplants@vocecapital.com
with a copy to (which shall not constitute notice):
Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Attention:    Eleazer Klein
              Adriana Schwartz
E-mail:         eleazer.klein@srz.com
              adriana.schwartz@srz.com
b.
if to Parent, to:

Brookfield Reinsurance Ltd.
Ideation House, 1st Floor
94 Pitts Bay Road
Pembroke, HM08, Bermuda
Attention:    Anna Knapman-Scott
              Lyndsay Hatlelid
Email:          anna.knapmanscott@brookfield.com
               lyndsay.hatlelid@brookfield.com
with a copy to (which shall not constitute notice):
Debevoise & Plimpton LLP
66 Hudson Boulevard
New York, New York 10001
Attention:    E. Drew Dutton
                Andrew G. Jamieson
Email:        eddutton@debevoise.com
               agjamieson@debevoise.com
c.
if to the Company, to:

Argo Group International Holdings, Ltd.
90 Pitts Bay Road
Pembroke, HM08 Bermuda
Attention:    Allison Kiene
Email:        allison.kiene@argogroupus.com

with a copy to (which shall not constitute notice):
Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attention:    Todd E. Freed
                 Patrick Lewis
Email:         todd.freed@skadden.com
              patrick.lewis@skadden.com
Any notice received at the addressee’s location, or by email at the addressee’s email address, on any business day after 5:00 p.m., addressee’s local time, or on any day that is not a business day will be deemed to have been received at 9:00 a.m., addressee’s local time, on the next business day. From time to time, any Party may provide notice to the other Parties of a change in its address or email address through a notice given in accordance with this Section 5.6, except that that notice of any change to the address, email address or any of the other details specified in or pursuant to this Section 5.6 will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (A) specified in such notice; or (B) that is five business days after such notice would otherwise be deemed to have been received pursuant to this Section 5.6.
5.7.   Governing Law.   THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
5.8.   Venue; Waiver of Jury Trial.
a.   Each of the Parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts (as defined below)) in any action, suit or proceeding relating to this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, for and on behalf of itself or any of its properties or assets, in accordance with Section 5.6 or in such other manner as may be permitted by applicable law, and nothing in this Section 5.8 will affect the right of any Party to serve legal process in any other manner permitted by applicable law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any action, suit or proceeding to the exclusive general jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware) (the “Chosen Courts”) in the event that any dispute or controversy arises out of this Agreement or the transactions contemplated hereby; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (iv) agrees that any action, suit or proceeding arising in connection with this Agreement or the transactions contemplated hereby or thereby will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such action, suit or proceeding in the Chosen Courts or that such action, suit or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any action, suit or proceeding relating to this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby in any court other than the Chosen Courts. Each Party agrees that a final judgment in any action, suit or proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.
b.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY OR LITIGATION THAT MAY ARISE OUT OF OR RELATE TO THIS AGREEMENT, OR THE

NEGOTIATION, VALIDITY OR PERFORMANCE OF THIS AGREEMENT, THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.8.
5.9.   Documentation and Information.   The Shareholder consents to and authorizes the publication and disclosure by Parent and the Company of the Shareholder’s identity and holding of the Covered Shares, and the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement), in any press release, the Proxy Statement and any other disclosure document required in connection with the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement.
5.10.   Further Assurances.   The Shareholder agrees, from time to time, at the reasonable request of Parent and without further consideration, to execute and deliver such additional documents and take all such further action as may be reasonable required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.
5.11.   Enforcement.   The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity. It is the intention of the Parties that, to the extent possible, unless provisions are mutually exclusive and effect cannot be given to both or all such provisions, the representations, warranties, covenants and closing conditions in this Agreement will be construed to be cumulative and that each representation, warranty, and covenant in this Agreement will be given full, separate and independent effect and nothing set forth in any provision herein will in any way be deemed to limit the scope, applicability or effect of any other provision hereof.
5.12.   Entire Agreement.   This Agreement, including the schedule hereto, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Merger Agreement.
5.13.   Interpretation.   When a reference is made in this Agreement to a section, such reference shall be to a section of this Agreement unless otherwise indicated. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limiting the generality of the foregoing”. When used in this Agreement, the term “or” shall be construed in the inclusive sense of “and/or”. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. The Parties agree that they have been represented by counsel during the negotiation, drafting, preparation and execution of this Agreement and, therefore, waive the application of any law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.
5.14.   Assignment.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by any of the Parties without the prior written consent of the other Parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.
5.15.   Severability.   In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.
5.16.   Counterparts.   This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
5.17.   Non-survival of Representations and Warranties.   None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time or the termination of this Agreement. This Section 5.17 shall not limit any covenant or agreement contained in this Agreement that by its terms is to be performed in whole or in part after the Effective Time or the termination of this Agreement.
5.18.   Termination.   This Agreement shall automatically terminate without further action by any of the Parties and shall have no further force or effect as of the Expiration Time; provided that the provisions of this Section 5 (other than Sections 5.1 and 5.10) and Section 6 (only in the event the Effective Time occurs) shall survive any such termination. Notwithstanding the foregoing, termination of this Agreement shall not prevent any Party from seeking any remedies (at law or in equity) against any other Party for that Party’s breach of any of the terms of this Agreement prior to the date of termination in accordance with Section 5.11.
5.19.   Fiduciary Duties.   Nothing in this Agreement shall in any way impede or prevent any Representative of the Shareholder that is a member of the board of directors of the Company from exercising or performing his duties as a director of the Company, including, without limitation, exercising his fiduciary duties to the Company and its shareholders.
6.   Mutual Releases.
6.1.   Shareholder Release.   In exchange for the valuable consideration set forth above, effective as of the Effective Time, the Shareholder, on behalf of itself and the Shareholder Parties (as defined below), hereby unconditionally and irrevocably releases, acquits and forever discharges each of the Company Parties (as defined below) of and from any and all manner of action or actions, causes or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, losses, costs and expenses, of any nature whatsoever, known or unknown, fixed or contingent, liquidated or unliquidated, direct or indirect, from the beginning of time to the date of this Agreement, including in connection with the litigation captioned The Police & Fire Retirement System City of Detroit, Individually and on Behalf of All Others Similarly Situated v. Argo Group International Holdings, Ltd., Thomas A. Bradley, Scott Kirk, Kevin J. Rehnberg, Mark E. Watson, III, and Jay S. Bullock, No. 1:22-cv-08971 (S.D.N.Y.); provided, however, that the foregoing release shall not (x) release (i) any rights or duties of any Shareholder Party under this Agreement, (ii) any claims or causes of action that any Shareholder Party may have for the breach or enforcement of any provision of this Agreement or the Merger Agreement, or (iii) any statutory, corporate or contractual rights to indemnification, expense reimbursement or expense advancement of any Shareholder Party, (y) limit in any way the defense of any Shareholder Party (including any potential counterclaim, crossclaim or other similar claim of any Shareholder Party) with respect to any derivative action brought by a Company shareholder (“Derivative Action”) or (z) limit in any way any Shareholder Party’s rights to indemnification, expense reimbursement or expense advancement in connection with any Derivative Action. “Shareholder Parties” means the Shareholder and its successors, assigns, insurers and Representatives, and “Company Parties” means Parent, the Company and their respective predecessors, successors, former and current officers (in their capacities as such), former and current directors (in their capacities as such), former and current employees (in their capacities as such), Representatives, insurers and assigns.
6.2.   Company Release.   In exchange for the valuable consideration set forth above, effective as of the Effective Time, the Company, on behalf of itself and the Company Parties, hereby unconditionally and irrevocably releases, acquits and forever discharges each of the Shareholder Parties of and from any and all manner of action or actions, causes or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, losses, costs and expenses, of any nature whatsoever, known or unknown, fixed or contingent, liquidated or unliquidated, direct or indirect, from the beginning of time to the date of this Agreement; provided, however, that the foregoing release shall not (x) release (i) any rights or duties of any Company Party under this Agreement, (ii) any claims or causes of action that any Company Party may have for the breach or enforcement of any provision of this Agreement or the Merger Agreement, or (iii) any defense to any statutory, corporate or contractual indemnification, expense reimbursement or expense advancement sought by any Shareholder Party (including any potential counterclaim, crossclaim or other similar claim of any Company Party), (y) limit in any way the defense of any Company Party (including any potential counterclaim, crossclaim or other similar claim of any Company Party) or any other claim with respect to any Derivative Action or (z) limit in any way any Company Party’s defense with respect to any indemnification, expense reimbursement or expense advancement sought by any Shareholder Party in connection with any Derivative Action (including any potential counterclaim, crossclaim or other similar claim of any Company Party).
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
ARGO GROUP INTERNATIONAL HOLDINGS, LTD.
By:
/s/ Allison Kiene

Name: Allison Kiene
Title:   General Counsel and Secretary
BROOKFIELD REINSURANCE LTD.
By:
/s/ Anna Knapman-Scott

Name: Anna Knapman-Scott
Title:   Secretary
VOCE CAPITAL MANAGEMENT LLC
By:
/s/ J. Daniel Plants

Name: J. Daniel Plants
Title:   Managing Member of the Managing Member
[Signature Page to Voting and Support Agreement]

Schedule A
Name	Owned Shares
Voce Capital Management LLC	3,317,697

PLEASE VOTE TODAY!SEE REVERSE SIDEFOR THREE EASY WAYS TO VOTE. TO VOTE BY MAIL, PLEASE DETACH HERE,
SIGN AND DATE THE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ARGO GROUP INTERNATIONAL HOLDINGS, LTD.Special General Meeting of ShareholdersThis proxy is solicited by the Board of DirectorsThe undersigned hereby acknowledges receipt of the Notice of the Special General Meetingof Shareholders and Proxy Statement of Argo Group International Holdings, Ltd. ("ArgoGroup") and hereby appoints Thomas A. Bradley and Allison D. Kiene and each of them,acting individually, with full power of substitution in each, as proxies of the undersigned, torepresent the undersigned and vote all common shares of Argo Group that the undersignedmay be entitled to vote at the Special General Meeting of Shareholders to be held atWellesley House South, W Room (2nd Floor), 90 Pitts Bay Rd., Pembroke HM 08, Bermuda,on April 19, 2023 at 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time), and at anyadjournments or postponements thereof, as indicated on the reverse side.This proxy, when properly executed, will be voted in the manner directed herein by theundersigned shareholder. WHERE NO INSTRUCTION IS SPECIFIED, THIS PROXY WILL BEVOTED FOR ITEMS 1, 2 AND 3.CONTINUED AND TO BE SIGNED ON REVERSE SIDE PROXY CARD

ARGO GROUP YOUR VOTE IS IMPORTANT Please take a moment now to vote your Argo Group common shares for the upcoming
Special General Meeting of Shareholders. All votes must be received by 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time) on April 17, 2023. YOU CAN VOTE TODAY IN ONE OF THREE WAYS: 1. Vote by Internet – Please access www.fcrvote.com/ARGO, and follow the simple instructions provided. You will be required to provide the unique control number printed below. OR 2. Vote by Telephone – Call toll-free at 1-866-402-3905. Please follow the simple instructions provided. You will be required to provide the unique control number printed below. CONTROL NUMBER: You may submit your proxy by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the proxyholder(s) to vote your shares in the same manner as if you had marked, signed and returned a proxy card. OR 3. Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: Argo Group c/o First Coast Results, Inc., PO Box 3672, Ponte Vedra Beach, FL 32004-9911. TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE THE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEMS 1, 2 and 3. 1. Proposal to approve the merger agreement, the statutory merger agreement required in accordance with Section 105 of the Bermuda Companies Act 1981, as amended, and the merger; 2. Proposal on an advisory (non-binding) basis, to approve the compensation that may be paid or become payable to Argo Group’s named executive officers that is based on or otherwise relates to the merger, as described in the proxy statement; and 3. Proposal to approve an adjournment of the special general meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes to approve Proposal 1 at the special general meeting. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN DATED: (Signature if held jointly) (Signature if held jointly) (Title) WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

ARGO GROUP INTERNATIONAL HOLDINGS, LTD. Special General Meeting of Shareholders The undersigned hereby acknowledges receipt of the Notice of the Special General Meeting of Shareholders and Proxy Statement of Argo Group International Holdings, Ltd. ("Argo Group") and hereby appoints Thomas A. Bradley and Allison D. Kiene and each of them, acting individually, with full power of substitution in each, as proxies of the undersigned to represent the undersigned and vote all preferred shares of Argo Group that the undersigned may be entitled to vote at the Special General Meeting of Shareholders to be held at Wellesley House South, W Room (2nd Floor), 90 Pitts Bay Rd., Pembroke HM 08, Bermuda, on April 19, 2023 at 9:00 a.m. local Bermuda time (8:00 a.m. Eastern Time), and at any adjournments or postponements thereof, as indicated below. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. WHERE NO INSTRUCTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2. CONTINUED AND TO BE SIGNED ON REVERSE SIDE PROXY CARD THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ITEMS 1 and 2. 1. Proposal to approve the merger agreement, the statutory merger agreement required in accordance with Section 105 of the Bermuda Companies Act 1981, as amended, and the merger; and 2. Proposal to approve an adjournment of the special general meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes to approve Proposal 1 at the special general meeting. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN DATED: (Signature if held jointly) (Signature if held jointly) (Title) WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.